                                                                   EXHIBIT 10.19


                             ADOPTION AGREEMENT #01
                                  FOR USE WITH


                              DORSEY & WHITNEY LLP
       DEFINED CONTRIBUTION PROTOTYPE PLAN (WITH OPTIONAL 401(K) FEATURE)
                             BASIC PLAN DOCUMENT #1


                                 ---------------



                     ARTICLE I. PROFIT SHARING PLAN ADOPTED



       By execution of this Adoption Agreement, the Employer and the Trustee agree that this Adoption Agreement and the related document entitled "Dorsey & Whitney LLP Defined Contribution Prototype Plan (With Optional 401(k) Feature) Basic Plan Document #1" are adopted as the formal written instrument under which the Employer will maintain a defined contribution profit sharing plan for the benefit of its eligible employees. Unless specified otherwise, "ss." references are to the Basic Plan Document and terms with initial capital letters are defined in the Basic Plan Document.




                            ARTICLE II. THE EMPLOYER



A. The Employer's name, address and telephone number are:(1)

                     Computer Network Technology Corporation
                    ------------------------------------------
                                6000 Nathan Lane
                    ------------------------------------------
                          Minneapolis, Minnesota 55442
                    ------------------------------------------
                    (763)  268 - 6000
                    -----  ---   -----

  [ss. 1.1.14, ss. 9.4]


(C) Copyright 2000 Dorsey & Whitney LLP

B. The Employer is organized under the laws of the state of Minnesota as a (check one):

    X   C corporation.
   ---

   ---  S corporation.

   ---  partnership.

   ---  proprietorship.

   ---  other (specify) ----------------------.

   [ss. 1.1.14]

C. The Employer's principal trade or business with respect to which this Plan is established is: storage networking and storage solutions specialist .(2)
                   -------------------------------------------------------------

D. The Employer's annual accounting period (federal income tax year) ends:
   January 31 .
   -----------

E. The Employer's federal taxpayer identification number is: 41-1356476 .
                                                             -----------

F. The Employer designates the following person(s) as the Committee.

                       Senior Director of Human Resources
                    ------------------------------------------

                     Director of Compensation and Benefits
                    ------------------------------------------

                                Benefits Manager
                    ------------------------------------------
[ss. 1.1.8]

G. The names, addresses, telephone numbers and EINs of the Affiliates that have adopted this Plan with the consent of the Principal Employer and that are participating employers as of the date this Adoption Agreement is signed by the Principal Employer are listed below.

                1.    Articulent LLC
                    ------------------------------------------
                      6000 Nathan Lane
                    ------------------------------------------
                      Minneapolis, Minnesota  55442
                    ------------------------------------------
                    ( 763 ) 268 - 6000
                    ------- ---   -----

                      EIN:    04-3046157
                          ------------------------------------

                2.
                    ------------------------------------------

                    ------------------------------------------

                    ------------------------------------------

                    (   )       -
                    ------- ---   -----

                       EIN:
                           -----------------------------------


                3.
                    ------------------------------------------

                    ------------------------------------------

                    ------------------------------------------

                    (    )      -
                    ------- ---   -----

                     EIN:
                          ------------------------------------




[ss. 1.1.12, ss. 1.1.14, ss. 9.4]

                            ARTICLE III. THE TRUSTEE





A. The name, address and telephone number of the Trustee(s) to be used for reporting and disclosure purposes is:

                1.     Fidelity Management Trust Company
                    ------------------------------------------
                       82 Devonshire Street
                    ------------------------------------------
                       Boston, Massachusetts  02109
                    ------------------------------------------
                    ( 800 ) 835 - 5095
                    ------- ---   -----



                2.
                    ------------------------------------------

                    ------------------------------------------

                    ------------------------------------------

                    (   )        -
                    ------- ---   -----
                3.

                    ------------------------------------------

                    ------------------------------------------

                    ------------------------------------------
                    (    )      -
                    ------- ---   -----
[ss.1.1.36]

B. The effective date of the appointment of Trustee(s) listed in Item A above is: January 2, 2002.
       ---------------

C. If one or more individuals are Trustees, the federal taxpayer identification number assigned to the Trust is
                                  -----.

                      ARTICLE IV. GENERAL PLAN INFORMATION



A. The execution of this Adoption Agreement is intended to (check one):


             create a new Plan  (skip to Item B).(3)
       ----

        X    amend an existing Plan (complete the following).
       ----

             1.    The existing Plan which is being amended was (check one):

                    X   maintained under this prototype or another prototype
                   ---- also sponsored by Dorsey & Whitney LLP.

                        maintained under some other prototype or master plan.
                   ----

                        maintained under an individually designed document.
                   ----

                   [ss. 1.1.29]





             2.    The name of the Plan under the earlier Plan document was:
                   The Computer Network Technology Corporation 401(k) Salary
                   ------------------------------------------------------------
                   Savings Plan.(4)
                   --------------




                   The original effective date of the Plan was:

                        January 1     , 1991 .
                   ------------------- ------


                   The Trustee under the earlier Plan document was:
                   CG Trust Company.
                   -----------------

                   The date that the earlier Plan document was executed (or most
                   recently amended) was:       January 1    , 2000 .
                                           ------------------- ------


                   [ss. 1.1.26]

             3. Was the existing Plan a Profit Sharing Plan exempt from spouse annuity rules as described in ss. 7.1.7 of the Basic Plan Document?

                     X   Yes (skip to Item 5)
                   -----
                         No
                   -----

                   [ss. 7.1.7]

             4. If the Plan is not a Profit Sharing Plan exempt from the spouse annuity rules, the normal form of benefit under the Plan is:

                   -----  A Qualified Joint and Survivor Annuity Contract
                          (the QJ&SA Contract) if the Participant is married and a Life Annuity Contract if the Participant is not married.

                   ----- A lump sum payment, unless the Participant elects an annuity contract and then the normal form of a benefit is a Qualified Joint and Survivor Annuity Contract (the QJ&SA Contract) if the Participant is married and a Life Annuity Contract if the Participant is not married.

             5. Will the Plan continue to hold nondeductible voluntary contributions made under the existing Plan? (Further contributions are not permitted.)

                     X   Yes
                   -----
                         No
                   -----
                         Not Applicable (skip to Item B)
                   -----

                   [ss. 3.10]

             6. Will Participants be allowed to withdraw their nondeductible voluntary contributions (and the earnings thereon) during employment?

                     X   Yes
                   -----
                         No
                   -----

                   [ss. 7.2.1]

B. Upon the execution of this Adoption Agreement, the Plan name for reporting
   and disclosure purposes will be:     The Computer Network Technology
                                       ---------------------------------
   Corporation 401(k) Salary Savings Plan.(5)
   -----------------------------------------

   [ss. 1.1.26]

C. The three digit Plan serial number ("PN") which will be used by the Employer
   for reporting and disclosure purposes is:      001 .(6)
                                                 --------

D. The Effective Date (the date upon which this Adoption Agreement is to be
   effective) is: January 1, 2002      .(7)
                 --------------------------

   [ss. 1.1.11]

E. The last day of the Plan Year (the accounting year of the Plan) is:
   December 31  .(8)
   ------------------

   [ss.1.1.4,ss.1.1.28]

F. Is this Plan a Profit Sharing Plan exempt from spouse annuity rules as described in ss. 7.1.7 of the Basic Plan Document? (If Item A(3) above is checked "No," this item must also be checked "No.")

                     X   Yes
                   -----
                         No
                   -----
   [ss. 7.1.7]



G. Will Highly Compensated Employees be determined by a top paid group election?(9)

                     X   Yes
                   -----
                         No
                   -----


   [ss. 1.1.13]




           ARTICLE V. GENERAL ELIGIBILITY AND CONTRIBUTION PROVISIONS



A. COMPUTATION PERIOD. The computation period for Eligibility Service will be (check one):

     X   The year beginning with the date the employee first performs an Hour
   -----
         of Service and then Plan Years.(10)

         Successive years beginning on the date the employee first
   -----
         performs an Hour of Service and annual anniversaries of that date.

   [ss. 1.1.12]

B. HOURS OF SERVICE. For the purpose of determining One-Year Breaks in Service, Vesting Service, Eligibility Service and minimum annual service requirement to share in the Employer contribution made for a Plan Year, Hours of Service for employees for whom the Employer is not required by state or federal "wage and hour" or other laws to count hours worked shall be determined on the following basis (check one):

         On the basis of the actual recorded hours for which an employee ----- is paid or entitled to payment.

         On the basis that, without regard to actual recorded hours, an ----- employee shall be credited with 10 Hours of Service for a day if under
         ss. 1.1.19 such employee would be credited with at least 1 Hour of Service during that day.

         On the basis that, without regard to actual recorded hours, an ----- employee shall be credited with 45 Hours of Service for a calendar week if under ss. 1.1.19 such employee would be credited with at least 1 Hour of Service during that calendar week.

         On the basis that, without regard to actual recorded hours, an ----- employee shall be credited with 95 Hours of Service for a semi-monthly pay period if under ss. 1.1.19 such employee would be credited with at least 1 Hour of Service during that semi-monthly pay period.

     X   On the basis that, without regard to actual recorded hours, an
   ----- employee shall be credited with 190 Hours of Service for a calendar month if under ss. 1.1.19 such employee would be credited with at least 1 Hour of Service during that calendar month.


[ss. 1.1.19]



C. PREDECESSOR EMPLOYER. In addition to the service with predecessor employers required to be recognized under this Plan for purposes of Eligibility Service and Vesting Service, service with the following predecessor employers shall be recognized if the employees of such predecessor employers meet the requirements specified below?(11)


   Name of Predecessor Employer                Requirement


   -----------------------------               --------------------------


   -----------------------------               --------------------------


   -----------------------------               --------------------------



   [ss. 1.1.12, ss. 1.1.39]

D. RECOGNIZED EMPLOYMENT. Recognized Employment is all service with the Employer by persons classified by the Employer as common law employees, excluding, however, service classified by the Employer as employment of a unit of employees covered under collective bargaining agreements (unless the agreement provides for the inclusion of such employees), by a non-resident alien, leased and similar employee and the following classifications or categories specifically excluded:(12)


                                                          Excluded
                                                          --------
         Salaried employees.                                Yes            X    No
                                                      -----              -----

         Hourly employees.                                  Yes            X    No
                                                      -----              -----

         Owner employees                                    Yes            X    No
                                                      -----              -----
         (including Partners who own
         more than a 10% interest).

         Partners.                                          Yes            X    No
                                                      -----              -----

         Temporary employees.                           X   Yes                 No
                                                      -----              -----



   The following described groups, classifications or individual employees are excluded:

   Any employee who is not scheduled to work at least 1,000 actual Hours
   -----------------------------------------------------------------------------
   of Service in a Plan Year unless such employee completes one year of
   -----------------------------------------------------------------------------
   Eligibility Service (with at least 1,000 actual Hours of Service).
   -----------------------------------------------------------------------------

   [ss. 1.1.33]

E. ENROLLMENT DATE(S).  The Enrollment Date(s) shall be (check one):


         the first day of the Plan Year.(13)
   -----

         the first day of the Plan Year and the first day of the 7th month of
   -----
         the Plan Year.

         the first day of the Plan Year and the first day of the 4th, 7th
   -----
         and 10th months of the Plan Year.

         the first day of the Plan Year and the first day of the 2nd through the
   -----
         12th months of the Plan Year.

      X  each business day of the Plan Year.
   -----

   [ss. 1.1.15]



F. VALUATION DATE(S).  The Valuation Date(s) shall be (check one):


         the Annual Valuation Date.
   -----

         the Annual Valuation Date and the last day of the 6th month of the
   -----
         Plan Year.

         the Annual Valuation Date and the last day of the 3rd, 6th and 9th
   -----
         months of the Plan Year.

         the Annual Valuation Date and the last day of the 1st through the 11th
   -----
         months of the Plan Year.

     X   any date that both the New York Stock Exchange and the Trustee are
   -----
         open and conducting business.

   [ss. 1.1.37]

G. RECOGNIZED COMPENSATION. The basis for determining Recognized Compensation (as described in Section 1.1.32 of the Basic Plan Document) for Participants shall be (check one):

         Wages subject to federal income tax withholding within the meaning of
   -----
         section 3401(a) of the Internal Revenue Code.

     X   Wages, tips and other compensation reportable as taxable on Treasury
   -----
         Form W-2 (or any successor form).

         ss. 415 compensation (as described in Appendix A to the Basic Plan
   -----
         Document).

   [ss. 1.1.32]



H. EXCLUSIONS FROM RECOGNIZED COMPENSATION. The following items will be excluded for purposes of determining a Participant's Recognized Compensation:(14)

         No exclusions
   -----

         Bonuses
   -----

         Overtime
   -----

         Holiday and Vacation Pay
   -----

         Shift differential
   -----

         Commissions in excess of $
   -----                           --------------------.

     X   Other excluding any reimbursements related to moving expenses;
   -----       -----------------------------------------------------------------
               payments made under the adoption assistance program; the Saturday
               -----------------------------------------------------------------
               Night Stay-over Program; and any income related to the exercise
               -----------------------------------------------------------------
               of nonqualified stock options, the sale of stock within 18 months
               -----------------------------------------------------------------
               of receipt under the Employee Stock Purchase Plan, the stock
               -----------------------------------------------------------------
               options received pursuant to the Incentive Stock Option Plan, or
               -----------------------------------------------------------------
               the vesting of stock options under the Restricted Stock Option
               -----------------------------------------------------------------
               Plan.
               -----------------------------------------------------------------

   [ss. 1.1.32]

I. PRE-PARTICIPATION COMPENSATION. Will compensation earned by an employee before becoming a Participant be Recognized Compensation?(15)

         Yes
   -----

     X   No
   -----

  [ss. 1.1.32]








                   ARTICLE VI. RETIREMENT SAVINGS (SS. 401(K))
               AND EMPLOYER MATCHING/SAFE HARBOR CONTRIBUTIONS(16)


                IF THIS IS NOT A 401(K) PLAN, SKIP THIS ARTICLE.


A. AGE. To become a Participant in the Plan for the purpose of enrolling for retirement savings (401(k)) participation, each employee must satisfy the following age requirement (check one):

         No minimum age requirement.
   -----

     X   Minimum age 18  years (not greater than 21).
   -----            -----


   [ss. 2.1]



B. SERVICE FOR 401(K) PARTICIPATION. To become a Participant in the Plan for the purpose of enrolling for retirement savings (401(k)) participation, each employee must satisfy the following service requirement (check one):

     X   No minimum service requirement.
   -----

         One year of Eligibility Service (with at least      Hours of Service
   -----                                                ----
         (not to exceed 1,000)).

         One year of Eligibility Service (with at least      Hours of Service
   -----                                                ----
         (not to exceed 1,000)) or   months (less than 12) of continuous service
                                  ---
         (without regard to Hours of Service credited).

   [ss. 2.1, ss. 1.1.12]

C. SERVICE FOR EMPLOYER MATCHING CONTRIBUTIONS. To become a Participant in the Plan for purposes of receiving Employer matching contributions, each employee must satisfy the following service requirement (check one):

     X   No minimum service requirement.
   -----

         One year of Eligibility Service (with at least      Hours of Service
   -----                                                ----
         (not to exceed 1,000)).

         One year of Eligibility Service (with at least      Hours of Service
   -----                                                ----
         (not to exceed 1,000)) or   months (less than 12) of continuous service
                                  ---
         (without regard to Hours of Service credited).



   [ss. 2.1, ss. 1.1.12]



D. RETIREMENT SAVINGS. A Participant may provide a Retirement Savings Election to the Employer to reduce the Participant's Recognized Compensation by any
    amount the Participant chooses between      1 %     and       15 %
                                         --------------       -------------
    of such Participant's Recognized Compensation.(17)

   [ss. 3.2]


E. MODIFICATION DATE. The dates upon which a Participant may increase or decrease the Participant's Retirement Savings Election shall be the first payroll period following:(18)

         the first day of the Plan Year.
   -----

         the first day of the Plan Year and the first day of the 7th month of
   -----
         the Plan Year.

         the first day of the Plan Year and the first day of the 4th, 7th
   -----
         and 10th months of the Plan Year.

         the first day of the Plan Year and the first day of the 2nd through the
   -----
         12th months of the Plan Year.

     X   the first day of the Plan Year and each other business day of the Plan
   -----
         Year.

   [ss. 1.1.22, ss. 2.6]

F.  401(K)/401(M) SAFE HARBOR.

    1.   Is the Plan intended to be a 401(k)/401(m) safe harbor plan?

         Yes(19)  (complete this Item F and then skip to Item I(20))
   -----

     X   No (skip to Item G)
   -----


2. The Employer will meet the safe harbor requirements as follows (check one and complete):

         SAFE HARBOR REQUIRED MATCHING CONTRIBUTION.  The Employer will make a
   -----
         required match of an amount equal to (check one and complete):

               Basic
         -----




              If the Participant has                        The Employer will
           contributed this percentage               contribute this percentage
            of Recognized Compensation:            of the Participant's contribution:
            ---------------------------            ----------------------------------
                  Up to 3%                                     100%
              More than 3% to 6%                                50%




               Enhanced
         -----




             If the Participant has                           The Employer will
           contributed this percentage                  contribute this percentage
          of Recognized Compensation:(21)           of the Participant's contribution:
          ------------------------------            ----------------------------------

                  Up to 3%                                     100%
              More than 3% to 4%                                  %
                                                               ---
              More than 4% to 5%                                  %
                                                               ---
              More than 5% to 6%                                  %
                                                               ---

           QUALIFIED NONELECTIVE CONTRIBUTION TO THIS PLAN. The Employer will
     -----
           make qualified nonelective contributions in an amount equal to at least 3% of each nonhighly compensated Participant's Recognized Compensation without regard to whether the Participant makes a retirement savings contribution.

           QUALIFIED NONELECTIVE CONTRIBUTION TO ANOTHER PLAN. The Employer will
     -----
           make qualified nonelective contributions to the
                                     Plan.(22)
           --------------------------



     [ss. 3.5]



 3. AGE AND SERVICE REQUIREMENTS FOR THE SAFE HARBOR CONTRIBUTION. Will the age and service requirements for the safe harbor nonelective or matching contribution be the same as the age and service requirements for 401(k) participation as elected in Items A and B of this Article?

           Yes
     -----

           No(23)
     -----



       If "No" is checked, the age and service requirements for the safe harbor nonelective or matching contribution are (check and complete):

            Minimum age            years (not greater than 21)
     -----              ---------

            No minimum age requirement.
     -----

            One year of Eligibility Service with at least 1,000 Hours of Service
     -----

            One year of Eligibility Service (with at least 1,000 Hours of
     -----
            Service) or         months (less than 12) of continuous service
                       --------
            (without regard to Hours of Service credited)

            No minimum service requirement.
     -----

G. REQUIRED MATCHING CONTRIBUTIONS-NOT SAFE HARBOR. Will Employer matching contributions be required?


       X    No
     -----

            Yes (check only one and complete)
     -----



                  FIXED MATCH WITH % LIMIT. An amount equal to      % of each
            -----                                              -----
                  Participant's retirement savings ss. 401(k) contribution,
                  ignoring retirement savings in excess of         % of the
                                                           --------
                  Participant's Recognized Compensation.

                  FIXED MATCH WITH DOLLAR LIMIT. An amount equal to % of each
            -----
                  Participant's retirement savings ss. 401(k) contribution,
                  ignoring retirement savings in excess of $         .
                                                            --------

                  GRADED MATCH BASED ON %.  An amount determined as
            -----
                  follows:(24)


                   If the Participant Has                            The Employer Will
                 Contributed this Percentage                      Contribute this Percentage
                  of Recognized Compensation:                  of the Participant's Contribution:
                  ---------------------------                  ----------------------------------
                            Up to        %                                         %
                                  -----                                      -----
                  From      % to         %                                         %
                      -----       -----                                      -----
                  From      % to         %                                         %
                      -----       -----                                      -----




                  GRADED MATCH BASED ON DOLLAR AMOUNT. An amount determined as
            -----
                  follows:(25)




                   If the Participant Has                        The Employer Will
                  Contributed this Amount                    Contribute this Percentage
                 of Recognized Compensation:             of the Participant's Contribution:
                 ---------------------------             ----------------------------------
                           Up to $                                           $
                                  -----                                       -----
                  From $      to $                                           $
                        -----     -----                                       -----
                  From $     to  $                                           $
                        -----     -----                                       -----




[ss. 3.3]

H. DISCRETIONARY MATCHING CONTRIBUTIONS. Will Employer discretionary matching contributions be allowed? (If required matching contributions have been elected under Item F or Item G, any discretionary matching contributions will be in addition to those required matching contributions.)

    Yes   No

                  DISCRETIONARY MATCHING CONTRIBUTIONS.(26) Employer
   ----  ----
                  discretionary matching contributions will be allocated to the Employer Matching Accounts of eligible Participants to match a percentage, determined by the Employer, of each eligible Participant's retirement savings contribution, ignoring, however, retirement savings contributions in excess of ___% of the Participant's Recognized Compensation. (If Employer discretionary contributions are not permitted, do not complete the next two items.)

                  If Employer discretionary matching contributions are
   ----  ----
                  permitted, will they be limited to a maximum dollar amount? If yes, the maximum amount of Employer discretionary matching
                  contributions will be $           .
                                         ----------

                  If Employer discretionary matching contributions are
   ----  ----
                  permitted, will the Employer be permitted to make a graded match?

                  If "Yes" is checked, the graded match shall be an amount equal to a matching percentage the Employer shall determine for a Plan Year for each of the following levels of a Participant's retirement savings contribution:(27)

                                          Levels
                                          ------

                                   Up to        % of Recognized Compensation
                                         -----

                          From      % to        % of Recognized Compensation
                              -----      -----

                          From      % to        % of Recognized Compensation
                              -----      -----

[ss. 3.4]

I. MAKING OF MATCHING CONTRIBUTIONS. Employer matching contributions for the Plan Year will be contributed to the Fund and credited to each eligible Participant's Employer Matching Contribution Account:

    X    PERIODICALLY DURING THE PLAN YEAR. The employer matching contribution
  -----
         for the Plan Year will be contributed to the Fund periodically (i.e., quarterly, monthly or each payroll period) throughout the Plan Year.

         AFTER THE END OF THE PLAN YEAR. The employer matching contribution
  -----
         for the Plan Year will be contributed to the Fund after the end of the Plan Year (skip to Item K).

  [ss. 3.3.1, ss. 3.4.1]


J. TRUE-UP OF EMPLOYER MATCHING CONTRIBUTION. If the Employer has elected to make matching contributions periodically throughout the Plan Year, will the Employer make a true-up contribution after the end of the Plan Year?(28)

          Yes
    -----

      X   No
    -----


    [ss. 3.3.2, ss. 3.4.2]


K. LAST DAY RULE. Will Participants be required to be in employment on the last day of a Plan Year to share in the Employer matching contribution to be allocated for that Plan Year?(29)



        Employer Required                            Employer Discretionary
      Matching Contributions                          Matching Contribution
      ----------------------                          ---------------------
              Yes                                              Yes
        -----                                            -----

              No                                           X    No
        -----                                            -----

          X   Not Applicable                                    Not Applicable
        -----                                            -----



[ss. 3.7]

L. 1,000 HOUR RULE. Will Participants be required to have at least 1,000 Hours of Service in a Plan Year to share in the Employer matching contribution to be allocated for that Plan Year?(29)


            Employer Required                           Employer Discretionary
          Matching Contributions                         Matching Contribution
          ----------------------                         ---------------------
              Yes                                              Yes
        -----                                            -----

              No                                           X   No
        -----                                            -----

         X    Not Applicable                                   Not Applicable
        -----                                            -----

[ss. 3.7]



M.  TESTING METHOD. For 401(k) and 401(m) testing, the Plan will use:(30)


         The current year testing method(31)
    -----
      X  The prior year testing method
    -----

         Not Applicable(32)
    -----

   [Appendix D]


N. PRIOR YEAR TESTING FOR A NEW PLAN. If this is a new plan, and if the prior year testing method is selected in Item M, the average deferral percentage and the average contribution percentage for the non-Highly Compensated Employees for the first Plan Year shall be:

          Deemed to be 3%
    -----

          The current Plan Year's average deferral percentage and average
    -----
          contribution percentage for the non-Highly Compensated Employees.

      X   Not Applicable(33)
    -----

    [Appendix D]

        ARTICLE VII. EMPLOYER DISCRETIONARY PROFIT SHARING CONTRIBUTIONS


  IF THE EMPLOYER WILL NOT BE MAKING DISCRETIONARY PROFIT SHARING CONTRIBUTIONS
                        TO THE PLAN, SKIP THIS ARTICLE.


A. AGE. To become a Participant in the Plan for the purpose of being eligible to receive Employer profit sharing contributions, each employee must satisfy the following age requirement (check one):

          No minimum age requirement.
    -----

          Minimum age         years (not greater than 21).
    -----             ------


    [ss. 2.1]



B. SERVICE. To become a Participant in the Plan for the purpose of being eligible to receive Employer profit sharing contributions, each employee must satisfy the following service requirement (check one):

          No minimum service requirement.
    -----

          One year of Eligibility Service (with at least        Hours of Service
    -----                                               -------
          (not to exceed 1,000)).



          One year of Eligibility Service (with at least        Hours of Service
    -----                                               -------
          (not to exceed 1,000)) or       months (less than 12) of continuous
                                   ------
          service (without regard to Hours of Service credited).


    [ss. 2.1, ss. 1.1.12]

C.  DISCRETIONARY PROFIT SHARING CONTRIBUTIONS. (check one)(34)

          STRAIGHT PERCENT OF PAY. Employer discretionary profit sharing
    -----
          contributions are not integrated with Social Security contributions. Employer discretionary profit sharing contributions will be allocated to the Employer Profit Sharing Accounts of eligible Participants pursuant to ss. 3.4.3(a) of the Basic Plan Document.


          FLAT DOLLAR AMOUNT. Employer discretionary profit sharing
    -----
          contributions are not integrated with Social Security contributions. Employer discretionary profit sharing contributions will be allocated to the Employer Profit Sharing Accounts of eligible Participants pursuant to ss. 3.4.3(b) of the Basic Plan Document.

          INTEGRATED WITH SOCIAL SECURITY. Employer discretionary profit sharing
    -----
          contributions are integrated with Social Security contributions. Employer discretionary profit sharing contributions will be allocated to the Employer Profit Sharing Accounts of eligible Participants pursuant to ss. 3.4.3(c) of the Basic Plan Document.

          The Integration Level will be equal to:(35)

               The Taxable Wage Base ("TWB")
          -----

                $        (a dollar amount not greater than the TWB)
          -----  --------


          COLLECTIVELY BARGAINED. Employer contributions will be allocated
    -----
          to the Employer Profit Sharing Accounts of eligible Participants pursuant to a collective bargaining agreement covering said Participants or pursuant to the federal Davis Bacon Act or similar federal, state or local prevailing wage legislation.

          [ss. 3.4.3]


D. LAST DAY RULE. Will Participants be required to be in employment on the last day of a Plan Year to share in the Employer discretionary profit sharing contribution to be allocated for that Plan Year?(36)

          Yes
    -----

          No
    -----

    [ss. 3.7]

E. 1,000 HOUR RULE - EMPLOYER DISCRETIONARY PROFIT SHARING CONTRIBUTIONS. Will Participants be required to have at least 1,000 Hours of Service in a Plan Year to share in the Employer discretionary profit sharing contribution to be allocated for that Plan Year?(37)



          Yes
    -----

          No
    -----


    [ss. 3.7]




                      ARTICLE VIII. ROLLOVER CONTRIBUTIONS



A.  Will Participants be allowed to make rollover contributions?

      X   Yes
    -----
          No
    -----

[ss. 3.9]


B. Will employees in Recognized Employment who are not yet Participants be allowed to make rollover contributions?

      X   Yes
    -----

          No
    -----


 [ss. 3.9]

               ARTICLE IX.  VESTING OF EMPLOYER MATCHING ACCOUNT
                          AND EMPLOYER PROFIT SHARING ACCOUNT



A. EMPLOYER MATCHING ACCOUNT. Effective for Participants who perform one or more Hours of Service on or after the Effective Date, each Participant's Employer Matching Account shall become Vested as follows (check one):(38)

                  NOT APPLICABLE.
         ------
                  FULL VESTING. Each Participant's Employer Matching Account
         ------   shall be fully (100%) Vested at all times.

            X     GRADUATED OR CLIFF VESTING. Each Participant's Employer
         ------   Matching Account shall be Vested as follows:

                         When the Participant Has                             The Vested Portion of the
                          Completed the Following                              Participant's Matching
                            Vesting Service                                      Account Will Be:(39)
                         -------------------------                            ---------------------------

                                                                      Not Top Heavy              Top Heavy(40)
                                                                      -------------              ------------
                                                                3 to 7     5 year cliff     2 to 6       3 year cliff
                                                                ------     ------------     ------       ------------
                         Less than 1 year                 0  %     (0%)         (0%)           (0%)           (0%)
                                                        ----
                         1 year                          25  %     (0%)         (0%)           (0%)           (0%)
                                                        ----
                         2 years                         50  %     (0%)         (0%)          (20%)           (0%)
                                                        ----
                         3 years                         75  %    (20%)         (0%)          (40%)         (100%)
                                                        ----
                         4 years                        100  %    (40%)         (0%)          (60%)
                                                        ----
                         5 years                             %    (60%)       (100%)          (80%)
                                                        ----
                         6 years                             %    (80%)                      (100%)
                                                        ----
                         7 years or more                100  %

B. EMPLOYER PROFIT SHARING ACCOUNT. Effective for Participants who perform one or more Hours of Service on or after the Effective Date, each Participant's Profit Sharing Account shall become Vested as follows (check one):(41)

          X       NOT APPLICABLE.
         ----

                  FULL VESTING. Each Participant's Profit Sharing Account shall
         ----     be fully (100%) Vested at all times.

                  GRADUATED OR CLIFF VESTING. Each Participant's Profit Sharing
         ----     Account shall be Vested as follows:

                  When the Participant Has                              The Vested Portion of the
                  Completed the Following                             Participant's Profit Sharing
                     Vesting Service                                     Account Will Be:(42)
                  ------------------------                            -----------------------------

                                                          Not Top Heavy                Top Heavy(43)
                                                          -------------                ------------
                                                        3 to 7      5 year cliff   2 to 6      3 year cliff
                                                        ------      ------------   ------      ------------
                   Less than 1 year              %       (0%)       (0%)             (0%)        (0%)
                                            -----
                   1 year                        %       (0%)       (0%)             (0%)        (0%)
                                            -----
                   2 years                       %       (0%)       (0%)            (20%)        (0%)
                                            -----
                   3 years                       %      (20%)       (0%)            (40%)      (100%)
                                            -----
                   4 years                       %      (40%)       (0%)            (60%)
                                            -----
                   5 years                       %      (60%)     (100%)            (80%)
                                            -----
                   6 years                       %      (80%)                      (100%)
                                            -----
                   7 years or more            100%

C. FULL VESTING EVENTS. Notwithstanding any of the foregoing, each Participant's Employer Matching Account and Employer Profit Sharing Account will be 100% Vested upon death, disability or attainment of 65 (must be 65 or earlier), while in the employment of the Employer.

         [ss. 5.1.1, ss. 5.1.2]

D. SPECIAL RULE FOR PARTIAL DISTRIBUTIONS. If distribution is made of less than the entire Employer Matching Account or Employer Profit Sharing Account of a Participant who is not then fully (100%) vested, the Participant's Vested interest in the remaining portion of the Participant's Employer Matching Account or Employer Profit Sharing Account will be determined as follows:

           X      Separate accounts described in Treas. Reg.
         -----    1.411(a)-7(d)(5)(iii)(A).

                  Subdivision of accounts described in Treas. Reg.
         -----    1.411(a)-7(d)(5)(iii)(B).

         [ss. 5.1.3]




                            ARTICLE X. DISTRIBUTIONS



A. DISTRIBUTION DATE(S). The Distribution Date(s) for the Plan shall be (check one):(44)

                  the Annual Valuation Date.
         -----

                  the Annual Valuation Date and the last day of the 6th month of
         -----    the Plan Year.

                  the Annual Valuation Date and the last day of the 3rd, 6th,
         -----    and 9th months of the Plan Year.

                  the Annual Valuation Date and the last day of the 1st through
         -----    11th months of the Plan Year.

           X      any date that both the New York Stock Exchange and the Trustee
         -----    are open and conducting business.

         [ss. 1.1.10]

B.       TIME OF DISTRIBUTION. Distribution will occur (check one):(45)

           X      As of any Distribution Date specified by the Participant or
         -----    Beneficiary which is coincident with or following both (a) a
                  Participant's Event of Maturity, and (b) the filing of any required application for distribution.

                  As of any Distribution Date specified by the Participant or
         -----    Beneficiary which is coincident with or following both (a) at
                  least     months after the Participant's Event of Maturity or,
                  if earlier, the Distribution Date which is coincident with or following the Participant's attainment of Normal Retirement Age, death or disability, and (b) the filing of any required application for distribution.(46)

                  Other
         -----         --------------------------------------------------------

                  --------------------------------------------------------------
                                                                            or,
                  ----------------------------------------------------------
                  if earlier, as of the Distribution Date which is coincident with or following the Participant's attainment of Normal Retirement Age, death or disability, and the filing of any required application for distribution.(44)

                  As soon as administratively practicable on or after the
         ----- Distribution Date on which the distribution request is received by the Trustee.

         [ss. 7.1.8, ss. 7.3.4]

C. FORM OF DISTRIBUTION. Participants will be allowed to receive distributions in the following forms:

           X      LUMP SUM (check one):
         -----

                    X      Lump Sum - single payment as of the Distribution Date
                  -----    specified by the Participant and allowed in Item B
                           above.

                           Lump Sum - single payment as of the Distribution Date
                  ----- specified by the Participant and allowed in Item B above, including, if the Participant requests after the Participant's Event of Maturity, a partial advance payment up to 50% of the Vested Total Account determined as of the Distribution Date immediately preceding the Participant's Event of Maturity.(47)

  X      INSTALLMENTS (check one or both):
-----

                  Substantially equal installments payable monthly, quarterly or
         ----- annually over a period of years selected by the Participant before the first payment is made, but not to exceed the Participant's life expectancy or the joint and last survivor life expectancy of the Participant and the Participant's Beneficiary.

           X      Other An installment payment in an amount equal to any whole
         -----          --------------------------------------------------------
                  percentage (not to exceed 100%) of the Participant's Total
                  --------------------------------------------------------------
                  Account as elected at any time and for any reason by a
                  --------------------------------------------------------------
                  Participant who deferred distribution of their Total Account
                  --------------------------------------------------------------
                  after the occurrence of an Event of Maturity.(48)
                  -------------------------------------------------

         ANNUITY CONTRACTS - purchase of an annuity contract, but such annuity
----- contract may not be in a form that will provide for payments over a period extending beyond the life expectancy of the Participant (and the Participant's beneficiary).(49)

[ss. 7.1.3]

Beneficiaries will be allowed to receive distributions in the following forms (check one or both):

  X      LUMP SUM (check one):
-----

           X      Lump Sum - single payment as of the Distribution Date
         -----    specified by the Beneficiary and allowed in Item B above.

                  Lump Sum - single payment as of the Distribution Date
         ----- specified by the Beneficiary and allowed in Item B above, including, if the Beneficiary requests after the Participant's death, a partial advance payment up to 50% of the Participant's Vested Total Account determined as of the Distribution Date immediately preceding the Participant's death.(50)

         INSTALLMENTS (check one or both):
-----

                  Substantially equal installments payable monthly, quarterly or
         ----- annually over a period of years selected by the Beneficiary according to the rules provided in ss. 7.3 of the Basic Plan Document.

                  Other
         -----         ---------------------------------------------------------

                  --------------------------------------------------------------
                                                                           .(51)
                  ---------------------------------------------------------

         ANNUITY CONTRACTS - purchase of an annuity contract, but such annuity
----- contract may not be in a form that will provide for payments over a period extending beyond the life expectancy of the Beneficiary.

[ss. 7.3.2]

D. IN-SERVICE DISTRIBUTIONS--HARDSHIP. Distributions during employment are available to Participants for the following purposes (check either Yes or No for each purpose):(52)


 Yes       No

  X                    Expenses for medical care described in ss. 213(d) of the
-----    -----         Internal Revenue Code previously incurred by the
                       Participant, the Participant's spouse or any dependents of the Participant (as defined in ss. 152 of the Internal
                       Revenue Code) or necessary for these persons to obtain medical care described in ss. 213(d) of the Code.(53)

  X                    The purchase (excluding mortgage payments) of a principal
-----    -----         residence of the Participant.(51)

  X                    Payment of tuition, related educational fees and room and
-----    -----         board expenses for the next twelve (12) months of
                       post-secondary education for the Participant, the Participant's spouse, children or dependents.(51)

  X                    The need to prevent the eviction of the Participant
-----    -----         from his principal residence or foreclosure on the
                       mortgage of the Participant's principal residence.(51)

[ss. 7.2.4]

E. SOURCE OF HARDSHIP DISTRIBUTIONS. Hardship distributions will be allowed from the following Accounts (check Yes, No, or Not Applicable for each Account):

                            Not
         Yes       No    Applicable

           X                             Retirement Savings Account
         -----    -----    -----
                             X           Employer Profit Sharing Account(54)
         -----    -----    -----
           X                             Employer Matching Account(55)
         -----    -----    -----
           X                             Rollover Account
         -----    -----    -----
           X                             Transfer Account(56)
         -----    -----    -----
           X                             Nondeductible Voluntary Account
         -----    -----    -----
                             X           Deductible Voluntary Account
         -----    -----    -----

         [ss. 7.2.4]

F. IN-SERVICE DISTRIBUTIONS--AGE 59-1/2. Will distributions during employment after age 59-1/2 be allowed?(57)


           X     Yes
         -----
                 No
         -----

         [ss. 7.2.3]

G. SOURCE OF AGE 59-1/2 DISTRIBUTIONS. Age 59-1/2 distributions will be allowed from the following Accounts (check Yes, No, or Not Applicable for each Account):

                            Not
         Yes       No    Applicable

           X                             Retirement Savings Account
         -----    -----    -----
                             X           Employer Profit Sharing Account(58)
         -----    -----    -----
           X                             Employer Matching Account(59)
         -----    -----    -----
           X                             Rollover Account
         -----    -----    -----
           X                             Transfer Account
         -----    -----    -----
           X                             Nondeductible Voluntary Account
         -----    -----    -----
                             X           Deductible Voluntary Account
         -----    -----    -----

         [ss. 7.2.3]

H. IN-SERVICE DISTRIBUTIONS - ANY PURPOSE. Will in-service distributions during employment be allowed according to the rules provided in ss.
         7.2.2 of the Basic Plan Document?

           X     Yes
         -----
                 No
         -----

         [ss. 7.2.2]

I. SOURCE OF IN-SERVICE DISTRIBUTIONS - ANY PURPOSE. In-service distributions under Item H will only be permitted from the Accounts indicated below (check Yes, No or Not Applicable for each Account):(60) IN-SERVICE DISTRIBUTIONS UNDER ITEM H ARE NOT AVAILABLE FROM RETIREMENT SAVINGS ACCOUNTS.


                            Not
         Yes       No    Applicable

           X                                Nondeductible Voluntary Account(61)
         -----    -----    -----
           X                                Rollover Account
         -----    -----    -----
                             X              Transfer Account
         -----    -----    -----
                    X                       Employer Matching Account(62)
         -----    -----    -----
                             X              Employer Profit Sharing Account(63)
         -----    -----    -----

         [ss. 7.2.2]


                                ARTICLE XI.  INVESTMENT OPTIONS



A. LIFE INSURANCE. Will Participants be permitted to direct the investment of a part of their Accounts into Life Insurance contracts?

                 Yes
         -----
           X     No
         -----

         [ss. 10.11]

B. COMMINGLED INVESTMENT SUBFUNDS. Can Commingled Investment Subfunds be created so that Participants can control the investment of their Accounts?


           X     Yes (64)
         -----
                 No
         -----

         [ss. 4.1.1]

C. INDIVIDUALLY DIRECTED ACCOUNTS. Can Individually Directed Subfunds be created so that Participants can control the investment of their Accounts?

                 Yes (62)
         -----
           X     No
         -----

         [ss. 4.1.2]

D. EMPLOYER DIRECTION. Will the Employer have the authority to direct the Trustee in the investment of the Fund?

                 Yes
         -----
           X     No
         -----

         If yes, enter name and title of the one individual who is authorized to communicate such directions to the Trustee in writing:________________.

         [ss. 10.12]

E. EMPLOYER SECURITIES. Will the Trustee be subject to the directions of the Committee to purchase qualifying employer securities?(65)

           X     Yes
         -----
                 No
         -----

         If yes, the maximum percentage of the Fund which may be invested in qualifying employer securities is: _____%

         [ss. 10.14]

                              ARTICLE XII.  LOANS




Will loans from the Plan be available to Participants and Beneficiaries (other than Owner-Employees and Shareholder-Employees)?

                 No
         -----
           X     Yes  (check one)
         -----


                   X   Loans will be made for any purpose.
                 -----
                       Loans will be made for the following purposes:(66)
                 -----

                       ---------------------------------------------------------

                       ---------------------------------------------------------

                       ---------------------------------------------------------

                       ---------------------------------------------------------

                       ---------------------------------------------------------

[ss. 7.6]




             ARTICLE XIII.  INTERNAL REVENUE CODE SS. 415 LIMITATIONS(67)



A. Does the Employer or any controlled group member now maintain or has the Employer or any controlled group member ever maintained another qualified plan in which any Participant in this Plan is (or was) a participant or could possibly become a participant or does the Employer or any controlled group member maintain a welfare benefit fund or an individual medical account (as defined in Appendix A) under which amounts are treated as annual additions with respect to any Participant in this Plan?


           X     No (skip to Item E)
         -----
                 Yes (complete the rest of this Article XIII)
         -----

         [Appendix A]

B. Such other qualified plan was or is a (check one or more as appropriate):

                  Master or prototype defined contribution plan(6) (complete E
         -----    below)

                  Master or prototype defined benefit plan (complete D and E
         -----    below)

                  Individually designed defined contribution plan(66) (complete
         -----    C and E below)

                  Individually designed defined benefit plan (complete D and E
         -----    below)

                  Welfare benefit fund (complete C and E below)
         -----

                  Individual medical account (complete C and E below)
         -----

C. To the extent that any Participant in this Plan is, may become or ever has been a participant in another qualified defined contribution plan maintained by the Employer or any controlled group member, other than a master or prototype qualified defined contribution plan (check one):

                  The provisions of ss. 3 of Appendix A will apply, as if the
         -----    other plan was a master or prototype plan.

                  The method under which the plans will limit total annual
         ----- additions to the maximum permissible amount, and will properly reduce any excess amounts, in a manner that precludes Employer discretion is set forth in an attachment to this Adoption Agreement.

D. To the extent that any Participant is, may become or ever has been a participant in another qualified defined benefit plan maintained by the Employer or any controlled group member (check one):

                  In any limitation year beginning before January 1, 2000, the
         ----- annual additions credited to the Participant under this Plan may not cause the sum of the defined benefit plan fraction and the defined contribution plan fraction to exceed 1.0. If the Employer contributions that would otherwise be allocated to the Participant's Account under the Plan during such year would cause the 1.0 limitation to be exceeded, the allocation will be reduced so that the sum of the fractions equals 1.0. Any contributions not allocated because of the preceding sentence will be allocated to the remaining Participants in this plan under the allocation formula under this Plan. If the
                  1.0 limitation is exceeded because of an excess amount, such excess amount will be reduced in accordance with ss. 2.4 of Appendix A.

                  For limitation years beginning before January 1, 2000, the
         ----- method under which the plans involved will satisfy the 1.0 limitation in a manner that precludes Employer discretion is set forth in an attachment to this Adoption Agreement.

E. The limitation year is the following 12-consecutive month period (check one):(69)

                  the Plan Year
         -----

                  the calendar year
         -----

                  other
         -----         -----------------------------------



             ARTICLE XIV. INTERNAL REVENUE CODE SS. 416 LIMITATIONS



A. Does any Employer adopting this Plan maintain another qualified plan in which any Participant in this Plan is a participant or could possibly become a participant?

           X      No (skip the rest of this Article XIV)
         -----
                  Yes (complete the rest of this Article XIV)
         -----

B. To avoid duplication of minimum benefits under ss. 416 of the Internal Revenue Code because of the required aggregation of multiple plans, the "Dorsey & Whitney LLP Defined Contribution Prototype Plan (With Optional 401(k) Feature) Basic Plan Document #1" is amended as follows:

         [ss. 9.1.1 and Appendix B]

C. For purposes of establishing the present value to compute the top heavy ratio, any benefit under a defined benefit plan shall be discounted only for mortality and interest based on the following:


         Interest rate (check one):         PBGC Interest Assumption as if Plan
                                       ---- terminated on valuation date.

                                            Other                            .
                                       ----       ---------------------------

         Mortality table (check one):       PBGC Mortality Assumption as if Plan
                                       ---- terminated on valuation date.

                                            Other                            .
                                       ----       ---------------------------

[Appendix B]

                       ARTICLE XV. COLLECTIVE INVESTMENTS



Does the Trustee maintain any collective investment funds in which this Plan will invest?

        X   No
      -----

            Yes -- the Trustee's collective investment funds incorporated by ----- reference into this Plan Statement are:


[ss. 10.6(q)]

                           ARTICLE XVI. MISCELLANEOUS


The Prototype Sponsor is:

                              Dorsey & Whitney LLP
                       50 South Sixth Street, Suite 1500
                          Minneapolis, Minnesota 55402
                                 (612) 340-2600

This Adoption Agreement is not effective unless Dorsey & Whitney LLP has consented, in writing, to its use. The Employer's Plan is intended to qualify under Internal Revenue Code ss. 401(a) and to be funded through a trust exempt from federal income taxes under Internal Revenue Code ss. 501(a). The Employer understands that failure to properly complete or amend this Adoption Agreement may result in disqualification of the Plan.

The Employer and the Trustee further agree that the duties and responsibilities of the Employer, Dorsey & Whitney LLP and the Trustee as set out in the "Dorsey & Whitney LLP Defined Contribution Prototype Plan (With Optional 401(k) Feature) Basic Plan Document #1" shall be supplemented as follows:

       Dorsey & Whitney LLP as the Prototype Sponsor will furnish the Employer with a copy of the notification letter issued by the Internal Revenue Service with respect to the form of the Prototype Documents. Dorsey & Whitney LLP will notify the Employer annually, in writing, as to whether Dorsey & Whitney LLP intends to continue to be the sponsor of the Prototype, whether any amendments have been made to the Prototype Documents, and, if amendments have been made, the requirements the Employer must satisfy in order to be entitled to reliance. If Dorsey & Whitney LLP amends the Prototype Documents, a copy of the amendment and subsequent notification letter issued by the Internal Revenue Service with respect to the form of the amendment will be furnished to the Employer. If Dorsey & Whitney LLP discontinues or abandons the Prototype Documents, Dorsey & Whitney LLP will notify the Employer at the earliest possible date.

       Although Dorsey & Whitney LLP is responsible for maintaining the Prototype Documents, the Employer (and not the Trustee or Dorsey & Whitney LLP) is responsible for compliance with all laws regarding the Plan, including the filing of the Annual Report/Return (Form 5500) with the government; distributing the Summary Plan Descriptions, Summary Annual Reports and Summary of Material Modifications to Participants and Beneficiaries; furnishing the Trustee with all information necessary for the Trustee to properly withhold federal income taxes from distributions and process distributions; and filings in connection with any Plan amendments or termination.

The Employer may rely on an opinion letter issued by the Internal Revenue Service to the Prototype Sponsor as evidence that the Employer's Plan is qualified under section 401 of the Internal Revenue Code only to the extent provided in Announcement 2001-77, 2001-30 I.R.B.

The Employer may not rely on the opinion letter in certain other circumstances or with respect to certain qualification requirements, which are specified in the opinion letter issued with respect to the Plan and in Announcement 2001-77.

In order to have reliance in such circumstances or with respect to such qualification requirements, application for a determination letter must be made to Employee Plans Determinations of the Internal Revenue Service.

       IN WITNESS WHEREOF, this Adoption Agreement is hereby approved.




                                               FOR THE EMPLOYER


Dated:                   , 2002.               ---------------------------------
      -------------------                      (Signature and official capacity)


                                               DORSEY & WHITNEY LLP CONSENTS TO
                                               THE ADOPTION OF THIS AGREEMENT.


Dated:                   , 2002.               By
      -------------------                        ------------------------------
                                                 Its Partner

                                    ENDNOTES

(1) Under the Internal Revenue Code, all employees of corporations, partnerships and proprietorships which constitute a controlled group of businesses or an affiliated service group are treated as if they were employed by a single employer. Also, certain persons who are not employees for legal purposes can be considered employees for Plan purposes (such as leased employees). The exclusion of such persons from Plan participation may result in prohibited discrimination. If controlled group members also adopt the Plan, the Employer indicated in
         Article II.A of the Adoption Agreement will be the "Principal Employer." (See ss.ss. 1.1.14, 1.1.33(c) and 9.4 of the Basic Plan Document.)

(2)      Describe the business.

(3) The Employer's execution of a new Adoption Agreement, changing of Trustee, amending of Plan documents, or doing all of these things at the same time does not necessarily mean that a new Plan is being created.

(4) Do not insert the name of an earlier prototype document but rather the name of the Plan. This prototype does permit the holding of deductible and nondeductible voluntary contributions that may have been made under the prior Plan document but does not permit further contributions.

(5) Use a name that combines the Employer's name and words like "Retirement Savings Plan" or "Savings Plan" or "401(k) Plan." Do not use "Prototype" or "Dorsey & Whitney LLP" in the Plan name. Whatever name is chosen must be consistently used for reporting and disclosure purposes.

(6) Select a number such as "001", "002", "003", etc. This number must never have been previously used by the Employer to identify any plan but this Plan. The number must be used consistently to identify only this Plan.

(7) Generally, the Effective Date for a new profit sharing plan can be any day in the Plan Year during which the Adoption Agreement is signed. However, 401(k) contributions cannot be made prior to the date on which the Adoption Agreement is signed. For existing plans, certain provisions, as specified in the Basic Plan Document or an Addendum to this Adoption Agreement, may be effective as of dates other than the Effective Date.

(8) It is generally recommended that the Plan Year coincide with the Employer's tax year, but this is not required. If the Employer's tax year is changed, the Plan Year does not automatically change.

(9) The effect of this election is that an employee with compensation for the prior Plan Year in excess of $85,000 (as adjusted) is a Highly Compensated Employee only if the employee was in the top-paid group for that Plan Year (i.e., in the group consisting of the top 20 percent of the employees when ranked on the basis of compensation paid during such Plan Year).

(10) This is the easier rule to administer but it does result in counting some of the same Hours of Service in both "the year beginning on the date the employee first performs an Hour of Service" and the overlapping next "Plan Year."

(11) If the Employer maintains a plan previously maintained by a business entity that is merged with or becomes an Affiliate of the Employer that adopts this Plan, the Eligibility Service and Vesting Service that would have been earned by persons employed by such predecessor employer had the rules of this Plan been in effect, must be counted under this Plan. Other service credited with a predecessor employer must apply to all similarly situated employees, must be credited for a legitimate business reason, and must not by design or operation discriminate in favor of Highly Compensated Employees.

(12) More than one exclusion may be checked. Certain exclusions may, in operation, discriminate in favor of highly compensated employees. If discrimination results, the Plan will cease to be qualified. Employers may not directly or by subterfuge indicate exclusions which are really exclusions of employees because they are part-time employees. The Plan specifically excludes leased employees. Use of leased employees may result in the Plan not being qualified.

(13) If an age or service requirement is needed to become a Participant in the Plan, this Enrollment Date cannot be used.

(14) If exclusions operate in fact to discriminate in favor of highly compensated employees, the Plan will cease to be qualified. "No exclusions" must be checked if the Plan is integrated with Social Security. If this Plan is intended to be a 401(k)/401(m) Safe Harbor Plan, no dollar limit (other than the limit imposed by section 401(a)(17) of the Code) may apply to the Recognized Compensation of any non-highly compensated participant.

(15) If this plan is intended to be a 401(k)/401(m) safe harbor plan and the safe harbor election is intended to satisfy the 3% top-heavy minimum required contribution, pre-participation compensation must be included.

(16) Federal law limits the amount which may be contributed to a Participant's Retirement Savings Account to $7,000 per taxable year of the Participant (adjusted for cost of living). The adjusted figure for 2000 is $10,500. This $7,000 limit also includes the amount of any similar contribution made by the Participant to any other retirement plan sponsored by the Employer or any other employer.

(17) The amount of such reduction will be considered the contribution of the Employer. The Plan must meet the nondiscrimination requirements of Internal Revenue Code ss. 401(k) (see Section 2.1.5 of Appendix D to the Basic Plan Document). The Employer (and not the Trustee) is responsible for testing and complying with those requirements (unless the Employer and the Trustee agree otherwise). Any amounts contributed by a Participant through pay reduction will be 100% Vested at all times and will be held in a separate Retirement Savings Account.

(18) If this Plan is intended to be a 401(k)/401(m) Safe Harbor Plan, a Participant must be allowed to make or modify a Retirement Savings Election during the thirty (30) day period immediately following the receipt of the notice described in endnote #19. Accordingly, daily or monthly Modification Dates should be selected.

(19) If this Plan is intended to be a 401(k)/401(m) safe harbor plan for Plan Years beginning on or after January 1, 1999, in addition to notifying Participants of their rights, the Principal Sponsor must elect to make a matching contribution equal to not less than (i) 100% of each Participant's retirement savings contribution up to 3% of Recognized Compensation; and 50% of the retirement savings contributions to the extent such retirement savings contributions exceed 3% but do not exceed 5% of the Participant's Recognized Compensation or (ii) the Principal Sponsor must elect a rate of matching contribution that does not increase as a Participant's rate of retirement savings contribution increases and the aggregate amount of matching contributions is at least equal to the aggregate amount of matching contributions that would have been made in (i) above. The Principal Sponsor may, in the alternative, elect to make required qualified nonelective contributions in an amount equal to at least 3% of each Participant's Recognized Compensation on behalf of each non-Highly Compensated Employee who is eligible to participate in the Plan without regard to whether the Participant makes a retirement savings contribution. Such matching contributions (or qualified nonelective contributions) must be 100% vested all times and are not available for in-service distributions until the Participant attains age 59-1/2 (if permitted in the Adoption Agreement) or the occurrence of an event described in section 401(k)(10) of the Code.

         At least thirty (30) days, but not more than ninety (90) days prior to the beginning of the Plan Year, the Employer must provide each Participant a comprehensive notice of the Participant's rights and obligations under the Plan, written in a manner that should be understandable by the average Participant. If an Employee becomes eligible after the ninetieth (90th) day prior to the beginning of the Plan Year and therefore does not receive the notice for that reason, the notice shall be provided no more than ninety (90) days prior to the date on which the Employee becomes eligible but not later than the date the Employee becomes eligible.

(20) If you want to elect a discretionary matching contribution in addition to your safe harbor contribution, then skip to and complete Item H after completing this Item F. If you do this, read and observe carefully the footnotes to Item H if you wish your discretionary matching contribution to be a safe harbor matching contribution; otherwise it will be subject to the ACP test under section 401(m) of the Code.

(21) If matching contributions are made on elective deferrals in excess of 6% of Recognized Compensation, it will not be a safe harbor matching contribution for section 401(m) purposes, and therefore the ACP test would have to be performed on the matching contributions.

(22) The receiving plan must meet contribution requirements, in-service distribution limitations and provide for 100% immediate vesting as summarized in endnote #19. Each Participant eligible to make retirement savings contributions under this Plan must be eligible under the other plan named here (and for plan years beginning on or after January 1, 2000, the other plan must have the same plan year as this Plan). If the other plan is terminated, this Plan must provide the safe harbor contributions.

(23) If this Plan is intended to be a safe harbor 401(k)/401(m) plan and the Employer elects longer eligibility requirements for the safe harbor employer contribution than for 401(k) participation, the Plan must meet coverage testing requirements under section 410(b) of the Code and must comply with 401(k) and 401(m) testing requirements with respect to the participants who have not yet completed one year of service and attained age twenty-one years.

(24) The percentages in the left column must be increasing. The percentages in the right column must be decreasing, but these percentages do not have to total 100%. The third line is optional; it does not have to be completed.

(25) The dollar amounts in the left column must be increasing. The percentages in the right column must be decreasing, but these percentages do not have to total 100%. The third line is optional; it does not have to be completed.

(26) If this Plan is intended to be a safe harbor 401(k)/401(m) plan, additional discretionary matching contributions must meet the following requirements: (1) matching contributions cannot be made with respect to a Participant's retirement savings contributions which exceed 6% of Recognized Compensation; (2) the rate of matching contributions cannot increase as the rate of a Participant's retirement savings contributions increases; and (3) at any rate of retirement savings contributions, the rate of matching contributions that would apply to any Participant who is a Highly Compensated Employee cannot be greater than the rate of matching contributions that would apply with respect to any Participant who is not a Highly Compensated Employee. Also, effective for plan years beginning on or after January 1, 2000, a safe harbor 401(k)/401(m) plan may not provide for a discretionary matching contribution that could exceed 4% of a Participant's Recognized Compensation or such other limit as permitted from time to time.

(27) The percentages in the blanks must be increasing. The third line is optional; it does not have to be completed. The matching percentages determined by the Employer for any Plan Year must decrease as the percentage of Recognized Compensation contributed by the Participant increases.

(28) The true-up allows the Participant to receive the full matching contribution for the Plan Year based on the Participant's retirement savings contributions and Recognized Compensation for the entire Plan Year.

(29) If matching contributions are made to the Plan more frequently than annually, do not select the last day rule or 1,000 hour rule. Also, under current rules, an employee who left employment during the Plan Year AND who performed more than 500 Hours of Service before leaving, must be included for testing compliance with the Internal Revenue Code ss. 410(b) coverage requirements, whether or not such person is eligible to share in the contribution. Accordingly, if the Plan requires employment on the last day of the Plan Year or requires 1,000 Hours of Service to be eligible to share in the contribution there is some risk that you will fail the ss. 410(b) coverage tests. Finally, safe harbor contributions are not subject to a last day rule or 1,000 hour rule.

(30) If the "current year testing method" is selected, when performing the nondiscrimination tests described in Appendix D, the average deferral (or contribution) percentage for the Highly Compensated Employees for the current Plan Year is compared to the average deferral (or contribution) percentage of the non-Highly Compensated Employees for the current Plan Year. If the "prior year testing method" is selected, when performing the nondiscrimination tests described in Appendix D, the average deferral (or contribution) percentage for the Highly Compensated Employees for the current Plan Year is compared to the average deferral (or contribution) percentage for the non-Highly Compensated Employees for the prior Plan Year.

(31) If the Employer elects the current year testing method, this election cannot be changed to the prior year testing method for a Plan Year unless (i) the Plan has been using the current year testing method for the preceding five (5) Plan Years, or, if less, the number of Plan Years the Plan has been in existence; or (ii) the Plan otherwise meets one of the conditions specified in IRS Notice 98-1 (or superceding guidance) for changing from the current year testing method.

(32) "Not Applicable" should be selected if the Plan is a 401(k)/401(m) safe harbor plan and nondeductible voluntary contributions are not allowed, unless the Employer has elected longer eligibility requirements for the safe harbor employer contribution than for the 401(k) participation in
         Item VI(F)(3).

(33) "Not Applicable" should be selected if the Plan is not a new plan. "Not Applicable" should also be selected if the Plan is a 401(k)/401(m) safe harbor plan and nondeductible voluntary contributions are not allowed, unless the Employer has elected longer eligibility requirements for the safe harbor employer contribution than for the 401(k) participation in
         Item VI(F)(3).

(34) Minimum contribution and allocation requirements apply in any Plan Year that this Plan is "top heavy" as defined in Appendix B to the Basic Plan Document.

(35) The integration level affects the integration rate as explained in the following table:

    If the Integration                                         then the
    Level is more than           but not greater than     integration rate is:
          $ 0                              X *                     5.7%
           X *                         80% of TWB ***              4.3%
      80% of TWB ***                       Y **                    5.4%

           * X = the greater of $10,000 or 20% of the TWB.
          ** Y = any amount more than 80% of the TWB but less than 100% of the
             TWB.
         *** TWB = Taxable Wage Base.

         If the Integration Level is the TWB, then the excess contribution percentage cannot exceed the base contribution percentage by more than the lesser of the base contribution percentage or 5.7%.

         If the Integration Level is less than the TWB, then the excess contribution percentage cannot exceed the base contribution percentage by more than the lesser of the base contribution percentage or the integration rate determined by the chart above.

(36) If matching contributions are made to the Plan more frequently than annually, do not select the last day rule or 1,000 hour rule. Also, under current rules, an employee who left employment during the Plan Year AND who performed more than 500 Hours of Service before leaving, must be included for testing compliance with the Internal Revenue Code ss. 410(b) coverage requirements, whether or not such person is eligible to share in the contribution. Accordingly, if the Plan requires employment on the last day of the Plan Year or requires 1,000 Hours of Service to be eligible to share in the contribution there is some risk that you will fail the ss. 410(b) coverage tests. Finally, safe harbor contributions are not subject to a last day or 1,000 hour rule.

(37) If the Plan is (or becomes) "top heavy" as defined in Appendix B to the Basic Plan Document, this rule will be subject to the special provisions in Appendix B. Also, if the Plan requires employment on the last day or 1,000 Hours of Service to be eligible to share in the contribution there is some risk that the Plan will fail the ss. 410(b) coverage requirements (see also endnote #34).

(38) If contributions allocated to the Employer Matching Account are to be used in the 401(k) test (pursuant to Section 3.1.3(c)(i) of Appendix D to the Basic Plan Document), the Employer Matching Account must be fully (100%) vested at all times and not be subject to any in-service distributions (hardship or age 59-1/2).

(39) For plans that are not top heavy, the percentage at every level must not be less than the percentage in the first set of parenthesis if using 3 to 7 year vesting or less than the percentage in the second set of parenthesis if using 5 year "cliff" vesting. For top heavy plans, the percentage at every level must not be less than the percentage in the third set of parenthesis if using 2 to 6 year vesting or less than the percentage in the fourth set of parenthesis if using 3 year "cliff" vesting.

(40) If the Plan is (or becomes) "top heavy" as defined in Appendix B, special vesting rules will apply. (See Appendix B to the Basic Plan Document.)

(41) If contributions allocated to the Employer Profit Sharing Account are to be used in either the 401(k) test or 401(m) test (pursuant to Section 2.1.3(c)(i) or Section 3.1.3(c)(i) of Appendix D to the Basic Plan Document), the Employer Profit Sharing Account must be fully (100%) vested at all times and not be subject to any in-service distributions (hardship or age 59-1/2).

(42)     See endnote #37.

(43)     See endnote #38.

(44) Distribution Dates determine the number of times distributions from the Plan are allowed. This includes small amount distributions, distributions after an Event of Maturity, in-service distributions after age 59-1/2 and in-service distributions for any purpose. In-service distributions for hardship are made as soon as possible following approval. The Committee cannot designate Distribution Dates other than the Distribution Dates designated in this Adoption Agreement.

(45) These rules only apply if a written application for distribution is required. Therefore, the rules do not apply to small amount distributions and to required beginning date distributions.

(46) Completion of the option is subject to any earlier distribution that may be required to be made under Section 7.1 or 7.3 of the Basic Plan Document. Selection of this option requires specific tax and legal review in order to complete the blanks.

(47) If the Distributee requests an advance distribution, the Distributee may limit the use of the special tax treatments for lump sum distributions, unless the advance distribution is received in the same taxable year as the remaining distribution. The selection of this option carries with it the risk of adverse selection for investment performance that will be borne by the remaining Participants and Beneficiaries and not the Distributee. If spousal consent is required, separate spousal consent is required for the partial advance distribution and the final distribution. Also, this option should not be used if the Plan provides for daily valuation dates.


(48) Selection of this option requires specific tax and legal review in order to complete the blanks in accordance with the proposed regulations under ss. 401(a)(9) of the Internal Revenue Code including the minimum distribution incidental benefit requirement of proposed Treas. Reg. 1.401(a)(9)-2.

(49) If the Participant is married and the elected distribution is in the form of an annuity contract, payment will be made in the form of a Qualified Joint and Survivor Annuity contract unless the Participant (and the Participant's spouse) waives the Qualified Joint and Survivor Annuity contract and elects another type of annuity contract.

(50)     See endnote #45.

(51)     See endnote #46.

(52) More than one may be checked. A Participant must submit a written application specifying the amount of the distribution. The application will require a Participant to establish his or her entitlement to the distribution. The distribution will be made as soon as practicable following the approval of a completed application and such distribution will be made in a lump sum cash payment.

(53) If this purpose is selected, the following conditions must be satisfied to receive a distribution from the Retirement Savings Account during employment:

                  (i) the distribution shall not exceed the amount of the Participant's financial need;

                  (ii) the Participant has obtained all distributions, other than hardship distributions, and all nontaxable loans currently available under the Plan, and all other plans maintained by the Employer;

                  (iii) the Plan, and all other plans maintained by the Employer, provide that the Participant's elective contributions and employee contributions (as defined in regulations issued by the Secretary of the Treasury) will be suspended until the first Entry Date 12 months after receipt of the hardship distribution; and

                  (iv) the Plan, and all other plans maintained by the Employer, provide that the Participant may not make elective contributions (as defined in regulations issued by the Secretary of the Treasury) for the Participant's taxable year immediately following the taxable year of the hardship distribution in excess of the applicable limit under ss. 402(g) of the Internal Revenue Code for such next taxable year less the amount of such Participant's elective contributions for the taxable year of the hardship distribution.

         These conditions do not apply unless part of the distribution comes from a Retirement Savings Account.

(54) If contributions allocated to the Employer Profit Sharing Account are to be used in either the 401(k) test or 401(m) test (pursuant to Section 2.1.3(c)(i) or Section 3.1.3(c)(i) of Appendix D to the Basic Plan Document), the Employer Profit Sharing Account must not be subject to any in-service distributions (hardship or age 59-1/2). Also see endnote #39.

(55) If contributions allocated to the Employer Matching Account are used to satisfy the 401(k)/401(m) safe harbor requirements or used in the 401(k) test (pursuant to Section 2.1.3(c)(i) of Appendix D to the Basic Plan Document), the Employer Matching Account must not be subject to any in-service distributions (hardship or age 59-1/2). Also see endnote #36.

(56) Hardship distributions cannot be made from that portion of a Participant's Transfer Account which includes contributions made pursuant to an earnings reduction agreement.

(57) A Participant must submit an application specifying the amount of the distribution requested. The distribution will be made as soon as practicable after the distribution date immediately following the approval of a completed application. The distribution will be made in a lump sum cash payment.

(58)     See endnote #52.

(59)     See endnote #53.

(60) If the Participant has not been a Participant for five (5) full years, the Participant will not be entitled to an in-service distribution from the Employer Matching Account and Employer Profit Sharing Account which would exceed the lesser of (i) the value of the then Vested portion of the Participant's Employer Matching Account and Employer Profit Sharing Account or (ii) the amount by which the value of the Participant's Employer Matching Account and Employer Profit Sharing Account exceeds the aggregate amount of Employer contributions credited to the Accounts during the two (2) Plan Year periods immediately preceding such distribution, provided however, this limitation will not apply to distributions for medical or hospital expenses.

(61) If in-service distributions are permitted from the Nondeductible Voluntary Account, in-service distributions will also be permitted from the Deductible Voluntary Account, if any.

(62) Contributions allocated to the Employer Matching Account which are used to satisfy the 401(k)/401(m) safe harbor requirements or used in the 401(k) test (pursuant to Section 2.1.3(c)(i) of Appendix D to the Basic Plan Document), may not be subject to in-service distributions under this provision.

(63) Contributions allocated to the Employer Profit Sharing Account which are used in the 401(k) test (pursuant to Section 2.1.3(c)(i) of Appendix D to the Basic Plan Document) or in the 401(m) test (pursuant to Section 3.1.3(c)(i) of Appendix D to the Basic Plan Document) may not be subject to in-service distributions under this provision.

(64) If commingled investment Subfunds or individual investment Subfunds are created, the Employer must agree with the Trustee, in writing, on the operational rules for the Subfunds.

(65) If the Employer directs the Trustee to purchase qualifying employer securities, the Employer shall adopt rules regarding the voting, tender and other rights appurtenant to the ownership of employer securities and shall establish procedures to ensure the confidential exercise of such rights, except to the extent necessary to comply with federal and state laws not preempted by ERISA.

(66) The purposes listed must not discriminate in favor of highly compensated employees and must be clearly determinable based on the facts stated on the loan application and other supporting documentation without the imposition of Employer or Committee discretion. Although
         Section 7.6.6 of the Basic Plan Document allows the Committee to adopt revised loan rules, such revisions require specific tax and legal review.

(67)     See Appendix A to the Basic Plan Document.

(68) For purposes of Appendix A to the Basic Plan Document, nondeductible employee contributions to a qualified defined benefit plan are treated as a separate defined contribution plan.

(69) All qualified plans maintained by the Employer must use the same limitation year. If the limitation year is amended to a different 12 consecutive month period, the new limitation year must begin on a date within the limitation year in which the amendment is made.

                       ADDENDUM TO ADOPTION AGREEMENT #01

                                     FOR THE
                     COMPUTER NETWORK TECHNOLOGY CORPORATION
                           401(K) SALARY SAVINGS PLAN

1. ARTICLE VI, ITEM H OF ADOPTION AGREEMENT #01 FOR USE WITH DORSEY & WHITNEY SS. 401(K) REGIONAL PROTOTYPE BASIC PLAN DOCUMENT #1 (DISCRETIONARY MATCHING CONTRIBUTIONS) SHALL BE AMENDED IN ITS ENTIRETY TO READ AS FOLLOWS.

H. DISCRETIONARY CONTRIBUTIONS. Will Employer discretionary contributions be allowed?

      No
-----
  X   Yes (check one or both):(15)
-----
         X   DISCRETIONARY MATCHING CONTRIBUTIONS. (check one)
       -----
                 X   PERCENTAGE MATCH. Employer discretionary matching
               ----- contributions will be allocated to the Employer Matching
                     Accounts of eligible Participants to match a percentage, determined by the Employer, of each eligible Participant's retirement savings ss. 401(k) contributions for the Plan
                     Year, but not to exceed a dollar amount determined by the Employer for such Plan Year.

2. ARTICLE XI, ITEM E OF THE ADOPTION AGREEMENT #01 FOR USE WITH DORSEY & WHITNEY SS. 401(K) REGIONAL PROTOTYPE BASIC PLAN DOCUMENT #1 (EMPLOYER SECURITIES) SHALL BE AMENDED BY REPLACING THE FINAL SENTENCE THEREIN WITH THE FOLLOWING:

If yes, the Employer shall adopt rules specifying the circumstances under which investment in Employer securities may be elected, the minimum or maximum amount or percentage of an Account which may be invested in Employer securities, and the procedures for making or changing investment elections.

3. THE TRUSTEE AND THE PRINCIPAL SPONSOR HAVE ENTERED INTO A SEPARATE TRUST AGREEMENT, SO THE PROVISIONS OF SECTIONS 10.1 THROUGH 10.7 AND SECTIONS 10.10 THROUGH 10.13 OF THE DORSEY & WHITNEY LLP DEFINED CONTRIBUTION PROTOTYPE PLAN (WITH OPTIONAL 401(K) FEATURE) BASIC PLAN DOCUMENT #1 SHALL NOT APPLY.

IN WITNESS WHEREOF, this Addendum is hereby approved.

Dated:               , 2002                      FOR THE PRINCIPAL EMPLOYER
      ---------------

                                                 By
                                                    ----------------------------
                                                   Its
                                                       -------------------------

================================================================================
                            EGTRRA ADOPTION AGREEMENT
                                  FOR USE WITH
                                EGTRRA AMENDMENT
                                       TO
            DORSEY & WHITNEY LLP DEFINED CONTRIBUTION PROTOTYPE PLAN
                         (WITH OPTIONAL 401(K) FEATURE)
                             BASIC PLAN DOCUMENT #1
================================================================================


PRINCIPAL SPONSOR: Computer Network Technology Corporation
                   -------------------------------------------------------------


NAME OF PLAN: The Computer Network Technology Corporation 401(k) Salary Savings
              Plan
              ------------------------------------------------------------------
Those sections marked "Completed" below have been completed, and those sections marked "Not Applicable" have not been completed.

          Section            Completed            Not Applicable
          -------            ---------            --------------
             A                                          X
                             ---------            --------------
             B                                          X
                             ---------            --------------
             C                   X
                             ---------            --------------
             D                   X
                             ---------            --------------
             E                   X
                             ---------            --------------
             F                   X
                             ---------            --------------
             G                   X
                             ---------            --------------

A. MODIFICATION OF TOP-HEAVY RULES.

         1.       The Employer (choose one):

                        elects            does not elect
                  ------            ------

to satisfy the top-heavy minimum benefit requirement of section 416(c) of the Code and Appendix B to the Plan Statement in another plan. If you elect to do so, complete the following:

         Name of the other plan:
                                -----------------------------------------

         Minimum benefit that will be provided:
                                               --------------------------

Participants who will receive the minimum benefit under the other plan are described in Appendix B to the Basic Plan Document.

B.       APPLICATION OF SECTION V - VESTING OF EMPLOYER MATCHING CONTRIBUTIONS.

         1. Check the following option to apply Section V of the EGTRRA Amendment (Vesting of Employer Matching Contributions) to the Employer Matching Accounts of all Participants, rather than just to the Employer Matching Accounts of those Participants who complete an hour of service under the Plan in a Plan year beginning after December 31, 2001.

_______ Section V, Vesting of Employer Matching Contributions, shall apply to the Employer Matching Accounts of all Participants.

         2. As provided in paragraph 1 above, the vesting option selected below shall apply in lieu of the vesting option selected in Item A of Article IX of Adoption Agreement #01.

_______ Option 1. A Participant's Employer Matching Account shall be fully and immediately vested.

_______ Option 2. A Participant's Employer Matching Account shall be nonforfeitable upon the Participant's completion of three years of vesting service.

_______ Option 3. A Participant's Employer Matching Account shall vest according to the following schedule:

       When the Participant Has                  The Vested Portion of the
       Completed the Following                     Participant's Matching
           Vesting Service                             Account Will Be:
       ------------------------                  -------------------------
            Less than 1 year                               %    (0%)
                                                       ----
            1 year                                         %    (0%)
                                                       ----
            2 years                                        %    (20%)
                                                       ----
            3 years                                        %    (40%)
                                                       ----
            4 years                                        %    (60%)
                                                       ----
            5 years                                        %    (80%)
                                                       ----
            6 years                                     100%    (100%)


           NOTE: CANNOT BE LESS THAN AMOUNTS INDICATED IN PARENTHESIS.

C. DIRECT ROLLOVERS. If rollover contributions may be made by Participants or employees under Article VII of the Adoption Agreement, then complete this Item
B. The following elections shall apply only to those persons eligible under
Article VII of the Adoption Agreement to make rollover contributions to the Plan.

         1. The Plan will accept a direct rollover of an eligible rollover distribution from:



     Yes      No

      X              A qualified Plan described in section 401(a) or 403(a) of
     ---     ---     the Code, excluding after-tax employee contributions.


              X      A qualified Plan described in section 401(a) or 403(a) of
     ---     ---     the Code, including after-tax employee contributions.


      X              An annuity contract described in section 403(b) of the
     ---     ---     Code, excluding after-tax employee contributions.


      X              An eligible Plan under section 457(b) of the Code which is
     ---     ---     maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state.


         2. The Plan will accept a Participant contribution of an eligible rollover distribution from:

     Yes      No

      X              A qualified Plan described in section 401(a) or 403(a) of
     ---     ---     the Code.

      X              An annuity contract described in section 403(b) of the
     ---     ---     Code.

      X              An eligible Plan under section 457(b) of the Code which is
     ---     ---     maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state.

         3. The Plan (choose one)

                   will      X   will not
             ------        -----

accept a Participant rollover contribution of the portion of a distribution from an individual retirement account or annuity described in section 408(a) or 408(b) of the Code that is eligible to be rolled over and would otherwise be includible in gross income.

         4. This Section B, Direct Rollovers shall be effective:

         January 1, 2002  (Enter a date no earlier than January 1, 2002.)
         ----------------

D. TREATMENT OF ROLLOVERS IN APPLICATION OF INVOLUNTARY CASH-OUT PROVISIONS.

         1. The Employer (choose one):

               elects    X   does not elect
         -----         -----

to exclude rollover contributions in determining the value of the Participant's nonforfeitable account balance for purposes of the Plan's involuntary cash-out rules.

         2. If the Employer has elected to exclude rollover contributions, the election shall apply with respect to distributions made after:

                   (Enter a date no earlier than December 31, 2001.)
         ----------

with respect to participants who separated from service after:

                   (Enter date. The date may be earlier than December 31, 2001.)
         ----------

E. CATCH-UP CONTRIBUTIONS.

         1. Section X(3) of the EGTRRA Amendment (choose one).

          X shall apply to contributions after August 1, 2002 (enter December --- 31, 2001 or a later date).

            shall not apply.
         ---

         2. If Section X(3) of the EGTRRA Amendment will apply, will the catch-up contribution be eligible for a matching contribution?

             Yes     No     Not Applicable
         ---     ---    ---

F. SUSPENSION PERIOD FOR HARDSHIP DISTRIBUTIONS (CHOOSE ONE).

            X  A Participant who receives a distribution of elective
          -----
          contributions in calendar year 2001 on account of hardship shall be prohibited from making elective contributions and employee contributions under this and all other Plans of the Employer for 6 months after receipt of the distribution or until January 1, 2002, if later.

               A Participant who receives a distribution of elective
          -----
          contributions in calendar year 2001 on account of hardship shall be prohibited from making elective contributions and employee contributions under this and all other Plans of the Employer for the period specified in the provisions of the Plan relating to suspension of elective contributions that were in effect prior to this EGTRRA Amendment.

G. SECTION XI OF THE EGTRRA AMENDMENT - DISTRIBUTION UPON SEVERANCE FROM EMPLOYMENT - SHALL APPLY FOR DISTRIBUTIONS AFTER:

          January 1, 2002 (enter a date no earlier than December 31, 2001), and
          ----------------
          (choose one of the following):

            X  regardless of when the severance from employment occurred.
          -----
               for severances from employment occurring after             (enter
          -----                                               ------------
          date).

         IN WITNESS WHEREOF, this Adoption Agreement is hereby approved.


                                               FOR THE EMPLOYER

Dated:            , 2002.                      ---------------------------------
      ------------                             (Signature and official capacity)


                                               DORSEY & WHITNEY LLP CONSENTS
                                               TO THE ADOPTION OF THIS
                                               AGREEMENT.


Dated:            , 2002.                      By
      ------------                               ------------------------------
                                               Its Partner

                                  ADDENDUM TO
                             ADOPTION AGREEMENT #01
                                  FOR USE WITH
                              DORSEY & WHITNEY LLP
                      DEFINED CONTRIBUTION PROTOTYPE PLAN
                         (WITH OPTIONAL 401(K) FEATURE)

                             BASIC PLAN DOCUMENT #1

                             TRANSITIONAL PROVISIONS

1. AGE 70-1/2 RULE. Notwithstanding anything in Section 7.1.9 of the Basic Plan Document to the contrary, the required beginning date for a Participant who (i) has not incurred a separation from service, (ii) is not a five percent (5%) owner (as defined in Appendix B), and (iii) attained age seventy and one-half (70-1/2) years before January 1 of the year in which the Adoption Agreement is signed by the Principal Sponsor, shall be (check and complete all that apply):

         (a) the April 1 following the calendar year in which the ---- Participant attained age seventy and one half (70-1/2) years, and this rule shall apply to Participants who attained age 70-1/2 in the following years:


                  1996      1997      1998       1999        2000          2001
              ----      ----      ----        ----       ----          ----

         (b)  X   the April 1 following the calendar year in which the
            ----  Participant attained age seventy and one half (70-1/2) years, unless the Participant elected to defer commencement of benefit payments until the April 1 following the calendar year in which the Participant's separation from service occurs, and this rule shall apply to Participants who attained age 70-1/2 in the following years:

                X  1996   X  1997  X   1998    X   1999   X   2000       X  2001
              ----      ----      ----        ----       ----          ---

2. $5,000 CASHOUT. Effective for all distributions payable on or after January 1, 1998, the value of a Vested Total Account which is subject to Section 7.1.1(a) or Section 7.3.1(a) of the Basic Plan Document shall be increased from Three Thousand Five Hundred Dollars ($3,500) to Five Thousand Dollars ($5,000).

3. 401(K)/401(M) TESTING HISTORY. Notwithstanding any election in the Adoption Agreement to the contrary, the below chart establishes the testing methods for the years indicated. Complete the chart by placing an "x" in the box which indicates the testing method used for 401(k) and 401(m) testing for each Plan Year in which the Plan was in existence.

                               401(K) TESTING METHOD                           401(M) TESTING METHOD

  PLAN YEAR               CURRENT YEAR          PRIOR YEAR            CURRENT YEAR               PRIOR YEAR
BEGINNING IN                 METHOD                METHOD                METHOD                     METHOD
   1997                                            X                                                X

   1998                                            X                                                X

   1999                                            X                                                X

   2000                                            X                                                X

   2001                                            X                                                X

4. QUALIFIED TRANSPORTATION FRINGE (PARKING AND BUS PASSES). You need to complete this Item 4 only if you maintained a qualified transportation fringe benefit plan during any Plan Year commencing after December 31, 1997, and before January 1, 2001. If you maintained a qualified transportation fringe benefit plan during this period, then, notwithstanding anything to the contrary in the basic plan document, please indicate whether Recognized Compensation and "ss. 415 compensation" (as defined in Appendix A to the basic plan document) for Plan Years beginning in each of the years listed below included elective amounts that are not includible in gross income by reason of section 132(f)(4) of the Code?



For Plan Years                 Did Compensation Include Elective Amounts
Commencing In:                 Described in Section 132(f)(4) of the Code?
--------------                 -------------------------------------------
1998                                   Yes        No        X  N/A
                                   ----      ----         ----
1999                                   Yes        No        X  N/A
                                   ----      ----         ----
2000                                   Yes        No        X  N/A
                                   ----      ----         ----

IN WITNESS WHEREOF, this Adoption Agreement is hereby approved.

Dated:  _______________, 2002             FOR THE PRINCIPAL EMPLOYER


                                          By
                                            ------------------------------------

                                            Its
                                               ---------------------------------

                              DORSEY & WHITNEY LLP


                       DEFINED CONTRIBUTION PROTOTYPE PLAN
                         (WITH OPTIONAL 401(K) FEATURE)

                             BASIC PLAN DOCUMENT #1























(C) Copyright 2000 Dorsey & Whitney LLP

                              DORSEY & WHITNEY LLP
                      DEFINED CONTRIBUTION PROTOTYPE PLAN
                         (WITH OPTIONAL 401(K) FEATURE)

                             BASIC PLAN DOCUMENT #1


                                TABLE OF CONTENTS
                                                                     PAGE

SECTION 1.              INTRODUCTION .......................................................................1
                        1.1.        Definitions
                                    1.1.1.        Accounts
                                                  (a)                Total Account
                                                  (b)                Retirement Savings Account
                                                  (c)                Employer Matching Account
                                                  (d)                Employer Contributions Account
                                                  (e)                Safe Harbor Matching Account
                                                  (f)                Rollover Account
                                                  (g)                Nondeductible Voluntary Account
                                                  (h)                Deductible Voluntary Account
                                                  (i)                Transfer Account
                                    1.1.2.        Affiliate
                                    1.1.3.        Alternate Payee
                                    1.1.4.        Annual Valuation Date
                                    1.1.5.        Beneficiary
                                    1.1.6.        Board of Directors
                                    1.1.7.        Code
                                    1.1.8.        Committee
                                    1.1.9.        Disability
                                    1.1.10.       Distribution Date
                                    1.1.11.       Effective Date
                                    1.1.12.       Eligibility Service
                                    1.1.13.       Employee (Special Definitions)
                                    1.1.14.       Employer
                                    1.1.15.       Enrollment Date
                                    1.1.16.       ERISA
                                    1.1.17.       Event of Maturity
                                    1.1.18.       Fund
                                    1.1.19.       Hours of Service

                                    1.1.20.            Integration Level
                                    1.1.21.            Investment Manager
                                    1.1.22.            Modification Date
                                    1.1.23.            Normal Retirement Age
                                    1.1.24.            One-Year Break in Service
                                    1.1.25.            Participant
                                    1.1.26.            Plan
                                    1.1.27.            Plan Statement
                                    1.1.28.            Plan Year
                                    1.1.29.            Prior Plan Statement
                                    1.1.30.            Prototype Documents
                                    1.1.31.            Prototype Sponsor
                                    1.1.32.            Recognized Compensation
                                    1.1.33.            Recognized Employment
                                    1.1.34.            Retirement Savings Election
                                    1.1.35.            Subfund
                                    1.1.36.            Trustee
                                    1.1.37.            Valuation Date
                                    1.1.38.            Vested
                                    1.1.39.            Vesting Service
                        1.2.        Compliance With Uniformed Services Employment and
                                    Reemployment Rights Act of 1994
                        1.3.        Rules Of Interpretation
                        1.4.        Establishment Of New Plan
                        1.5.        Amendment
                        1.6.        Automatic Exclusion From Prototype Plan
                        1.7.        Special Requirements
                                    1.7.1.             Discriminatory Benefits
                                    1.7.2.             Discriminatory Coverage
                                    1.7.3.             Control Defined
                        1.8.        Transitional Rules

SECTION 2.              ELIGIBILITY AND PARTICIPATION ......................................................21

                        2.1.        Initial Entry Into Plan
                        2.2.        Special Rule For Former Participants
                        2.3.        Enrollment
                        2.4.        Waiver Of Enrollment Procedures
                        2.5.        Retirement Savings Election
                        2.6.        Modifications Of Retirement Savings Election
                                    2.6.1.             Increase or Decrease
                                    2.6.2.             Termination of Retirement Savings Election
                                    2.6.3.             Termination Of Recognized Employment

SECTION 3.              CONTRIBUTIONS AND ALLOCATION THEREOF ...............................................23
                        3.1.         Employer Contributions -- General
                                     3.1.1.            Source Of Employer Contributions
                                     3.1.2.            Limitation
                                     3.1.3.            Form of Payment
                        3.2.         Retirement Savings Contributions
                                     3.2.1.            Amount
                                     3.2.2.            Allocation
                        3.3.         Required Matching Contributions
                                     3.3.1.            Amount
                                     3.3.2.            Matching Contributions Determined on an Annual
                                                       Basis
                                     3.3.3.            Allocation
                        3.4.         Discretionary Employer Contributions
                                     3.4.1.            General
                                     3.4.2.            Discretionary Matching Contributions
                                     3.4.3.            Discretionary Profit Sharing Contributions
                        3.5.         401(k)/401(m) Safe Harbor Employer Contributions
                        3.6.         Money Purchase Pension Contributions
                                     3.6.1.            Straight Percent of Pay Money Purchase Contribution
                                     3.6.2.            Integrated with Social Security Money Purchase
                                                       Contribution
                                     3.6.3.            Collectively Bargained Money Purchase Pension
                                                       Allocation
                        3.7.         Eligible Participants
                        3.8.         Adjustments
                                     3.8.1.            Make-Up Contributions For Omitted Participants
                                     3.8.2.            Mistaken Contributions
                        3.9.         Rollover Contributions
                                     3.9.1.            Eligible Contributions
                                     3.9.2.            Specific Review
                                     3.9.3.            Allocation
                        3.10.        Nondeductible Voluntary Contributions
                        3.11.        Deductible Voluntary Contributions
                        3.12.        Limitation On Allocations
                        3.13.        Effect Of Disallowance Of Deduction Or Mistake Of Fact


SECTION 4.              INVESTMENT AND ADJUSTMENT OF ACCOUNTS ..............................................32

                        4.1.            Establishment Of Subfunds
                                        4.1.1.         Establishing Commingled Subfunds
                                        4.1.2.         Individual Subfunds
                                        4.1.3.         Operational Rules
                                        4.1.4.         Revising Subfunds
                                        4.1.5.         ERISA Section 404(c) Compliance
                        4.2.            Valuation And Adjustment Of Accounts
                                        4.2.1.         Valuation of Fund
                                        4.2.2.         Adjustment of Accounts
                                        4.2.3.         Rules
                        4.3.            Management And Investment Of Fund

SECTION 5.              VESTING ............................................................................36

                        5.1.            Employer Matching Account And Employer Profit Sharing
                                        Account
                                        5.1.1.         Vesting Schedule
                                        5.1.2.         Full Vesting
                                        5.1.3.         Special Rule For Partial Distributions
                                        5.1.4.         Effect Of Break On Vesting
                                        5.1.5.         Pre-Effective Date Vesting
                        5.2.            Optional Vesting Schedule
                                        5.2.1.         Election
                                        5.2.2.         Qualifying Participant
                                        5.2.3.         Procedure For Election
                                        5.2.4.         Conclusive Election
                        5.3.            Other Accounts

SECTION 6.              MATURITY ...........................................................................39

                        6.1.            Events Of Maturity
                        6.2.            Forfeitures
                                        6.2.1.         Forfeiture of Nonvested Accounts
                                        6.2.2.         Restoration Upon Rehire After Forfeiture
                                        6.2.3.         Use of Forfeitures
                                        6.2.4.         Source of Restoration



SECTION 7.              DISTRIBUTIONS AND LOANS ............................................................42
                        7.1.        Distributions to Participants Upon Event of Maturity
                                    7.1.1.             Application for Distribution Required
                                    7.1.2.             Spousal Consent
                                    7.1.3.             Form Of Distribution
                                    7.1.4.             Substantially Equal
                                    7.1.5.             Life Expectancy
                                    7.1.6.             Presumptive Forms
                                    7.1.7.             Exempt Profit Sharing Plan
                                    7.1.8.             Time Of Distribution
                                    7.1.9.             Required Beginning Date
                                    7.1.10.            Effect Of Reemployment
                                    7.1.11.            Death Prior To Distribution
                        7.2.        In-Service Distributions and Hardship Distributions
                                    7.2.1.             Withdrawals From Nondeductible Voluntary Account
                                    7.2.2.             In-Service Distributions
                                    7.2.3.             Age 59-1/2 In-Service Distributions
                                    7.2.4.             Hardship Distributions
                        7.3.        Distributions to Beneficiaries
                                    7.3.1.             Application for Distribution Required
                                    7.3.2.             Form of Distribution
                                    7.3.3.             Presumptive Form
                                    7.3.4.             Time of Distribution
                                    7.3.5.             Required Beginning Date
                        7.4.        Designation Of Beneficiaries
                                    7.4.1.             Right To Designate
                                    7.4.2.             Spousal Consent
                                    7.4.3.             Written Explanation Requirement For Qualified
                                                       Preretirement Survivor Annuity
                                    7.4.4.             Trust as Beneficiary
                                    7.4.5.             Failure Of Designation
                                    7.4.6.             Disclaimers by Beneficiaries
                                    7.4.7.             Definitions
                                    7.4.8.             Special Rules
                        7.5.        General Distribution Rules
                                    7.5.1.             Notices
                                    7.5.2.             Direct Rollover
                                    7.5.3.             Lost Distributees
                                    7.5.4.             Compliance with Section 401(a)(9) of the Code
                                    7.5.5.             Distribution In Cash
                                    7.5.6.             Facility Of Payment
                                    7.5.7.             TEFRA ss. 242(b) Transitional Rules


                         7.6.        Loans
                                     7.6.1.            Availability
                                     7.6.2.            Spousal Consent
                                     7.6.3.            Administration
                                     7.6.4.            Loan Terms
                                     7.6.5.            Collateral
                                     7.6.6.            Loan Rules
                                     7.6.7.            Tax Reporting
                                     7.6.8.            Truth-in-Lending
                                     7.6.9.            Effect of Participant Bankruptcy
                                     7.6.10.           ERISA Compliance -- Loans Available to Parties in
                                                       Interest

SECTION 8.               SPENDTHRIFT PROVISIONS ............................................................72

SECTION 9.               AMENDMENT AND TERMINATION ........................................................ 73

                         9.1.        Amendment
                                     9.1.1.            Amendment By Employer
                                     9.1.2.            Amendment By Prototype Sponsor
                                     9.1.3.            Limitation On Amendments
                                     9.1.4.            Resignation Of Prototype Sponsor
                         9.2.        Discontinuance Of Contributions And Termination Of Plan
                         9.3.        Merger or Spinoff of Plans
                                     9.3.1.            In General
                                     9.3.2.            Limitations
                                     9.3.3.            Beneficiary Designations
                         9.4.        Adoption By Other Control Group Employers
                                     9.4.1.            Adoption With Consent
                                     9.4.2.            Procedure For Adoption
                                     9.4.3.            Effect Of Adoption

SECTION 10.              CONCERNING THE TRUSTEE ............................................................78

                         10.1.       Dealings With Trustee
                                     10.1.1.           No Duty To Inquire
                                     10.1.2.           Assumed Authority
                         10.2.       Compensation Of Trustee
                         10.3.       Resignation And Removal Of Trustee
                                     10.3.1.           Resignation, Removal And Appointment
                                     10.3.2.           Automatic Removal
                                     10.3.3.           Surviving Trustees
                                     10.3.4.           Successor Organizations


                                     10.3.5.          Co-Trustee Responsibility
                                     10.3.6.          Allocation of Responsibility
                                     10.3.7.          Majority Decisions
                         10.4.       Accountings By Trustee
                                     10.4.1.         Periodic Reports
                                     10.4.2.         Special Reports
                         10.5.       Trustee's Power To Protect Itself On Account Of Taxes
                         10.6.       Other Trust Powers
                         10.7.       Investment Managers
                                     10.7.1.          Appointment And Qualifications
                                     10.7.2.          Removal
                                     10.7.3.          Relation To Other Fiduciaries
                         10.8.       Fiduciary Principles
                         10.9.       Prohibited Transactions
                         10.10.      Indemnity
                         10.11.      Investment In Insurance
                                     10.11.1.         Limitation On Payment Of Premiums
                                     10.11.2.         Miscellaneous Rules For Purchase Of Contract
                                     10.11.3.         Payment Of Expenses
                                     10.11.4.         Authority For Contract
                                     10.11.5.         Payment Of Contract Upon Death
                                     10.11.6.         Payment Of Contract -- Not Upon Death
                                     10.11.7.         Value Of Contract
                                     10.11.8.         Interpretation
                         10.12.      Employer Directed Investments
                         10.13.      No Investment in Employer Real Property
                         10.14.      Investment in Employer Securities

SECTION 11.              DETERMINATIONS -- RULES AND REGULATIONS ...........................................90

                         11.1.        Determinations
                         11.2.        Rules And Regulations
                         11.3.        Method Of Executing Instruments
                                      11.3.1.         Employer Or Committee
                                      11.3.2.         Trustee
                         11.4.        Claims Procedure
                                      11.4.1.         Original Claim
                                      11.4.2.         Claims Review Procedure
                                      11.4.3.         General Rules
                                      11.4.4.         Deadline to File Claim
                                      11.4.5.         Exhaustion of Administrative Remedies


                                      11.4.6.         Deadline to File Legal Action
                                      11.4.7.         Knowledge of Fact by Participant Imputed to
                                                      Beneficiary
                         11.5.        Information Furnished By Participants

SECTION 12.              OTHER ADMINISTRATIVE MATTERS ......................................................94

                         12.1.        Employer
                                      12.1.1.          Officers
                                      12.1.2.          Delegation
                                      12.1.3.          Board Of Directors
                         12.2.        Committee
                                      12.2.1.          Appointment and Removal
                                      12.2.2.          Automatic Removal
                                      12.2.3.          Authority
                                      12.2.4.          Majority Decisions
                         12.3.        Limitation On Authority
                                      12.3.1.          Fiduciaries Generally
                                      12.3.2.          Trustee
                         12.4.        Conflict Of Interest
                         12.5.        Dual Capacity
                         12.6.        Administrator
                         12.7.        Named Fiduciaries
                         12.8.        Service Of Process
                         12.9.        Residual Authority
                         12.10.       Administrative Expenses
                         12.11.       Annual Certification

SECTION 13.              IN GENERAL ........................................................................98

                         13.1.        Disclaimers
                                      13.1.1.          Effect On Employment
                                      13.1.2.          Sole Source Of Benefits
                                      13.1.3.          Co-Fiduciary Matters
                         13.2.        Reversion Of Fund Prohibited
                         13.3.        Execution In Counterparts
                         13.4.        Continuity
                         13.5.        Contingent Top Heavy Plan Rules

APPENDIX A -- SECTION 415 LIMITATIONS ON ALLOCATIONS ..................................................... A-1

APPENDIX B -- CONTINGENT TOP HEAVY PLAN RULES .............................................................B-1


APPENDIX C -- QUALIFIED DOMESTIC RELATIONS ORDERS .......................................................C-1

APPENDIX D -- 401(k),401(m), and 402(g) COMPLIANCE ......................................................D-1

APPENDIX E -- TEFRA ss. 242(b) TRANSITIONAL RULES .......................................................E-1


                              DORSEY & WHITNEY LLP
                      DEFINED CONTRIBUTION PROTOTYPE PLAN
                         (WITH OPTIONAL 401(K) FEATURE)

                             BASIC PLAN DOCUMENT #1

                                    SECTION 1

                                  INTRODUCTION


By execution of an Adoption Agreement that relates to this Basic Plan Document, the Employer and the Trustee agree that the Adoption Agreement and this Basic Plan Document are adopted as the formal written instrument under which the Employer will maintain a defined contribution plan for the benefit of its eligible employees. Any apparent conflict between the Adoption Agreement and this Basic Plan Document shall be resolved by reference to this Basic Plan Document.

1.1. DEFINITIONS. When the following terms are used herein with initial capital letters, they shall have the following meanings:

         1.1.1. ACCOUNTS -- the following Accounts will be maintained under this Plan for Participants:

         (a) TOTAL ACCOUNT -- a Participant's entire interest in the Fund, including the Participant's Retirement Savings Account, the Participant's Employer Matching Account, the Participant's Safe Harbor Matching Account, the Participant's Employer Profit Sharing Account, the Participant's Rollover Account, the Participant's Nondeductible Voluntary Account, the Participant's Deductible Voluntary Account, and the Participant's Transfer Account, if any.

         (b) RETIREMENT SAVINGS ACCOUNT -- the Account maintained for each Participant to which are credited the Employer contributions made in consideration of such Participant's earnings reductions pursuant to Section 3.2 or Section 2.3 of Appendix D (or comparable provisions of the Prior Plan Statement, if any) together with any increase or decrease thereon.

         (c) EMPLOYER MATCHING ACCOUNT -- the Account maintained for each Participant to which is credited the Participant's allocable share of the Employer contributions made pursuant to Section 3.3, Section 3.4.2 or Section 3.3 of Appendix D (or comparable provisions of the Prior Plan Statement, if any), together with any increase or decrease thereon.

         (d) EMPLOYER CONTRIBUTIONS ACCOUNT -- the Account maintained for each Participant to which is credited the Participant's allocable share of the Employer contributions made pursuant to
                  Section 3.4.3 or Section 3.6 (or comparable provisions of the Prior Plan Statement, if any), together with any increase or decrease thereon.

         (e) SAFE HARBOR MATCHING ACCOUNT -- the Account maintained for each Participant to which is credited the Participant's allocable share of the Employer's safe harbor matching contributions made pursuant to Section 3.5 (or any comparable provisions of the Prior Plan Statement, if any), together with any increase or decrease thereon.

         (f) ROLLOVER ACCOUNT -- the Account maintained for each Participant to which are credited the Participant's rollover contributions made pursuant to Section 3.9 (or comparable provisions of the Prior Plan Statement, if any), together with any increase or decrease thereon.

         (g) NONDEDUCTIBLE VOLUNTARY ACCOUNT -- the Account maintained for each Participant to which are credited the Participant's nondeductible voluntary contributions made pursuant to a Prior Plan Statement, if any, together with any increase or decrease thereon. (Further nondeductible voluntary contributions are not allowed under this Plan Statement.)

         (h) DEDUCTIBLE VOLUNTARY ACCOUNT -- the Account maintained for each Participant to which are credited the Participant's deductible voluntary contributions made pursuant to a Prior Plan Statement, if any, together with any increase or decrease thereon. (Further deductible voluntary contributions are not allowed under this Plan Statement.)

         (i) TRANSFER ACCOUNT -- the Account maintained for each Participant to which is credited the Participant's interest, if any, transferred from another qualified plan by the trustee of such other plan pursuant to an agreement made under Section
                  9.3 and not credited to any other Account pursuant to such agreement (or another provision of this Plan Statement), together with any increase or decrease thereon.

         1.1.2. AFFILIATE -- a business entity which is not an Employer but which is part of a "controlled group" with the Employer or under "common control" with the Employer or which is a member of an "affiliated service group" that includes the Employer, as those terms are defined in section 414(b), (c) and (m) of the Code. A business entity which is a predecessor to the Employer shall be treated as an Affiliate if the Employer maintains a plan of such predecessor business entity or if, and to the extent that, such treatment is otherwise required by regulations prescribed by the Secretary of the Treasury under section 414(a) of the Code. A business entity shall also be treated as an Affiliate if, and to the extent that, such treatment is required by regulations prescribed by said Secretary under section 414(o) of the Code. In addition to such required treatment, the Employer may, in its discretion, designate as an Affiliate any business entity which is not such a "controlled group," "common control," "affiliated service group" or "predecessor" business entity but which is otherwise affiliated with the Employer, subject to such nondiscriminatory limitations as the Employer may impose.

         1.1.3. ALTERNATE PAYEE -- any spouse, former spouse, child or other dependent of a Participant who is recognized by a qualified domestic relations order as having a right to receive all or a portion of the Account of a Participant under the Plan.

         1.1.4. ANNUAL VALUATION DATE -- the last day of the Plan Year, as indicated in the Adoption Agreement, or, if such date is not a Valuation Date, then the Annual Valuation Date shall instead be the nearest preceding Valuation Date. If the Adoption Agreement does not specify the last day of the Plan Year, the Annual Valuation Date shall be the last day of the Employer's fiscal year.

         1.1.5. BENEFICIARY -- a person designated by a Participant (or automatically by operation of this Plan Statement) to receive all or a part of the Participant's Vested Total Account in the event of the Participant's death prior to full distribution thereof. A person so designated shall not be considered a Beneficiary until the death of the Participant.

         1.1.6. BOARD OF DIRECTORS -- the Board of Directors if the Employer is a corporation, any general partner if the Employer is a partnership, the governing or managing body if the employer is an LLC or other business entity, or the proprietor if the Employer is a sole proprietor. If the Employer is a corporation, the Board of Directors shall also mean and refer to any properly authorized Committee of the directors. If there is more than one Employer under this Plan, the Board of Directors shall be the Board of Directors of the Employer which is the Principal Employer of this Plan (as specified in Section 9.4).

         1.1.7. CODE -- the Internal Revenue Code of 1986, including applicable regulations for the specified section of the Code. Any references in the Plan Statement to a section of the Code, including applicable regulations, shall be considered also to mean and refer to any subsequent amendment or replacement of that section or regulation.

         1.1.8. COMMITTEE -- the person or committee appointed to make administrative decisions and rules, to communicate on behalf of the Employer and to take other actions specified in this Plan Statement and which is selected pursuant to Section 12.2.

         1.1.9. DISABILITY -- a medically determinable physical or mental impairment which is of such a nature that it (i) renders the individual incapable of performing any substantial gainful employment, (ii) can be expected to be of long-continued and indefinite duration or result in death, and (iii) is evidenced by a determination to this effect by a doctor of medicine approved by the Committee. The Committee shall determine the date on which the Disability shall have occurred if such determination is necessary. In lieu of such a certification, the Committee may accept, as proof of Disability, the official written determination that the individual will be eligible for disability benefits under the federal Social Security Act as now enacted or hereinafter amended (when any waiting period expires). Notwithstanding the foregoing, no Participant will be considered to have a Disability unless such doctor's determination or official Social Security determination is received by the Committee within twelve (12) months after the Participant's last day of active work with the Employer or an Affiliate.

         1.1.10. DISTRIBUTION DATE -- the Annual Valuation Date and each other date, if any, specified in the Adoption Agreement.

         1.1.11. EFFECTIVE DATE -- the date set forth in the Adoption Agreement as of which this Plan Statement is effective; provided, however, if the Adoption Agreement amends and existing plan, then certain provisions (as specified in Section 1.8 and other Sections in this Plan Statement) shall be effective as of such other dates specifically provided elsewhere in this Plan Statement or any addendum attached to the Adoption Agreement.

         1.1.12. ELIGIBILITY SERVICE -- a measure of an employee's service with the Employer and all Affiliates (stated as a number of years) which is equal to the number of computation periods for which the employee is credited with one thousand (1,000) or more Hours of Service; subject, however, to such of the following rules as are applicable under the Adoption Agreement:

         (a) COMPUTATION PERIODS. The computation periods for determining the employee's Eligibility Service (and One-Year Breaks in Service as applied to the Participant's Eligibility Service) shall be (i) unless (ii) is indicated in the Adoption
                  Agreement:

                  (i) the twelve (12) consecutive month period beginning with the date the employee first performs an Hour of Service plus all Plan Years beginning after the date the employee first performs an Hour of Service (irrespective of any termination of employment and subsequent reemployment), or

                  (ii) the twelve (12) consecutive month period beginning with the date the employee first performs an Hour of Service plus all twelve (12) consecutive month periods commencing on the annual anniversaries of such date (irrespective of any termination of employment and subsequent reemployment).

                  An employee who is credited with 1,000 Hours of Service in both the initial eligibility period described in (i) above and the first Plan Year commencing prior to the end of such initial eligibility period shall be credited with two years of Eligibility Service.

         (b) COMPLETION. A year of Eligibility Service shall be deemed completed only as of the last day of the computation period (irrespective of the date in such period that the employee completed one thousand Hours of Service). (Fractional years of Eligibility Service shall not be credited.)

         (c) PRE-EFFECTIVE DATE SERVICE. Eligibility Service shall be credited for Hours of Service earned and computation periods completed before the Effective Date as if the rules of this Plan Statement were then in effect.

         (d) PRE-EFFECTIVE DATE BREAKS IN SERVICE. Eligibility Service canceled before the Effective Date by operation of the Plan's break in service rules as they existed before the Effective Date shall continue to be canceled on and after the Effective Date.

         (e) POST EFFECTIVE DATE BREAKS IN SERVICE. Subject to Section 1.1.12(d), if the employee has any break in service occurring before or after the Effective Date, the Participant's service both before and after such break in service shall be taken into account in computing the Participant's Eligibility Service for the purpose of determining the Participant's entitlement to become a Participant in this Plan.

         (f) PREDECESSOR EMPLOYER. If the Employer maintains a plan previously maintained by a business entity that is merged with or becomes an Affiliate of the Employer that adopts this Plan, the Eligibility Service that would have been earned by persons employed by such predecessor employer had the rules of this Plan been in effect, shall be counted as Eligibility Service under this Plan. Eligibility Service with any other predecessor employer shall be recognized as permitted in the Adoption Agreement.

         1.1.13. EMPLOYEE (SPECIAL DEFINITIONS) -- each individual who is, with respect to the Employer, or an Affiliate, or both, a Common Law Employee (including a Shareholder-Employee) or a Self-Employed Person (including an Owner-Employee) or a Leased Employee, which shall be further defined as follows:

         (a) COMMON LAW EMPLOYEE -- an individual who performs services as an employee of the Employer or an Affiliate (including, without limiting the generality of the foregoing, a Shareholder-Employee) but who is not a Self-Employed Person with respect to the Employer.

         (b) SHAREHOLDER-EMPLOYEE -- an individual who owns, or is deemed with attribution to own within the meaning of section 318(a)(1) of the Code, more than five percent (5%) of the outstanding stock of the Employer on any one day of the taxable year of the Employer with respect to which the Plan is established; provided, however, that during any taxable year that the Employer is not an electing small business corporation (S corporation) there shall be no Shareholder-Employees. All Shareholder-Employees are Common Law Employees.

         (c) SELF-EMPLOYED PERSON -- an individual who owns either a capital interest or a profits interest in the Employer with respect to which the Plan is maintained at a time when such Employer is either a partnership or a proprietorship or an individual who has earned income from such Employer (or would have had earned income if the Employer had net profits). A proprietor shall be deemed to be an employee of a proprietorship which is the Employer (and the Participant's service with the Employer shall be deemed to be employment with the Employer) and each partner shall be deemed to be an employee of a partnership which is the Employer (and the Participant's service with the Employer shall be deemed to be employment with the Employer).

         (d) OWNER-EMPLOYEE -- an individual who is a Self-Employed Person and who is either the proprietor of the Employer (when it is a proprietorship) or a partner owning more than ten percent (10%) either of the capital interests or profits interest of the Employer (when it is a partnership). All Owner-Employees are Self-Employed Persons.

         (e) LEASED EMPLOYEES -- an individual (other than an employee of the Employer or an Affiliate) who performs services for the Employer or an Affiliate if (i) services are performed under an agreement between the Employer or an Affiliate and any other individual or company (the "leasing organization"), (ii) the individual performs services for the Employer or an Affiliate on a substantially full-time basis for a period of at least twelve (12) months, and (iii) the individual's services are performed under the primary direction or control of the Employer or an Affiliate. Such an individual shall not be considered a Leased Employee (with respect to the Employer or an Affiliate) if such individual is covered by a money purchase pension plan which provides for: (i) a nonintegrated Employer contribution rate of at least ten percent (10%) of "section 415 compensation" as defined in Appendix A to this Plan Statement; and (ii) immediate participation (except for those individuals whose compensation from the leasing organization in each plan year during the four-year period ending with the plan year is less than one thousand dollars); and (iii) full and immediate vesting; provided, however, that such an individual will be considered a Leased Employee (with respect to the Employer or an Affiliate) if Leased Employees constitute more than twenty percent (20%) of the recipient's non-highly compensated work force as determined in accordance with section 414(n)(5)(C)(ii) of the Code. An individual shall also be treated as a Leased Employee of the Employer or an

                  Affiliate if, and to the extent that, such treatment is required by regulations prescribed by the Secretary of the Treasury under section 414(o) of the Code. Contributions or benefits provided by the leasing organization to a Leased Employee which are attributable to services performed for the recipient Employer shall be treated as provided by the recipient Employer.

         (f) HIGHLY COMPENSATED EMPLOYEE -- any employee who (a) is a five percent (5%) owner (as defined in Appendix B) at any time during the current Plan Year or the preceding Plan Year; or
                  (b) receives compensation from the Employer during the preceding Plan Year in excess of Eighty Thousand Dollars ($80,000) (as adjusted under the Code for cost-of-living increases). If the Adoption Agreement so provides, the Committee shall limit the number of employees who are classified as Highly Compensated Employees because such employees received compensation from the Employer and all Affiliates in excess of Eighty Thousand Dollars ($80,000) in the preceding Plan Year to the top twenty percent (20%) of employees ranked on the basis of compensation in the preceding Plan Year, excluding those employees described in section 414(q)(5) of the Code. For this purpose, "compensation" means compensation within the meaning of section 415(c)(3) of the Code. Compensation for any employee who performed services for only part of a year is not annualized for this purpose.

         1.1.14. EMPLOYER -- the business entity which establishes a Plan by executing the Adoption Agreement and any business entity that adopts this Plan pursuant to Section 9.4 and any successor thereof that adopts this Plan. If any such business entity adopts this Plan, the business entity that executed the Adoption Agreement (the "Principal Employer") retains the sole authority to amend the Adoption Agreement, terminate the Plan, act as Plan Administrator and take other actions as are described in Section 9.4. (A sole proprietor shall be treated as the Participant's own Employer. A partnership shall be treated as the Employer of each partner.)

         1.1.15. ENROLLMENT DATE -- the dates (as indicated in the Adoption Agreement) which shall be either:

         (a)      the first day of the Plan Year, or

         (b) the first day of the Plan Year and the first day of the seventh calendar month of the Plan Year, or

         (c) the first day of the Plan Year and the first day of the fourth, seventh and tenth calendar months of the Plan Year, or

         (d) the first day of the Plan Year and the first day of the second through the twelfth calendar months of the Plan Year, or

         (e) any date that both the New York Stock Exchange and the Trustee are open and conducting business.

The Enrollment Date shall also include (i) the date upon which an individual who had previously met the age and service requirements of Section 2.1 but who was not then in Recognized Employment is transferred to Recognized Employment, (ii) the date upon which an individual who had previously been a Participant is reemployed in Recognized Employment, and (iii) such other dates as the Committee may by uniform, nondiscriminatory rules establish from time to time for the commencement of retirement savings under Section 2.5.

         1.1.16. ERISA -- the Employee Retirement Income Security Act of 1974, including applicable regulations for the specified section of ERISA. Any references in the Plan Statement to a section of ERISA including applicable regulations shall be considered also to mean and refer to any subsequent amendment or replacement of that section or regulation.

         1.1.17. EVENT OF MATURITY -- any of the occurrences described in
Section 6 by reason of which a Participant or Beneficiary may become entitled to a distribution from the Plan.

         1.1.18. FUND -- the assets of the Plan held by the Trustee from time to time, including all contributions and the investments and reinvestments, earnings, profits and losses thereon, whether invested under the general investment authority of the Trustee or under the terms applicable to any investment Subfund established pursuant to Section 4.1.

           1.1.19. HOURS OF SERVICE -- a measure of an employee's service with the Employer and all Affiliates, determined for a given computation period and equal to the number of hours credited to the employee according to the following rules:

         (a) PAID DUTY. An Hour of Service shall be credited for each hour for which the employee is paid, or entitled to payment, for the performance of duties for the Employer or an Affiliate. These hours shall be credited to the employee for the computation period or periods in which the duties are performed.

         (b) PAID NONDUTY. An Hour of Service shall be credited for each hour for which the employee is paid, or entitled to payment, by the Employer or an Affiliate on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence; provided, however, that:

                  (i) no more than five hundred one (501) Hours of Service shall be credited on account of a single continuous period during which the employee performs no duties (whether or not such period occurs in a single computation period),

                  (ii) no Hours of Service shall be credited on account of payments made under a plan maintained solely for the purpose of complying with applicable worker's compensation, unemployment compensation or disability insurance laws,

                  (iii) no Hours of Service shall be credited on account of payments which solely reimburse the employee for medical or medically related expenses incurred by the employee, and

                  (iv) payments shall be deemed made by or due from the Employer or an Affiliate whether made directly or indirectly from a trust fund or an insurer to which the Employer or an Affiliate contributes or pays premiums.

                  These hours shall be credited to the employee for the computation period for which payment is made or, if the payment is not computed by reference to units of time, the hours shall be credited to the first computation period in which the event, for which any part of the payment is made, occurred.

         (c) BACK PAY. An Hour of Service shall be credited for each hour for which back pay, irrespective of mitigation of damages, has been either awarded or agreed to by the Employer or an Affiliate. The same Hours of Service credited under paragraph
                  (a) or (b) shall not be credited under this paragraph (c). The crediting of Hours of Service under this paragraph (c) for periods and payments described in paragraph (b) shall be subject to all the limitations of that paragraph. These hours shall be credited to the employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made.

         (d)      UNPAID ABSENCES.

                  (i) LEAVES OF ABSENCE. If (and to the extent that) the Committee so provides in rules of nondiscriminatory application which are in writing and approved by the Committee before the date upon which they are effective, an assumed eight (8) hour day and forty
                           (40) hour week shall be credited during each unpaid leave of absence authorized by the Employer or an Affiliate for Plan purposes under such rules; provided, however, that if the employee does not return to employment for any reason other than death, Disability or attainment of Normal Retirement Age at the expiration of the leave of absence, such Hours of Service shall not be credited.

                  (ii) PARENTING LEAVES. To the extent not otherwise credited and solely for the purpose of determining whether a One-Year Break in Service has occurred, Hours of Service shall be credited to an employee for any period of absence from work beginning after December 31, 1984, due to pregnancy of the employee, the birth of a child of the employee, the placement of a child with the employee in connection with the adoption of such child by the employee, or for the purpose of caring for such child for a period beginning immediately following such birth or placement. The employee shall be credited with the number of Hours of Service which otherwise would normally have been credited to such employee but for such absence. If it is impossible to determine the number of Hours of Service which would otherwise normally have been so credited, the employee shall be credited with eight (8) Hours of Service for each day of such absence. In no event, however, shall the number of Hours of Service credited for any such absence exceed five hundred one (501) Hours of Service. Such Hours of Service shall be credited to the computation period in which such absence from work begins if crediting all or any portion of such Hours is necessary to prevent the employee from incurring a One-Year Break in Service in such computation period. If the crediting of such Hours of Service is not necessary to prevent the occurrence of a One-Year Break in Service in that computation period, such Hours of Service shall be credited in the immediately following computation period (even though no part of such absence may have occurred in such subsequent computation period). These Hours of Service shall not be credited until the employee furnishes timely information which may reasonably be required by the Committee to establish that the absence from work is for a reason for which these Hours of Service may be credited.

         (e) SPECIAL RULES. For periods prior to the Plan Year beginning in 1976, Hours of Service may be determined using whatever records are reasonably accessible and by making whatever calculations are necessary to determine the approximate number of Hours of Service completed during such prior period. To the extent not inconsistent with other provisions hereof, Department of Labor regulations 29 C.F.R. ss. 2530.200b-2(b) and (c) are hereby incorporated by reference herein. To the extent required under section 414 of the Code, services of leased owners, leased managers, shared employees, shared leased employees and other similar classifications (excluding Leased Employees) by the Employer or an Affiliate shall be taken into account as if such services were performed as a common law employee of the Employer for the purposes of determining Eligibility Service, Vesting Service and One-Year Breaks in Service as applied to Vesting Service.

         (f) EQUIVALENCY FOR EXEMPT EMPLOYEES. Notwithstanding anything to the contrary in the foregoing, the Hours of Service for any employee for whom the Employer or an Affiliate is not otherwise required by state or federal "wage and hour" or other law to count hours worked shall be credited on the basis selected in the Adoption Agreement.

         1.1.20. INTEGRATION LEVEL -- a dollar amount which is equal to the maximum annual dollar amount of earnings in effect on the first day of the Plan Year which may be considered to be wages for the purposes of computing Social Security payroll taxes under section 3121(a)(1) of the Code, or if less, a dollar amount specified in the Adoption Agreement.

         1.1.21. INVESTMENT MANAGER -- that person other than the Trustee appointed pursuant to Section 10.7 to manage all or a portion of the Fund or any Subfund.

         1.1.22. MODIFICATION DATE -- the dates (as indicated in the Adoption Agreement), upon which a Participant may increase or decrease the Participant's Retirement Savings Election, which shall be either:

         (a)      the first day of the Plan Year, or

         (b) the first day of the Plan Year and the first day of the seventh calendar month of the Plan Year, or

         (c) the first day of the Plan Year and the first day of the fourth, seventh and tenth calendar months of the Plan Year, or

         (d) the first day of the Plan Year and the first day of the second through the twelfth calendar months of the Plan Year, or

         (e) any date that both the New York Stock Exchange and the Trustee are open and conducting business.

         1.1.23. NORMAL RETIREMENT AGE -- the date the Participant attains age sixty-five (65).

         1.1.24. ONE-YEAR BREAK IN SERVICE -- a Plan Year for which an employee is not credited with more than five hundred (500) Hours of Service. (A One-Year Break in Service shall be deemed to occur only on the last day of such Plan Year.)

         1.1.25. PARTICIPANT -- an employee of the Employer who becomes a Participant in this Plan in accordance with the provisions of Section 2 or any comparable provisions of the Prior Plan Statement. An employee who has become a Participant shall be considered to continue as a Participant in the Plan until the date of the Participant's death or, if earlier, the date when the Participant is no longer employed in Recognized Employment and upon which the Participant no longer has any Account under the Plan (that is, the Participant has both received a distribution of all of the Participant's Vested Total Account, if any, and the non-Vested portion of the Participant's Total Account, if any, has been forfeited and disposed of as provided in Section 6.2). A Participant is treated as benefitting under the Plan for any Plan Year during which the Participant received or is deemed to receive an allocation in accordance with section 1.410(b)-3(a) of the Income Tax Regulations.

         1.1.26. PLAN -- the tax-qualified defined contribution profit sharing plan, 401(k) profit sharing plan, or money purchase pension plan of the Employer (as specified in the Adoption Agreement) established for the benefit of employees eligible to participate therein, as set forth in the Prior Plan Statement, if any, and this Plan Statement. (As used herein, "Plan" refers to the legal entity established by the Employer and not to the instruments or documents pursuant to which the Plan is maintained. Those instruments and documents are referred to herein as the "Prior Plan Statement" and the "Plan Statement.") The Plan shall be referred to by the name indicated in the Adoption Agreement.

         1.1.27. PLAN STATEMENT -- the Prototype Documents as completed and adopted by the Employer and pursuant to which this Plan is maintained on and after the Effective Date.

         1.1.28. PLAN YEAR -- the twelve (12) consecutive month period ending on any Annual Valuation Date.

         1.1.29. PRIOR PLAN STATEMENT -- the written instrument or instruments or the series of written instruments under which this Plan was established and maintained from time to time prior to the Effective Date. (If this Plan was first established by the Employer's adoption of this Plan Statement, there will have been no Prior Plan Statement and all references thereto shall be disregarded.)

         1.1.30. PROTOTYPE DOCUMENTS -- the unexecuted form of the document entitled "Dorsey & Whitney Defined Contribution Prototype Plan (With Optional 401(k) Feature) Basic Plan Document #1," including all Appendices thereto, and the unexecuted and uncompleted form of Adoption Agreement #01 or #02 and any Addenda used in connection with it.

         1.1.31. PROTOTYPE SPONSOR -- Dorsey & Whitney LLP, a Minnesota limited liability partnership including professional corporations with principal offices in Minneapolis, Minnesota engaged in the practice of law (which has submitted the Prototype Documents to the National Office of the Internal Revenue Service for an opinion letter as to the acceptability of the form of the Prototype Documents under the Code and has retained the right to amend as provided in
Section 9).

         1.1.32. RECOGNIZED COMPENSATION -- the basis for determining Recognized Compensation shall be the definition specified in the Adoption Agreement, except that for a Self-Employed Person covered under the Plan, the basis for determining Recognized Compensation shall be "Earned Income" as defined in Appendix A to this Plan Statement; provided that in either event, Recognized Compensation shall not include any compensation excluded under the Adoption Agreement and shall be subject to the following:

         (a) INCLUDED ITEMS. In determining a Participant's Recognized Compensation there shall be included elective contributions made by the Employer on behalf of the Participant that are not includible in gross income under sections 125, 132(f), 402(e)(3), 402(h), 403(b), 414(h)(2) and 457 of the Code
                  including elective contributions authorized by the Participant under a Retirement Savings Election, a cafeteria plan or any other qualified cash or deferred arrangement under section 401(k) of the Code.

         (b) EXCLUDED ITEMS. In determining a Participant's Recognized Compensation there shall be excluded all of the following: (i) reimbursements or other expense allowances including foreign service allowances, station allowances, foreign tax equalization payments and other similar payments, (ii) welfare and fringe benefits (both cash and noncash) including third-party sick pay (i.e., short-term and long-term disability insurance benefits), income imputed from insurance coverages and premiums, employee discounts and other similar amounts, payments for vacation or sick leave accrued but not taken, final payments on account of termination of employment (e.g., severance payments) and settlement for accrued but unused vacation and sick leave, (iii) moving expenses, and
                  (iv) deferred compensation (both when deferred and when received).

         (c) PRE-PARTICIPATION COMPENSATION. Remuneration paid by the Employer attributable to periods prior to the date the employee became a Participant in the Plan shall not be taken into account in determining the Participant's Recognized Compensation, unless otherwise elected by the Employer in the Adoption Agreement.

         (d) NON-RECOGNIZED EMPLOYMENT. Remuneration paid by the Employer for employment that is not Recognized Employment shall not be taken into account in determining a Participant's Recognized Compensation.

         (e) ATTRIBUTION TO PERIODS. A Participant's Recognized Compensation shall be considered attributable to the period in which it is actually paid and not when earned or accrued; provided, however, amounts earned but not paid in a Plan Year because of the timing of pay periods and pay days may be included in the Plan Year when earned if these amounts are paid during the first few weeks of the next Plan Year, the amounts are included on a uniform and consistent basis with respect to all similarly situated Participants and no amount is included in more than one Plan Year.

         (f) EXCLUDED PERIODS. Amounts received after the Participant's termination of employment shall not be taken into account in determining a Participant's Recognized Compensation.

         (g) MULTIPLE EMPLOYERS. If a Participant is employed by more than one Employer in a Plan Year, a separate amount of Recognized Compensation shall be determined for each Employer.

         (h) ANNUAL MAXIMUM. A Participant's Recognized Compensation for a Plan Year shall not exceed the annual compensation limit under section 401(a)(17) of the Code which is One Hundred Fifty Thousand Dollars ($150,000) (as adjusted under the Code for cost-of-living increases).

         1.1.33. RECOGNIZED EMPLOYMENT -- all service with the Employer by persons classified by the Employer as Common Law Employees, excluding, however, service classified by the Employer as:

         (a) employment in a unit of employees whose terms and conditions of employment are subject to a collective bargaining agreement between the Employer and employee representatives if there is evidence that retirement benefits were the subject of good faith bargaining between such employee representatives and Employer, unless such collective bargaining agreement provides for the inclusion of those employees in this Plan,

         (b) employment by a nonresident alien who is not receiving any earned income from the Employer which constitutes income from sources within the United States unless such alien is formally designated by the Committee as eligible for participation in this Plan,

         (c) employment in a division or facility of the Employer which is not in existence on the Effective Date (that is, was acquired, established, founded or produced by liquidation or similar discontinuation of a separate subsidiary after the Effective
                  Date) unless and until the Committee shall declare such employment to be Recognized Employment,

         (d) employment of a United States citizen or a United States resident alien outside the United States unless and until the Committee shall declare such employment to be Recognized Employment,

         (e) services of a person not a Common Law Employee, a Shareholder-Employee, Self-Employed Person or Owner-Employee of the Employer including, without limiting the generality of the foregoing, services of a Leased Employee, leased owner, leased manager, shared employee, shared leased employee, temporary worker, independent contractor, contract worker, agency worker, freelance worker or other similar classification,

         (f) employment of a Highly Compensated Employee to the extent agreed to in writing by the employee, and

         (g)      employment described as excluded in the Adoption Agreement.

For the purposes of (a), an organization will not be considered to consist of employee representatives if more than one-half (1/2) of its members are employees who are owners, officers or executives of the Employer. The Employer's classification of a person at the time of inclusion or exclusion in Recognized Employment shall be conclusive for the purpose of the foregoing rules. No reclassification of a person's status with the Employer, for any reason, without regard to whether it is initiated by a court, governmental agency or otherwise and without regard to whether or not the Employer agrees to such reclassification, shall result in the person being included in Recognized Employment, either retroactively or prospectively. Notwithstanding anything to the contrary in this provision, however, the Committee may declare that a reclassified person will be included in Recognized Employment, either retroactively or prospectively. Any uncertainty concerning a person's classification shall be resolved by excluding the person from Recognized Employment.

         1.1.34. RETIREMENT SAVINGS ELECTION -- the election made by a Participant as provided in Section 2.

         1.1.35. SUBFUND -- a separate pool of assets of the Fund set aside for investment purposes under Section 4.

         1.1.36. TRUSTEE -- the Trustee originally named in the Adoption Agreement and its successor or successors in trust.

         1.1.37. VALUATION DATE -- the Annual Valuation Date and each other date, if any, specified in the Adoption Agreement.

         1.1.38. VESTED -- nonforfeitable.

         1.1.39. VESTING SERVICE -- a measure of an employee's service with the Employer and all Affiliates (stated as a number of years) which is equal to the number of computation periods for which the employee is credited with one thousand (1,000) or more Hours of Service; subject, however, to such of the following rules as are applicable under the Adoption Agreement:

         (a) COMPUTATION PERIODS. The computation periods for determining the employee's Vesting Service (and One-Year Breaks in Service as applied to the Participant's Vesting Service) shall be Plan Years.

         (b) COMPLETION. A year of Vesting Service shall be deemed completed as of the date in the computation period that the employee completes one thousand (1,000) Hours of Service. (Fractional years of Vesting Service shall not be credited.)

         (c) PRE-EFFECTIVE DATE SERVICE. Vesting Service shall be credited for Hours of Service earned and computation periods completed prior to the Effective Date as if the rules of this Plan Statement were then in effect.

         (d) BREAKS IN SERVICE -- BEFORE EFFECTIVE DATE. Vesting Service canceled before the Effective Date by operation of the Plan's break in service rules as they existed before the Effective Date shall continue to be canceled on and after the Effective Date.

         (e) VESTING IN PRE-BREAK ACCOUNTS. If the employee has any break in service but does not have five (5) or more consecutive One-Year Breaks in Service, the Participant's service both before and after such break in service shall be taken into account in computing the Participant's Vesting Service for the purpose of determining the Vested percentage of that portion of the Participant's Employer Matching Account or Employer Profit Sharing Account derived from Employer contributions allocated with respect to the Participant's service before such break in service and separately accounted for under
                  Section 5.1.4. If the employee has five (5) or more consecutive One-Year Breaks in Service, the Participant's service after such One-Year Breaks in Service shall not be counted as years of Vesting Service for the purpose of determining the Vested percentage of that portion of the Participant's Employer Matching Account or Employer Profit Sharing Account derived from Employer contributions allocated with respect to the Participant's service before such One-Year Breaks in Service and separately accounted for under Section 5.1.4.

         (f) VESTING IN POST-BREAK ACCOUNTS. Subject to Section 1.1.39(d), if the employee has any break in service occurring before or after the Effective Date, the Participant's service both before and after such break in service shall be taken into account in computing the Participant's Vesting Service for the purpose of determining the Vested percentage of that portion of the Participant's Employer Matching Account or Employer Profit Sharing Account derived from Employer Contributions allocated with respect to the Participant's service after such break in service and separately accounted for under Section 5.1.4.

         (g) PREDECESSOR EMPLOYER. If the Employer maintains a plan previously maintained by a business entity that is merged with or becomes an Affiliate of the Employer that adopts this Plan, the Vesting Service that would have been earned by persons employed by such predecessor employer had the rules of this Plan been in effect, shall be counted as Vesting Service under this Plan. Vesting Service with any other predecessor employer shall be recognized as permitted in the Adoption Agreement.

1.2. COMPLIANCE WITH UNIFORMED SERVICES EMPLOYMENT AND REEMPLOYMENT RIGHTS ACT OF 1994. Effective for veterans rehired on or after December 12, 1994, and notwithstanding any provision of the Plan Statement to the contrary, contributions, benefits or service credits, if any, will be provided in accordance with section 414(u) of the Code.

1.3. RULES OF INTERPRETATION. An individual shall be considered to have attained a given age on the individual's birthday for that age (and not on the day before). The birthday of any individual born on a February 29 shall be deemed to be February 28 in any year that is not a leap year. Notwithstanding any other provision of this Plan Statement or any election or designation made under the Plan, any individual who feloniously and intentionally kills a Participant or Beneficiary shall be deemed for all purposes of this Plan and all elections and designations made under this Plan to have died before such Participant or Beneficiary. A final judgment of conviction of felonious and intentional killing is conclusive for the purposes of this section. In the absence of a conviction of felonious and intentional killing, the Committee shall determine whether the killing was felonious and intentional for purposes of this section. Whenever appropriate, words used herein in the singular may be read in the plural, or words used herein in the plural may be read in the singular; the masculine may include the feminine; and the words "hereof," "herein" or "hereunder" or other similar compounds of the word "here" shall mean and refer to the entire Plan Statement and not to any particular paragraph or section of this Plan Statement unless the context clearly indicates to the contrary. The titles given to the various sections of this Plan Statement are inserted for convenience of reference only and are not part of this Plan Statement, and they shall not be considered in determining the purpose, meaning or intent of any provision hereof. Any reference in this Plan Statement to a statute or regulation shall be considered also to mean and refer to any subsequent amendment or replacement of that statute or regulation. References to partners or partnerships shall include owners or members of limited liability companies or similar entities that are taxed as partnerships or subject to Subchapter T of the Code. This instrument has been drawn in conformity to the laws of the State of Minnesota and shall, except to the extent that federal law is controlling, be construed and enforced in accordance with the laws of that State.

1.4. ESTABLISHMENT OF NEW PLAN. If the Employer's execution of the Adoption Agreement is an establishment of a new Plan by the Employer, such approval and adoption is conditioned upon the qualification of the Plan under the pertinent provisions of the Code. If this Plan is found not to so qualify, the Employer may, at its election, amend the Adoption Agreement, terminate the Plan in its entirety, or both. If the denial of qualification was in response to an application for advance determination on the establishment of a new Plan which was made by the time prescribed by law for filing the Employer's tax return for the taxable year in which the Plan is adopted (or effective, if later), the Trustee may be directed by the Employer to return all contributions made under this Plan to the Employer, adjusted for their pro rata share of earnings and market gains or losses which accrued while they were held in the Fund. Such a return of the contribution shall not be made, however, unless the return is made within one
(1) year after the date the initial qualification of the Plan is denied.

1.5. AMENDMENT. If the Employer's execution of the Adoption Agreement is an amendment of a Prior Plan Statement, such execution shall not be considered to be a termination of one plan and the establishment of another but, on the contrary, shall be considered to be the express continuation of the Plan under new documents.

1.6. AUTOMATIC EXCLUSION FROM PROTOTYPE PLAN. If an Employer adopting these Prototype Documents fails to obtain or fails to retain qualified status under sections 401(a) and 501(a) of the Code, such Employer shall immediately cease participation under these Prototype Documents and, when applicable, will be deemed to maintain its Plan under an individually designed successor retirement plan document.

1.7. SPECIAL REQUIREMENTS.

         1.7.1. DISCRIMINATORY BENEFITS. If this Plan provides contributions or benefits for one or more Owner-Employees who control both the business with respect to which this Plan is established and one or more other trades or businesses, this Plan and any plan established for such other trades or businesses must, when looked at as a single plan, satisfy sections 401(a) and
(d) of the Code for the employees of this and all other trades or businesses.

         1.7.2. DISCRIMINATORY COVERAGE. If this Plan provides contributions or benefits for one or more Owner-Employees who control one or more other trades or businesses, the employees of the other trades or businesses must be included in a plan which satisfies sections 401(a) and (d) of the Code and which provides contributions and benefits not less favorable than provided for Owner-Employees under this Plan.

           If an individual is covered as an Owner-Employee under the plans of two (2) or more trades or businesses which are not controlled and the individual controls a trade or business, the contributions or benefits for the employees under the plan of the trades or businesses which are controlled must be as favorable as those provided for the Owner-Employee under the most favorable plan of the trade or business which is not controlled.

         1.7.3. CONTROL DEFINED. For purposes of this Section 1.7, an Owner-Employee, or two or more Owner-Employees, will be considered to control a trade or business if the Owner-Employee, or two or more Owner-Employees together:

         (a) own the entire interest in an unincorporated trade or business, or

         (b) in the case of a partnership, own more than 50 percent of either the capital interest or the profits interest in the partnership.

An Owner-Employee, or two or more Owner-Employees, shall be treated as owning any interest in a partnership which is owned, directly or indirectly, by a partnership which such Owner-Employee, or such two or more Owner-Employees, are considered to control within the meaning of the preceding sentence.

1.8. TRANSITIONAL RULES. Notwithstanding the Effective Date set forth in the Adoption Agreement, the following Sections of the Plan Statement shall have an earlier effective date:

LEASED EMPLOYEE. For purposes of determining "ss. 415 compensation" under
Section 1.1.13(e) for the first Plan year beginning on or after January 1, 1997, "ss. 415 compensation" shall include amounts contributed by the Employer pursuant to a salary reduction election which are excludable from the individual's gross income under sections 125, 132(f), 402(e)(3), 402(h), 403(b), 414(h)(2) and 457 of the Code.

USERRA. Section 1.2 of the Plan Statement shall be effective for all veterans rehired on or after December 12, 1994.

SPECIAL RULE FOR DETERMINING HIGHLY COMPENSATED EMPLOYEES FOR THE 1997 PLAN YEAR. For purposes of determining which employees are Highly Compensated Employees (as defined in Section 1.1.13(f)), for the first Plan Year beginning on or after January 1, 1997, "compensation" means compensation within the meaning of section 415(c)(3) of the Code, but including amounts contributed by the Employer pursuant to a salary reduction agreement which are excludable from the employee's gross income under sections 125, 132(f), 402(e)(3), 402(h), 403(b), 414(h)(2) and 457 of the Code.

SMALL AMOUNT CASH-OUTS. Prior to the first day of the Plan Year beginning on or after August 5, 1997, or such later date as elected by the Employer in the Adoption Agreement, all references to "Five Thousand Dollars ($5,000)" in
Section 7 of the Plan Statement shall be replaced with "Three Thousand Five Hundred Dollars ($3,500)."

APPENDIX D, 401(K), 401(M) AND 402(G) COMPLIANCE. Appendix D to the Plan Statement is effective for Plan Years beginning after December 31, 1996. For purposes of determining "compensation" pursuant to Sections 2.1.3(d) and 3.1.3(d) of Appendix D for the first Plan Year beginning after December 31, 1996, "compensation" shall include any elective contributions made by the Employer on behalf of the eligible employees that are not includible in gross income under sections 125, 132(f), 402(e)(3), 402(h), 403(b), 414(h)(2) and 457
of the Code.

SPECIAL RULE FOR DETERMINING KEY EMPLOYEES FOR THE 1997 PLAN YEAR. For purposes of determining which employees are "key employees" (as defined in Section 1.5 of Appendix B) for the first Plan Year beginning on or after January 1, 1997, "annual compensation" means "ss. 415 compensation" as defined in Appendix A, but not including amounts contributed by the Employer pursuant to a salary reduction election which are excludable from the employee's gross income under sections 125, 132(f), 402(e)(3), 402(h), 403(b), 414(h)(2) and 457 of the Code.

LOANS. Section 7.6 is effective for all loans made on or after the later of the Effective Date or the date the Adoption Agreement is executed. Loans made prior to the execution of the Adoption Agreement will be made in accordance with the provisions of the Prior Plan Statement.

                                    SECTION 2

                          ELIGIBILITY AND PARTICIPATION

2.1. INITIAL ENTRY INTO PLAN. Each employee shall become a Participant on the first Enrollment Date coincident with or next following the date that such employee has both:

         (a) satisfied the age requirement set forth in the Adoption Agreement, if any, and

         (b) satisfied the service requirement set forth in the Adoption Agreement, if any,

if the employee is then employed in Recognized Employment. If the employee is not then employed in Recognized Employment, the employee shall become a Participant on the first date thereafter upon which the employee is employed in Recognized Employment. In the Adoption Agreement, the Employer may elect different age and service requirements for eligibility to enroll for retirement savings contributions under Section 3.2, to share in Employer matching contributions under Sections 3.3, 3.4.2 and 3.5, to share in Employer profit sharing contributions under Section 3.4.3, or to share in money purchase pension plan contributions under Section 3.6.

If this Plan Statement is adopted as an amendment of a Prior Plan Statement, each employee who immediately before the Effective Date was a Participant in the Plan and who continues in Recognized Employment on the Effective Date shall continue as a Participant in this Plan.

2.2. SPECIAL RULE FOR FORMER PARTICIPANTS. A Participant whose employment with the Employer terminates and who subsequently is reemployed by the Employer shall immediately reenter the Plan as a Participant as of the date of the Participant's return to Recognized Employment.

2.3. ENROLLMENT. Each employee who is or will become a Participant as provided in Section 2.1 or Section 2.2 may enroll for elective contributions by providing a Retirement Savings Election to the Committee prior to the Enrollment Date as of which the employee desires to make it effective. If an employee does not enroll when first eligible to do so, the Participant may enroll as of any subsequent Enrollment Date by providing a Retirement Savings Election to the Committee prior to that Enrollment Date.

2.4. WAIVER OF ENROLLMENT PROCEDURES. The Committee shall have the authority to adopt rules that modify and waive the enrollment procedures set forth in this
Section 2 during the period beginning on the Effective Date and ending twelve
(12) months later, in order that an orderly first enrollment might be completed. This authority to modify and waive the enrollment procedures does not authorize the Committee to modify the minimum service, age or job classification requirements for participation in the Plan.

2.5. RETIREMENT SAVINGS ELECTION. Subject to the following rules, the Retirement Savings Election of each Participant shall provide for elective contributions through a reduction equal to not more or less than the percentage specified in the Adoption Agreement of the amount of Recognized Compensation which otherwise would be paid to the Participant by the Employer each payday. Such elective contributions under this Plan and any other qualified plan maintained by the Employer or an Affiliate for the Participant's taxable year shall not exceed the dollar limit in effect for that taxable year under section 402(g) of the Code (which is $10,500 for 2000 and is adjusted under the Code for cost-of-living increases). In the case of a Participant who is a Self-Employed Person, the reduction in Recognized Compensation shall be determined by multiplying such Participant's Recognized Compensation (for the entire Plan Year) by the percentage elected by the Participant and multiplying the resulting amount by the fraction of the Plan Year that such election on the Retirement Savings Election is in effect. The Committee may, from time to time under uniform, nondiscriminatory rules, change the minimum and maximum allowable elective contributions (without amending the Adoption Agreement). The reductions in earnings for elective contributions elected by the Participant shall be made by the Employer from the Participant's remuneration each payday on or after the enrollment date for so long as the Retirement Savings Election remains in effect. The Committee shall specify the method (including telephonic, electronic or similar methods) of providing or modifying a Retirement Savings Election and all procedures for providing and accepting Retirement Savings Elections and notices, including requirements for advance notice.

2.6. MODIFICATIONS OF RETIREMENT SAVINGS ELECTION. The Retirement Savings Election of a Participant may be modified as follows:

         2.6.1. INCREASE OR DECREASE. A Participant may, upon giving prior notice to the Committee, amend the Retirement Savings Election to increase or decrease the amount of elective contributions as of the first day of the first payroll period ending on or after any subsequent Modification Date. The notice must be delivered to the Committee prior to the Modification Date as of which the Participant desires to make the increase or decrease effective.

         2.6.2. TERMINATION OF RETIREMENT SAVINGS ELECTION. A Participant who has a Retirement Savings Election in effect may, upon giving prior notice to the Committee, completely terminate the Retirement Savings Election as of the first day of any payroll period for which implementing such termination is administratively practicable. Thereafter, such Participant may provide a new Retirement Savings Election effective as of the first day of the first payroll period ending on or after any subsequent Modification Date if, on that Modification Date, the Participant is in Recognized Employment.

         2.6.3. TERMINATION OF RECOGNIZED EMPLOYMENT. The Retirement Savings Election of a Participant who ceases to be employed in Recognized Employment (and who thereby ceases to have Recognized Compensation) shall be terminated automatically as of the date the Participant ceases to be employed in Recognized Employment. If such Participant returns to Recognized Employment, the Participant may provide a new Retirement Savings Election effective as of the first day of the first payroll period ending on or after any Enrollment Date following the Participant's return to Recognized Employment.

                                   SECTION 3

                      CONTRIBUTIONS AND ALLOCATION THEREOF

3.1. EMPLOYER CONTRIBUTIONS-- GENERAL.

         3.1.1. SOURCE OF EMPLOYER CONTRIBUTIONS. All Employer contributions to the Plan may be made without regard to profits.

         3.1.2. LIMITATION. The contribution of the Employer to the Plan for any year, when considered in light of its contribution for that year to all other tax-qualified plans it maintains, shall, in no event, exceed the maximum amount deductible by it for federal income tax purposes as a contribution to a tax-qualified profit sharing plan under section 404 of the Code. Each such contribution to the Plan is conditioned upon its deductibility for such purpose.

         3.1.3. FORM OF PAYMENT. The appropriate contribution of the Employer to the Plan, determined as herein provided, shall be paid to the Trustee in cash.

3.2. RETIREMENT SAVINGS CONTRIBUTIONS.

         3.2.1. AMOUNT. Within the time required by regulations of the United States Department of Labor, the Employer shall contribute to the Trustee for deposit in the Fund the reduction in Recognized Compensation which was elected by each Participant pursuant to a Retirement Savings Election.

         3.2.2. ALLOCATION. The portion of this contribution made with respect to each Participant shall be allocated to that Participant's Retirement Savings Account for the Plan Year with respect to which it is made and, for the purposes of Section 4, shall be credited as soon as practicable after it is received by the Trustee.

3.3. REQUIRED MATCHING CONTRIBUTIONS.

         3.3.1. AMOUNT. The Employer shall contribute to the Trustee for deposit in the Fund and for crediting to the Participant's Employer Matching Account such amounts, if any, as are required pursuant to the Adoption Agreement as Employer contributions to match each Participant's reduction in Recognized Compensation which was agreed to by the Participant pursuant to a Retirement Savings Election; provided, however, that a reduction in Recognized Compensation above a percentage or dollar amount of a Participant's Recognized Compensation specified in the Adoption Agreement shall not be used in allocating such contribution. Such contributions shall be made only for Participants who are eligible Participants within the meaning of Section 3.7. Such contributions shall be delivered to the Trustee for deposit in the Fund not later than the time prescribed by federal law (including extensions) for filing the federal income tax return of the Employer for the taxable year in which the Plan Year ends.

         3.3.2. MATCHING CONTRIBUTIONS DETERMINED ON AN ANNUAL BASIS. If the Adoption Agreement so provides and the matching contributions made with respect to any Participant are less then the matching percentage (designated in the Adoption Agreement) up to the matching level (designated in the Adoption Agreement) of the amount of reduction in Recognized Compensation for such Plan Year, then the Employer shall make additional matching contributions to the Plan so that the total matching contributions with respect to such Participant for such Plan Year will equal the matching percentage up to the matching level of the amount of reduction in Recognized Compensation for such Plan Year.

         3.3.3. ALLOCATION. The Employer required matching contribution which is made with respect to a Participant shall be allocated to that Participant's Employer Matching Account for the Plan Year with respect to which it is made and, for the purposes of Section 4, shall be credited as soon as practicable after it is received by the Trustee.

3.4. DISCRETIONARY EMPLOYER CONTRIBUTIONS.

         3.4.1. GENERAL. If the Adoption Agreement so provides, the Employer may (but shall not be required to) make discretionary contributions from year to year during the continuance of the Plan in such amounts as the Employer shall from time to time determine. Such contributions shall be delivered to the Trustee for deposit in the Fund not later than the time prescribed by federal law (including extensions) for filing the federal income tax return of the Employer for the taxable year in which the Plan Year ends.

         The Employer's discretionary contribution for a Plan Year shall be allocated in the following order.

         3.4.2. DISCRETIONARY MATCHING CONTRIBUTIONS. If the Adoption Agreement so provides, the Employer's discretionary contribution shall be allocated to the Employer Matching Accounts of eligible Participants under Section 3.7. The Employer's discretionary matching contribution, if any, for a Plan Year shall be allocated to the Employer Matching Account of eligible Participants to match each eligible Participant's reduction in Recognized Compensation which was elected by the Participant pursuant to a Retirement Savings Election; provided, however, that a reduction in Recognized Compensation above a percentage or dollar amount of a Participant's Recognized Compensation specified in the Adoption Agreement shall not be used in allocating such contribution.

         If the discretionary matching contribution is adopted as a collectively bargained contribution, the contribution, if any, made by the Employer for a given Plan Year shall be allocated to the Employer Matching Accounts of eligible Participants pursuant to a collective bargaining agreement covering said Participants.

         If the Adoption Agreement so provides and the matching contributions made with respect to any Participant are less then the matching percentage (designated in the Adoption Agreement) up to the matching level (designated in the Adoption Agreement) of the amount of reduction in Recognized Compensation for such Plan Year, then the Employer shall make additional matching contributions to the Plan so that the total matching contributions with respect to such Participant for such Plan Year will equal the matching percentage up to the matching level of the amount of reduction in Recognized Compensation for such Plan Year.

         The Employer discretionary matching contribution which is made with respect to a Participant shall be allocated to that Participant's Employer Matching Account for the Plan Year with respect to which it is made and, for purposes of Section 4, shall be credited as soon as practicable after it is received by the Trustee.

         3.4.3. DISCRETIONARY PROFIT SHARING CONTRIBUTIONS. If the Adoption Agreement so provides, any portion of the Employer's discretionary contribution not allocated under Section 3.4.2 shall be allocated to the Employer Profit Sharing Accounts of eligible Participants under Section 3.7. The discretionary contribution for a Plan Year shall be allocated to the Employer Profit Sharing Accounts of eligible Participants under the formula set forth in Section 3.4.3(a), Section 3.4.3(b), Section 3.4.3(c) or Section 3.4.3(d) as indicated in the Adoption Agreement.

         (a) STRAIGHT PERCENT OF PAY PROFIT SHARING ALLOCATION. If the discretionary profit sharing contribution is adopted as a non-integrated straight percent of pay profit sharing contribution, the contribution, if any, made by the Employer for a given Plan Year shall be allocated to the Employer Profit Sharing Accounts of eligible Participants in the ratio which the Recognized Compensation of each such eligible Participant for the Plan Year bears to the Recognized Compensation for such Plan Year of all such eligible Participants.

         (b) FLAT DOLLAR AMOUNT. If the discretionary profit sharing contribution is adopted as a flat dollar amount contribution, the contribution, if any, made by the Employer for a given Plan Year shall be allocated to the Employer Profit Sharing Accounts of eligible Participants in equal amounts.

         (c) INTEGRATED PROFIT SHARING ALLOCATION. If the discretionary profit sharing contribution is adopted as an integrated profit sharing contribution, the contribution, if any, made by the Employer for a given Plan Year shall be determined and allocated under the following rules:

                  (i)      BASE CONTRIBUTION PERCENTAGE. Subject to the rules in
                           Section 3.4.3(c)(iii), the Employer shall determine a uniform base contribution percentage for the Plan Year and shall contribute to each eligible Participant's Employer Profit Sharing Account an amount equal to that base contribution percentage multiplied by each such eligible Participant's Recognized Compensation up to the Integration Level (as defined in the Adoption Agreement) for that Plan Year.

                  (ii) EXCESS CONTRIBUTION PERCENTAGE. Subject to the rules in Section 3.4.3(c)(iii), the Employer shall determine a uniform excess contribution percentage for the Plan Year and shall contribute to each eligible Participant's Employer Profit Sharing Account an amount equal to that excess contribution percentage multiplied by each such eligible Participant's Recognized Compensation in excess of the Integration Level (as defined in the Adoption Agreement) for that Plan Year.

                  (iii) RULES. The uniform base contribution percentage and the uniform excess contribution percentage for a Plan Year shall be determined as follows:

                           - TWO TIMES RULE. If the base contribution percentage is equal to or less than the integration rate (as determined in endnote #33 to the Adoption Agreement), the excess contribution percentage shall be the product of the base contribution percentage multiplied by two (2).

                           -     INTEGRATION LIMITATION. If the base
                                 contribution percentage is greater than the integration rate (as determined in endnote #33 to the Adoption Agreement), the excess contribution percentage shall be equal to the sum of the base contribution percentage plus the integration rate.

         (d) COLLECTIVELY BARGAINED PROFIT SHARING ALLOCATION. If the discretionary profit sharing contribution is adopted as a collectively bargained profit sharing contribution, the contribution, if any, made by the Employer for a given Plan Year shall be allocated to the Employer Profit Sharing Accounts of eligible Participants pursuant to a collective bargaining agreement covering said Participants or pursuant to the federal Davis Bacon Act or similar federal, state or local prevailing wage legislation.

         (e) ADVANCE CONTRIBUTIONS. If the Employer shall make and designate a discretionary contribution for allocation as of an Annual Valuation Date which is subsequent to the actual date of contribution, then:

                  (i) such contribution will be segregated for investment purposes by the Trustee from the other assets of the Fund until such subsequent Annual Valuation Date, and

                  (ii) the amount of such segregated contribution (adjusted for gains or losses) shall be allocated as of such Annual Valuation Date as if it were an Employer contribution made in fact on that Annual Valuation Date.

The Employer discretionary contribution which is made with respect to a Participant shall be allocated to that Participant's Employer Profit Sharing Account for the Plan Year with respect to which it is made and, for purposes of
Section 4, shall be credited as soon as practicable after it is received by the Trustee.

3.5. 401(K)/401(M) SAFE HARBOR EMPLOYER CONTRIBUTIONS. If the Adoption Agreement provides for a matching contribution to satisfy the 401(k)/401(m) safe harbor, the Employer shall contribute to the Trustee for deposit in the Fund and for crediting to the Participant's Safe Harbor Matching Account such amounts as are required pursuant to the Adoption Agreement as Employer contributions to match each Participant's reduction in Recognized Compensation which was elected by the Participant pursuant to a Retirement Savings Election (or was an automatic reduction in Recognized Compensation). It is provided, however, that a reduction in Recognized Compensation above a percentage or dollar amount of a Participant's Recognized Compensation specified in the Adoption Agreement shall not be used in allocating such contribution. Such contributions shall be delivered to the Trustee for deposit in the Fund not later than the time prescribed by federal law (including extensions) for filing the federal income tax return of the Employer for the taxable year in which the Plan Year ends. The Employer matching contribution which is made with respect to an eligible Participant shall be allocated to that Participant's Safe Harbor Matching Account for the Plan Year with respect to which it is made and, for the purposes of Section 4, shall be credited as of the Valuation Date coincident with or immediately following the date such contribution is received by the Trustee or, if the Employer has selected daily Valuation Dates for accounting purposes in the Adoption Agreement, as soon as administratively practicable after such contribution is received by the Trustee.

3.6. MONEY PURCHASE PENSION CONTRIBUTIONS. If the Plan is adopted as a money purchase pension plan, the Employer shall make contributions under the formula set forth in Section 3.6.1, 3.6.2 or 3.6.3 as indicated in the Adoption Agreement. If the Plan is adopted as a paired plan with a profit sharing plan adopted under the Prototype Documents, only one of the paired plans may be integrated with social security.

         3.6.1. STRAIGHT PERCENT OF PAY MONEY PURCHASE CONTRIBUTION. If this Plan is adopted as a non-integrated money purchase pension plan, the contribution made by the Employer to this Plan for a given Plan Year shall be an amount specified in the Adoption Agreement as a percentage (not in excess of 25%) of Recognized Compensation for the Plan Year which shall be contributed for each eligible Participant and allocated to the Employer Contributions Account of each eligible Participant as of the Annual Valuation Date in the Plan Year for which such contribution is made, or, if earlier, the Valuation Date coincident with or next following the date as of which such contribution is received by the Trustee.

         3.6.2. INTEGRATED WITH SOCIAL SECURITY MONEY PURCHASE CONTRIBUTION. If this Plan is adopted as an integrated money purchase pension plan, the contribution made by the Employer to this Plan for a given Plan Year shall be determined and allocated as follows:

         (a) BASE CONTRIBUTION PERCENTAGE. An amount specified in the Adoption Agreement as a percentage of Recognized Compensation up to the Integration Level (as defined in the Adoption Agreement) for the Plan Year (the "base contribution percentage") shall be contributed for each eligible Participant and allocated to the Employer Contributions Account of each eligible Participant.

         (b) EXCESS CONTRIBUTION PERCENTAGE. An amount specified in the Adoption Agreement as a percentage of each eligible Participant's Recognized Compensation over the Integration Level (as defined in the Adoption Agreement) for the Plan Year (the "excess contribution percentage") shall be contributed for each eligible Participant and allocated to the Employer Contributions Account of each eligible Participant.

         (c) RULES. The uniform base contribution percentage and the uniform excess contribution percentage for a Plan Year shall be determined as follows:

                  (i) TWO TIMES RULE. If the base contribution percentage is equal to or less than the integration rate (as determined in endnote #15 to the Adoption Agreement), the excess contribution percentage shall not exceed the product of the base contribution percentage multiplied by two (2).

                  (ii) INTEGRATION LIMITATION. If the base contribution percentage is greater than the integration rate (as determined in endnote #15 to the Adoption Agreement), the excess contribution percentage shall not exceed the sum of the base contribution percentage plus the integration rate.

The Employer money purchase pension contribution which is made with respect to an eligible Participant shall be allocated to that Participant's Employer Contributions Account for the Plan Year with respect to which it is made and, for the purposes of Section 4, shall be credited as of the Valuation Date coincident with or immediately following the date such contribution is received by the Trustee or, if the Employer has selected daily Valuation Dates for accounting purposes in the Adoption Agreement, as soon as practicable after such contribution is received by the Trustee.

         3.6.3. COLLECTIVELY BARGAINED MONEY PURCHASE PENSION ALLOCATION. If this Plan is adopted as a collectively bargained money purchase pension plan, the contribution made by the Employer for a given Plan Year shall be allocated to the Employer Contributions Accounts of eligible Participants pursuant to a collective bargaining agreement covering said Participants or pursuant to the federal Davis Bacon Act or similar federal, state or local prevailing wage legislation. The amount so allocated to a Participant shall be credited to such Participant's Employer Contributions Account as of the Annual Valuation Date in the Plan Year for which such contribution is made, or if earlier, the Valuation Date coincident with or next following the date as of which such contribution is received by the Trustee.

3.7. ELIGIBLE PARTICIPANTS. A Participant shall be considered eligible to share in the allocation of Employer matching or discretionary contributions for a Plan Year pursuant to Section 3.3, Section 3.4.2 and Section 3.4.3, if any, or Employer money purchase pension contributions pursuant to Section 3.6, and forfeitures, if any, to be reallocated with such contributions as of the Annual Valuation Date in any such Plan Year, if any, only if such Participant satisfies all of the following requirements:

         (a) PARTICIPANT. The Participant was a Participant at some time during the Plan Year.

         (b) COMPENSATION. The Participant has Recognized Compensation for such Plan Year.

         (c) LAST DAY RULE. If the Adoption Agreement so provides, the Participant was an employee on the last day of the Plan Year (including, for this purpose, individuals temporarily absent due to illness, vacation or layoff and individuals inducted into the Armed Forces of the United States from Recognized Employment during such Plan Year) or the Participant died, became Disabled or retired at or after the Participant's Normal Retirement Age during such Plan Year.

         (d) HOURS OF SERVICE RULE. If the Adoption Agreement so provides, the Participant had that number of Hours of Service required under the Adoption Agreement for the Plan Year, or the Participant died, became Disabled or retired at or after the Participant's Normal Retirement Age during such Plan Year.

No other Participant shall be considered an eligible Participant for such Plan Year.

3.8. ADJUSTMENTS.

         3.8.1. MAKE-UP CONTRIBUTIONS FOR OMITTED PARTICIPANTS. If, after the Employer's contribution for a Plan Year has been made and allocated, it should appear that, through oversight or a mistake of fact or law, a Participant (or an employee who should have been considered a Participant) who should have been entitled to share in such contribution, received no allocation or received an allocation which was less than the Participant should have received, the Committee may, at its election, and in lieu of reallocating such contribution, direct the Employer to make a special make-up contribution (or direct that forfeitures be used) for the Account of such Participant in an amount adequate to provide for the Participant the same addition to the Participant's Account for such Plan Year as the Participant should have received.

         3.8.2. MISTAKEN CONTRIBUTIONS. If, after the Employer's contribution for a Plan Year has been made and allocated, it should appear that, through oversight or a mistake of fact or law, a Participant (or an individual who was not a Participant) received an allocation which was more than the Participant should have received, the Committee may direct that the mistaken contribution, adjusted for its pro rata share of any net loss or net gain in the value of the Fund which accrued while such mistaken contribution was held therein, shall be withdrawn from the Account of such individual and retained in the Fund and used to reduce the amount of the next succeeding contribution of the Employer to the Fund due after the determination that such mistaken contribution had occurred.

3.9. ROLLOVER CONTRIBUTIONS.

         3.9.1. ELIGIBLE CONTRIBUTIONS. To the extent the Adoption Agreement permits it, employees in Recognized Employment may contribute to this Plan, within such time and in such form and manner as may be prescribed by the Committee in accordance with those provisions of federal law relating to rollover contributions, property acceptable to the Trustee (or cash proceeds thereof) received by them in eligible rollover distributions from certain types of qualified plans or trusts, employee annuities and individual retirement accounts or annuities. The provisions of this Section shall be subject to such conditions and limitations as the Committee may prescribe from time to time for administrative convenience and to preserve the tax-qualified status of this Plan. Also, the Committee may establish rules and conditions regarding the acceptance of direct rollovers under section 401(a)(31) of the Code from trustees or custodians of other qualified pension, profit sharing or stock bonus plans.

         3.9.2. SPECIFIC REVIEW. The Committee shall have the right to reject or return any such rollover contribution if, in its opinion, the acceptance thereof might jeopardize the tax-qualified status of the Plan or unduly complicate its administration, but the acceptance of any such rollover contribution shall not be regarded as an opinion or guarantee on the part of the Employer, the Trustee, the Committee or the Plan as to the tax consequences which may result to the contributing employee thereby.

         3.9.3. ALLOCATION. The rollover contribution made by a Participant to this Plan shall be allocated to the Participant's Rollover Account and, for purposes of Section 4, shall be credited to the Participant's Rollover Account as soon as practicable after it is received by the Trustee. If the Adoption Agreement permits rollover contributions by employees in Recognized Employment who are not yet Participants, any such employee making a rollover contribution shall be considered a Participant solely with respect to the Participant's Rollover Account (until the Participant becomes a Participant pursuant to Section 2).

3.10. NONDEDUCTIBLE VOLUNTARY CONTRIBUTIONS. Nondeductible voluntary contributions shall not be accepted by the Plan. If nondeductible voluntary contributions were accepted under the Prior Plan Statement, such contributions will be held in the Nondeductible Voluntary Account and shall continue to share in any trust earnings or losses and be distributed in accordance with the provisions of Section 7. Nondeductible voluntary contributions accepted under the Prior Plan Statement for Plan Years beginning after December 31, 1986, and prior to Plan Years beginning after the Effective Date shall be limited so as to comply with the nondiscrimination test of section 401(m) of the Code.

3.11. DEDUCTIBLE VOLUNTARY CONTRIBUTIONS. Effective January 1, 1987, the Plan shall not accept deductible voluntary contributions for a taxable year of the Participant beginning after December 31, 1986. If deductible voluntary contributions were accepted under the Prior Plan Statement prior to January 1, 1987, such contributions will be held in the Deductible Voluntary Account and shall continue to share in any trust earnings or losses and be distributed in accordance with the provisions of Section 7.

3.12. LIMITATION ON ALLOCATIONS. In no event shall any amount be allocated to the Account of any Participant if, or to the extent, such amounts would exceed the limitations set forth in the Appendix A to this Plan Statement.

3.13. EFFECT OF DISALLOWANCE OF DEDUCTION OR MISTAKE OF FACT. All Employer contributions to the Plan are conditioned on their qualification for deduction for federal income tax purposes under section 404 of the Code. If the deduction for federal income tax purposes under section 404 of the Code should be disallowed, in whole or in part, for any Employer contribution to this Plan for any year, or if any Employer contribution to this Plan is made by reason of a mistake of fact, then there shall be calculated the excess of the amount contributed over the amount that would have been contributed had there not occurred a mistake in determining the deduction or a mistake of fact. The Employer shall direct the Trustee to return such excess, adjusted for its pro rata share of any net loss (but not any net gain) in the value of the Fund which accrued while such excess was held therein, to the Employer within one (1) year of the disallowance of the deduction or the mistaken payment of the contribution, as the case may be. If the return of such amount would cause the balance of any Account of any Participant to be reduced to less than the balance which would have been in such Account had the mistaken amount not been contributed, however, the amount to be returned to the Employer shall be limited so as to avoid such reduction.

                                    SECTION 4

                      INVESTMENT AND ADJUSTMENT OF ACCOUNTS

4.1. ESTABLISHMENT OF SUBFUNDS.

         4.1.1. ESTABLISHING COMMINGLED SUBFUNDS. At the direction of the Committee, the Trustee shall divide the Fund into two (2) or more Subfunds, which shall serve as vehicles for the investment of Participants' Accounts. The Committee shall determine the general investment characteristics and objectives of each investment Subfund and, with respect to each Subfund, shall either (i) designate that the Trustee or an Investment Manager or the Committee has investment discretion over such Subfund, or (ii) designate one or more selected pooled investment vehicles (such as collective funds, group trusts, mutual funds, group annuity contracts and separate accounts under insurance contracts) to constitute such Subfund. The Trustee, Investment Manager or the Committee, as the case may be, shall have complete investment discretion subject only to the general investment characteristics and objectives established for the particular investment Subfund. Until otherwise determined by the Committee, the Subfunds to be maintained hereunder shall consist of the separate investment funds established and maintained under the Prior Plan Statement.

         4.1.2. INDIVIDUAL SUBFUNDS. The Committee may also (but is not required to) establish additional Subfunds that consist solely of all or a part of the assets of a single Participant's Total Account, which assets the Participant controls by investment directives to the Trustee and which may not be commingled with the assets of any other Participant's Accounts. In no event, however, shall the Participant be allowed to direct the investment of assets in such individual investment Subfund in any work of art, rug or antique, metal or gem, stamp or coin, alcoholic beverage or other similar tangible personal property if the investment in such property shall have been prohibited by the Secretary of the Treasury.

         Notwithstanding anything apparently to the contrary in Section 10.6, each Participant, each Beneficiary and each Alternate Payee for whom an individually directed Subfund is maintained shall be responsible for the exercise of any voting or similar rights which exist with respect to assets in such individually directed Subfund. The Trustee shall cooperate with Participants, Beneficiaries and Alternate Payees to permit them to exercise such rights. The Trustee shall not independently exercise such rights. Any Beneficiary of a deceased Participant with an individually directed Subfund shall have the responsibility to direct investments for such Subfund until the Beneficiary directs the Trustee otherwise in writing.

         4.1.3. OPERATIONAL RULES. The Committee shall adopt rules specifying the circumstances under which a particular Subfund may be elected, or shall be automatically utilized, the minimum or maximum amount or percentage of an Account which may be invested in a particular Subfund, the procedures for making or changing investment elections, the extent (if any) to which Beneficiaries of deceased Participants may make investment elections and the effect of a Participant's,

Beneficiary's or Alternate Payee's failure to make an effective election with respect to all or any portion of an Account.

         4.1.4. REVISING SUBFUNDS. The Committee shall have the power, from time to time, to dissolve Subfunds, to direct that additional Subfunds be established and, under uniform rules, to withdraw or limit participation in a particular Subfund. In connection with the power to commingle reserved to the Trustee under
Section 10.6, the Committee shall also have the power to direct the Trustee to consolidate any separate Subfunds hereunder with any other separate Subfunds having the same investment objectives which are established under any other retirement plan trust fund of the Employer or any business entity affiliated in ownership or management with the Employer of which the Trustee is trustee and which are managed by the Trustee or the same Investment Manager.

         4.1.5. ERISA SECTION 404(C) COMPLIANCE. The Committee may establish investment subfunds and operational rules which are intended to satisfy section 404(c) of ERISA and the regulations thereunder. Such investment subfunds shall permit Participants, Beneficiaries and Alternate Payees the opportunity to choose from at least three investment alternatives, each of which is diversified, each of which present materially different risk and return characteristics, and which, in the aggregate, enable Participants, Beneficiaries and Alternate Payees to achieve a portfolio with appropriate risk and return characteristics consistent with minimizing risk through diversification. Such operational rules shall provide the following, and shall otherwise comply with section 404(c) of ERISA and the regulations and rules promulgated thereunder from time to time:

         (a) Participants, Beneficiaries and Alternate Payees may give investment instructions to the Trustee at least once every three months;

         (b) the Trustee must follow the investment instructions of Participants, Beneficiaries and Alternate Payees that comply with the Plan's operational rules, provided that the Trustee may in any event decline to follow any investment instructions that:

                  (i)      would result in a prohibited transaction described in
                           section 406 of ERISA or section 4975 of the Code;

                  (ii) would result in the acquisition of an asset that might generate income which is taxable to the Plan;

                  (iii) would not be in accordance with the documents and instruments governing the Plan insofar as they are consistent with Title I of ERISA;

                  (iv) would cause a fiduciary to maintain indicia of ownership of any assets of the Plan outside of the jurisdiction of the district courts of the

                           United States other than as permitted by section 404(b) of ERISA and Department of Labor regulation section 2050.404b-1;

                  (v) would jeopardize the Plan's tax status under the Code;

                  (vi) could result in a loss in excess of a Participant's, Beneficiary's or Alternate Payee's Account balance;

                  (vii) would result in the acquisition or sale of any employer real property or any employer security.

         (c) Participants, Beneficiaries and Alternate Payees shall be periodically informed of actual expenses to their Accounts which are imposed by the Plan and which are related to their Plan investment decisions.

         (d) The Employer shall establish additional rules regarding voting, tender and other rights appurtenant to the ownership of Employer securities. The Employer shall also establish procedures to ensure the confidential exercise of such rights, except to the extent necessary to comply with federal and state laws not preempted by ERISA. The Trustee or other independent fiduciary designated by the Committee shall ensure the sufficiency of and compliance with such confidentiality procedures.

4.2. VALUATION AND ADJUSTMENT OF ACCOUNTS.

         4.2.1. VALUATION OF FUND. The Trustee shall value each Subfund from time to time (but not less frequently than each Annual Valuation Date), which valuation shall reflect, as nearly as possible, the then fair market value of the assets comprising such Subfund (including income accumulations therein). In making such valuations, the Trustee may rely upon information supplied by any Investment Manager having investment responsibility over the particular Subfund.

         4.2.2. ADJUSTMENT OF ACCOUNTS. The Employer shall cause the value of each Account or portion of an Account invested in a particular Subfund (including undistributed Total Accounts) to be increased (or decreased) from time to time for distributions, contributions, investment gains (or losses) and expenses charged to the Account.

         4.2.3. RULES. The Committee shall establish additional rules for the adjustment of Accounts, including the times when contributions shall be credited under Section 3 for the purposes of allocating gains or losses under this
Section 4.

4.3. MANAGEMENT AND INVESTMENT OF FUND. The Fund in the hands of the Trustee, together with all additional contributions made thereto and together with all net income thereof, shall be controlled, managed, invested, reinvested and ultimately paid and distributed to Participants,

Beneficiaries and Alternate Payees by the Trustee with all the powers, rights and discretions generally possessed by trustees, and with all the additional powers, rights and discretions conferred upon the Trustee under the Plan Statement. Except to the extent that the Trustee is subject to the authorized and properly given investment directions of an Employer, a Participant, a Beneficiary, an Alternate Payee, an Investment Manager or the Committee, and subject to the directions of the Committee with respect to the payment of benefits hereunder, the Trustee shall have the exclusive authority to manage and control the assets of the Fund in its custody and shall not be subject to the direction of any person in the discharge of its duties, nor shall its authority be subject to delegation or modification except by formal amendment of the Plan Statement.

                                    SECTION 5

                                     VESTING

5.1.     EMPLOYER MATCHING ACCOUNT AND EMPLOYER PROFIT SHARING ACCOUNT.

         5.1.1. VESTING SCHEDULE. The Employer Matching Account and Employer Profit Sharing Account of each Participant shall become vested in the Participant in accordance with the schedule set forth in the Adoption Agreement; provided, however, that the Vested percentage of a Participant's Employer Matching Account and Employer Profit Sharing Account determined as of the Effective Date (or the date of the execution of the Adoption Agreement by the Employer, if later) shall be not less than such Vested percentage computed under the Prior Plan Statement, if any, as of that date.

         5.1.2. FULL VESTING. Notwithstanding the foregoing, the entire Employer Matching Account and Employer Profit Sharing Account of each Participant shall be fully vested in the Participant upon the earliest occurrence of any of the following events while in the employment of the Employer or an Affiliate:

         (a)      the Participant's death,

         (b) the Participant's attainment of the Participant's Normal Retirement Age or, if later, the completion of five (5) years of participation in the Plan,

         (c)      the occurrence of the Participant's Disability,

         (d) a partial termination of the Plan which is effective as to the Participant, or

         (e) a complete termination of the Plan or a complete discontinuance of Employer contributions hereto.

In addition, a Participant who is not in the employment of the Employer or an Affiliate upon a complete termination of the Plan or a complete discontinuance of Employer contributions hereto, shall be so fully vested if, on the date of such termination or discontinuance, such Participant has not had a "forfeiture event" as described in Section 6.2.1.

         5.1.3. SPECIAL RULE FOR PARTIAL DISTRIBUTIONS. If a distribution is made of less than the entire Employer Matching Account or Employer Profit Sharing Account of a Participant who is not then fully (100%) vested and the Employer has elected the separate account option in the Adoption Agreement, then until the Participant's Employer Matching Account or Employer Profit Sharing Account becomes fully (100%) vested or until the Participant incurs five (5) or more consecutive One-Year Breaks in Service, whichever first occurs, (i) a separate account shall be established for the portion of the Employer Matching Account or Employer Profit Sharing Account not so distributed and (ii) the Participant's Vested interest in such account at any relevant time shall not be less than an amount ("X") determined by the formula: X = P[B + R x D)] - R x D). For the purpose of applying the formula, "P" is the Vested percentage at the relevant time (determined pursuant to Section 5); "B" is the separate account balance at the relevant time; "D" is the amount of the distribution; and "R" is the ratio of the separate account balance at the relevant time to the Employer Matching Account or Employer Profit Sharing Account balance immediately after distribution.

         If a distribution is made of less than the entire Employer Matching Account or Employer Profit Sharing Account of a Participant who is not then fully (100%) vested and the Employer has elected the subdivision of account method in the Adoption Agreement, then until the Participant's Employer Matching Account or Employer Profit Sharing Account becomes fully (100%) vested or until the Participant incurs five (5) or more consecutive One-Year Breaks in Service, whichever first occurs, the Participant's Vested interest in such Employer Matching Account or Employer Profit Sharing Account at any relevant time shall not be less than an amount ("X") determined by the formula: X = P(B + D) - D. For the purpose of applying the formula, "P" is the Vested percentage at the relevant time (determined pursuant to Section 5); "B" is the account balance at the relevant time; and "D" is the amount of the distribution.

         5.1.4. EFFECT OF BREAK ON VESTING. If a Participant who is not fully (100%) vested incurs five (5) or more consecutive One-Year Breaks in Service, returns to Recognized Employment and is thereafter eligible for any additional allocation of Employer contributions, the Participant's undistributed Employer Matching Account or Employer Profit Sharing Account, if any, attributable to Employer contributions allocated as of a date before such five (5) consecutive One-Year Breaks in Service, and in which the Participant has a fully (100%) Vested interest by reason of such prior service and the Participant's new Employer Matching Account or Employer Profit Sharing Account shall be separately maintained for vesting purposes until the Participant is fully (100%) vested in each such Account under the rules of Section 1.1.39 and this Section 5.

         5.1.5. PRE-EFFECTIVE DATE VESTING. For any person who does not perform one (1) Hour of Service on or after the Effective Date of the Adoption Agreement, the vesting provisions of the Prior Plan Statement shall continue to apply.

5.2.     OPTIONAL VESTING SCHEDULE.

         5.2.1. ELECTION. If an amendment of the Plan's vesting schedule should be adopted or the Plan is amended in any way that directly or indirectly affects the computation of the Participant's Vested percentage, a qualifying Participant may elect to have the Vested portion of the Participant's Employer Matching Account or Employer Profit Sharing Account determined under the vesting schedule as it existed immediately before the adoption of such amendment. (In no event shall an amendment of the Plan's vesting schedule reduce a Participant's Vested percentage as of the date such amendment is adopted or, if later, the date such amendment is effective.)

         5.2.2. QUALIFYING PARTICIPANT. A Participant in the Plan qualifies for the election described in this Section 5.2 only if, as of the expiration of the period described in Section 5.2.3, the Participant has three (3) or more years of Vesting Service.

         5.2.3. PROCEDURE FOR ELECTION. The election described in Section 5.2.1 shall be effective only if it is executed in writing upon forms to be prepared by the Committee and delivered to the Committee after the date upon which the amendment is formally adopted and before the latest of:

         (a)      the date sixty (60) days after such formal adoption,

         (b) the date sixty (60) days after the date such amendment becomes effective, or

         (c) the date sixty (60) days after the date the Participant is issued written notice of the adoption of the amendment.

         5.2.4. CONCLUSIVE ELECTION. Failure to file an election will be deemed an irrevocable waiver of the election. An election filed in accordance with this provision will be irrevocable from the date it is filed.

5.3. OTHER ACCOUNTS. The Retirement Savings Account, Safe Harbor Matching Account, Rollover Account, Nondeductible Voluntary Account, Deductible Voluntary Account, and Transfer Account of each Participant shall be fully (100%) vested in the Participant at all times. Each Account will be credited with applicable contributions, forfeitures, earnings and losses as provided in Section 4.

                                    SECTION 6

                                    MATURITY

6.1. EVENTS OF MATURITY. A Participant's Total Account shall mature and the Vested portion shall become distributable in accordance with Section 7 upon the earliest occurrence of any of the following events while in the employment of the Employer or an Affiliate:

         (a)      the Participant's death,

         (b) the Participant's separation from service, whether voluntary or involuntary,

         (c) the Participant's attainment of age seventy and one-half (70-1/2) years, by a Participant who is a five percent (5%) owner (as defined in Appendix B) at any time during the year in which the Participant attained age seventy and one-half (70-1/2) years and the crediting of any amounts to such a Participant's Account after such time.

         (d)      the Participant's Disability,

         (e) if this Plan is a 401(k) profit sharing plan, the disposition by the Employer (which is a corporation) to an unrelated corporation of substantially all the assets (within the meaning of section 409(d)(2) of the Code) used by the Employer in a trade or business of the Employer, if such Employer continues to maintain this Plan after the disposition, but only with respect to employees who continue employment with the corporation acquiring such assets and only if the purchase and sale agreement (or the Committee by written action) specifically authorizes distribution of this Plan's assets in connection with such disposition, or

         (f) if this Plan is a 401(k) profit sharing plan, the disposition by the Employer (which is a corporation) to an unrelated corporation of the Employer's interest in a subsidiary (within the meaning of section 409(d)(3) of the Code), if such Employer continues to maintain this Plan after the disposition, but only with respect to employees who continue employment with such subsidiary and only if the purchase and sale agreement (or the Committee by written action) specifically authorizes distribution of this Plan's assets in connection with such disposition;

provided, however, that a transfer from Recognized Employment to employment with the Employer that is other than Recognized Employment or a transfer from the employment of one Employer participating in the Plan to another such Employer or to any Affiliate shall not constitute an Event of Maturity.

6.2.       FORFEITURES.

         6.2.1. FORFEITURE OF NONVESTED ACCOUNTS. Following the occurrence of a Participant's Event of Maturity, the nonvested portion of the Participant's Employer Matching Account or the Participant's Employer Profit Sharing Account, if any, shall be forfeited as soon as administratively practicable on or after the Participant's forfeiture event. A forfeiture event shall occur with respect to a Participant upon the earliest of:

         (a) the occurrence after an Event of Maturity of five (5) consecutive One-Year Breaks in Service,

         (b) the distribution after an Event of Maturity, to (or with respect to) a Participant of the entire Vested portion of the Total Account of the Participant,

         (c) the Event of Maturity of a Participant who has no Vested interest in the Participant's Total Account, or

         (d) the death of the Participant at a time and under circumstances which do not entitle the Participant to be fully (100%) vested in the Participant's Total Account.

         6.2.2. RESTORATION UPON REHIRE AFTER FORFEITURE. If the Participant returns to Recognized Employment with the Employer or an Affiliate after the non-Vested portion of the Participant's Employer Matching Account or Employer Profit Sharing Account has been forfeited and before the Participant has five
(5) consecutive One-Year Breaks in Service, the amount so forfeited shall be restored to the Participant's Employer Matching Account or Employer Profit Sharing Account as of the Valuation Date coincident with or next following the date the Participant returns (without adjustment for gains or losses after such forfeiture).

         6.2.3. USE OF FORFEITURES. Forfeitures shall be used for the following purposes (and, unless the Committee determines otherwise, in the following order): to make restorations for rehired Participants of the same Employer as required in Section 6.2.2, to reduce Employer required contributions, to reduce Employer discretionary contributions (if any), to reduce Plan expenses in the Plan Year in which the Participant's forfeiture event occurred or in the succeeding Plan Year, or to correct errors, omissions and exclusions. Forfeitures shall be used for such items in the current Plan Year that remain unpaid when the forfeiture is determined, and thereafter to such unpaid items in succeeding Plan Years until the forfeitures are exhausted. Any forfeitures remaining at the termination of the Plan shall be considered to be a discretionary contribution and shall be allocated pursuant to Section 3.4.

         6.2.4. SOURCE OF RESTORATION. The amount necessary to make the restoration required under Section 6.2.2 shall come first from the forfeitures of Participants. If such forfeitures are not adequate for this purpose, the Employer shall make a contribution adequate to make the restoration as of that Annual Valuation Date (in addition to any contributions made under Section 3). If the Participant is rehired by an Affiliate that is not an Employer, the amount necessary to make the restoration shall come first from the forfeitures of Participants of the Employer and, if such forfeitures are not adequate for this purpose, then the Employer shall make a contribution adequate to make the restoration (in addition to any contributions made under Section 3).

                                   SECTION 7

                             DISTRIBUTIONS AND LOANS

7.1.     DISTRIBUTIONS TO PARTICIPANTS UPON EVENT OF MATURITY.

         7.1.1. APPLICATION FOR DISTRIBUTION REQUIRED. No distribution shall be made from the Plan until the Committee has received an application for distribution from the Participant entitled to receive distribution. The Committee may prescribe rules regarding the form of such application, the method of filing such application (including telephonic, electronic or similar methods) and the information required to be furnished in connection with such application.

         (a) EXCEPTION FOR SMALL AMOUNTS. If a Participant whose Vested Total Account does not exceed Five Thousand Dollars ($5,000) incurs an Event of Maturity, then such Vested Total Account shall be automatically distributed in a single lump sum as soon as administratively practicable on or after the Distribution Date following such Event of Maturity without an application for distribution. A Participant who has no Vested interest in the Participant's Total Account as of the Participant's Event of Maturity shall be deemed to have received an immediate distribution of the Participant's entire interest in the Plan as of such Event of Maturity.

         (b) EXCEPTION FOR REQUIRED DISTRIBUTIONS. Any Vested Total Account for which no application has been timely received on or before the required beginning date effective as to a Participant under Section 7.1.9 shall be automatically distributed in a lump sum (if the Plan is not an exempt profit sharing plan, however, the vested Total Account shall be distributed pursuant to Section 7.1.6), without an application for distribution.

         (c) EXCEPTION FOR NO ELECTION TO DEFER. Unless the Participant elects otherwise, distribution of the Participant's Vested Total Account will begin no later than the 60th day after the latest of the close of the Plan Year in which: (i) the Participant attains age 65 (or Normal Retirement Age, if earlier), (ii) occurs the tenth anniversary of the year in which the Participant commenced participation in the Plan, or
                  (iii) the Participant separates from service with the Employer. The failure of the Participant (and, if necessary, the Participant's spouse) to request a distribution after the Participant has had an Event of Maturity shall be an election to defer payment in satisfaction of the previous sentence.

         7.1.2. SPOUSAL CONSENT. The consent of the Participant's spouse shall not be required to make distributions from the Plan if this Plan is an exempt profit sharing plan (as defined in Section 7.1.7). If, however, this Plan is not an exempt profit sharing plan (as defined in

Section 7.1.7), then except as provided in Section 7.1.6(a), the consent of a Participant's spouse shall be required to make distributions from the Plan in any form other than a QJ&SA contract (as defined in Section 7.1.6(d)).

         7.1.3. FORM OF DISTRIBUTION. At the direction of the Committee (subject to Section 7.1.4), the Trustee shall make or commence distribution of the Participant's Vested Total Account to the Participant in one of the following optional forms of benefit as permitted in the Adoption Agreement and as the Participant shall designate:

         (a)      LUMP SUM. Distribution shall be made in a single lump sum.

         (b) INSTALLMENTS. Distribution shall be made in a series of substantially equal installments payable monthly, quarterly or annually over a period of time not extending beyond the life expectancy of the Participant and the Participant's "designated beneficiary" as determined under section 401(a)(9) of the Code.

         (c) OTHER INSTALLMENTS. Distributions shall be made to the Participant in a series of installments as specified in the Adoption Agreement. Notwithstanding the preceding sentence, any such installment must be in an amount that complies with section 401(a)(9) of the Code and regulations thereunder (proposed and final), including the minimum distribution incidental benefit requirements determined by using the applicable divisor from the table set forth in Q&A-4 of section 1.401(a)(9)-2 of the proposed regulations.

         (d) CHANGE IN INSTALLMENTS. Following commencement of installment distributions under (b) or (c) above, a Participant may elect to change the amount or number of installments (i.e., increase or decrease the amount of such distributions) provided that, to the extent such election affects distributions to be made on or after the Participant's required beginning date, such election requires that distributions made for each distribution year be equal to the minimum required distribution determined pursuant to Section 7.1.5(b). The Committee may prescribe rules regarding the form of such election, the method of giving such election and the information to be furnished in connection with such election.

         (e) ANNUITY CONTRACT. Distribution shall be made by the purchase and distribution of an annuity contract as specified in the Adoption Agreement. Such annuity contract shall be nontransferable and may not be in any form that will provide for payments over a period extending beyond the life expectancy of the Participant or the joint and last survivor life expectancy of the Participant and the Participant's "designated beneficiary" as determined under section 401(a)(9) of the Code.

         7.1.4. SUBSTANTIALLY EQUAL. Distributions shall be considered to be substantially equal if the distributions are determined in whichever of the following manners is applicable:

         (a) TERM CERTAIN INSTALLMENTS. If distributions are in the form of installments payable over a term certain period, the amount of the distribution required to be made for each calendar year (the "distribution year") shall be determined by dividing the amount of the Vested Total Account as of the last Valuation Date in the calendar year immediately preceding the distribution year (such preceding calendar year being the "valuation year") by the number of remaining installment payments to be made (including the distribution to be determined). The amount of the Vested Total Account as of such Valuation Date shall be increased by the amount of any contributions and forfeitures allocated to the Vested Total Account during the valuation year and after such Valuation Date (including contributions and forfeitures, if any, made after the end of the valuation year which are allocated as of dates in the valuation year). The amount of the Vested Total Account shall be decreased by the amount of any distributions made for the valuation year and after such Valuation Date.

         (b) LIFETIME INSTALLMENTS. If distributions are in the form of installments over the life expectancy of the recipient or the joint and last survivor life expectancy of the Participant and such "designated beneficiary," the amount of the distribution required to be made for each calendar year (the "distribution year") shall be determined by dividing the amount of the Vested Total Account as of the last Valuation Date in the calendar year immediately preceding the distribution year (such preceding calendar year being the "valuation year") by the remaining life expectancy as of the distribution year. The amount of the Vested Total Account as of the last Valuation Date in the valuation year shall be increased by the amount of any contributions and forfeitures allocated to the Vested Total Account during the valuation year and after such Valuation Date (including contributions and forfeitures, if any, made after the end of the valuation year which are allocated as of dates in the valuation year). The amount of the Vested Total Account shall be decreased by distributions made for the valuation year and after such Valuation Date.

         7.1.5. LIFE EXPECTANCY. Life expectancy shall be determined from the tables published under section 72 of the Code (except as provided in (b) below). Life expectancy shall be based upon attained age on the individual's birthday in the calendar year for which life expectancy is being determined and, in the absence of an election to recalculate life expectancy as provided in (a) below, shall be reduced by one (1) year in each succeeding calendar year.

         (a) ELECTION TO RECALCULATE LIFE EXPECTANCY. A Participant may elect to redetermine the Participant's life expectancy for each succeeding calendar year that a distribution is required to be made. In the case of a Participant whose "designated beneficiary" is the Participant's spouse, the Participant may elect to have life expectancy for the Participant and the Participant's spouse redetermined for each succeeding calendar year that a distribution is required to be made. The election must be made no later than the time of the first required distribution. The election is irrevocable and must apply to all subsequent years.

         (b) MINIMUM DISTRIBUTION INCIDENTAL BENEFIT REQUIREMENT. If a Participant's "designated beneficiary" is not his or her spouse, the life expectancy factor used to compute the amount of the substantially equal payment during the Participant's lifetime shall not be greater than the factor determined under section 1.401(a)(9)-2 of the proposed income tax regulations (the minimum distribution incidental benefit requirement).

         7.1.6. PRESUMPTIVE FORMS. The selection of a form of distribution shall be subject, however, to the following rules:

         (a) REQUIRED LUMP SUM. As provided in Section 7.1.1(a), if the value of the Participant's Vested Total Account does not exceed Five Thousand Dollars ($5,000), the distribution shall be made in a single lump sum.

         (b) MARRIED PARTICIPANT. In the case of any distribution which is to be made:

                  (i) if this Plan is not an exempt profit sharing plan (as defined in Section 7.1.7), and

                  (ii)     when paragraph (a) above is not applicable, and

                  (iii) to a Participant who is married on the date when such distribution is to be made, and

                  (iv) to a Participant who either: (A) is required to receive distribution in the form of a QJ&SA contract, or (B) has elected, if the Adoption Agreement so provides, to receive distribution in the form of an annuity contract, distribution shall be effected for such Participant by applying the entire Vested Total Account to purchase and distribute to such Participant a QJ&SA contract. A Participant may reject distribution in the form of a QJ&SA contract by filing with the Committee an affirmative written rejection of distribution in that form and an election of any form of distribution permitted under the Plan not more than ninety
                  (90) days before the Distribution Date. Such a rejection may be made or revoked at any time and any number of times until the Distribution Date. A rejection shall not be effective unless the Participant's spouse consents. To be valid, the consent of the spouse must be in writing, must acknowledge the effect of the distribution, must be witnessed by a notary public, must be given during the ninety (90) day period before the Distribution Date and must relate to that specific distribution. The consent of the spouse must be to any form of distribution permitted under the Plan. The Participant may elect to change the form of distribution to the QJ&SA contract without any requirement of further spousal consent. The consent of the spouse shall be irrevocable and shall be effective only with respect to that spouse. Distribution may not commence more than ninety (90) days after nor, subject to Section 7.5.1, less than thirty (30) days after the date the Participant is furnished a written explanation of the terms and conditions of the QJ&SA contract, the Participant's right to reject, and the effect of rejecting distribution in the form of the QJ&SA contract, the requirement for the consent of the Participant's spouse, the right to revoke a prior rejection of distribution in the form of a QJ&SA contract, and the right to make any number of further revocations or rejections until the Distribution Date.

         (c) UNMARRIED PARTICIPANT. In the case of any distribution which is to be made:

                  (i) if this Plan is not an exempt profit sharing plan (as defined in Section 7.1.7), and

                  (ii)     when paragraph (a) above is not applicable, and

                  (iii) to a Participant who is not married on the date when such distribution is to be made, and

                  (iv) to a Participant who either: (A) is required to receive distribution in the form of a Life Annuity contract, or (B) has elected, if the Adoption Agreement so provides, to receive distribution in the form of an annuity contract, distribution shall be effected for such Participant by applying the entire Vested Total Account to purchase and distribute to such Participant a Life Annuity contract. A Participant may reject distribution in the form of a Life Annuity contract by filing with the Committee an affirmative written rejection of distribution in that form and an election of any form of distribution permitted under the Plan not more than ninety (90) days before the Distribution Date. Such a rejection may be made or revoked at any time and any number of times until the Distribution Date. Distribution may not commence more than ninety (90) days after nor, subject to
                  Section 7.5.1, less than thirty (30) days after the date the Participant is furnished a written explanation of the terms and conditions of the Life Annuity contract, the Participant's right to reject, and the effect rejecting distribution in the form of the Life Annuity contract, the right to revoke a prior rejection of distribution in the form of a Life Annuity contract, and the right to make any number of further revocations or rejections until the Distribution Date.

         (d) QJ&SA CONTRACT. A QJ&SA contract is an immediate annuity contract issued as an individual policy or under a master or group contract which provides for a monthly annuity payable to and for the lifetime of the Participant beginning as of the Distribution Date as of which it is purchased with a survivor annuity payable monthly after the death of the Participant to and for the lifetime of the surviving spouse of the Participant (to whom the Participant was married on the date as of which the first payment is due) in an amount equal to fifty percent (50%) of the amount payable during the joint lives of the Participant and surviving spouse. The contract shall be a QJ&SA contract only if it is issued on a premium basis which does not discriminate on the basis of the sex of the Participant or the surviving spouse. The contract shall comply with the requirements of this Plan and section 401(a)(9) of the Code and the regulations thereunder.

         (e) LIFE ANNUITY CONTRACT. A Life Annuity contract is an immediate annuity contract issued as an individual policy or under a group or master contract which provides for a monthly annuity payable to and for the lifetime of an unmarried Participant beginning as of the Distribution Date as of which it is purchased. The contract shall be a Life Annuity contract only if it is issued on a premium basis which does not discriminate on the basis of the sex of the Participant. The contract shall comply with the requirements of this Plan and section 401(a)(9) of the Code and the regulations thereunder.

           7.1.7. EXEMPT PROFIT SHARING PLAN. This Plan is an exempt profit sharing plan if the following conditions are satisfied:

         (a)      this Plan is adopted as a profit sharing plan, and

         (b) no Participant under this Plan can elect to receive payments in the form of a lifetime annuity, and

         (c) this Plan is not a direct or indirect transferee of assets from a defined benefit pension plan, money purchase pension plan or target benefit money purchase pension plan, and

         (d) this Plan is not a direct or indirect transferee from a stock bonus plan or a profit sharing plan which was otherwise required to make available to

                  Participants with respect to whom assets and liabilities were transferred distribution in the form of a lifetime annuity.

           7.1.8. TIME OF DISTRIBUTION. Upon the receipt of a proper application from the Participant requesting distribution after an Event of Maturity, and after the right of the Participant to receive a distribution has been established, the Committee shall cause the Trustee to determine the value of the Participant's Vested Total Account and to make or commence distribution of such Vested Total Account as soon as administratively practicable after the Participant requests a distribution. No distribution, however, shall be made as of a Distribution Date preceding the date the Participant's application is received by the Committee.

           7.1.9. REQUIRED BEGINNING DATE. Distribution to the Participant shall be made not later than the required beginning date.

         (a) GENERAL RULE. The required beginning date is the later of (i) the April 1 following the calendar year in which the Participant attains age seventy and one-half (70-1/2) years, or (ii) the April 1 following the calendar year in which the Participant terminates employment.

         (b) SPECIAL RULE FOR FIVE PERCENT (5%) OWNER. If the Participant is a five percent (5%) owner (as defined in Appendix B) at any time during the Plan Year ending with or within the calendar year in which such Participant attains age seventy and one-half (70-1/2) years, the required beginning date for such Participant shall be the April 1 following the calendar year in which the Participant attains age seventy and one-half (70-1/2) years. If any amounts are thereafter credited to such Participant's Accounts, then for purposes of Section 7.1.1(b), each subsequent December 31 shall be treated as a required beginning date.

         This Section 7.1.9 is generally effective January 1 of the calendar year in which the Adoption Agreement is signed. If the Plan is an existing plan that was in effect prior to the execution of the Adoption Agreement and the Prior Plan Statement did not contain the rules set forth in this Section 7.1.9, however, then the required beginning date for a Participant who (i) has not incurred a separation from service, (ii) is not a five percent (5%) owner (as defined in Appendix B of the Basic Plan Document), and (iii) attains age seventy and one-half (70-1/2) years in the calendar year in which the Adoption Agreement is signed, shall be the April 1 following the calendar year in which the Participant attains age seventy and one-half (70-1/2) years, unless the Participant elects to defer commencement of benefit payments until the April 1 following the calendar year in which the Participant's separation from service occurs.

           7.1.10. EFFECT OF REEMPLOYMENT. If a Participant is reemployed by the Employer or an Affiliate before the Participant attains Normal Retirement Age and before distribution is completed, the Participant's Vested Total Account shall continue to be held in the Fund until the

Participant incurs another Event of Maturity after the Participant's reemployment. It is the general intent of this Plan that no distribution shall be made before the Normal Retirement Age of a Participant while the Participant is employed by the Employer or an Affiliate.

         7.1.11. DEATH PRIOR TO DISTRIBUTION. If a Participant dies after the Participant's Event of Maturity but before distribution of the Participant's Vested Total Account has been made, the undistributed Vested Total Account shall be distributed to the Participant's beneficiary as provided in Section 7.3. If, at the death of the Participant, any payment to the Participant was due or otherwise pending but not actually paid, the amount of such payment shall be included in the Vested Total Account which is payable to the Beneficiary (and shall not be paid to the Participant's estate).

7.2.     IN-SERVICE DISTRIBUTIONS AND HARDSHIP DISTRIBUTIONS.

         7.2.1. WITHDRAWALS FROM NONDEDUCTIBLE VOLUNTARY ACCOUNT. If the Adoption Agreement so provides, a Participant (whether or not then employed by the Employer) may make withdrawals from time to time from the Participant's Nondeductible Voluntary Account (if any). To receive such a withdrawal, the Participant must apply to the Committee. In the application, the Participant shall specify the dollar amount to be withdrawn. Such withdrawal application shall be approved by the Committee to be made as of the Distribution Date coincident with or next following the approval of the application by the Committee and shall be made in a lump sum cash payment as soon as administratively practicable after such Distribution Date.

         (a) ACCOUNTING. The amount of such withdrawals by a Participant shall be deemed to first come from the aggregate amount of voluntary contributions theretofore made by the Participant and only thereafter from the earnings or gains in, or attributable to, the Nondeductible Voluntary Account. Notwithstanding the foregoing, any such withdrawal shall be deemed to have first been taken from the Participant's nondeductible voluntary contributions made prior to January 1, 1987, to the extent of the aggregate amount not previously withdrawn. Thereafter, withdrawals shall be deemed to have been taken from a combination of (i) the Participant's nondeductible voluntary contributions made after December 31, 1986, to the extent of the aggregate amount thereof not previously withdrawn, and (ii) a portion of the earnings in the Nondeductible Voluntary Account. The portion of each such withdrawal that is deemed to be earnings will be in the same ratio as the total earnings of the Nondeductible Voluntary Account bear to the total Nondeductible Voluntary Account.

         (b) SPOUSAL CONSENT. Notwithstanding the foregoing, no withdrawal shall be made pursuant to this Section 7.2.1 unless (i) this Plan is an exempt profit sharing plan (as defined in Section 7.1.7), or (ii) the value of the Participant's Vested Total Account does not exceed Five Thousand Dollars ($5,000), or

                  (iii) the spouse of the Participant, if any, consents in writing to the withdrawal. To be valid, the consent of such spouse must be in writing, must acknowledge the effect of the withdrawal and must be witnessed by a notary public. The consent of the spouse must be given within ninety (90) days prior to the Distribution Date as of which the withdrawal is made and must relate to that specific withdrawal. The consent given by one spouse shall be effective only with respect to that spouse.

         (c) COORDINATION WITH SECTION 4.1. If the Nondeductible Voluntary Account is invested in more than one (1) Subfund authorized and established under Section 4.1, the amount withdrawn shall be charged to each such Subfund in the same proportions as the Nondeductible Voluntary Account is invested in each Subfund.

         7.2.2. IN-SERVICE DISTRIBUTIONS. If the Plan is not a money purchase pension plan and if the Adoption Agreement so provides, a Participant may receive an in-service distribution while employed from the Vested portion of the Accounts listed in (c) below (unless the Adoption Agreement specifically prohibits in-service distributions from a particular account) if the conditions in (a) and (b) below have been fulfilled. To receive such a distribution, the Participant must apply to the Committee. In the application, the Participant shall specify the dollar amount to be distributed. Such in-service distribution shall be approved by the Committee to be made as of the Distribution Date coincident with or next following the approval of the application by the Committee and shall be made in a lump sum cash payment as soon as administratively practicable after such Distribution Date.

         (a) LIMITATIONS. Unless and until a Participant shall have been a Participant for five (5) full years, the Participant shall not be entitled to an in-service distribution from the Participant's Employer Matching Account or Employer Profit Sharing Account under this Section 7.2.2 which would reduce that Employer Matching Account or Employer Profit Sharing Account below the amounts credited as a result of the Employer contributions made during the most recent two (2) consecutive Plan Years ending coincident with or immediately preceding the Distribution Date as of which such distribution is made.

         (b) SPOUSAL CONSENT. Notwithstanding the foregoing, no distribution shall be made pursuant to this Section 7.2.2 unless (i) this Plan is an exempt profit sharing plan (as defined in Section 7.1.7), or (ii) the value of the Participant's Vested Total Account does not exceed Five Thousand Dollars ($5,000), or (iii) the spouse of the Participant, if any, consents in writing to the distribution. To be valid, the consent of the spouse must be in writing, must acknowledge the effect of the distribution and must be witnessed by a notary public. The consent of the spouse must be given within ninety (90) days prior to the Distribution Date and must relate to the specific distribution. The consent of the spouse shall be irrevocable and shall be effective only with respect to that spouse.

         (c) SEQUENCE OF ACCOUNTS. Each in-service distribution made pursuant to this Section 7.2.2 shall first be taken from and charged to the Participant's Accounts (if the Adoption Agreement permits distribution from such Account) in the following sequence (unless the Committee adopts a different sequence in writing):

                         Nondeductible Voluntary Account
                                Rollover Account
                                Transfer Account
                            Employer Matching Account
                         Employer Contributions Account
                          Deductible Voluntary Account
                          Safe Harbor Matching Account.

                  Distributions from the Participant's Nondeductible Voluntary Account shall be distributed in the sequence described in
                  Section 7.2.1.

         (d) COORDINATION WITH SECTION 4.1. If an in-service distribution is made from an Account which is invested in more than one (1) Subfund authorized and established under Section 4.1, the amount distributed shall be charged to each Subfund in the same proportions as the Account is invested in each Subfund.

         7.2.3. AGE 59-1/2 IN-SERVICE DISTRIBUTIONS. If the Plan is not a money purchase pension plan and the Adoption Agreement so provides, a Participant may receive a distribution of all or a part of the Vested portion of the Participant's Total Account (unless the Adoption Agreement specifically prohibits age 59-1/2 in-service distributions from a particular account) if the Participant has attained age fifty-nine and one-half (59-1/2) years. To receive such a distribution, the Participant must apply to the Committee. In the application, the Participant shall specify the dollar amount to be distributed. Such distribution shall be approved by the Committee to be made as of the Distribution Date coincident with or next following the approval of the application by the Committee and shall be made in a lump sum cash payment as soon as administratively practicable after such Distribution Date.

         (a) SPOUSAL CONSENT. Notwithstanding the foregoing, no distribution shall be made pursuant to this Section 7.2.3 unless (i) this Plan is an exempt profit sharing plan (as defined in Section 7.1.7), or (ii) the value of the Participant's Vested Total Account does not exceed Five Thousand Dollars ($5,000), or (iii) the spouse of the Participant, if any, consents in writing to the distribution. To be valid, the consent of the spouse must be in writing, must acknowledge the effect of the distribution and must be witnessed by a notary public. The consent of the spouse must be given within ninety (90) days prior to the Distribution Date as of which the distribution is made and must relate to the specific distribution. The consent of the spouse shall be irrevocable and shall be effective only with respect to that spouse.

         (b) SEQUENCE OF ACCOUNTS. Each in-service distribution made pursuant to this Section 7.2.3 shall first be taken from and charged to the Participant's Accounts (if the Adoption Agreement permits distribution from such Account) in the following sequence (unless the Committee adopts a different sequence in writing):

                         Nondeductible Voluntary Account
                                Rollover Account
                                Transfer Account
                            Employer Matching Account
                         Employer Contributions Account
                          Deductible Voluntary Account
                           Retirement Savings Account
                          Safe Harbor Matching Account.

                  Distributions from the Participant's Nondeductible Voluntary Account shall be distributed in the sequence described in
                  Section 7.2.1.

         (c) COORDINATION WITH SECTION 4.1. If an in-service distribution is made from an Account which is invested in more than one (1) Subfund authorized and established under Section 4.1, the amount distributed shall be charged to each Subfund in the same proportions as the Account is invested in each Subfund.

         7.2.4. HARDSHIP DISTRIBUTIONS. If the Plan is not a money purchase pension plan and the Adoption Agreement so provides, a Participant (whether or not then employed by the Employer) may receive a hardship distribution from the Vested portion of the Participant's Total Account (unless the Adoption Agreement specifically prohibits hardship distributions from a particular Account) if the Committee determines that such hardship distribution is for one of the purposes described in (a) below and the conditions in (b) and (c) below have been fulfilled. To receive such a distribution, the Participant must apply to the Committee. In the application, the Participant shall specify the dollar amount to be distributed. Such hardship distribution shall be approved by the Committee to be made in a lump sum cash payment as soon as administratively practicable following the approval of the application by the Committee.

         (a)      PURPOSES. Hardship distributions shall be allowed under
                  Section 7.2.4 only for such of the following purposes as are permitted in the Adoption Agreement and only if the Participant establishes that the hardship distribution is to be made for one of the following purposes:

                  (i) expenses for medical care described in section 213(d) of the Code previously incurred by the Participant, the Participant's spouse or any dependents of the Participant (as defined in section 152 of the Code) or necessary for these persons to obtain medical care described in section 213(d) of the Code,

                  (ii) costs directly related to the purchase of a principal residence for the Participant (excluding mortgage payments),

                  (iii) payment of tuition, related educational fees and room and board expenses for the next twelve (12) months of post-secondary education for the Participant, or the Participant's spouse, children or dependents (as defined in section 152 of the Code), or

                  (iv) payments necessary to prevent the eviction of the Participant from the Participant's principal residence or foreclosure on the mortgage of that principal residence.

                  Such purposes shall be considered to be an immediate and heavy financial need of the Participant.

         (b) LIMITATIONS. In no event shall the cumulative amount of hardship distributions withdrawn from a Participant's Retirement Savings Account or that portion of a Participant's Transfer Account which includes contributions made pursuant to an earnings reduction agreement exceed the amount of contributions to that Account made pursuant to the Participant's Retirement Savings Election (i.e., hardship distributions from that Account shall not include any earnings on such contributions or any curative allocations or earnings on curative allocations made pursuant to Section 2.3 of Appendix D). The amount of the hardship distribution shall not exceed the amount of the Participant's immediate and heavy financial need; provided, however, that the amount of the immediate and heavy financial need may include amounts necessary to pay any federal, state, or local income taxes or penalties reasonably anticipated to result from the distribution. In addition, a hardship distribution which includes a portion of the Participant's Retirement Savings Account or that portion of a Participant's Transfer Account which includes contributions made pursuant to an earnings reduction agreement shall not be allowed unless the Participant has obtained all distributions, other than hardship distributions, and all nontaxable loans (at the time of the loan) currently available under all plans maintained by the Employer and Affiliates. Other funds are not currently available unless the funds are available prior to or coincidently with the date the in-service hardship distribution is available.

         (c) SPOUSAL CONSENT. Notwithstanding the foregoing, no distribution shall be made pursuant to this Section 7.2.4 unless (i) this Plan is an exempt profit sharing plan (as defined in Section 7.1.7), or (ii) the value of the Participant's Vested Total Account does not exceed Five Thousand Dollars ($5,000), or (iii) the spouse of the Participant, if any, consents in writing to the distribution. To be valid, the consent of the spouse must be in writing, must acknowledge the effect of the distribution and must be witnessed by a notary public. The consent of the spouse must be given within ninety (90) days prior to the date the distribution is made and must relate to the specific distribution. The consent of the spouse shall be irrevocable and shall be effective only with respect to that spouse.

         (d) COORDINATION WITH OTHER PLANS. If the hardship distribution is made from a Participant's Retirement Savings Account, the Participant's Retirement Savings Election and elective contributions and employee contributions under all other plans maintained by the Employer and Affiliates shall be canceled for twelve (12) months after receipt of a hardship distribution and shall not be automatically reinstated. Thereafter, the Participant may, upon giving prior notice to the Committee, enter into a new Retirement Savings Election effective as of any subsequent Modification Date following such twelve (12) month period, provided the Participant is in Recognized Employment on that date. In addition, the Participant shall not be allowed to make elective contributions under the Plan and all other plans maintained by the Employer and Affiliates for the Participant's taxable year immediately following the taxable year of the hardship distribution which exceed the dollar limit in effect for that taxable year under section 402(g) of the Code (which is $10,500 for 2000 and which is adjusted under the Code for cost-of-living increases) less the amount of the Participants elective contributions for the taxable year of the hardship distribution. For the purposes of this Section 7.2.4(d), all other plans maintained by the Employer and Affiliates shall mean all qualified and nonqualified plans of deferred compensation maintained by the Employer and Affiliates (including stock option, stock purchase or similar plans).

         (e) SEQUENCE OF ACCOUNTS. Each hardship distribution made pursuant to this Section 7.2.4 shall first be taken from and charged to the Participant's Accounts (if the Adoption Agreement permits distribution from such Account) in the following sequence (unless the Committee adopts a different sequence in writing):

                         Nondeductible Voluntary Account
                                Rollover Account
                                Transfer Account
                         Employer Contributions Account
                           Employer Matching Account
                          Deductible Voluntary Account
                           Retirement Savings Account
                          Safe Harbor Matching Account.

                  Distributions from the Participant's Nondeductible Voluntary Account shall be distributed in the sequence described in
                  Section 7.2.1.

         (f) COORDINATION WITH SECTION 4.1. If the hardship distribution is made from an Account which is invested in more than one (1) Subfund authorized and established under Section 4.1, the amount withdrawn shall be charged to each such Subfund in the same proportions as the Account is invested in each Subfund.

7.3.     DISTRIBUTIONS TO BENEFICIARIES.

         7.3.1. APPLICATION FOR DISTRIBUTION REQUIRED. No distribution shall be made from the Plan until the Committee has received an application for distribution from the Beneficiary of a Participant entitled to receive distribution. The Committee may prescribe rules regarding the form of such application, the method of filing such application (including telephonic, electronic or similar methods) and the information required to be furnished in connection with such application.

         (a) EXCEPTION FOR SMALL AMOUNTS. Upon the death of a Participant whose Vested Total Account does not exceed Five Thousand Dollars ($5,000), such Participant's Vested Total Account shall be distributed to the Beneficiary in a single lump sum as soon as administratively practicable on or after the Distribution Date following such Participant's death without an application for distribution.

         (b) EXCEPTION FOR REQUIRED DISTRIBUTIONS. Any Vested Total Account for which no application has been timely received on or before the required beginning date effective as to a Beneficiary under Section 7.3.5 shall be automatically distributed in a lump sum (if the Plan is not an exempt profit sharing plan, the Vested Total Account shall be distributed pursuant to Section 7.3.3), without an application for distribution.

         7.3.2. FORM OF DISTRIBUTION. At the direction of the Committee, the Trustee shall make or commence distribution of the Participant's Vested Total Account to the Beneficiary in one of the following optional forms of benefit permitted in the Adoption Agreement and as the Beneficiary shall designate:




         (a) LUMP SUM. Distribution shall be made in a single lump sum payment.

         (b) CONTINUED INSTALLMENTS TO BENEFICIARY. If the Participant died on or after the Participant's required beginning date, then distribution shall be made in a series of substantially equal installments payable monthly, quarterly or annually which provides distribution to such Beneficiary at a rate (considering both time and amount) which is cumulatively at least as rapid as the rate of distribution commenced prior to the death of the Participant.

         (c) INSTALLMENTS TO BENEFICIARIES. If the Participant died before the Participant's required beginning date, then distribution shall be made in a series of substantially equal installments, the last payment of which shall be made not later than December 31 of the calendar year in which occurs the fifth
                  (5th) anniversary of the death of the Participant; provided, however, that:

                  (i) if the Beneficiary is an individual who is not the surviving spouse of the Participant and if distributions will commence not later than December 31 of the calendar year following the calendar year of the Participant's death and will not be made to such individual Beneficiary over a period of years not extending beyond the life expectancy of such Beneficiary, then distribution may be made in a series of substantially equal monthly, quarterly or annual installment, or

                  (ii) if the Beneficiary is the surviving spouse of the Participant and if distributions will be made to such surviving spouse over a period of years not extending beyond the life expectancy of the surviving spouse, and will commence not later than the date specified in paragraph (i) above or, if later, the December 31 of the calendar year in which the Participant would have attained age seventy and one-half (70-1/2) years, then distribution may be made in a series of substantially equal monthly, quarterly or annual installments.

         (d) OTHER INSTALLMENTS. Distribution shall be made to the Beneficiary in a series of installments as specified in the Adoption Agreement. Notwithstanding the preceding sentence, any such installment must be in an amount that complies with section 401(a)(9) of the Code and regulations thereunder (proposed or final).

         (e) ANNUITY CONTRACT. Distribution shall be made to the Beneficiary by the purchase and distribution of an annuity contract as specified in the Adoption

                  Agreement. Such annuity contract may not be in any form that will provide for payments over a period extending beyond the life expectancy of the Beneficiary as determined under section 401(a)(9) of the Code.

For purposes of this Section 7.3.2, substantially equal and life expectancy shall have the meaning given to those terms in Section 7.1.

         7.3.3. PRESUMPTIVE FORM. The selection of a form of distribution shall be subject, however, to the following rules:

         (a) REQUIRED LUMP SUM. As provided in Section 7.3.1(a), if the value of the Participant's Vested Total Account does not exceed Five Thousand Dollars ($5,000), the distribution shall be made in a single lump sum.

         (b)      SURVIVING SPOUSE. In the case of a distribution which is made:

                  (i) if this Plan is not an exempt profit sharing plan (as defined in Section 7.1.7) and

                  (ii)     when paragraph (a) above is not applicable, and

                  (iii)    to the surviving spouse of a Participant who either:
                           (A) is required to receive distribution in the form of a Life Annuity Contract, or (B) has elected, if the Adoption Agreement so provides, to receive distribution in the form of an annuity contract, distribution shall be effected for such surviving spouse by applying the entire Vested Total Account to purchase and distribute to such surviving spouse a Life Annuity contract. A surviving spouse may reject distribution in the form of a Life Annuity contract by filing with the Committee an affirmative written rejection of distribution in that form and an election of any form of distribution permitted under the Plan not more than ninety (90) days before the Distribution Date. Such a rejection may be made or revoked at any time and any number of times until the Distribution Date. Distribution may not commence more than ninety (90) days after nor, subject to
                  Section 7.5.1, less than thirty (30) days after the date the surviving spouse is furnished a written explanation of the terms and conditions of the Life Annuity contract, the surviving spouse's right to reject, and the effect of a rejection of distribution in the form of the Life Annuity contract, the right to revoke a prior rejection of distribution in the form of a Life Annuity contract, and the right to make any number of further revocations or rejections until the Distribution Date.

         (c) LIFE ANNUITY CONTRACT. A Life Annuity contract is an immediate annuity contract issued as an individual policy or under a group or master contract which provides for a monthly annuity payable to and for the lifetime of the surviving spouse of a Participant beginning as of the date as of which it is purchased. The contract shall be a Life Annuity contract only if it is issued on a premium basis which does not discriminate on the basis of the sex of the surviving spouse.

         7.3.4. TIME OF DISTRIBUTION. Upon the receipt of a proper application for distribution from the Beneficiary after the Participant's death, and after the Participant's Vested Total Account has been determined and the right of the Beneficiary to receive a distribution has been established, the Committee shall cause the Trustee to make distribution of such Vested Total Account as soon as administratively practicable after the Beneficiary requests a distribution. No distribution, however, shall be made as of a Distribution Date preceding the date the Beneficiary's application is received by the Committee.

         7.3.5. REQUIRED BEGINNING DATE. Distribution to the Beneficiary shall be made or commence not later than the required beginning date.

         (a) BENEFICIARY--PARTICIPANT DIES ON OR AFTER REQUIRED BEGINNING DATE. If the Participant died on or after the Participant's required beginning date, then the Beneficiary's required beginning date is the date which provides for distribution to such Beneficiary at a rate (considering both time and amount) that is cumulatively at least as rapid as the rate of distribution scheduled and commenced prior to the death of the Participant.

         (b) BENEFICIARY--PARTICIPANT DIES BEFORE REQUIRED BEGINNING DATE. If the Participant died before the Participant's required beginning date, then the Beneficiary's required beginning date is the December 31 of the calendar year in which occurs the fifth (5th) anniversary of the Participant's death (and in this instance distribution must be completed by such December
                  31); provided, however, that:

                  (i) if the Beneficiary is an individual who is not the surviving spouse of the Participant and if distributions will be made to such individual Beneficiary in substantially equal amounts payable monthly, quarterly or annually over a period of time not extending beyond the life expectancy of such Beneficiary, the required beginning date is December 31 of the calendar year following the calendar year of the Participant's death, or

                  (ii) if the Beneficiary is the surviving spouse of the Participant and if distributions will be made to such surviving spouse (A) in substantially equal amounts payable monthly, quarterly or annually over a period of time not extending beyond the life expectancy of the surviving spouse, or (B) by purchasing and distributing a Life Annuity contract, the required beginning date is the date specified in paragraph (i) above or, if later, the December 31 of the calendar year in which the Participant would have attained age seventy and one-half (70-1/2) years.

7.4.     DESIGNATION OF BENEFICIARIES.

         7.4.1. RIGHT TO DESIGNATE. Each Participant may designate, in such manner as may be approved by the Committee (which may include telephone or voice response systems, Internet or other electronic communication), one or more primary Beneficiaries or alternative Beneficiaries to receive all or a specified part of the Participant's Vested Total Account in the event of the Participant's death. The Participant may change or revoke any such designation from time to time without notice to or consent from any Beneficiary or spouse. No such designation, change or revocation shall be effective unless executed by the Participant and received by the Committee during the Participant's lifetime. If, however, the Plan is not an exempt profit sharing plan (as defined in Section 7.1.7) and such designation of Beneficiary is made before the first day of the Plan Year in which the Participant attains age thirty-five (35) years and the Participant dies on or after that date while married, the beneficiary designation is void.

         7.4.2. SPOUSAL CONSENT. Notwithstanding the foregoing, a designation will not be valid for the purpose of paying benefits from the Plan to anyone other than a surviving spouse of the Participant (if there is a surviving spouse) unless that surviving spouse consents in writing to the designation of another person as Beneficiary. To be valid, the consent of such spouse must be in writing, must acknowledge the effect of the designation of the Beneficiary and must be witnessed by a notary public. The consent of the spouse must be to the designation of a specific named Beneficiary which may not be changed without further spousal consent, or alternatively, the consent of the spouse must expressly permit the Participant to make and to change the designation of Beneficiaries without any requirement of further spousal consent. The consent of the spouse to a nonspouse Beneficiary is a waiver of the spouse's rights to benefits under the Plan. In a plan that is not an exempt profit sharing plan, these benefits are sometimes known as a qualified preretirement survivor annuity. The consent of the surviving spouse need not be given at the time the designation is made. The consent of the surviving spouse need not be given before the death of the Participant. The consent of the surviving spouse will be required, however, before benefits can be paid to any person other than the surviving spouse. The consent of a spouse shall be irrevocable and shall be effective only with respect to that spouse.

         7.4.3. WRITTEN EXPLANATION REQUIREMENT FOR QUALIFIED PRERETIREMENT SURVIVOR ANNUITY. If this Plan is not an exempt profit sharing plan (as defined in Section 7.1.7), the Committee shall provide each Participant with a written explanation of a qualified preretirement survivor annuity under one of the following rules as determined by the Committee:

         (a) GENERAL ANNUAL DISTRIBUTION. Each Participant will receive a written explanation of the qualified preretirement survivor annuity once each year.

         (b) SPECIFIC DISTRIBUTION. The Committee will provide each Participant within the "applicable period" for such Participant a written explanation of the qualified preretirement survivor annuity. The "applicable period" for a Participant is whichever of the following periods ends last:
                  (i) the period beginning with the first day of the Plan Year in which the Participant attains age 32 and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age 35; (ii) a reasonable period ending after the individual becomes a Participant; and (iii) a reasonable period ending after this paragraph first applies to the Participant. Notwithstanding the foregoing, the written explanation must be provided within a reasonable period ending after separation from service in the case of a Participant who separates from service before attaining age 35. For purposes of applying (i) and (iii), a reasonable period is the end of the two year period beginning one year prior to the date the applicable event occurs, and ending one year after that date. In the case of a Participant who separates from service before the Plan Year in which age 35 is attained, written explanation shall be provided within the two year period beginning one year prior to separation and ending one year after separation. If such a Participant thereafter returns to employment with the Employer, the applicable period for such Participant shall be redetermined.

         7.4.4. TRUST AS BENEFICIARY. If a Participant names a trust as Beneficiary of all or any portion of the Participant's benefits, the Participant or the trustee of the trust (the "declarant") must provide the Committee with the information described in (a) or (b) below, as determined by the Committee, during the ninety (90) day period before the earlier of (i) the Participant's required beginning date (as defined in Section 7.1.9) or (ii) the date nine months after the Participant's death.

         (a) A list of all of the beneficiaries of the trust, including contingent and remainder beneficiaries, with a description of the conditions on their entitlement to benefits; and

                  A certified statement that, to the best of the declarant's knowledge, the list is correct and complete, the trust is a valid trust under applicable state law (or would be but for the fact that the trust has no corpus), the trust is irrevocable or will, by its terms, become irrevocable at the Participant's death, and the beneficiaries of the trust who are beneficiaries with respect to the trust's interest in benefits under the Plan are identifiable from the trust instrument within the meaning of the Code and regulations thereunder; or

         (b)      A copy of the trust instrument.

In addition, the declarant must agree (i) in the case of information provided pursuant to (a) above, to provide a corrected certified statement to the extent an amendment changes any information previously certified and to provide a copy of the trust instrument to the Committee on demand, and (ii) in the case of information provided pursuant to (b) above, if the trust instrument is amended at any time in the future, to provide the Committee within a reasonable time a copy of each such amendment. If the Participant designates a trust as Beneficiary but the requirements of this Section 7.4.4 are not complied with, then no beneficiary of the trust shall be treated as the Participant's "designated beneficiary" whose life expectancy may be used under the rules of section 401(a)(9) of the Code.

         7.4.5. FAILURE OF DESIGNATION. If a Participant:

         (a) fails to designate a Beneficiary (by failing to complete a beneficiary designation at all or failing to properly obtain any required spousal consent or failing to name a Beneficiary that is identifiable or for any other reason),

         (b) designates a Beneficiary and thereafter revokes such designation without naming another Beneficiary, or

         (c) designates one or more Beneficiaries and all such Beneficiaries so designated fail to survive the Participant,

such Participant's Vested Total Account, or the part thereof as to which such Participant's designation fails, as the case may be, shall be payable to the first class of the following classes of automatic Beneficiaries with a member surviving the Participant and (except in the case of the Participant's surviving issue) in equal shares if there is more than one member in such class surviving the Participant:

         Participant's surviving spouse
         Participant's surviving issue per stirpes and not per capita Participant's surviving parents
         Participant's surviving brothers and sisters
         Representative of Participant's estate.

         7.4.6. DISCLAIMERS BY BENEFICIARIES. A Beneficiary entitled to a distribution of all or a portion of a deceased Participant's Vested Total Account may disclaim all or any portion of his or her interest therein subject to the following requirements. To be eligible to disclaim, a Beneficiary must not have received a distribution of all or any portion of a Vested Total Account at the time such disclaimer is executed and delivered, and, if a natural person, must have attained legal age as of the date of the disclaimer. Any disclaimer must be in writing and must be executed by the Beneficiary before a notary public. A disclaimer shall state that the Beneficiary's entire interest in the undistributed Vested Total Account is disclaimed or shall specify what portion thereof is disclaimed. To be effective, duplicate original executed copies of the disclaimer must be actually delivered to both the Committee and to the Trustee after the date of the Participant's death but not later than nine (9) months after the date of the Participant's death (or, if later, nine (9) months after the date on which the disclaimant attains 21 years of age). A disclaimer shall be irrevocable when delivered to both the Committee and the Trustee. A disclaimer shall be considered to be delivered to the Committee or the Trustee only when actually received by the Committee or the Trustee (and in the case of a corporate Trustee, shall be considered to be delivered only when actually received by a trust officer familiar with the affairs of the Plan). The Committee (and not the Trustee) shall be the sole judge of the content, interpretation and validity of a purported disclaimer. Upon the filing of a disclaimer that complies with the foregoing requirements, the Beneficiary shall be considered not to have survived the Participant as to the interest disclaimed. A disclaimer by a Beneficiary shall not be considered to be a transfer of an interest in violation of the provisions of Section 8 and shall not be considered to be an assignment or alienation of benefits in violation of federal law prohibiting the assignment or alienation of benefits under this Plan. No other form of attempted disclaimer shall be recognized by either the Committee or the Trustee. The foregoing requirements are solely for the purpose of disclaiming benefits under the Plan, and compliance with these requirements does not assure that the disclaimer will be valid for tax purposes or any other purposes. It is the exclusive responsibility of the disclaimant to assure compliance with any and all requirements for proper tax treatment of the disclaimer if that is one of its intended purposes.

         7.4.7. DEFINITIONS. When used herein and, unless the Participant has otherwise specified in the Participant's Beneficiary designation, when used in a Beneficiary designation, "issue" means all persons who are lineal descendants of the person whose issue are referred to, subject to the following:

         (a) a legally adopted child and the adopted child's lineal descendants always shall be lineal descendants of each adoptive parent (and of each adoptive parent's lineal ancestors);

         (b) a legally adopted child and the adopted child's lineal descendants never shall be lineal descendants of any former parent whose parental rights were terminated by the adoption (or of that former parent's lineal ancestors); except that if, after a child's parent has died, the child is legally adopted by a stepparent who is the spouse of the child's surviving parent, the child and the child's lineal descendants shall remain lineal descendants of the deceased parent (and the deceased parent's lineal ancestors);

         (c) if the person (or a lineal descendant of the person) whose issue are referred to is the parent of a child (or is treated as such under applicable law) but never received the child into that parent's home and never openly held out the child as that parent's child (unless doing so was precluded solely by death), then neither the child nor the child's lineal descendants shall be issue of the person.

Child means an issue of the first generation; "per stirpes" means in equal shares among living children of the person whose issue are referred to and the issue (taken collectively) of each deceased child of such person, with such issue taking by right of representation of such deceased child; and "survive" and "surviving" shall mean living after the death of the Participant.

         7.4.8. SPECIAL RULES. Unless the Participant has otherwise specified in the Participant's Beneficiary designation, the following rules shall apply:

         (a) if there is not sufficient evidence that a Beneficiary was living at the time of the death of the Participant, it shall be deemed that the Beneficiary was not living after the death of the Participant.

         (b) The automatic Beneficiaries specified in Section 7.4.5 and the Beneficiaries designated by the Participant shall become fixed at the time of the Participant's death so that, if a Beneficiary survives the Participant but dies before the receipt of all payments due such Beneficiary hereunder, such remaining payments shall be payable to the representative of such Beneficiary's estate.

         (c) If the Participant designates as a Beneficiary the person who is the Participant's spouse on the date of the designation, either by name or by relationship, or both, the dissolution, annulment or other legal termination of the marriage between the Participant and such person shall automatically revoke such designation. (The foregoing shall not prevent the Participant from designating a former spouse as a Beneficiary on a form executed by the Participant and received by the Committee after the date of the legal termination of the marriage between the Participant and such former spouse, and during the Participant's lifetime.)

         (d) Any designation of a nonspouse Beneficiary by name that is accompanied by a description of relationship to the Participant shall be given effect without regard to whether the relationship to the Participant exists either then or at the Participant's death.

         (e) Any designation of a Beneficiary only by statement of relationship to the Participant shall be effective only to designate the person or persons standing in such relationship to the Participant at the Participant's death.

A Beneficiary designation is permanently void if it either is executed or is filed by a Participant who, at the time of such execution or filing, is then a minor under the law of the state of the Participant's legal residence. The Committee (and not the Trustee) shall be the sole judge of the content, interpretation and validity of a purported Beneficiary designation.

7.5.     GENERAL DISTRIBUTION RULES.

         7.5.1. NOTICES. The Committee will issue such notices as may be required under sections 402(f), 411(a)(11), 417(a)(3) and other sections of the Code in connection with distributions from the Plan. No distribution will be made unless it is consistent with such notice requirements. Generally, distributions may not commence as of a date that is more than ninety (90) days or less than thirty (30) days after such notices are given to the Participant. Distributions may commence less than thirty (30) days after the notice required under section 1.411(a)-11(c) of the Income Tax Regulations or the notice required under section 1.402(f)-2T of the Income Tax Regulations is given, provided that:

         (a) The Committee clearly informs the distributee that the distributee has a right to a period of at least thirty (30) days after receiving such notices to consider whether or not to elect distribution (and, if applicable, a particular distribution option); and

         (b) The distributee, after receiving the notice, affirmatively elects a distribution in the manner prescribed by the Committee; and

         (c) The distributee may revoke an affirmative distribution election by notifying the Committee of such revocation prior to the date as of which such distribution is to be made; and

         (d) If the Plan is not an exempt profit sharing plan (as defined in Section 7.1.7), the Distribution Date is at least seven (7) days after the date the distributee received the notice required under section 417(a)(3) of the Code.

         7.5.2. DIRECT ROLLOVER. A distributee who is eligible to elect a direct rollover may elect, at the time and in the manner prescribed by the Committee, to have all or any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover. A distributee who is eligible to elect a direct rollover includes only a Participant, a Beneficiary who is the surviving spouse of a Participant and a Participant's spouse or former spouse who is the Alternate Payee under a qualified domestic relations order, as defined in Appendix C.

         (a) ELIGIBLE ROLLOVER DISTRIBUTION means any distribution of all or any portion of a Total Account to a distributee who is eligible to elect a direct rollover except (i) any distribution that is one of a series of substantially equal installments payable not less frequently than annually over the life expectancy of such distributee or the joint and last survivor life expectancy of such distributee and such distributee's "designated beneficiary," as determined under section 401(a)(9) of the Code and (ii) any distribution that is one of a series of substantially equal installments payable not less frequently than annually over a specified period of ten (10) years or more, and (iii) any distribution to the extent such distribution is required under section 401(a)(9) of the Code, and (iv) any hardship distribution described under section 401(k)(2)(B)(i)(IV) of the Code that is made after December 31, 1999, or such earlier date as permitted under the law and determined by the Committee, and (v) the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

         (b) ELIGIBLE RETIREMENT PLAN means (i) an individual retirement account described in section 408(a) of the Code, or (ii) an individual retirement annuity described in section 408(b) of the Code, or (iii) an annuity plan described in section 403(a) of the Code, or (iv) a qualified trust described in section 401(a) of the Code that accepts the eligible rollover distribution. However, in the case of an eligible rollover distribution to a Beneficiary who is the surviving spouse of a Participant, an eligible retirement plan is only an individual retirement account or individual retirement annuity as described in section 408 of the Code.

         (c) DIRECT ROLLOVER means the payment of an eligible rollover distribution by the Plan to the eligible retirement plan specified by the distributee who is eligible to elect a direct rollover.

         7.5.3. LOST DISTRIBUTEES. If distribution of any Vested Total Account is required to be made without an application pursuant to Section 7.1.1 or
Section 7.3.1 to a distributee who cannot be found after a first class mailing to the distributee's last known address, then such distributee's Vested Total Account shall be forfeited and allocated pursuant to Section 6.2.3 as of the Annual Valuation Date coincident with or immediately following the date as of which distribution was required to be made to the distributee; provided, however, that if the distributee was not fully Vested, such forfeiture and allocation shall be made as of the Annual Valuation Date on which the distributee's non-Vested Total Account is forfeited, if later.

         If a distributee's Vested Total Account is forfeited because the distributee cannot be found, such Vested Total Account shall be restored as of the Annual Valuation Date following the filing of a written application by the distributee. The amount necessary to make the restoration shall first come from forfeitures on the Annual Valuation Date as of which the restoration is to occur as provided in Section 6.2.4. If forfeitures as of that Annual Valuation Date are not adequate for this purpose, the Employer shall make a contribution adequate to make the restoration as of that Annual Valuation Date (in addition to any contributions required to be made under Section 6.2.3 and Section 3). If the distributee files the written application more than five years following the date as of which distribution was required to be made to the distributee, the distributee shall only be entitled to the amount that was forfeited, without adjustment for gains or losses after such forfeiture

         If at Plan termination there is any distributee with a Vested Total Account that cannot be found after a first class mailing to the distributee's last known address, then such distributee's Vested Total Account shall be forfeited pursuant to Section 6.2.3 as if the Plan termination were an Annual Valuation Date.

         7.5.4. COMPLIANCE WITH SECTION 401(A)(9) OF THE CODE. Notwithstanding the foregoing provisions of this Section 7, all distributions under this Plan shall comply with the minimum distribution requirements of section 401(a)(9) of the Code.

         7.5.5. DISTRIBUTION IN CASH. Subject to the requirements of Sections
7.1.6 and 7.3.3 for a Plan that is not an exempt profit sharing plan, distribution of a Participant's Vested Total Account shall be made in cash. If, however, (i) the Vested Total Account to be distributed consists in whole or in part of a life insurance contract acquired pursuant to the Participant's direction under Section 10.11, the Trustee shall cause distribution of that portion of the Vested Total Account to be made in the form of the life insurance contract so acquired, (ii) the Vested Total Account to be distributed consists in whole or in part of a Participant's individually directed Subfund established pursuant to Section 4.1.2, the Trustee shall cause distribution of that portion of the Vested Total Account to be made in the form of the assets held in the individually directed Subfund, or (iii) if the Vested Total Account to be distributed is in whole or in part invested in Employer stock, the Trustee shall cause distribution of that portion of the Vested Total Account to be distributed in the form of Employer stock. If the Adoption Agreement so provides and the distributee so elects, the portion of the Participant's Vested Total Account invested in Employer stock shall be distributed in cash, with the amount of such cash being equal to the sale proceeds of such stock, based upon the number of shares (as opposed to value) of Employer stock in a Participant's account as of the Distribution Date.

         7.5.6. FACILITY OF PAYMENT. In case of the minority, incapacity or legal disability of a Participant, Beneficiary or Alternate Payee entitled to receive any distribution under the Plan, payment shall be made, if the Committee shall be advised of the existence of such condition:

         (a) to the court-appointed guardian or conservator of such Participant, Beneficiary or Alternate Payee,

         (b) if there is no court-appointed guardian or conservator, to the lawfully authorized representative of the Participant, Beneficiary or Alternate Payee (and the Committee, in its sole discretion, shall determine whether a person is a lawfully authorized representative for this purpose), or

         (c) to an institution entrusted with the care or maintenance of the minor, incapacitated or disabled Participant, Beneficiary or Alternate Payee, provided such institution has satisfied the Committee, in its sole discretion, that the payment will be used for the best interest and assist in the care of such Participant, Beneficiary or Alternate Payee, and provided further, that no prior claim for said payment has been made by a person described in
                  (a) or (b) above.

Any payment made in accordance with the foregoing provisions of this section shall constitute a complete discharge of any liability or obligation of the Employer, the Committee, the Trustee and the Fund therefor.

         7.5.7. TEFRA SS. 242(B) TRANSITIONAL RULES. Notwithstanding the other provisions of this Section 7, distributions to or with respect to each individual eligible to make a designation (before January 1, 1984) of a method of distribution pursuant to section 242(b) of the Tax Equity and Fiscal Responsibility Act of 1982 shall be made on and after the first day of the Plan Year beginning in 1984 in accordance with the provisions set forth in the Appendix E to this Plan Statement.

7.6. LOANS. The provisions of this Section shall be subject to the following rules, conditions and limitations:

         7.6.1. AVAILABILITY. Unless the Adoption Agreement precludes it, loans shall be made available to all Participants (without regard to whether they are actively employed by the Employer or an Affiliate) for the purposes outlined in the Adoption Agreement and subject to the limitations and conditions established under this Section on a reasonably equivalent basis and shall not be made available to Highly Compensated Employees in an amount (expressed as a percentage of Vested Total Account) greater than is made available to other employees.

         7.6.2. SPOUSAL CONSENT. Notwithstanding the foregoing, no loan shall be made pursuant to this Section 7.6 if this Plan is not an exempt profit sharing plan (as defined in Section 7.1.7) unless the spouse of the Participant, if any, consents in writing to the loan. To be valid, the consent of such spouse must be in writing, must acknowledge the effect of the loan and the use of the Account as security for the loan and must be witnessed by a notary public. The consent of the spouse must be given within ninety (90) days prior to the date the loan is made and must relate to that specific loan. The consent given by the spouse to whom the Participant was married at the time the loan was made shall be effective with respect that spouse and each subsequent spouse of the Participant. A new consent shall be required if the Account is used for renegotiation, extension, renewal or other revision of the loan.

         7.6.3. ADMINISTRATION. Loan requests shall be granted or denied solely on the basis of this Section and the Adoption Agreement. There shall be no discretion to grant or deny a loan request. Denials shall be processed under the claims procedure rules of the Plan. Loans shall be approved (or denied) by the Committee. The Committee shall be contacted for this purpose at the address shown in the summary plan description. A copy of these rules, loan application forms, specimen promissory notes and any other information that is available concerning loans shall be made available at that address upon request. Loans under this Plan and any other Plan maintained by the Employer and all Affiliates will be considered separate loans. Therefore, separate loan applications and promissory notes will need to be completed for loans from this Plan or any other plan. A loan will be made upon completion of a loan application, the execution of a promissory note and the completing of such other forms and the furnishing of such other information as may be required to comply with this Section. The promissory note will be a negotiable instrument. The Trustee will not, however, sell any note except as needed to raise cash to distribute a required annuity. The Committee may prescribe rules regarding the form of such application, the method of filing such application (including telephonic, electronic or similar methods) and the information required to be furnished in connection with such application.

         7.6.4. LOAN TERMS. The total amount of such loans to any Participant shall not exceed the lesser of:

         (a) Fifty percent (50%) of the Vested amount of that Participant's or Beneficiary's Total Account; or

         (b)      Fifty Thousand Dollars ($50,000);

provided, however, that the Fifty Thousand Dollar ($50,000) limitation shall be reduced by the excess (if any) of: (i) the highest outstanding balance of loans from the Plan (and all other plans of the Employer and all Affiliates) to such Participant during the one-year period ending on the day before the new loan is made, over (ii) the outstanding balance of all loans from the Plan (and all other plans of the Employer and all Affiliates) to such Participant on the day the new loan is made.

         Except for any permitted suspension of payments during a leave of absence, any such loan must be repaid at least monthly in substantially level amounts, including principal and interest, over the term of the loan. Any such loan shall provide that it shall be repaid within a definite period of time to be specified by the borrower in the loan application and the promissory note. That period shall not exceed five (5) years unless such loan is to a Participant and is used to acquire the principal residence of the Participant and then it shall not exceed ten (10) years.

         7.6.5. COLLATERAL. Every loan made under these rules shall be secured by that portion of the Participant's or Beneficiary's Account in the Plan which does not exceed fifty percent (50%) of the sum total of the Participant's Vested Total Account. This dollar amount shall be determined immediately after the origination of the loan (and shall be reduced by the amount of any unpaid principal and interest on any earlier loan which is similarly secured). This security interest shall exist without regard to whether it is or is not referenced in the loan documents. The Plan shall be permitted to realize on this collateral (as hereinafter provided) by any means including (but not limited to) offset. No other collateral shall be permitted or required.

         7.6.6. LOAN RULES. Unless the Committee adopts other loan rules in writing (which shall be considered part of the Plan Statement), the following rules shall apply:

         (a) LOAN AMOUNT. Loans will not be made in a principal amount less than One Thousand Dollars ($1,000) nor in increments of less than One Hundred

                  Dollars ($100). (Even if the Committee adopts other loan rules, a required minimum loan amount cannot exceed One Thousand Dollars ($1,000).)

         (b) INTEREST RATE. The interest rate on any loan shall be equal to the prime rate (the base rate on corporate loans at large United States money center commercial banks) as published for the last business day of the calendar month preceding the calendar month in which the loan is granted by The Wall Street Journal in its Money Rates column or any comparable successor rate so published plus one percent (1%). If the prime rate is published as a range of rates, the highest prime rate in the range shall apply.

         (c) ACCOUNTING FOR LOAN. For the purpose of determining the extent to which a Total Account is entitled to share in income, gains or losses of the Fund under Section 4, the same shall be deemed to be reduced by the unpaid balance of any outstanding loans to the Participant, and the interest payments on such loans shall be credited to the Participant's Total Account. If a loan is made to a person who has assets in more than one Account, such loan shall be deemed to have been made from the Accounts in the following sequence (unless the Committee adopts a different sequence in writing):

                                Transfer Account
                                Rollover Account
                            Employer Matching Account
                          Safe Harbor Matching Account
                         Employer Contributions Account
                         Nondeductible Voluntary Account
                           Retirement Savings Account.

                  Repayments of principal on loans and payments of interest shall be apportioned among the Accounts from which the loan was made in proportion to the amounts by which the Accounts were initially reduced in order to make the loan. If a loan is made from an Account which is invested in more than one Subfund authorized and established under Section 4.1, the amount withdrawn in order to make the loan shall be charged to each Subfund in the same proportions as the Account is invested in each Subfund. All repayments of principal and interest shall be reinvested in the same manner as contributions under the Participant's investment elections in effect at the time the repayment is received.

         (d) PAYMENTS. All Participants who are actively employed by the Employer shall make payment of loans by monthly or more frequently payroll deduction. The making of the loan shall be considered an irrevocable authorization for payroll deduction. To the extent that the available payroll amount is not sufficient to satisfy the payment obligation, the Participant shall make monthly payment by personal check, cashier's check, certified check or money order delivered to the Trustee or to the Committee as agent for the Trustee (at the address shown in the Plan's summary plan description) by the due date for the payment. All payments by Participants who are not actively employed shall be made monthly by personal check, cashier's check, certified check or money order delivered to the Trustee or to the Committee as agent for the Trustee at the address shown in the Plan's summary plan description by the due date for the payment.


         (e) PREPAYMENTS. Prepayment of principal and interest shall be allowed only if the entire remaining balance due on the promissory note is paid in full.

         (f) TERMINATION OF EMPLOYMENT. The entire outstanding principal and unpaid interest shall be due and payable on the date thirty (30) days after the Participant's termination of employment with the Employer and all Affiliates.

         (g) DEATH OF THE PARTICIPANT. The death of the Participant shall terminate the loan. The unpaid principal and interest due and owing on the date of the Participant's death shall be offset against the Participant's Total Account. No payments shall be permitted after the Participant's death. The tax consequences of the offset shall be reported to the Participant or the Participant's estate and not to the Beneficiary.

         (h) EVENT OF DEFAULT. Subject to subsection (i) below, nonpayment on or before the last day of the quarter following the quarter in which the payment is due shall be an event of default. If a payment is not made by payroll deduction, then payment shall be considered made for this purpose only when the personal check, cashier's check, certified check or money order is received in fact by the Trustee or the Committee as agent for the Trustee. Upon the occurrence of an event of default, the Participant's Vested Accounts in the Plan given as security shall be offset by the amount of the then outstanding balance of the loan in default (including, to the extent required under the Code, interest on the amount in default from the time of the default until the time of the offset). In the case of a Participant who has not had an Event of Maturity, however, this offset shall be deferred until an Event of Maturity as to such Participant, but, in the interim, it shall not be possible to cure the default. Such offset shall be automatic. No notice shall be required prior to offset.

         (i) SUSPENSION OF PAYMENTS DURING LEAVE OF ABSENCE. If the Participant is on an authorized leave of absence as determined by the Committee, and the Participant's wages during the leave are less than the amount of the loan payment, then loan payments may be suspended upon the written request of the Participant to the Committee for a period of up to one (1) year; provided, however, that the Participant's death even while payments are suspended shall nevertheless terminate the loan as provided in subsection (g). Upon the Participant's return to active employment with the Employer or an Affiliate, the Participant shall resume making payments on the loan by monthly or more frequent payroll deduction. The Trustee shall reamortize the amount of each periodic payment, so that the unpaid balance of the Participant's loan will continue to be paid in equal periodic installments each payroll period in amounts sufficient to retire the entire loan indebtedness (principal and interest) by the original maturity date of the loan. Any such reamortization shall not be considered a new loan or rewriting or extension of the existing loan.

         (j) FEES AND CHARGES. The loan shall be subject to any origination and periodic maintenance fees charged by the Trustee and approved by the Committee. No loan application shall be approved unless it is accompanied by any required origination fee.

         7.6.7. TAX REPORTING. To the extent required by section 72(p) of the Code, the Trustee shall report, from time to time, distributions of income in connection with loans made under this Plan. The operation of those tax rules is entirely independent of the rules of the Plan.

         7.6.8. TRUTH-IN-LENDING. This Plan shall make all disclosures required under federal truth-in-lending regulations (Regulation Z issued by the Board of Governors of the Federal Reserve System).

         7.6.9. EFFECT OF PARTICIPANT BANKRUPTCY. To the extent required by bankruptcy laws, loans shall be subject to stay, discharge, reinstatement and other matters.

         7.6.10. ERISA COMPLIANCE -- LOANS AVAILABLE TO PARTIES IN INTEREST. Notwithstanding Section 7.6.1, loans shall be made available to Participants and Beneficiaries who are parties in interest as defined in section 3(14) of ERISA. An Alternate Payee shall be considered a Beneficiary for this purpose only after the domestic relations order has been finally determined to be a qualified domestic relations order as defined in Appendix C to the Plan Statement.

                                   SECTION 8

                             SPENDTHRIFT PROVISIONS


No Participant or Beneficiary shall have any transmissible interest in any Account nor shall any Participant or Beneficiary have any power to anticipate, alienate, dispose of, pledge or encumber the same while in the possession or control of the Trustee, nor shall any Account be subject to attachment, garnishment, execution following judgment or other legal process while in the possession or control of the Trustee, nor shall the Trustee, the Employer or the Committee recognize any assignment thereof, either in whole or in part.

The power to designate Beneficiaries to receive the Vested Total Account of a Participant in the event of death shall not permit or be construed to permit such power or right to be exercised by the Participant so as thereby to anticipate, pledge, mortgage or encumber the Participant's Account or any part thereof, and any attempt of a Participant so to exercise said power in violation of this provision shall be of no force and effect and shall be disregarded by the Trustee, the Committee and the Employer.

This Section shall not prevent the Trustee, the Committee or the Employer from exercising, in their discretion, any of the applicable powers and options granted to them upon the occurrence of an Event of Maturity, as such powers may be conferred upon them by any applicable provision hereof, nor prevent the Plan from offsetting a Participant's Vested Total Account by the amount of the then outstanding balance of the loan in default. This Section shall not prevent the Employer, the Committee or the Trustee from observing the terms of a qualified domestic relations order as provided in Appendix C to this Plan Statement.

                                    SECTION 9

                            AMENDMENT AND TERMINATION

9.1.     AMENDMENT.

         9.1.1. AMENDMENT BY EMPLOYER. The Principal Employer reserves the right to amend the designations and elections made by it under the Adoption Agreement from time to time by making and delivering a new Adoption Agreement to the Trustee, to add overriding language in the Adoption Agreement when such language is necessary to satisfy the requirements of section 415 of the Code or to avoid duplication of minimum benefits under section 416 of the Code because of the required aggregation of multiple plans, which amendment shall become effective only if expressly accepted in writing by the Trustee, and to add certain model amendments published by the Internal Revenue Service, which specifically provide that their adoption will not cause the plan to be treated as individually designed. The Principal Employer that amends the Plan for any other reason (unless the amendment is approved by the Internal Revenue Service) will no longer participate in the Prototype Documents and will be considered to have an individually designed plan. The Principal Employer further reserves the right to amend its plan in its entirety by the adoption of another master, prototype or individually designed successor retirement plan document in place of this Plan Statement, and by entering into such agreement with the Trustee or with a successor trustee, or other successor funding medium selected by the Principal Employer, as may be required for the purpose of carrying such successor retirement plan document into effect. The Principal Employer may not amend the Prototype Documents (as distinguished from amending its elections in the Adoption Agreement). If the Principal Employer should take action to:

         (a) amend this Plan Statement by the adoption of another document in lieu of this Plan Statement, or

         (b)      attempt to amend the Prototype Documents, or

         (c) attempt to complete the Adoption Agreement in a manner not permitted by the Adoption Agreement, or

         (d) affirmatively refuse to consent to an amendment effected by the Prototype Sponsor under Section 9.1.2,

such action shall not be considered a termination of the Plan adopted or continued under this Plan Statement. Rather, upon the occurrence of such action, the Principal Employer and any adopting Employer shall no longer be considered to be maintaining a Plan under the Prototype Documents but under an individually designed document. If the Plan provides for investment in Employer securities, the Committee may adopt rules to facilitate compliance with the rules and requirements of the Securities and Exchange Commission, including Section 16 of the Securities Exchange Act of 1934, as amended, which rules may limit rights under the Plan for certain Participants.

         9.1.2. AMENDMENT BY PROTOTYPE SPONSOR. The Principal Employer has delegated to the Prototype Sponsor the right to amend this Plan Statement (either as to its form or the elections specified in the Adoption Agreement). Although it is intended that this power of amendment will be used principally to assure compliance with applicable provisions of ERISA and the Code as they may be now or hereafter amended, this power of amendment may be exercised for any purpose deemed appropriate by the Prototype Sponsor. Any such amendment shall be effective only upon notice in writing to the Principal Employer. The Principal Employer shall be deemed to have consented to such amendment unless prior to the expiration of thirty (30) days after notice is sent to the Principal Employer, the Principal Employer exercises its reserved power of amendment by adopting a successor retirement plan and funding medium, as provided in Section 9.1.

         9.1.3. LIMITATION ON AMENDMENTS. No amendment shall be effective to reduce or divest the Account of any Participant, unless the same shall have been adopted with the consent of the Secretary of Labor pursuant to the provisions of ERISA, or in order to comply with the provisions of the Code and the regulations and rulings thereunder affecting the tax-qualified status of the Prototype Documents. No amendment shall eliminate an optional form of distribution with respect to benefits attributable to service before the amendment was adopted, unless such amendment is adopted pursuant to regulations issued by the Secretary of the Treasury. The preceding sentence shall not apply to a plan amendment that eliminates or restricts the ability of a Participant to receive payment of his or her account balance under a particular optional form of benefit if the amendment satisfies the conditions in (a) and (b) below:

         (a) The amendment provides a single-sum distribution form that is otherwise identical to the optional form of benefit eliminated or restricted. For purposes of this condition (a), a single-sum distribution form is otherwise identical only if it is identical in all respects to the eliminated or restricted optional form of benefit (or would be identical except that it provides greater rights to the Participant) except with respect to the timing of payments after commencement.

         (b) The amendment is not effective unless the amendment provides that the amendment shall not apply to any distribution with an annuity starting date earlier than the earlier of: (i) the 90th day after the date the Participant receiving the distribution has been furnished a summary that reflects the amendment and that satisfies the ERISA requirements at 29 C.F.R. ss. 2520.104b-3 relating to a summary of material modifications or (ii) the first day of the second Plan Year following the Plan Year in which the amendment is adopted.

         9.1.4. RESIGNATION OF PROTOTYPE SPONSOR. By giving the Principal Employer thirty (30) days' written notice of its intention to do so, the Prototype Sponsor may withdraw its consent to the Principal Employer's use of the Prototype Documents. Upon the occurrence of such action, the Principal Employer shall no longer be considered to be maintaining a Plan under these Prototype

Documents but rather under an individually designed document. Notwithstanding the foregoing, the Prototype Sponsor and the Principal Employer and any adopting Employer may terminate any lawyer-client relationship between them (as opposed to use of the Prototype Document) at any time.

9.2. DISCONTINUANCE OF CONTRIBUTIONS AND TERMINATION OF PLAN. The Principal Employer also reserves the right to reduce, suspend or discontinue its contributions to this Plan and to terminate the Plan herein embodied in its entirety. Notwithstanding anything in this Plan Statement to the contrary, if the Principal Employer applies to the Internal Revenue Service for a ruling that the termination of the Plan does not adversely affect its qualified status, then all distributions (other than installment payments which commenced prior to the date the Plan was terminated and required distributions under Sections 7.1.1(b) and 7.3.1(b)) and the making of new loans shall be suspended upon termination of the Plan pending the receipt of a favorable determination.

Notwithstanding Section 7, upon termination of the Plan, distribution of each Participant's Vested Total Account shall be payable in a lump sum without the Participant's consent, subject to the following:

         (a) If the Plan is not an exempt profit sharing plan (as defined in Section 7.1.7), then such distribution shall be made (i) by purchase of a QJ&SA contract (as defined in Section 7.1.6(d)) if the Participant is married on the distribution date (unless the Participant and spouse consent to a lump sum distribution), or (ii) by purchase of a Life Annuity contract (as defined in Section 7.1.6(e)) if the Participant is not married on the distribution date (unless the Participant consents to a lump sum distribution).

         (b) If the Plan is an exempt profit sharing plan (as defined in Section 7.1.7), and if the Employer or any member of a controlled group including the Employer under sections 414(b) or 414(c) of the Code maintains a defined contribution plan qualified under section 401(a) of the Code (other than an employee stock ownership plan defined in section 4975(e)(7) of the Code), then, subject to Section 9.3, each Participant's Vested Total Account shall be transferred to such plan (unless the Participant consents to a lump sum distribution).

9.3.     MERGER OR SPINOFF OF PLANS.

         9.3.1. IN GENERAL. The Principal Employer may cause all or a part of this Plan to be merged with all or a part of any other plan and may cause all or a part of the assets and liabilities to be transferred from this Plan to another plan. In the case of merger or consolidation of this Plan with, or transfer of assets and liabilities of this Plan to, any other plan, each Participant shall (if such other plan were then terminated) receive a benefit immediately after the merger, consolidation or transfer which is not less than the benefit the Participant would have been entitled to receive immediately before the merger, consolidation or transfer (if this Plan had then terminated). If the Principal Employer agrees to a transfer of assets and liabilities to or from another plan, the agreement under which such transfer is concluded shall specify the Accounts to which the transferred amounts are to be credited.

         9.3.2. LIMITATIONS. In no event shall assets be transferred from any other plan to this Plan unless this Plan complies (or has been amended to comply) with the optional form of benefit requirements of section 411(d)(6)(B)(ii) of the Code or, where applicable, the distribution rules of section 401(k) of the Code and any other in-service distribution restrictions applicable to such transferred assets. In no event shall assets be transferred from this Plan to any other plan unless such other plan complies (or has been amended to comply) with the optional form of benefit requirements of section 411(d)(6)(B)(ii) of the Code and any in-service distribution restrictions applicable to such transferred assets.

         9.3.3. BENEFICIARY DESIGNATIONS. If assets and liabilities are transferred from another plan to this Plan, Beneficiary designations made under that plan shall become void on the date as of which such transfer is made and the Beneficiary designation rules of this Plan Statement shall apply beginning on that date.

9.4.     ADOPTION BY OTHER CONTROL GROUP EMPLOYERS.

         9.4.1. ADOPTION WITH CONSENT. The Employer executing the Adoption Agreement (the "Principal Employer") may consent to the adoption of this Plan by any business entity that is aggregated with the Principal Employer under section 414(b), (c), (o) or (m) of the Code (subject to such conditions as the Principal Employer may impose).

         9.4.2. PROCEDURE FOR ADOPTION. Any such adopting business entity shall initiate its adoption of this Plan by delivery of a certified copy of the action of its directors (if a corporation), general partner (if a partnership) or proprietor (if a sole proprietorship), adopting this Plan Statement to the Principal Employer. Upon the consent by the Principal Employer of the adoption by the adopting business entity, and the delivery to the Trustee of written evidence of the Principal Employer's consent, the adoption of this Plan by the adopting business entity shall be effective as of the date specified by the Principal Employer.

         9.4.3. EFFECT OF ADOPTION. Upon the adoption of this Plan by an adopting business entity as heretofore provided, the adopting business entity shall be an Employer hereunder in all respects. Each adopting business entity, as a condition of continued participation in this Plan, delegates to the Principal Employer the sole power and authority:

         (a) to determine any Employer contributions to the Plan which contributions must be the same for each Employer,

         (b) to terminate the Plan (except that each adopting business entity shall have the power to terminate this Plan as applied to it); to amend the Adoption Agreement (except that each adopting business entity shall have the power to amend the Adoption Agreement as applied to it by establishing a successor plan to which assets and liabilities may be transferred as provided in Section 9.3),

         (c) to appoint, remove and accept the resignation of a Trustee; to appoint or remove the Committee; to appoint or remove an Investment Manager; to act as the plan administrator,

         (d) to direct the Trustee to return an Employer contribution if the Plan does not initially qualify within one year, or was made by mistake or which is not deductible,

         (e) to consent to the adoption of this Plan by affiliated Employers; to establish conditions and limitations upon such adoption of this Plan by affiliated Employers; to designate any business as an Affiliate, and

         (f) to cause this Plan to be merged with another plan and to transfer assets and liabilities between this Plan and another.

Each reference herein to the Employer shall include the Principal Employer and all adopting business entities unless the context clearly requires otherwise. Employment with the Principal Employer and all adopting business entities shall be credited with each other and all Affiliates of any of them for the purposes of determining Eligibility Service, Vesting Service, One-Year Breaks in Service and the minimum annual service requirement for allocation of contributions and forfeited Suspense Accounts. Contributions of the Principal Employer and each adopting business entity shall be allocated only among those persons who were their employees during the Plan Year with respect to which the contribution is made.

                                   SECTION 10

                             CONCERNING THE TRUSTEE

10.1.    DEALINGS WITH TRUSTEE.

         10.1.1. NO DUTY TO INQUIRE. No person, firm or corporation dealing with the Trustee shall be required to take cognizance of the provisions of this Plan Statement or be required to make inquiry as to the authority of the Trustee to do any act which the Trustee shall do hereunder. No person, firm or corporation dealing with the Trustee shall be required to see either to the administration of the Plan or Fund or to the faithful performance by the Trustee of its duties hereunder (except to the extent otherwise provided by ERISA). Any such person, firm or corporation shall be entitled to assume conclusively that the Trustee is properly authorized to do any act which it shall do hereunder. Any such person, firm or corporation shall be under no liability to anyone whomsoever for any act done hereunder pursuant to the written direction of the Trustee.

         10.1.2. ASSUMED AUTHORITY. Any such person, firm or corporation may conclusively assume that the Trustee has full power and authority to receive and receipt for any money or property becoming due and payable to the Trustee. No such person shall be bound to inquire as to the disposition or application of any money or property paid to the Trustee or paid in accordance with the written directions of the Trustee.

10.2. COMPENSATION OF TRUSTEE. If a corporate Trustee shall be acting hereunder, the corporate Trustee shall be entitled to receive compensation for its services as Trustee hereunder as may be agreed upon from time to time by the Principal Employer and the Trustee. Any individual Trustee who already receives full-time pay from the Employer shall receive no compensation for services hereunder. Other individual Trustees shall likewise serve without compensation unless they shall otherwise specifically agree with the Principal Employer to the contrary. In any event, however, the Trustee (whether corporate or individual Trustees be acting) shall be entitled to receive reimbursement for reasonable expenses, fees, costs and other charges incurred by it or payable by it on account of the administration of the Plan and the Fund to the extent approved by the Principal Employer. Such items of expense and compensation shall be payable out of the Fund in a fair and equitable manner as determined by the Trustee, except to the extent that the Employer, in its discretion, directly pays the Trustee.

10.3.    RESIGNATION AND REMOVAL OF TRUSTEE.

         10.3.1. RESIGNATION, REMOVAL AND APPOINTMENT. The Trustee (or in the event two or more co-trustees are acting, any such co-trustee) may resign by giving the Principal Employer thirty (30) days' written notice of its intention so to do. The Principal Employer may agree in writing to a lesser period of notice. The notice period shall begin on the date such notice is mailed. The Principal Employer may remove any Trustee or successor Trustee hereunder by giving such Trustee (or any co-trustee) thirty (30) days' written notice of removal by certified mail. The Principal

Employer shall have the power to appoint one or more individual or corporate Trustees, or both, as additional or successor Trustees. Such appointments shall not be effective until a written acceptance of trusteeship is filed with the then acting Trustee.

         10.3.2. AUTOMATIC REMOVAL. If any individual who is a Trustee is a director, officer or employee when appointed as a Trustee, then such individual shall be automatically removed as a Trustee at the earliest time such individual ceases to be a director, officer or employee. This removal shall occur automatically and without any requirement for action by the Principal Employer or any notice to the individual so removed.

         10.3.3. SURVIVING TRUSTEES. When any person or corporation appointed, qualified and serving as a Trustee hereunder shall cease to be a Trustee of the Fund, the remaining Trustee or Trustees then serving hereunder, or the successor Trustee or Trustees appointed hereunder, as the case may be, shall thereupon be and become vested with full title and right to possession of all assets and records of the Plan and Fund in the possession or control of such prior Trustee, and the prior Trustee shall forthwith account for and deliver the same to such remaining or successor Trustee or Trustees.

         10.3.4. SUCCESSOR ORGANIZATIONS. By designating a corporate Trustee, original or successor, hereunder, there is included in such designation and as a part thereof any other corporation possessing trust powers and authorized by law to accept the Plan and Fund into which or with which the designated corporate Trustee, original or successor, shall be converted, consolidated or merged, and the corporation into which or with which any corporate Trustee hereunder shall be so converted, consolidated or merged shall continue to be the corporate Trustee of the Plan and Fund.

         10.3.5. CO-TRUSTEE RESPONSIBILITY. No Trustee shall be or become liable for any act or omission of a co-trustee serving hereunder with the Participant or it (except to the extent that liability is imposed under ERISA) or of a prior Trustee hereunder, it being the purpose and intent that each Trustee shall be liable only for the Participant's or its own acts or omissions during the Participant's or its term of service as Trustee hereunder.

         10.3.6. ALLOCATION OF RESPONSIBILITY. If there shall at any time be two
(2) or more co-trustees serving hereunder, such Trustees, in addition to all other powers and authorities vested in them by law or conferred upon them by any provision of this Plan Statement, shall have power to allocate and reallocate from time to time to any one or more of their number specific responsibilities, obligations or duties and may delegate and redelegate from time to time to any one or more of their number the exercise of any right, power or discretion vested in the Trustees by law or conferred upon them by any provision of this Plan Statement, and any person, firm or corporation dealing with the co-trustees with respect to the Plan or the Fund may assume conclusively that any action taken or instrument executed by any one of such co-trustees is the action of all the co-trustees serving hereunder, and that authority for the doing of such act or the execution of such instrument has been conferred upon and delegated to the Trustee doing such act or executing such instrument. If any responsibility, obligation, duty, right, power or discretion vested in the Trustee is allocated or delegated to one or more co-trustees, the remaining co-trustees shall not be or become liable for an act or omission by the co-trustees to whom a right, power or discretion was delegated while such co-trustees were acting pursuant to such delegation.

         10.3.7. MAJORITY DECISIONS. If there shall at any time be three (3) or more co-trustees serving hereunder who are qualified to perform a particular act, the same may be performed, on behalf of all, by a majority of those qualified, with or without the concurrence of the minority. No person who failed to join or concur in such act shall be held liable for the consequences thereof, except to the extent that liability is imposed under ERISA.

10.4.    ACCOUNTINGS BY TRUSTEE.

         10.4.1. PERIODIC REPORTS. The Trustee shall render to the Employer and to the Committee an account and report as soon as practicable after the Annual Valuation Date in each year (and as soon as may be practicable after each other Valuation Date) showing all transactions affecting the administration of the Plan and the Fund, including, but not necessarily limited to, such information concerning the Plan and the Fund and the administration thereof by the Trustee as shall be requested in writing by the Employer.

         10.4.2. SPECIAL REPORTS. The Trustee shall also render such further reports from time to time as may be requested by the Employer and shall submit its final report and account to the Employer when it shall cease to be Trustee hereunder, whether by resignation or other cause.

10.5. TRUSTEE'S POWER TO PROTECT ITSELF ON ACCOUNT OF TAXES. The Trustee, as a condition to the making of distribution of a Participant's Vested Total Account during the Participant's lifetime, may require the Participant, or in the event of the Participant's death may require the person or persons entitled to receive the Participant's Vested Total Account in such event, to furnish the Trustee with proof of payment of all income, inheritance, estate, transfer, legacy and/or succession taxes and all other taxes of any different type or kind that may be imposed under or by virtue of any state or federal statute or law upon the payment, transfer, descent or distribution of such Vested Total Account and for the payment of which the Trustee may, in its judgment, be directly or indirectly liable. In lieu of the foregoing, the Trustee may deduct, withhold and transmit to the proper taxing authorities any such tax which it may be permitted or required to deduct and withhold and the Vested Total Account to be distributed in such case shall be correspondingly reduced.

10.6. OTHER TRUST POWERS. Except to the extent that the Trustee is subject to the authorized and properly given investment directions of a Participant, Beneficiary, Alternate Payee, Investment Manager or the Committee (and in extension, but not in limitation, of the rights, powers and discretions conferred upon the Trustee herein), the Trustee shall have and may exercise from time to time in the administration of the Plan and the Fund, for the purpose of distribution after the termination thereof, and for the purpose of distribution of Vested Total Accounts, without order or license of any court, any one or more or all of the following rights, powers and discretions:

         (a) To invest and reinvest any investment Subfunds established pursuant to Section 4.1 in accordance with the investment characteristics and objectives determined therefor and to invest and reinvest the assets of the Fund in any securities or properties in which an individual could invest his own funds and which it deems for the best interest of the Fund, without limitation by any statute, rule of law or regulation of any governmental body prescribing or limiting the investment of trust assets by corporate or individual trustees, in or to certain kinds, types or classes of investments or prescribing or limiting the portion of the Fund which may be invested in any one property or kind, type or class of investment. Specifically and without limiting the generality of the foregoing, the Trustee may invest and reinvest principal and accumulated income of the Fund in any real or personal property; preferred or common stocks of any kind or class of any corporation, including but not limited to investment and small business investment companies of all types; voting trust certificates; interests in investment trusts; interests in any limited or general partnership or other business enterprise, however organized and for whatever purpose; group or individual annuity contracts (which may involve investment in the issuer's general account or any of its separate accounts); interests in common or collective trusts, variable interest notes or any other type of collective fund maintained by a bank or similar institution (whether or not the Trustee hereunder); shares of any regulated investment company (mutual fund) provided, however, if the Trustee or any of its affiliates acts as investment advisor or other service provider for such mutual fund, then the Employer (or other fiduciary independent of the Trustee) must first acknowledge that it has received the current prospectus for the mutual fund and a detailed written disclosure of the investment advisory and other fees charged or to be paid by the Plan or the mutual fund and the Employer (or such other fiduciary) must approve the investment advisory fee and other fees paid by the Plan directly or through the mutual fund and the investment of Plan assets in the mutual funds; any interest-bearing certificates, accounts or similar interest-bearing instruments in a bank or similar financial institution, including the Trustee or an affiliate of the Trustee, provided such certificates, accounts or instruments bear a reasonable rate of interest; bonds, notes and debentures, secured or unsecured; mortgages, leases or other interests in real or personal property; interests in mineral, gas, oil or timber properties or other wasting assets; options; commodity or financial futures contracts; foreign currency; insurance contracts on the life of any "keyman" or shareholder of the Employer; or conditional sales contracts. Prior to maturity and distribution of the Vested Total Accounts of Participants, the Trustee shall commingle the Accounts of Participants and former Participants in each investment Subfund and invest, reinvest, control and manage each of the same as a common trust fund.

         (b) To sell, exchange or otherwise dispose of any asset of whatsoever character at any time held by the Trustee in trust hereunder.

         (c) To segregate any part or portion of the Fund for the purpose of administration or distribution thereof and, in its sole discretion, to hold the Fund uninvested whenever and for so long as, in the Trustee's discretion, the same is likely to be required for the payment in cash of Accounts normally expected to mature in the near future, or whenever, and for as long as, market conditions are uncertain, or for any other reason which, in the Trustee's discretion, requires such action or makes such action advisable.

         (d) In connection with the Trustee's power to hold uninvested reasonable amounts of cash whenever it is deemed advisable to do so, to deposit the same, with or without interest, in the commercial or savings departments of any corporate Trustee serving hereunder or of any other bank, trust company or other financial institution.

         (e) To register any investment held in the Fund in the name of the Trustee, without trust designation, or in the name of a nominee or nominees, and to hold any investment in bearer form, but the records of the Trustee shall at all times show that all such investments are part of the Fund, and the Trustee shall be as responsible for any act or default of any such nominee as for its own.

         (f) To retain and employ such attorneys, agents and servants as may be necessary or desirable, in the opinion of the Trustee, in the administration of the Fund, and to pay them such reasonable compensation for their services as may be agreed upon as an expense of administration of the Fund, including power to employ and retain counsel upon any matter of doubt as to the meaning of or interpretation to be placed upon this Plan Statement or any provisions thereof with reference to any question arising in the administration of the Fund or pertaining to the rights and liabilities of the Trustee hereunder or to the rights and claims of Participants, Beneficiaries and Alternate Payees. The Trustee, in any such event, may act in reliance upon the advice, opinions, records, statements and computations of any attorneys and agents and on the records, statements and computations of any servants so selected by it in good faith and shall be released and exonerated of and from all liability to anyone in so doing (except to the extent that liability is imposed under ERISA).

         (g) To institute, prosecute and maintain, or to defend, any proceeding at law or in equity concerning the Plan or Fund or the assets thereof or any claims thereto, or the interests of Participants, Beneficiaries and Alternate Payees hereunder at the sole cost and expense of the Fund or at the sole cost and expense of the Total Account of the Participant that may be concerned therein or that may be affected thereby as, in the Trustee's opinion, shall be fair and equitable in each case, and to compromise, settle and adjust all claims and liabilities asserted by or against the Plan or Fund or asserted by or against the Trustee, on such terms as the Trustee, in each such case, shall deem reasonable and proper. The Trustee shall be under no duty or obligation to institute, prosecute, maintain or defend any suit, action or other legal proceeding unless it shall be indemnified to its satisfaction against all expenses and liabilities which it may sustain or anticipate by reason thereof.

         (h) To institute, participate and join in any plan of reorganization, readjustment, merger or consolidation with respect to the issuer of any securities held by the Trustee hereunder, and to use any other means of protecting and dealing with any of the assets of the Fund which it believes reasonably necessary or proper and, in general, to exercise each and every other power or right with respect to each asset or investment held by it hereunder as individuals generally have and enjoy with respect to their own assets and investment, including power to vote upon any securities or other assets having voting power which it may hold from time to time, and to give proxies with respect thereto, with or without power of substitution or revocation, and to deposit assets or investments with any protective Committee, or with trustees or depositories designated by any such Committee or by any such trustees or any court. Unless otherwise agreed to by the Trustee and the Committee, the right to vote with respect to shares of mutual funds shall be passed through to the Committee. Notwithstanding the foregoing, an Investment Manager shall have any or all of such powers and rights with respect to Plan assets for which it has investment responsibility but only if (and only to the extent that) such powers and rights are expressly given to such Investment Manager in a written agreement signed by it and acknowledged in writing by the Trustee. In all other cases, such powers and rights shall be exercised solely by the Trustee. Furthermore, neither the Trustee, the Committee nor the Investment Manager, as the case may be, shall vote or take similar actions with respect to any security in which it may have an interest, direct or indirect. In such case, the Trustee, Investment Manager or the Committee shall notify the Principal Employer and the Principal Employer shall direct the Trustee, the Investment Manager or the Committee with respect to such voting or similar action.

         (i) In any matter of doubt affecting the meaning, purpose or intent of any provision of this Plan Statement which directly affects its duties, to determine such meaning, purpose or intent; and the determination of the Trustee in any such respect shall be binding and conclusive upon all persons interested or who may become interested in the Plan or the Fund.

         (j) To require, as a condition to distribution of any Vested Total Account, proof of identity or of authority of the person entitled to receive the same, including power to require reasonable indemnification on that account as a condition precedent to its obligation to make distribution hereunder.

         (k) To collect, receive, receipt and give quittance for all payments that may be or become due and payable on account of any asset in trust hereunder which has not, by act of the Trustee taken pursuant thereto, been made payable to others; and payment thereof by the company issuing the same, or by the party obligated thereon, as the case may be, when made to the Trustee hereunder or to any person or persons designated by the Trustee, shall acquit, release and discharge such company or obligated party from any and all liability on account thereof.

         (l) To determine from time to time, as required for the purpose of distribution or for the purpose of allocating trust income or for any other purpose of the Plan, the then value of the Fund and the Accounts in the Fund, the Trustee, in each such case, using and employing for that purpose the fair market value of each of the assets constituting the Fund. Each such determination so made by the Trustee in good faith shall be binding and conclusive upon all persons interested or becoming interested in the Plan or the Fund.

         (m) To receive and retain contributions made in a form other than cash in the form in which the same are received until such time as the Trustee, in its sole discretion, deems it advisable to sell or otherwise dispose of such assets.

         (n) To commingle, for investment purposes, the assets of the Fund with the assets of any other qualified retirement plan trust fund of the Employer, provided that the records of the Trustee shall reflect the relative interests of the separate trusts in such commingled fund.

         (o) To grant an option or options for the sale or other disposition of a trust asset, including the issuance of options for purchase of common stock held by the Trust in return for the receipt of a premium from the optionee (it being expressly intended that said options may be in such form and terms as to permit their being freely traded on an option exchange) and including the repurchase of any such option granted, or in lieu thereof, the repurchase of an option identical in terms to the one issued.

         (p) To have and to exercise such other and additional powers as may be advisable or proper in its opinion for the effective and economical administration of the Fund.

         (q) If so provided in the Adoption Agreement, one (1) or more declarations of trust executed by the Trustee (or by banks or trust companies affiliated in ownership with the Trustee) shall be incorporated by reference into this Agreement and not withstanding any other provision of the Agreement to the contrary, the Trustee may cause all or any part of the Fund, without limitation as to amount, to be commingled with the money of trusts created by others by causing such money to be invested as a part of any or all of the funds created by said declarations of trust and the Fund so added to any of said funds shall be subject to all of the provisions of said declarations of trust as the same may be amended from time to time.

10.7.    INVESTMENT MANAGERS.

         10.7.1. APPOINTMENT AND QUALIFICATIONS. The Principal Employer shall have the power to appoint from time to time one or more Investment Managers to direct the Trustee in the investment of, or to assume complete investment responsibility over, all or any portion of the Fund. An Investment Manager may be any person or firm (a) which is either (1) registered as an investment adviser under the Investment Advisers Act of 1940, (2) a bank, or (3) an insurance company which is qualified to perform the services of an Investment Manager under the laws of more than one state; and (b) which acknowledges in writing that it is a fiduciary with respect to the Plan because it has been appointed as an Investment Manager with respect to the Plan. The conditions prescribed in the preceding sentence shall apply to the issuer of any group annuity contract hereunder only if, and to the extent that, such issuer would otherwise be considered a "fiduciary" with respect to the Plan, within the meaning of ERISA.

         10.7.2. REMOVAL. The Principal Employer may remove any such Investment Manager and shall have the power to appoint a successor or successors from time to time in succession to any Investment Manager who shall be removed, shall resign or shall otherwise cease to serve hereunder. The Principal Employer shall furnish the Trustee with such written evidence as the Trustee may require of the appointment, removal and scope of the authority of the Investment Manager.

         10.7.3. RELATION TO OTHER FIDUCIARIES. The Trustee shall comply with all investment directions given to the Trustee with respect to the designated portion of the Fund, and the Trustee shall be released and exonerated of and from all liability for or on account of any action taken or not taken by it pursuant to the directions of such Investment Manager, except to the extent that liability is imposed under ERISA. Neither the Employer, nor any officer, director or employee thereof, nor any member of the Committee shall be liable for the acts or omissions of the Trustee or of any Investment Manager appointed hereunder. The fees and expenses of any Investment Manager, as agreed upon from time to time between the Investment Manager and the Employer, shall be charged to and paid from the Fund in a fair and equitable manner, except to the extent that the Employer, in its discretion, may pay such directly to the Investment Manager.

10.8. FIDUCIARY PRINCIPLES. The Trustee and each other fiduciary hereunder, in the exercise of each and every power or discretion vested in them by the provisions of this Plan Statement shall (subject to the provisions of ERISA) discharge their duties with respect to the Plan solely in the interest of the Participants and Beneficiaries and:

         (a)      for the exclusive purpose of:

                  (i) providing benefits to Participants and Beneficiaries, and

                  (ii) defraying reasonable expenses of administering the Plan,

         (b) with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims,

         (c) by diversifying the investments of the Plan so as to minimize the risk of large losses, unless under the circumstances it is clearly prudent not to do so, and

         (d) in accordance with the documents and instruments governing the Plan, insofar as they are consistent with the provisions of ERISA.

Notwithstanding anything in this Plan Statement to the contrary, any provision hereof which purports to relieve a fiduciary from responsibility or liability for any responsibility, obligation or duty under Part 4 of Subtitle B of Title I of ERISA shall, to the extent the same is inconsistent with said Part 4, be deemed void.

10.9. PROHIBITED TRANSACTIONS. Except as may be permitted by law, no Trustee or other fiduciary hereunder shall permit the Plan to engage, directly or indirectly, in any of the following transactions with a person who is a "disqualified person" (as defined in section 4975 of the Code) or a "party in interest" (as defined in section 3(14) of ERISA):

         (a) sale, exchange or leasing of any property between the Plan and such person,

         (b) lending of money or other extension of credit between the Plan and such person,

         (c) furnishing of goods, services or facilities between the Plan and such person,

         (d) transfer to, or use by or for the benefit of, such person of the income or assets of the Plan,

         (e) act by such person who is a fiduciary hereunder whereby the Participant deals with the income or assets of the Plan in the Participant's own interest or for the Participant's own account, or

         (f) receipt of any consideration for the Participant's own personal account by such person who is a fiduciary from any party dealing with the Plan in connection with a transaction involving the income or assets of the Plan.

10.10. INDEMNITY. Each individual (as distinguished from corporate) trustee of the Plan or director, officer or employee of the Employer shall, except as prohibited by law, be indemnified and held harmless by the Employer from any and all liabilities, costs and expenses (including legal fees), to the extent not covered by liability insurance, arising out of any action taken by such individual with respect to the Plan, whether imposed under ERISA or otherwise. No such indemnification, however, shall be required or provided if such liability arises (i) from the individual's claim for his own benefit, or (ii) from the proven gross negligence or the bad faith of the individual, or (iii) from the criminal misconduct of such individual. This indemnification shall continue as to an individual who has ceased to be a trustee of the Plan or director, officer or employee of the Employer and shall inure to the benefit of the heirs, executors and administrators of such an individual.

10.11. INVESTMENT IN INSURANCE. If the Employer shall so designate in the Adoption Agreement, a Participant may, with the consent of the Committee and subject to such conditions as the Committee may impose, elect to have a portion of the Participant's Vested Total Account (excluding any Deductible Voluntary Account) invested in life insurance contracts issued by any insurance company licensed to do business in the State where the Trustee has its principal place of business (any such insurance contract held for a Participant hereunder being herein referred to as a "contract").

         10.11.1. LIMITATION ON PAYMENT OF PREMIUMS. The aggregate premiums paid on contracts for the Participant from the Participant's Retirement Savings Account, Employer Matching Account, Employer Contributions Account and Safe Harbor Matching Account must at all times be less than fifty percent (50%), in the case of ordinary life insurance (ordinary life insurance contracts are contracts with both nondecreasing death benefits and nonincreasing premiums) or other higher premium type of permanent life insurance, or twenty-five percent (25%), in the case of term or universal life insurance or all other life insurance contracts which are not considered ordinary life, of the Employer contributions allocated to a Participant's Retirement Savings Account, Employer Matching Account, Employer Contributions Account and Safe Harbor Matching Account; provided further, that the aggregate premiums paid on term, universal life insurance contracts or all other life insurance contracts which are not considered ordinary life, together with one-half (1/2) of the aggregate premiums paid on ordinary life insurance or other higher premium type of permanent life insurance must at all times be less than twenty-five percent (25%) of the aggregate of Employer contributions allocated to the Participant's Retirement Savings Account, Employer Matching Account, Employer Contributions Account and Safe Harbor Matching Account.

         If the Vested portion of the Participant's Retirement Savings Account, Employer Matching Account, Employer Contributions Account and Safe Harbor Matching Account is insufficient within the limitations herein contained to pay any premium on a contract when the same becomes due, the Trustee shall, unless the Participant directs the Trustee to use the Participant's Voluntary Account, Rollover Account or Transfer Account for this purpose, cause such contract to be rewritten for its then paid-up value, if any, and retain the same for the Participant, in which event no further premium payments shall thereafter be made thereon. All dividends on a contract shall be used to reduce premiums.

         10.11.2. MISCELLANEOUS RULES FOR PURCHASE OF CONTRACT. The Participant shall take such physical examinations and furnish such information as may be necessary to procure a contract. To the extent possible, all contracts shall have a uniform premium due date. The Trustee shall be the owner of all contracts, with full power to execute all insurance applications and to exercise all available options, and shall be the death beneficiary thereunder.

         10.11.3. PAYMENT OF EXPENSES. Any charge or expense of the Trustee in handling a Participant's contract shall be paid from that Participant's Total Account (excluding any Deductible Voluntary Account); provided, that the Employer may, in its discretion, directly pay such charge or expense.

         10.11.4. AUTHORITY FOR CONTRACT. Any insurance company issuing contracts may deal with the Trustee alone and without the consent of any Participant or Beneficiary and shall not be required to examine the provisions of this Plan Statement or any amendment thereto, nor shall it be responsible for the failure of the Trustee to perform its duties, nor shall it be obliged to see to the application or disposition of any money paid by it to the Trustee, and any such payment shall fully discharge such insurance company for the amount so paid.

         10.11.5. PAYMENT OF CONTRACT UPON DEATH. Upon the death of the Participant, the proceeds of the contracts held for the Participant hereunder shall be deemed a death benefit under this Plan and shall be added to the Vested Total Account and distributed to the Participant's Beneficiary or Beneficiaries in the manner prescribed in Section 7. Under no circumstances shall the proceeds be retained in the Fund following a proper request for distribution.

         10.11.6. PAYMENT OF CONTRACT -- NOT UPON DEATH. Upon the occurrence of an Event of Maturity other than the death of the Participant, the Trustee shall, as directed by the Committee, either: (i) surrender the contracts held for the Participant hereunder for cash and distribute the proceeds in the manner described in Section 7, (ii) distribute the contracts to the Participant (provided, however, that the optional modes of settlement under any such contract shall be limited to those available under this Plan), or (iii) convert the contracts into an annuity contract or contracts of the type described in
Section 7.1.3 and distribute the same to the Participant, or (iv) any combination of the foregoing. In no event, however, shall any such contract be distributed in a manner which is inconsistent with the requirements in Section 7.1.6.

         10.11.7. VALUE OF CONTRACT. For the purpose of determining the value of a contract hereunder, such contract shall be valued at the greater of the premiums theretofore paid thereon or its then cash value, but such contract shall not be considered a part of the Fund for the purpose of allocating income, market gains and losses of the Fund in accordance with Section 4.

         10.11.8. INTERPRETATION. If any provision of any contract is inconsistent with any provision of the Plan Statement, the provision of the Plan Statement shall control.

10.12. EMPLOYER DIRECTED INVESTMENTS. If so indicated in the Adoption Agreement, the Trustee shall be subject in the management and control of the Fund to the directions (to the extent not inconsistent with law) of the person or Committee identified in the Adoption Agreement or certified to the Trustee by an officer of the Employer. The Trustee in acting pursuant to and in reliance on such directions shall be fully and completely indemnified and held harmless by the Employer from any liability, loss or expense (including legal fees) arising out of its actions so directed notwithstanding that such directions, and the Trustee's conduct pursuant thereto, may constitute a breach of fiduciary obligations to the Plan, the Participants, Beneficiaries and Alternate Payees. The Employer may direct the Trustee to purchase shares of any regulated investment company (mutual fund) for which the Trustee or any of its affiliates acts as investment advisor or other service provider, provided, however, that the Employer (or other fiduciary independent of the Trustee) must first acknowledge it has received the current prospectus for the mutual fund and a detailed disclosure of the investment advisory and other fees charged or to be paid by the Plan and the Employer must approve the investment advisory fee and other fees paid by the Plan directly or through the mutual funds and the investment of Plan assets in the mutual fund.

10.13. NO INVESTMENT IN EMPLOYER REAL PROPERTY. Notwithstanding any other provision of this Plan Statement, the Plan may not acquire or hold any "Employer real property" as that term is defined in section 407(d) of ERISA.

10.14. INVESTMENT IN EMPLOYER SECURITIES. If so indicated in the Adoption Agreement, the Committee may direct the Trustee to purchase qualifying employer securities (within the meaning of section 407(d)(5) of ERISA); provided, however, that the Plan may not acquire any qualifying employer securities if immediately after such acquisition the fair market value of such securities held by the Plan exceeds a designated percentage (as indicated in the Adoption Agreement) of the fair market value of assets held in the Employer Matching Accounts and the Employer Profit Sharing Accounts.

                                   SECTION 11

                     DETERMINATIONS -- RULES AND REGULATIONS

11.1. DETERMINATIONS. The Committee shall make such determinations as may be required from time to time in the administration of this Plan. The Committee shall have the sole discretion, authority and responsibility to interpret and construe the Plan Statement and to determine all factual and legal questions under the Plan, including but not limited to, the entitlement of employees, Participants and Beneficiaries and the amounts of their respective interests. Benefits under the Plan will be paid only if the Committee decides in its discretion that an employee, Participant or Beneficiary is entitled to them. The Trustee and other interested parties may act and rely upon all information reported to them hereunder and need not inquire into the accuracy thereof, nor be charged with any notice to the contrary.

11.2. RULES AND REGULATIONS. Any rule not in conflict or at variance with the provisions hereof may be adopted by the Committee.

11.3.    METHOD OF EXECUTING INSTRUMENTS.

         11.3.1. EMPLOYER OR COMMITTEE. Information to be supplied or written notices to be made or consents to be given by the Employer or the Committee pursuant to any provision of this Plan Statement may be signed in the name of the Employer by any officer thereof who has been authorized to make such certification or to give such notices or consents or by the Committee.

         11.3.2. TRUSTEE. Any instrument or written notice required, necessary or advisable to be made or given by the Trustee may be signed by any Trustee, if all Trustees serving hereunder are individuals, or by any authorized officer or employee of the Trustee, if a corporate Trustee shall be acting hereunder as sole Trustee, or by any such officer or employee of the corporate Trustee or by an individual Trustee acting hereunder, if corporate and individual Trustees shall be serving as co-trustees hereunder.

11.4. CLAIMS PROCEDURE. The Committee shall establish procedures for the resolution of disputes and disposition of claims arising under this Plan. An application for a distribution under Section 7 shall be considered as a claim for the purposes of this Section 11.4. Until modified by the Committee, this claims procedure is as described below.

         11.4.1. ORIGINAL CLAIM. Any employee, former employee or Beneficiary of such employee or former employee may, if the Participant so desires, file with the Committee a written claim for benefits under this Plan. Within ninety (90) days after the filing of such a claim, the Committee shall notify the claimant in writing whether the Participant's claim is upheld or denied in whole or in part or shall furnish the claimant a written notice describing specific special circumstances requiring a specified amount of additional time (but not more than one hundred eighty days from the date the claim was filed) to reach a decision on the claim. If the claim is denied in whole or in part, the Committee shall state in writing:

         (a)      the specific reasons for the denial,

         (b) the specific references to the pertinent provisions of the Plan Statement on which the denial is based,

         (c) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary, and

         (d) an explanation of the claims review procedure set forth in this Section.

         11.4.2. CLAIMS REVIEW PROCEDURE. Within sixty (60) days after receipt of notice that the Participant's claim has been denied in whole or in part, the claimant may file with the Committee a written request for a review and may, in conjunction therewith, submit written issues and comments. Within sixty (60) days after the filing of such a request for review, the Committee shall notify the claimant in writing whether, upon review, the claim was upheld or denied in whole or in part or shall furnish the claimant a written notice describing specific special circumstances requiring a specified amount of additional time (but not more than one hundred twenty days from the date the request for review was filed) to reach a decision on the request for review.

         11.4.3.  GENERAL RULES.

         (a) No inquiry or question shall be deemed to be a claim or a request for a review of a denied claim unless made in accordance with the claims procedure. The Committee may require that any claim for benefits and any request for a review of a denied claim be filed on forms to be furnished by the Committee upon request.

         (b) All decisions on claims and on requests for a review of denied claims shall be made by the Committee.

         (c) The Committee may, in its discretion, hold one or more hearings on a claim or a request for a review of a denied claim.

         (d) Claimants may be represented by a lawyer or other representative (at their own expense), but the Committee reserves the right to require the claimant to furnish written authorization. A claimant's representative shall be entitled to copies of all notices given to the claimant.

         (e) The decision of the Committee on a claim and on a request for a review of a denied claim shall be served on the claimant in writing. If a decision or notice is not received by a claimant within the time specified, the claim or request for a review of a denied claim shall be deemed to have been denied.

         (f) Prior to filing a claim or a request for a review of a denied claim, the claimant or the Participant's representative shall have a reasonable opportunity to review a copy of the Plan Statement and all other pertinent documents in the possession of the Employer, the Committee and the Trustee.

         11.4.4. DEADLINE TO FILE CLAIM. To be considered timely under the Plan's claim and review procedure, a claim must be filed with the Committee within one (1) year after the claimant knew or reasonably should have known of the principal facts upon which the claim is based. If or to the extent that the Adoption Agreement provides for commingled investment subfunds or individually directed accounts and the claim relates to a failure to effect a Participant's or Beneficiary's investment directions or a Participant's election regarding contributions, the one (1) year period shall be thirty (30) days.

         11.4.5. EXHAUSTION OF ADMINISTRATIVE REMEDIES. The exhaustion of the claim and review procedure is mandatory for resolving every claim and dispute arising under this Plan. As to such claims and disputes:

         (a) no claimant shall be permitted to commence any legal action to recover Plan benefits or to enforce or clarify rights under the Plan under section 502 or section 510 of ERISA or under any other provision of law, whether or not statutory, until the claim and review procedures set forth herein have been exhausted in their entirety; and

         (b) in any such legal action all explicit and all implicit determinations by the Committee (including, but not limited to, determinations as to whether the claim, or a request for a review of a denied claim, was timely filed) shall be afforded the maximum deference permitted by law.

         11.4.6. DEADLINE TO FILE LEGAL ACTION. No legal action to recover Plan benefits or to enforce or clarify rights under the Plan under section 502 or section 510 of ERISA or under any other provision of law, whether or not statutory, may be brought by any claimant on any matter pertaining to this Plan unless the legal action is commenced in the proper forum before the earlier of:

         (a) thirty (30) months after the claimant knew or reasonably should have known of the principal facts on which the claim is based, or

         (b) six (6) months after the claimant has exhausted the claim and review procedure.

If or to the extent that the Adoption Agreement provides for commingled investment subfunds or individually directed accounts and the claim relates to a failure to effect a Participant's or Beneficiary's investment directions or a Participant's election regarding contributions, the thirty (30) month period shall be nineteen (19) months.

         11.4.7. KNOWLEDGE OF FACT BY PARTICIPANT IMPUTED TO BENEFICIARY. Knowledge of all facts that a Participant knew or reasonably should have known shall be imputed to every claimant who is or claims to be a Beneficiary of the Participant or otherwise claims to derive an entitlement by reference to the Participant for the purpose of applying the previously specified periods.

11.5. INFORMATION FURNISHED BY PARTICIPANTS. Neither the Employer nor the Committee nor the Trustee shall be liable or responsible for any error in the computation of the Account of a Participant resulting from any misstatement of fact made by the Participant, directly or indirectly, to the Employer, the Committee or the Trustee and used by them in determining the Participant's Account. Neither the Employer nor the Committee nor the Trustee shall be obligated or required to increase the Account of such Participant which, on discovery of the misstatement, is found to be understated as a result of such misstatement of the Participant. However, the Account of any Participant which is overstated by reason of any such misstatement shall be reduced to the amount appropriate for the Participant in view of the truth. Any refund received upon reduction of an Account so made shall be used to reduce the next succeeding contribution of the Employer to the Plan.

                                   SECTION 12

                          OTHER ADMINISTRATIVE MATTERS

12.1.    EMPLOYER.

         12.1.1. OFFICERS. Except as hereinafter provided, functions generally assigned to the Employer shall be discharged by its officers or delegated and allocated as provided herein.

         12.1.2. DELEGATION. Except as hereinafter provided, the Board of Directors of the Principal Employer may delegate or redelegate and allocate and reallocate to one or more persons or to a Committee of persons jointly or severally, and whether or not such persons are directors, officers or employees, such fiduciary and other functions assigned to it or to the Employer hereunder as it may from time to time deem advisable.

         12.1.3. BOARD OF DIRECTORS. The Board of Directors of the Principal Employer shall have the exclusive authority, which authority may not be delegated, to act for the Employer:

         (a)      to adopt the Plan, to terminate the Plan,

         (b) to appoint or remove a Trustee, to appoint or remove an Investment Manager, to appoint or remove the Committee, and

         (c) to amend the Adoption Agreement to reduce contributions to the Plan if the Plan is adopted as a money purchase pension plan.

12.2.    COMMITTEE.

         12.2.1. APPOINTMENT AND REMOVAL. The Committee shall consist of such members as may be determined and appointed from time to time by the Principal Employer and they shall serve at the pleasure of the Principal Employer. Members of the Committee shall serve without compensation, but their reasonable expenses shall be an expense of the administration of the Fund and shall be paid by the Trustee from and out of the Fund except to the extent the Employer, in its discretion, directly pays such expenses.

         12.2.2. AUTOMATIC REMOVAL. If any individual who is a member of the Committee is a director, officer or employee when appointed as a member of the Committee, then such individual shall be automatically removed as a member of the Committee at the earliest time such individual ceases to be a director, officer or employee. This removal shall occur automatically and without any requirement for action by the Principal Employer or any notice to the individual so removed.

         12.2.3. AUTHORITY. The Committee may elect such officers as the Committee may decide upon. The Committee shall:

         (a) establish rules for the functioning of the Committee, including the times and places for holding meetings, the notices to be given in respect of such meetings and the number of members who shall constitute a quorum for the transaction of business,

         (b) organize and delegate to such of its members as it shall select authority to execute or authenticate rules, advisory opinions or instructions, and other instruments adopted or authorized by the Committee; adopt such bylaws or regulations as it deems desirable for the conduct of its affairs; appoint a secretary, who need not be a member of the Committee, to keep its records and otherwise assist the Committee in the performance of its duties,

         (c) keep a record of all its proceedings and acts and keep all books of account, records and other data as may be necessary for the proper administration of the Plan; notify the Trustee and the Employer of any action taken by the Committee and, when required, notify any other interested person or persons,

         (d) determine from the records of the Employer the compensation, service records, status and other facts regarding Participants and other employees,

         (e) cause to be compiled at least annually, from the records of the Committee and the reports and accountings of the Trustee, a report and accounting of the status of the Plan and the Accounts of the Participants, and make it available to each Participant who shall have the right to examine that part or portion of such report and accounting (or a true and correct copy of such part) which sets forth the Participant's benefits and the Participant's ratable interest in the Fund,

         (f) prescribe forms to be used for applications for participation, distributions, withdrawals, notifications, etc., as may be required in the administration of the Plan,

         (g) set up such rules, applicable to all Participants similarly situated, as are deemed necessary to carry out the terms of the Plan Statement,

         (h) perform all other acts reasonably necessary for administering the Plan including collecting data for and performing the tests described in Section 2 and 3, carrying out the provisions of the Plan Statement and performing the duties imposed on it by the Employer,

         (i)      interpret and construe the Plan Statement,

         (j) resolve questions of eligibility and status under the Plan, and the rights of employees, Participants and Beneficiaries and the amounts of their interests,

         (k) resolve all questions of administration of the Plan not specifically referred to in this section, and

         (l) delegate or redelegate to one or more persons, jointly or severally, and whether or not such persons are members of a Committee, such functions assigned to the Committee hereunder as it may from time to time deem advisable.

         12.2.4. MAJORITY DECISIONS. If the Committee is a committee and not a person, there shall at any time be three (3) or more members serving hereunder who are qualified to perform a particular act, the same may be performed, on behalf of all, by a majority of those qualified, with or without the concurrence of the minority. No person who failed to join or concur in such act shall be held liable for the consequences thereof, except to the extent that liability is imposed under ERISA.

         If the Principal Employer does not designate a Committee, the President (or other chief executive officer) of the Principal Employer shall be the Committee.

12.3.    LIMITATION ON AUTHORITY.

         12.3.1. FIDUCIARIES GENERALLY. No action taken by any fiduciary, if authority to take such action has been delegated or redelegated to it hereunder, shall be the responsibility of any other fiduciary except as may be required by the provisions of ERISA. Except to the extent imposed by ERISA, no fiduciary shall have the duty to question whether any other fiduciary is fulfilling all of the responsibility imposed upon such other fiduciary by the Plan Statement or by ERISA.

         12.3.2. TRUSTEE. The responsibilities and obligations of the Trustee shall be strictly limited to those set forth in this Plan Statement. The Trustee shall have no authority or duty to determine or enforce payment of any Employer contribution under this Plan or to determine the existence, nature or extent of any individual's rights in the Fund or under the Plan or question any determination made by the Principal Employer or the Committee regarding the same. Nor shall the Trustee be responsible in any way for the manner in which the Employer, Principal Employer or Committee carries out its responsibilities under this Plan Statement or, more generally, under the Plan. The Trustee shall give the Principal Employer notice of (and tender to the Principal Employer) the prosecution or defense of any litigation involving the Plan, the Fund or other fiduciaries of the Plan.

12.4. CONFLICT OF INTEREST. If any Trustee, any Committee, any member of the Board of Directors or any officer or employee of the Employer to whom authority has been delegated or redelegated hereunder shall also be a Participant in this Plan, the Participant shall have no authority as such Trustee, member, officer or employee with respect to any matter specially affecting the

Participant's individual interest hereunder (as distinguished from the interests of all Participants and Beneficiaries or a broad class of Participants and Beneficiaries), all such authority being reserved exclusively to the other Trustees, members, officers or employees, as the case may be, to the exclusion of such Participant, and such Participant shall act only in the Participant's individual capacity in connection with any such matter.

12.5. DUAL CAPACITY. Individuals, firms, corporations or partnerships identified herein or delegated or allocated authority or responsibility hereunder may serve in more than one fiduciary capacity.

12.6. ADMINISTRATOR. The Principal Employer shall be the administrator for purposes of section 3(16)(A) of ERISA.

12.7. NAMED FIDUCIARIES. The Trustee, the Employer and the Committee shall be named fiduciaries for the purpose of section 402(a) of ERISA.

12.8. SERVICE OF PROCESS. In the absence of any designation to the contrary by the Employer, the President of the Principal Employer is designated as the appropriate and exclusive agent for the receipt of service of process directed to the Plan in any legal proceeding, including arbitration, involving the Plan.

12.9. RESIDUAL AUTHORITY. In the event the Employer, Committee, Board of Directors, or other person designated as having the authority to act or a duty to act on any matter hereunder, is prevented by death, dissolution, incapacity or other similar cause from acting hereunder and there is no other person then empowered to act on such matter, the Trustee shall be empowered to act in its place.

12.10. ADMINISTRATIVE EXPENSES. The reasonable expenses of administering the Plan shall be payable out of the Fund except to the extent that the Employer, in its discretion, directly pays the expenses.

12.11. ANNUAL CERTIFICATION. As of each Annual Valuation Date during the continuance of the Plan, the Committee shall certify in writing the names of all Participants who are entitled to participate in the Employer contribution for the Plan Year ending on that date and all other facts that may be required to properly administer the provisions of this Plan.

                                   SECTION 13

                                   IN GENERAL

13.1.    DISCLAIMERS.

         13.1.1. EFFECT ON EMPLOYMENT. Neither the terms of this Plan Statement nor the benefits hereunder nor the continuance thereof shall be a term of the employment of any employee, and the Employer shall not be obliged to continue this Plan. The terms of this Plan Statement shall not give any employee the right to be retained in the employment of the Employer.

         13.1.2. SOLE SOURCE OF BENEFITS. Neither the Trustee nor the Committee nor the Employer or any of its officers or members of its Board of Directors in any way guarantee the Fund against loss or depreciation, nor do they guarantee the payment of any benefit or amount which may become due and payable hereunder to any Participant or to any Beneficiary or to any creditor of a Participant, a Beneficiary or the Trustee. Each Participant, Beneficiary or other person entitled at any time to payments hereunder shall look solely to the assets of the Fund for such payments or to the Vested Total Account distributed to any Participant or Beneficiary, as the case may be, for such payments. In each case where a Vested Total Account shall have been distributed to a former Participant or a Beneficiary or to the person or any one of a group of persons entitled jointly to the receipt thereof and which purports to cover in full the benefit hereunder, such former Participant or Beneficiary, or such person or persons, as the case may be, shall have no further right or interest in the other assets of the Fund.

         13.1.3. CO-FIDUCIARY MATTERS. Neither the Employer nor any of its officers or members of its Board of Directors nor the Committee shall in any manner be liable to any Participant, Beneficiary or other person for any act or omission of the Trustee (except to the extent that liability is imposed under ERISA). Neither the Trustee nor the Committee nor the Employer or any of its officers or members of its Board of Directors shall be under any liability or responsibility (except to the extent that liability is imposed under ERISA) for failure to effect any of the objectives or purposes of this Plan by reason of loss or fluctuation in the value of Fund or for the form, genuineness, validity, sufficiency or effect of any Fund asset at any time held hereunder, or for the failure of any person, firm or corporation indebted to the Fund to pay such indebtedness as and when the same shall become due or for any delay occasioned by reason of any applicable law, order or regulation or by reason of any restriction or provision contained in any security or other asset held by the Fund. Except as is otherwise provided in ERISA, the Employer, its officers and the members of its Board of Directors, the Trustee, the Committee and other fiduciaries shall not be liable for an act or omission of another person with regard to a fiduciary responsibility that has been allocated to or delegated to such other person pursuant to the terms of this Plan Statement or pursuant to procedures set forth in this Plan Statement.

13.2. REVERSION OF FUND PROHIBITED. The Fund from time to time hereunder shall at all times be a trust fund separate and apart from the assets of the Employer, and no part thereof shall be or become available to the Employer or to creditors of the Employer under any circumstances other than those specified in Section 1.4, Section 3.11, Section
11.5 and Appendix A hereof. It shall be impossible for any part of the corpus or income of the Fund to be used for, or diverted to, purposes other than for the exclusive benefit of Participants and Beneficiaries (except as provided in Section 1.4, Section 3.11, Section 11.5 and Appendix A).

13.3. EXECUTION IN COUNTERPARTS. This Plan Statement may be executed in any number of counterparts, each of which, without production of the others, shall be deemed to be an original.

13.4. CONTINUITY. If this Plan Statement is adopted as an amendment of a Prior Plan Statement, the tenure and membership of the any Committee previously appointed, the rules of administration adopted and the Beneficiary designations in effect under the Prior Plan Statement immediately before the Effective Date shall, to the extent not inconsistent with this Plan Statement, continue in full force and effect until altered as provided herein.

13.5. CONTINGENT TOP HEAVY PLAN RULES. The rules set forth in the Appendix B to this Plan Statement (concerning additional provisions that apply if the Plan becomes top heavy) are incorporated herein.

                                   APPENDIX A

                     SECTION 415 LIMITATIONS ON ALLOCATIONS


                                    SECTION 1

                                  INTRODUCTION

         Terms defined in the Plan Statement shall have the same meanings when used in this Appendix. In addition, when used in this Appendix, the following terms shall have the following meanings:

1.1. ANNUAL ADDITION. Annual addition means, with respect to any Participant for a limitation year, the sum of:

         (i) all employer contributions (including employer contributions of the Participant's earnings reductions under section 401(k), section 403(b) and section 408(k) of the Code) allocable as of a date during such limitation year to the Participant under all defined contribution plans;

         (ii) all forfeitures allocable as of a date during such limitation year to the Participant under all defined contribution plans;

         (iii) all Participant contributions made as of a date during such limitation year to all defined contribution plans;

         (iv) all amounts allocated after March 31, 1984 to an individual medical account as defined in section 415(l)(2) of the Code, which is part of a pension or annuity plan maintained by the employer;

         (v) all amounts derived from contributions paid or accrued after December 31, 1985 in taxable years ending after such date, which are attributable to post-retirement medical benefits allocated to the separate account of a key employee, as defined in section 419A(d)(3) of the Code, under a welfare benefit fund as defined in section 419(e) of the Code, maintained by the employer; and

         (vi) all amounts allocable as of a date during such limitation year to the Participant under Section 2.4, Section 3.6, Section 4 or Section 5 of this Appendix.

         1.1.1. SPECIFIC INCLUSIONS. With regard to a plan which contains a qualified cash or deferred arrangement or matching contributions or employee contributions, excess contributions and excess aggregate contributions (whether or not distributed during or after the limitation year) shall be considered annual additions in the year contributed. Excess deferrals that are not distributed in accordance with the regulations under section 402(g) of the Code are annual additions.

         1.1.2. SPECIFIC EXCLUSIONS. The annual addition shall not, however, include any portion of a Participant's rollover contributions or any additions to accounts attributable to a plan merger or a transfer of plan assets or liabilities or any other amounts excludable under law. Excess deferrals that are distributed in accordance with the regulations under section 402(g) of the Code are not annual additions.

         1.1.3. ESOP RULE. In the case of an employee stock ownership plan within the meaning of section 4975(e)(7) of the Code, annual additions shall not include any dividends or gains on sale of employer securities held by the employee stock ownership plan (regardless of whether such dividends or gains are (i) on securities which are allocated to Participants' accounts or (ii) on securities which are not allocated to Participants' accounts which, in the case of dividends used to pay principal on an employee stock ownership plan loan, result in employer securities being allocated to Participants' accounts or, in the case of a sale, result in sale proceeds being allocated to Participants' accounts). In the case of an employee stock ownership plan under which no more than one-third (1/3rd) of the employer contributions for a limitation year which are deductible under section 404(a)(9) of the Code are allocated to Highly Compensated Employees (as defined in section 414(q) of the Code), annual additions shall not include forfeitures of employer securities under the employee stock ownership plan if such securities were acquired with the proceeds of an exempt loan or, if the Employer is not an S corporation as defined in section 1361(a)(i) of the Code, employer contributions to the employee stock ownership plan which are deductible by the employer under section 404(a)(9)(B) of the Code and charged against the Participant's account (i.e., interest payments).

1.2. CONTROLLED GROUP MEMBER. Controlled group member means the Employer and each member of a controlled group of corporations (as defined in section 414(b) and as modified by section 415(h) of the Code), all commonly controlled trades or businesses (as defined in section 414(c) and as modified by section 415(h) of the Code) and affiliated service groups (as defined in section 414(m) of the
Code) of which the Employer is a part and other organizations required to be aggregated for this purpose under section 414(o) of the Code.

1.3. DEFINED BENEFIT AND DEFINED CONTRIBUTION PLANS. Defined benefit plan and defined contribution plan have the meanings assigned to those terms by section 415(k)(1) of the Code. Whenever reference is made to defined benefit plans and defined contribution plans in this Appendix, it shall include all such plans maintained by the Employer and all controlled group members.

1.4.     DEFINED BENEFIT FRACTION.

         1.4.1. GENERAL RULE. Defined benefit fraction means a fraction the numerator of which is the sum of the Participant's projected annual benefits under all defined benefit plans (whether or not terminated) maintained by the Employer determined as of the close of the limitation year, and the denominator of which is the lesser of:

         (i) one hundred twenty-five percent (125%)(1) of the dollar limitation in effect under section 415(b) of the Code as of the close of such limitation year (i.e., 125% of $90,000 as adjusted for cost of living, commencement dates, length of service and other factors), or

         (ii) one hundred forty percent (140%) of the dollar amount which may be taken into account under section 415(b) of the Code with respect to such Participant as of the close of such limitation year (i.e., 140% of the Participant's highest average compensation as adjusted for cost of living, length of service and other factors).

         1.4.2. TRANSITION RULE. Notwithstanding the above, if the Participant was a participant as of the first day of the first limitation year beginning after December 31, 1986, in one or more defined benefit plans which were in existence on May 6, 1986, the denominator of this fraction will not be less than one hundred twenty-five percent (125%) of the sum of the annual benefits under such plans which the Participant had accrued as of the close of the last limitation year beginning before January 1, 1987, disregarding any changes in the terms and conditions of the Plan after May 5, 1986. The preceding sentence applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of Code section 415 for all limitation years beginning before January 1, 1987.

1.5.     DEFINED CONTRIBUTION FRACTION.

         1.5.1. GENERAL RULE. Defined contribution fraction means a fraction, the numerator of which is the sum of the Participant's annual additions under all defined contribution plans (whether or not terminated) (including employer contributions which are allocated to a separate account established for the purpose of providing medical benefits or life insurance benefits with respect to a key employee (as defined in section 416 of the Code) under a welfare benefit fund or individual medical account and also including the annual additions attributable to the Participant's nondeductible employee contributions to all defined benefit plans (whether or not terminated)) as of the close of the limitation year and for all prior limitation years, and the denominator of which is the sum of the amounts determined under paragraph (i) or (ii) below, whichever is the lesser, for such limitation year and for each prior limitation year in which the Participant had any service with the employer

---------------
(1) Lower limitations may apply in any Plan Year that this Plan is super top heavy. (See Appendix B, ss. 3.5.)

(regardless of whether that or any other defined contribution plan was in existence during those years or continues in existence):

         (i) one hundred twenty-five percent (125%)(2) of the dollar limitation in effect under section 415(c)(l)(A) of the Code for such limitation year determined without regard to section 415(c)(6) of the Code (i.e., 125% of $30,000 as adjusted for cost of living), or

         (ii) one hundred forty percent (140%) of the dollar amount which may be taken into account under section 415(c)(l)(B) of the Code with respect to such individual under the Plan for such limitation year (i.e., 140% of 25% of the Participant's ss. 415 compensation for such limitation year).

         1.5.2. TEFRA TRANSITION RULE. The Employer may elect that the amount taken into account for each Participant for all limitation years ending before January 1, 1983 under Section 1.5.1(i) and Section 1.5.1(ii) shall be determined pursuant to the special transition rule provided in section 415(e)(6) of the Code.

         1.5.3. EMPLOYEE CONTRIBUTIONS. Notwithstanding the definition of "annual additions," for the purpose of determining the defined contribution fraction in limitation years beginning before January 1, 1987, employee contributions shall not be taken into account to the extent that they were not required to be taken into account under section 415 of the Code prior to the Tax Reform Act of 1986.

         1.5.4. ANNUAL DENOMINATOR. The amounts to be determined under Section 1.5.1(i) and Section 1.5.1(ii) for the limitation year and for all prior limitation years in which the Participant had any service with the employer shall be determined separately for each such limitation year on the basis of which amount is the lesser for each such limitation year.

         1.5.5. RELEVANT LAW. For all limitation years ending before January 1, 1976, the dollar limitation under section 415(c)(1)(A) of the Code is Twenty-five Thousand Dollars ($25,000). For limitation years ending after December 31, 1975 and before January 1, 2001, the amount shall be:

---------------
(2) Lower limitations may apply in any Plan Year that this Plan is super top heavy. (See Appendix B, ss. 3.5.)


  For limitation                     The section 415(c)(1)(A)
years ending during:                    dollar amount is:
--------------------                  -----------------
1976                                      $ 26,825
1977                                      $ 28,175
1978                                      $ 30,050
1979                                      $ 32,700
1980                                      $ 36,875
1981                                      $ 41,500
1982                                      $ 45,475
1983 - 2000                               $ 30,000


         1.5.6. RELIEF RULE. If the Participant was a participant as of the end of the first day of the first limitation year beginning after December 31, 1986, in one or more defined contribution plans which were in existence on May 6, 1986, the numerator of this fraction will be adjusted if the sum of this fraction and the defined benefit fraction would otherwise exceed one (1.0) under the terms of this Plan Statement. Under the adjustment, an amount equal to the product of the excess of the sum of the fractions over one (1.0), times the denominator of this fraction, will be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the last limitation year beginning before January 1, 1987, and disregarding any changes in the terms and conditions of the plan made after May 6, 1986, but using the section 415 limitations applicable to the first limitation year beginning on or after January 1, 1987.

1.6. HIGHEST AVERAGE COMPENSATION. Highest average compensation means the average ss. 415 compensation for the three (3) consecutive years of service with the controlled group members that produce the highest average. A year of service with the controlled group members is the Plan Year.

1.7. INDIVIDUAL MEDICAL ACCOUNT. Individual medical account means an account, as defined in section 415(l)(2) of the Code, maintained by the Employer or a controlled group member which provides an annual addition.

1.8. LIMITATION YEAR. The limitation year shall be the Plan Year, unless the Adoption Agreement specifies a different limitation year.

1.9. MASTER OR PROTOTYPE PLAN. A plan, the form of which is the subject of a favorable opinion letter from the Internal Revenue Service.

1.10. MAXIMUM PERMISSIBLE ADDITION.

         1.10.1. GENERAL RULE. Effective for all limitation years beginning after December 31, 1994, the maximum permissible addition (to defined contribution plans) for any one (1) limitation year shall be the lesser of:

         (i) Thirty Thousand Dollars ($30,000), as adjusted automatically for increases in the cost of living by the Secretary of the Treasury, or

         (ii) Twenty-five percent (25%) of the Participant's section 415 compensation for such limitation year.

The compensation limitation referred to in Section 1.10.1(ii) shall not apply to any contribution for medical benefits (within the meaning of section 401(h) or section 419A(f)(2) of the Code) which is otherwise treated as an annual addition under section 415(l)(1) or section 419A(d)(2) of the Code.

         1.10.2. MEDICAL BENEFITS. The dollar limitation in Section 1.9.1(i) (after adjustment for cost of living) shall be reduced by the amount of employer contributions which are allocated to a separate account established for the purpose of providing medical benefits or life insurance benefits with respect to a key employee (as defined in section 416 of the Code) under a welfare benefit fund or an individual medical account.

         1.10.3. SHORT YEAR. If a short limitation year is created because of an amendment changing the limitation year to a different 12-consecutive month period, the maximum permissible amount will not exceed the amount described in
Section 1.10.1(i) multiplied by the following fraction:

                 Number of months in the short limitation year
                 ---------------------------------------------
                                       12

1.11. PROJECTED ANNUAL BENEFIT. Projected annual benefit means the annual annuity benefit payable to the Participant at normal retirement age (as defined in the defined benefit plan) adjusted to an actuarially equivalent straight life annuity form (or, if it would be a lesser amount, to any actuarially equivalent qualified joint and survivor annuity form that is available under the defined benefit plan) assuming that:

         (i) the Participant continues employment and participation under the defined benefit plan until normal retirement age (as defined in the defined benefit plan) or, if later, until the Participant's current age, and

         (ii) the Participant's ss. 415 compensation and all other factors used to determine benefits under the defined benefit plan remain unchanged for all future limitation years.

1.12. SS. 415 COMPENSATION. Section 415 compensation (sometimes, "ss. 415 compensation") shall mean, with respect to any limitation year, the total remuneration paid to the Participant by the Employer and all controlled group members and reportable in the box designated "wages, tips, other compensation" on Treasury Form W-2 (or any comparable successor box or form) as subject to federal income tax for the limitation year but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in section 3401(a)(2) of the Code). Without regard to whether it is or is not reportable on Form W-2 (or any comparable successor form), subject to other limitations and rules of this Section, (i) ss. 415 compensation shall include foreign earned income as defined in section 911(b) of the Code whether or not excludable from gross income under section 911 of the Code, and (ii) ss. 415 compensation shall be determined without regard to the exclusions from gross income in section 931 and section 933 of the Code. For limitation years beginning after December 31, 1991, ss. 415 compensation shall be determined on a cash basis. For limitation years beginning after December 31, 1997, ss. 415 compensation shall also include any elective deferral as defined in section 402(g)(3) of the Code and any amount which is contributed or deferred by an Employer at the election of the employee and which is not includible in the gross income of the employee by reason of section 125, section 132(f) or section 457 of the Code.

1.13. EARNED INCOME. Section 415 compensation for a Self-Employed Person shall be such Self-Employed Person's earned income. Earned Income is a Self-Employed Person's net earnings from self-employment in the trade or business indicated in the Adoption Agreement as the trade or business of the Employer with regard to which this Plan is established (but only if such trade or business is one in which personal services of the Self-Employed Person is a material income-producing factor) for a Plan Year during which the Self-Employed Person is a Participant, reduced by the amount of the Employer contributions made under the terms of this Plan for Common Law Employees. Earned Income shall include gains (other than any gain which is treated as gain from the sale or exchange of a capital asset for the purpose of determining the self-employed individual's federal income tax) and net earnings derived from the sale or other disposition of, the transfer of any interest in, or the licensing of the use of property (other than good will) by an individual whose personal efforts created such property. Earned Income shall be determined without regard to items not included in gross income and the deductions allocable to such items. Net earnings shall be determined with regard to the deduction allowed to the Self-Employed Person by section 164(f) of the Internal Revenue Code for taxable years beginning after December 31, 1989.

1.14. WELFARE BENEFIT FUND. Welfare benefit fund means a fund as defined in section 419(e) of the Code which provides post-retirement medical benefits allocated to separate accounts for key employees as defined in section 419A(d)(3).


                                    SECTION 2

                                 THIS PLAN ALONE

         This Section 2 applies only if the Participant does not participate in and has never participated in another qualified plan or a welfare benefit fund or an individual medical account maintained by any controlled group member.

2.1. GENERAL RULE. The amount of annual additions which may be credited to the Participant's Account under this Plan for any limitation year will not exceed the maximum permissible amount.

If the Employer contribution that would otherwise be contributed or allocated to the Participant's Account would cause the annual additions for the limitation year to exceed the maximum permissible amount, the amount contributed or allocated will be reduced so that the annual additions for the limitation year will equal the maximum permissible amount.

2.2. ESTIMATION. Prior to determining the Participant's actual total compensation for the limitation year, the Employer may determine the maximum permissible amount for a Participant on the basis of a reasonable estimation of the Participant's total compensation for the limitation year, uniformly determined for all Participants similarly situated.

2.3. FINAL DETERMINATION. As soon as is administratively feasible after the end of the limitation year, the maximum permissible amount for the limitation year will be determined by the Employer on the basis of the Participant's actual total compensation for the limitation year.

2.4. REMEDIAL ACTION. If the Participant's annual additions for a limitation year would exceed the maximum permissible additions applicable to defined contribution plans alone, the Employer shall, to the extent they cause such excess to occur, cause the following to occur until such excess is eliminated:

         (i) return any unmatched employee contributions made by the Participant for the limitation year to the Participant (adjusted for their proportionate share of gains but not losses while held in the Plan), and

         (ii) distribute unmatched elective deferrals (within the meaning of section 402(g)(3) of the Code) made for the limitation year to the Participant (adjusted for their proportionate share of gains but not losses while held in the Plan), and

         (iii) return any matched employee contributions made by the Participant for the limitation year to the Participant (adjusted for their proportionate share of gains but not losses while held in the Plan), and

         (iv) distribute matched elective deferrals (within the meaning of section 402(g)(3) of the Code) made for the limitation year to the Participant (adjusted for their proportionate share of gains but not losses while held in the Plan).

To the extent either matched employee contributions are returned or matched elective deferrals are distributed, any matching contribution made with respect thereto shall be forfeited and reallocated to Participants as provided in the Plan Statement.

           If, after returning such employee contributions to the Participant and distributing elective deferrals to the Participant, an excess still exists, the Employer shall cause such excess to be used to reduce Employer contributions for the next limitation year ("second limitation year") (and succeeding limitation years, as necessary) for that Participant if that Participant is covered by the Plan at the end of the second limitation year (or succeeding limitation years). If the Participant is not covered by the Plan at the end of the second limitation year (or succeeding limitation years), however, then the excess amounts must be held unallocated in an "excess account" for the second limitation year (or succeeding limitation years) and allocated and reallocated in the second limitation year (or succeeding limitation year) to all the remaining Participants in the Plan as if an employer contribution for the second limitation year (or succeeding limitation year). However, if the allocation or reallocation of the excess amounts pursuant to the provisions of the Plan causes the limitations of this Appendix to be exceeded with respect to each Participant for the second limitation year (or succeeding limitation years), then these amounts must be held unallocated in an excess account. If an excess account is in existence at any time during the second limitation year (or any succeeding limitation year), all amounts in the excess account must be allocated and reallocated to Participants' accounts (subject to the limitations of this Appendix) as if they were additional Employer contributions before any employer contribution and any Participant contributions which would constitute annual additions may be made to the Plan for that limitation year. Furthermore, the excess amounts must be used to reduce Employer contributions for the second limitation year (and succeeding limitation years, as necessary) for all of the remaining Participants. Excess amounts may not be distributed from the Plan to Participants or former Participants. If an excess account is in existence at any time during a limitation year, the gains and losses and other income attributable to the excess account shall be allocated to such excess account. To the extent that investment gains or other income or investment losses are allocated to the excess account, the entire amount allocated to Participants from the excess account, including any such gains or other income or less any losses, shall be considered as an annual addition. If the Plan should be terminated prior to the date any such temporarily held, unallocated excess can be allocated to the Accounts of Participants, the date of termination shall be deemed to be an Annual Valuation Date for the purpose of allocating such excess and, if any portion of such excess cannot be allocated as of such deemed Annual Valuation Date by reason of the limitations of this Appendix, such remaining excess shall be returned to the Employer.


                                    SECTION 3

                         THIS PLAN AND ANOTHER PROTOTYPE
                            DEFINED CONTRIBUTION PLAN

         This Section 3 applies only if, in addition to this Plan, the Participant is covered under another master or prototype qualified defined contribution plan, a welfare benefit fund or an individual medical account maintained by any controlled group member.

3.1. GENERAL RULE. The annual additions which may be credited to a Participant's Account under this Plan for any limitation year will not exceed the maximum permissible amount reduced by the annual additions credited to a Participant's account under the other plans and welfare benefit funds for the same limitation year. If the annual additions with respect to the Participant under other defined contribution plans and welfare benefit funds maintained by any controlled group member are less than the maximum permissible amount and the Employer contribution that would otherwise be contributed or allocated to the Participant's Account under this Plan would cause the annual additions for the limitation year to exceed this limitation, the amount contributed or allocated will be reduced so that the annual additions under all such plans and funds for the limitation year will equal the maximum permissible amount. If the annual additions with respect to the Participant under such other defined contribution plans and welfare benefit funds in the aggregate are equal to or greater than the maximum permissible amount, no amount will be contributed or allocated to the Participant's Account under this Plan for the limitation year.

3.2. ESTIMATION. Prior to determining the Participant's actual total compensation for the limitation year, the Employer may determine the maximum permissible amount for a Participant on the basis of a reasonable estimation of the Participant's compensation for the limitation year, uniformly determined for all Participants similarly situated.

3.3. FINAL DETERMINATION. As soon as is administratively feasible after the end of the limitation year, the maximum permissible amount for the limitation year will be determined by the Employer on the basis of the Participant's actual total compensation for the limitation year.

3.4. PRIORITY. If, pursuant to Section 3.3 of this Appendix or as a result of the allocation of forfeitures, a Participant's annual additions under this Plan and such other plans would result in an excess amount for a limitation year and the allocations to accounts under such plans are made as of more than one (1) date during the limitation year, the excess amount will be deemed to consist of the annual additions last allocated during the limitation year, except that the annual additions attributable to a welfare benefit fund or individual medial account will be deemed to have been allocated first regardless of the actual allocation date.

3.5. APPORTIONMENT. If an excess amount was allocated to a Participant on an allocation date of this Plan which coincides with an allocation date of another plan, the excess amount attributed to this Plan will be the product of,

         (a) the total excess amount allocated as of such date, multiplied by

         (b) the ratio of (i) the annual additions allocated to the Participant for the limitation year as of such date under this Plan to (ii) the total annual additions allocated to the Participant for the limitation year as of such date under this Plan and all the other master or prototype qualified defined contribution plans.

3.6. REMEDIAL ACTION. Any excess amount attributed to this Plan will be disposed in the manner described in Section 2.4 of this Appendix.

                                    SECTION 4

                           THIS PLAN AND A NON-PROTOTYPE
                               DEFINED CONTRIBUTION PLAN

         If the Participant is covered under another qualified defined contribution plan maintained by any controlled group member which is not a master or prototype plan, annual additions which may be credited to the Participant's Account under this Plan for any limitation year will be limited in accordance with Section 3.1 through 3.6 of this Appendix A as though the other plan was a master or prototype qualified defined contribution plan unless the Employer provides other limitations in the Adoption Agreement.


                                    SECTION 5

                      THIS PLAN AND A DEFINED BENEFIT PLAN

         If any controlled group member maintains, or at any time maintained, a qualified defined benefit plan covering any Participant in this Plan during limitation years beginning before January 1, 2000, the sum of a Participant's defined benefit plan fraction and defined contribution plan fraction will not exceed one (1.0) at the close of any limitation year. The annual additions which may be credited to the Participant's Account under this Plan for any limitation year will be limited in accordance with the Adoption Agreement.

                                   APPENDIX B

                         CONTINGENT TOP HEAVY PLAN RULES

         Notwithstanding any of the foregoing provisions of the Plan Statement, if, after applying the special definitions set forth in Section 1 of this Appendix, this Plan is determined under Section 2 of this Appendix to be a Top Heavy Plan for a Plan Year, then the special rules set forth in Section 3 of this Appendix shall apply. For so long as this Plan is not determined to be a Top Heavy Plan, the special rules in Section 3 of this Appendix shall be inapplicable to this Plan.


                                    SECTION 1

                               SPECIAL DEFINITIONS

Terms defined in the Plan Statement shall have the same meanings when used in this Appendix. In addition, when used in this Appendix, the following terms shall have the following meanings:

1.1. AGGREGATED EMPLOYERS -- the Employer and each other corporation, partnership or proprietorship which is a "predecessor" to the Employer, or is under "common control" with the Employer, or is a member of an "affiliated service group" that includes the Employer, as those terms are defined in section 414(b), (c), (m) or (o) of the Code.

1.2.     AGGREGATION GROUP -- a grouping of this Plan and:

         (a) if any Participant in the Plan is a key employee, each other qualified pension, profit sharing or stock bonus plan of the Aggregated Employers in which a key employee is a Participant (and for this purpose, a key employee shall be considered a Participant only during periods when the Participant is actually accruing benefits and not during periods when the Participant has preserved accrued benefits attributable to periods of participation when the Participant was not a key employee); and

         (b) each other qualified pension, profit sharing or stock bonus plan of the Aggregated Employers which is required to be taken into account for this Plan or any plan described in paragraph
                  (a) above to satisfy the qualification requirement that this Plan cover a nondiscriminatory group of employers as provided under section 410(b) of the Code or the requirement that benefits be nondiscriminatory under section 401(a)(4) of the Code; and

         (c) each other qualified pension, profit sharing or stock bonus plan of the Aggregated Employers which is not included in paragraph (a) or (b) above, but which the Employer elects to include in the Aggregation Group and which, when included, would not cause the Aggregation Group to fail to satisfy the qualification requirement that the Aggregation Group of plans cover a nondiscriminatory group of employees as provided under section 410(b) of the Code or the requirement that benefits be nondiscriminatory under section 401(a)(4) of the Code.

1.3. DETERMINATION DATE -- for the first (1st) plan year of a plan, the last day of such first (1st) plan year, and for each subsequent plan year, the last day of the immediately preceding plan year.

1.4. FIVE PERCENT OWNER -- for each Aggregated Employer that is a corporation, any person who owns (or is considered to own within the meaning of the Shareholder Attribution Rules) more than five percent (5%) of the value of the outstanding stock of the corporation or stock possessing more than five percent (5%) of the total combined voting power of the corporation, and, for each Aggregated Employer that is not a corporation, any person who owns more than five percent (5%) of the capital interest or the profits interest in such Aggregated Employer. For the purposes of determining ownership percentages, each corporation, partnership and proprietorship otherwise required to be aggregated shall be viewed as a separate entity.

1.5. KEY EMPLOYEE -- each Participant (whether or not then an employee) who at any time during a plan year (or any of the four preceding plan years) is:

         (a) an officer of any Aggregated Employer (excluding persons who have the title of an officer but not the authority and including persons who have the authority of an officer but not the title) having an annual compensation from all Aggregated Employers for any such plan year in excess of fifty percent (50%) of the amount in effect under section 415(b)(1)(A) of the Code for any such plan year, or

         (b) one (l) of the ten (10) employees (not necessarily Participants) owning (or considered to own within the meaning of the Shareholder Attribution Rules) both more than one-half of one percent (1/2%) ownership interest in value and the largest percentage ownership interests in value of any of the Aggregated Employers (which are owned by employees) and who has an annual compensation from all the Aggregated Employers in excess of the limitation in effect under section 415(c)(1)(A) of the Code for any such plan year, or

         (c)      a Five Percent Owner, or

         (d) a One Percent Owner having an annual compensation from the Aggregated Employers of more than One Hundred Fifty Thousand Dollars ($150,000);

provided, however, that no more than fifty (50) employees (or, if lesser, the greater of three of all the Aggregated Employers' employees or ten percent of all the Aggregated Employers' employees) shall be treated as officers. The determination of whether a Participant is a Key Employee will be made in accordance with this definition and section 416(i)(1) of the Code and regulations thereunder. For the purposes of determining ownership percentages, each corporation, partnership and proprietorship otherwise required to be aggregated shall be viewed as a separate entity. For purposes of paragraph (b) above, if two (2) employees have the same interest in any of the Aggregated Employers, the employee having the greatest annual compensation from that Aggregated Employer shall be treated as having a larger interest. For the purpose of determining compensation, however, all compensation received from all Aggregated Employers shall be taken into account. The term "key employee" shall include the beneficiaries of a deceased key employee. Annual compensation means ss. 415 compensation as defined in Appendix A to this Plan Statement.

1.6. ONE PERCENT OWNER -- for each Aggregated Employer that is a corporation, any person who owns (or is considered to own within the meaning of the Shareholder Attribution Rules) more than one percent (l%) of the value of the outstanding stock of the corporation or stock possessing more than one percent (l%) of the total combined voting power of the corporation, and, for each Aggregated Employer that is not a corporation, any person who owns more than one percent (l%) of the capital or the profits interest in such Aggregated Employer. For the purposes of determining ownership percentages, each corporation, partnership and proprietorship otherwise required to be aggregated shall be viewed as a separate entity.

1.7. SHAREHOLDER ATTRIBUTION RULES -- the rules of section 318 of the Code, (except that subparagraph (C) of section 318(a)(2) of the Code shall be applied by substituting "5 percent" for "50 percent") or, if the Employer is not a corporation, the rules determining ownership in such Employer which shall be set forth in regulations prescribed by the Secretary of the Treasury.

1.8. TOP HEAVY AGGREGATION GROUP -- any Aggregation Group for which, as of the Determination Date, the sum of:

                  (i) the present value of the cumulative accrued benefits for key employees under all defined benefit plans included in such Aggregation Group; and

                  (ii) the aggregate of the accounts of Key Employees under all defined contribution plans included in such Aggregation Group,

exceed sixty percent (60%) of a similar sum determined for all employees. In applying the foregoing, the following rules shall be observed:

         (a) For the purpose of determining the present value of the cumulative accrued benefit for any employee under a defined benefit plan, or the amount of the account of any employee under a defined contribution plan, such present value or amount shall be increased by the aggregate distributions made with respect to such employee under the plan during the five (5) year period ending on the Determination Date.

         (b) Any rollover contribution (or similar transfer) initiated by the employee, made from a plan maintained by one employer to a plan maintained by another employer and made after December 31, 1983 to a plan shall not be taken into account with respect to the transferee plan for the purpose of determining whether such transferee plan is a Top Heavy Plan (or whether any Aggregation Group which includes such plan is a Top Heavy Aggregation Group). Any rollover contribution (or similar transfer) not described in the preceding sentence shall be taken into account with respect to the transferee plan for the purpose of determining whether such transferee plan is a Top Heavy Plan (or whether any Aggregation Group which includes such plan is a Top Heavy Aggregation Group).

         (c) If any individual is not a Key Employee with respect to a plan for any plan year, but such individual was a Key Employee with respect to a plan for any prior plan year, the cumulative accrued benefit of such employee and the account of such employee shall not be taken into account.

         (d) The determination of whether a plan is a Top Heavy Plan shall be made once for each plan year of the plan as of the Determination Date for that plan year.

         (e) In determining the present value of the cumulative accrued benefits of employees under a defined benefit plan, the determination shall be made as of the actuarial valuation date last occurring during the twelve (12) months preceding the Determination Date and shall be determined on the assumption that the employees terminated employment on the valuation date except as provided in section 416 of the Code and the regulations thereunder for the first and second plan years of a defined benefit plan. When aggregating plans, the value of account balances and accrued benefits shall be calculated with reference to the Determination Dates that fall within the same calendar year. The accrued benefit of any employee (other than a Key Employee) shall be determined under the method which is used for accrual purposes for all plans of the Employer or if there is no method which is used for accrual purposes under all plans of the Employer, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under Code section 411(b)(1)(C). Unless otherwise specified in the Adoption Agreement, in determining this present value, the mortality and interest assumptions shall be those which would be used by the Pension Benefit Guaranty Corporation in valuing the defined benefit plan if it terminated on such valuation date. The accrued benefit to be valued shall be the benefit expressed as a single life annuity.

         (f) In determining the accounts of employees under a defined contribution plan, the account values determined as of the most recent asset valuation occurring within the twelve (12) month period ending on the Determination Date shall be used. In addition, amounts required to be contributed under either the minimum funding standards or the plan's contribution formula shall be included in determining the account. In the first year of the plan, contributions made or to be made as of the Determination Date shall be included even if such contributions are not required.

         (g) If any individual has not performed any services for any Employer maintaining the plan at any time during the five (5) year period ending on the Determination Date, any accrued benefit of the individual under a defined benefit plan and the account of the individual under a defined contribution plan shall not be taken into account.

         (h) For this purpose, a terminated plan shall be treated like any other plan and must be aggregated with other plans of the Employer if it was maintained within the last five (5) years ending on the determination date for the plan year in question and would, but for the fact that it terminated, be part of the Aggregation Group for such plan year.

1.9.     TOP HEAVY PLAN-- a qualified plan under which (as of the Determination
Date):

                  (i) if the plan is a defined benefit plan, the present value of the cumulative accrued benefits for Key Employees exceeds sixty percent (60%) of the present value of the cumulative accrued benefits for all employees; and

                  (ii) if the plan is a defined contribution plan (including any simplified employee pension plan), the aggregate of the accounts of key employees exceeds sixty percent (60%) of the aggregate of all of the accounts of all employees.

In applying the foregoing, the following rules shall be observed:

         (a) Each plan of an Employer required to be included in an Aggregation Group shall be a Top Heavy Plan if such Aggregation Group is a Top Heavy Aggregation Group.

         (b) For the purpose of determining the present value of the cumulative accrued benefit for any employee under a defined benefit plan, or the amount of the account of any employee under a defined contribution plan, such present value or amount shall be increased by the aggregate distributions made with respect to such employee under the plan during the five (5) year period ending on the Determination Date.

         (c) Any rollover contribution (or similar transfer) initiated by the employee, made from a plan maintained by one Employer to a plan maintained by another Employer and made after December 31, 1983 to a plan shall not be taken into account with respect to the transferee plan for the purpose of determining whether such transferee plan is a Top Heavy Plan (or whether any Aggregation Group which includes such plan is a Top Heavy Aggregation Group). Any rollover contribution (or similar transfer) not described in the preceding sentence shall be taken into account with respect to the transferee plan for the purpose of determining whether such transferee plan is a Top Heavy Plan (or whether any Aggregation Group which includes such plan is a Top Heavy Aggregation Group).

         (d) If any individual is not a Key Employee with respect to a plan for any plan year, but such individual was a Key Employee with respect to the plan for any prior plan year, the cumulative accrued benefit of such employee and the account of such employee shall not be taken into account.

         (e) The determination of whether a plan is a Top Heavy Plan shall be made once for each plan year of the plan as of the Determination Date for that plan year.

         (f) In determining the present value of the cumulative accrued benefits of employees under a defined benefit plan, the determination shall be made as of the actuarial valuation date last occurring during the twelve (12) months preceding the Determination Date and shall be determined on the assumption that the employees terminated employment on the valuation date except as provided in section 416 of the Code and the regulations thereunder for the first and second plan years of a defined benefit plan. The accrued benefit of any employee (other than a Key Employee) shall be determined under the method which is used for accrual purposes for all plans of the Employer or if there is no method which is used for accrual purposes under all plans of the Employer, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under Code section 411(b)(1)(C). Unless otherwise specified in the Adoption Agreement, in determining this present value, the mortality and interest assumptions shall be those which would be used by the Pension Benefit Guaranty Corporation in valuing the defined benefit plan if it terminated on such valuation date. The accrued benefit to be valued shall be the benefit expressed as a single life annuity.

         (g) In determining the accounts of employees under a defined contribution plan, the account values determined as of the most recent asset valuation occurring within the twelve (12) month period ending on the Determination Date shall be used. In addition, amounts required to be contributed under either the minimum funding standards or the plan's contribution formula shall be included in determining the account. In the first year of the plan, contributions made or to be made as of the Determination Date shall be included even if such contributions are not required.

         (h) If any individual has not performed any services for any Employer maintaining the plan at any time during the five (5) year period ending on the Determination Date, any accrued benefit of the individual under a defined benefit plan and the account of the individual under a defined contribution plan shall not be taken into account.

         (i) For this purpose, a terminated plan shall be treated like any other plan and must be aggregated with other plans of the Employer if it was maintained within the last five (5) years ending on the determination date for the plan year in question and would, but for the fact that it terminated, be part of the Aggregation Group for such plan year.


                                    SECTION 2

                         DETERMINATION OF TOP HEAVINESS

Once each Plan Year, as of the Determination Date for that Plan Year, the administrator of this Plan shall determine if this Plan is a Top Heavy Plan.


                                    SECTION 3

                              CONTINGENT PROVISIONS

3.1. WHEN APPLICABLE. If this Plan is determined to be a Top Heavy Plan for any Plan Year, the following provisions shall apply for that Plan Year (and, to the extent hereinafter specified, for subsequent Plan Years), notwithstanding any provisions to the contrary in the Plan Statement.

3.2.     VESTING REQUIREMENT.

         3.2.1. GENERAL RULE. During any Plan Year that the Plan is determined to be a Top Heavy Plan, then all accounts of all Participants in a defined contribution plan that is a Top Heavy Plan and the accrued benefits of all Participants in a defined benefit plan that is a Top Heavy Plan shall be vested and nonforfeitable in accordance with the following schedule if, and to the extent, that it is more favorable than other provisions of the Plan
Statement:





        If the Participant Has
      Completed the Following                     The Participant's
      Years of Vesting Service:               Vested Percentage Shall Be:
      -------------------------              ---------------------------
        Less than 2 years                               0%
        2 years but less than 3 years                  20%
        3 years but less than 4 years                  40%
        4 years but less than 5 years                  60%
        5 years but less than 6 years                  80%
        6 years or more                               100%



The above vesting schedule, if applicable, shall apply to all accounts and benefits within the meaning of section 411(a)(7) of the Code except those attributable to employee contributions including contributions made and benefits accrued before the effective date of section 416 of the Code and before the Plan was a Top Heavy Plan. However, this Section 3.2.1 does not apply to the accounts of any Participant who does not have an Hour of Service after the Plan has initially become a Top Heavy Plan, and such Participant's Vested interests shall be determined without regard to this Section 3.2.1. The minimum allocation required (to the extent required to be Vested under section 416(b) of the Code) may not be forfeited under section 411(a)(3)(B) or 411(a)(3)(D) of the Code, and will be determined without regard to any contribution by the Employer for the Participant under the Federal Insurance Contribution Act.

         3.2.2. SUBSEQUENT YEAR. In each subsequent Plan Year that the Plan is determined not to be a Top Heavy Plan, the other nonforfeitability provisions of the Plan Statement (and not this section) shall apply in determining the vested and nonforfeitable rights of Participants who do not have five (5) or more years of Vesting Service (three (3) or more years of Vesting Service for Participants who have one (1) or more Hours of Service in any Plan Year beginning after December 31, 1988) as of the beginning of such subsequent Plan Year; provided, however, that they shall not be applied in a manner which would reduce the vested and nonforfeitable percentage of any Participant. The accounts and accrued benefits of all other Participants shall be vested and nonforfeitable in accordance with the more favorable of the schedule in Section 3.2.1 above or other provisions of the Plan Statement. If the Vesting Schedule under the Plan shifts in or out of the schedule set forth in Section 3.2.1 for any Plan Year (because of the Plan's status as a Top Heavy Plan), such shift is an amendment to the Vesting schedule and the election described in Section 5.2.1 of the Plan Statement shall apply.

3.3.     DEFINED CONTRIBUTION PLAN MINIMUM BENEFIT REQUIREMENT.

         3.3.1. GENERAL RULE. If this Plan is a defined contribution plan, then for any Plan Year that this Plan is determined to be a Top Heavy Plan, the Employer shall make a contribution for allocation to the account of each employee who is a Participant for that Plan Year and who is not a key employee in an amount (when combined with other Employer contributions and forfeited accounts allocated to the Participant's account) which is at least equal to three percent (3%) of such Participant's compensation. This contribution shall be made for each Participant who has not separated from service with the Employer at the end of the Plan Year (including for this purpose any Participant who is then on temporary layoff or authorized leave of absence or who, during such Plan Year, was inducted into the Armed Forces of the United States from employment with the Employer) including, for this purpose, each employee of the Employer who would have been a Participant if the Participant had:

         (a) completed one thousand (1,000) Hours of Service (or the equivalent) during the Plan Year, and

         (b)      made any mandatory contributions to the Plan, and

         (c) earned compensation in excess of the stated amount required for participation in the Plan.

The provision in this Section 3.3.1 shall not apply to any Participant to the extent the Participant is covered under any other plan or plans of the Employer and the Employer has provided in Article XIV of the Adoption Agreement that the minimum allocation or benefit requirement applicable to top-heavy plans will be met in the other plan or plans.

         3.3.2. SPECIAL RULE. Subject to the following rules, the percentage referred to in Section 3.3.1 of this Appendix shall not exceed the percentage at which contributions are made (or required to be made) under this Plan for the Plan Year for that Key Employee for whom that percentage is the highest for the Plan Year.

         (a) The percentage referred to above shall be determined by dividing the Employer contributions for such Key Employee for such Plan Year by so much of the Key Employee's compensation for such Plan Year as does not exceed One Hundred Fifty Thousand Dollars ($150,000) (as adjusted for cost-of-living increases in accordance with section 401(a)(17)(B) of the
                  Code).

         (b) For the purposes of this Section 3.3, all defined contribution plans required to be included in an Aggregation Group shall be treated as one (l) plan.

         (c) The exception contained in this Section 3.3.2 shall not apply to (be available to) this Plan if this Plan is required to be included in an Aggregation Group if including this Plan in an Aggregation Group enables a defined benefit plan to satisfy the qualification requirement that the defined benefit plan cover a nondiscriminatory group of employees as provided under section 410(b) of the Code.

         3.3.3. SALARY REDUCTION AND MATCHING CONTRIBUTIONS. For the purpose of this Section 3.3, all Employer contributions attributable to a salary reduction or similar arrangement shall be taken into account both for the purpose of determining the minimum percentage contribution required to be made for a particular Plan Year for a Participant who is not a Key Employee and for the purpose of determining whether that minimum contribution requirement has been satisfied. Effective for Plan Years beginning after December 31, 1988, for the purpose of this Section 3.3, all Employer contributions attributable to a salary reduction or similar arrangement and all Employer matching contributions shall be taken into account for the purpose of determining the minimum percentage contribution required to be made for a particular Plan Year for a Participant who is not a Key Employee but not for the purpose of determining whether that minimum contribution requirement has been satisfied.

3.4. PRIORITIES AMONG PLANS. In applying the minimum benefit provisions of this Appendix in any Plan Year that this Plan is determined to be a Top Heavy Plan, the following rules shall apply:

         (a) If an employee participates only in this Plan, the employee shall receive the minimum benefit applicable to this Plan.

         (b) If an employee participates in both a defined benefit plan and a defined contribution plan and only one (l) of such plans is a Top Heavy Plan for the Plan Year, the employee shall receive the minimum benefit applicable to the plan which is a Top Heavy Plan.

         (c) If an employee participates in both a defined contribution plan and a defined benefit plan and both are Top Heavy Plans, then the employee, for that Plan Year, shall receive the defined benefit plan minimum benefit unless for that Plan Year the employee has received Employer contributions and forfeitures allocated to the employee's account in the defined contribution plan in an amount which is at least equal to five percent (5%) of the employee's compensation.

         (d) If an employee participates in this Plan, and other defined contribution plans that are Top Heavy, the minimum benefit shall be made in the plan according to chronological order as determined by the effective date of each plan (using the original effective date of the plan) beginning with the most recently established plan. Any contribution required under this Section 3.4 for this

                  Plan is reduced by any contribution made to any other plan sponsored by the Employer.

3.5. ANNUAL COMPENSATION LIMIT. The Compensation of each employee taken into account under this Plan in any Plan Year shall not exceed the annual compensation limit under section 401(a)(17) of the Code, which is One Hundred Fifty Thousand Dollars ($150,000) (as adjusted under the Code for cost-of-living increases).

3.6. ANNUAL CONTRIBUTION LIMITS. For Plan Years beginning before January 1, 2000, the provisions of this Section 3.6 shall apply.

         3.6.1. GENERAL RULE. Notwithstanding anything apparently to the contrary in Appendix A to the Plan Statement, for any Plan Year that this Plan is a Top Heavy Plan, the defined benefit fraction and defined contribution fraction of Appendix A to the Plan Statement pertaining to limits under section 415 of the Code, shall be determined by substituting one hundred percent (100%) for one hundred twenty-five percent (125%).

         3.6.2. SPECIAL RULE. Section 3.6.1 of this Appendix shall not apply to any Top Heavy Plan if such Top Heavy Plan satisfies the following requirements:

         (a) MINIMUM BENEFIT REQUIREMENT. The Top Heavy Plan (and any plan required to be included in an Aggregation Group with such plan) satisfies the requirements of section 416(c)(1)(B) of the Code when such section is applied by substituting three percent (3%) for two percent (2%) and by increasing (but by no more than ten percentage points) twenty percent (20%) by one percentage point for each year for which the plan was taken into account under this Section 3.6. Section 3.3.1 of this Appendix shall be applied by substituting "four percent (4%)" for "three percent (3%)." Section 3.4(c) of this Appendix shall be applied by substituting "seven and one-half percent (7-1/2%)" for "five percent (5%)."

         (b) NINETY PERCENT RULE. A Top Heavy Plan would not be a Top Heavy Plan if "ninety percent (90%)" were substituted for "sixty percent (60%)" each place that it appears in the definitions of Top Heavy Plan and Top Heavy Aggregation Group.

           3.6.3. TRANSITION RULE. If, but for this Section 3.6.3, Section 3.6.1 of this Appendix would begin to apply with respect to this Plan because it is a Top Heavy Plan, the application of Section 3.6.1 of this Appendix shall be suspended with respect to any individual so long as there are no:

         (a) Employer contributions, forfeitures or voluntary nondeductible contributions allocated to such individual (if this Plan is a defined contribution plan), or

         (b) accruals for such individual (if this Plan is a defined benefit plan).

         3.6.4. COORDINATING CHANGE. If this Plan is a Top Heavy Plan for any Plan Year, then for purposes of the Appendix A to the Plan Statement, section 415(e)(6)(i) of the Code shall be applied by substituting "Forty-one Thousand Five Hundred Dollars ($41,500)" for "Fifty-one Thousand Eight Hundred Seventy-five Dollars ($51,875)."

3.7. BARGAINING UNITS. The requirements of Section 3.2 through Section 3.5 of this Appendix shall not apply with respect to any employee included in a unit of employees covered by an agreement which the Secretary of Labor finds to be a collective bargaining agreement between employee representatives and one (1) or more Employers if there is evidence that retirement benefits are the subject of good faith bargaining between such employee representatives and such employer or employers.

                                   APPENDIX C

                       QUALIFIED DOMESTIC RELATIONS ORDERS


                                    SECTION 1

                                 GENERAL MATTERS

Terms defined in the Plan Statement shall have the same meanings when used in this Appendix.

1.1. GENERAL RULE. The Plan shall not honor the creation, assignment or recognition of any right to any benefit payable with respect to a Participant pursuant to a domestic relations order unless that domestic relations order is a qualified domestic relations order.

1.2. ALTERNATE PAYEE DEFINED. The only persons eligible to be considered alternate payees with respect to a Participant shall be that Participant's spouse, former spouse, child or other dependent.

1.3. DRO DEFINED. A domestic relations order is any judgment, decree or order (including an approval of a property settlement agreement) which relates to the provision of child support, alimony payments, or marital property rights to a spouse, former spouse, child or other dependent of a Participant and which is made pursuant to a state domestic relations law (including a community property law).

1.4. QDRO DEFINED. A qualified domestic relations order is a domestic relations order which creates or recognizes the existence of an alternate payee's right to (or assigns to an alternate payee the right to) receive all or a portion of the Account of a Participant under the Plan and which satisfies all of the following requirements.

         1.4.1. NAMES AND ADDRESSES. The order must clearly specify the name and the last known mailing address, if any, of the Participant and the name and mailing address of each alternate payee covered by the order.

         1.4.2. AMOUNT. The order must clearly specify the amount or percentage of the Participant's Account to be paid by the Plan to each such alternate payee or the manner in which such amount or percentage is to be determined.

         1.4.3. PAYMENT METHOD. The order must clearly specify the number of payments or period to which the order applies.

         1.4.4. PLAN IDENTITY. The order must clearly specify that it applies to this Plan.

         1.4.5. SETTLEMENT OPTIONS. Except as provided in Section 1.4.8 of this Appendix, the order may not require the Plan to provide any type or form of benefits or any option not otherwise provided under the Plan.

         1.4.6. INCREASED BENEFITS. The order may not require the Plan to provide increased benefits.

         1.4.7. PRIOR AWARDS. The order may not require the payment of benefits to an alternate payee which are required to be paid to another alternate payee under another order previously determined to be a qualified domestic relations order.

         1.4.8.   EXCEPTIONS. Notwithstanding Section 1.4.5 of this Appendix:

         (a) The order may require payment of benefits be made to an alternate payee before the Participant has separated from service:

                  (i) If the order requires payment as of a date that is on or after the date on which the Participant attains (or would have attained) the earliest payment date described in Section 1.4.10 of this Appendix, or

                  (ii) If the order requires (A) that payment of benefits be made to an alternate payee in a single lump sum as soon as is administratively feasible after the order is determined to be a qualified domestic relations order, and (B) does not contain any of the provisions described in Section 1.4.9 of this Appendix, and (C) provides that the payment of such single lump sum fully and permanently discharges all obligations of the Plan to the alternate payee.

         (b) The order may require that payment of benefits be made to an alternate payee as if the Participant had retired on the date on which payment is to begin under such order (but taking into account only the present value of benefits actually accrued).

         (c) The order may require payment of benefits to be made to an alternate payee in any form in which benefits may be paid under the plan to the Participant (other than in the form of a joint and survivor annuity with respect to the alternate payee and the Participant's subsequent spouse).

         1.4.9.   DEEMED SPOUSE. Notwithstanding the foregoing:

         (a) The order may provide that the former spouse of a Participant shall be treated as a surviving spouse of such Participant for the purposes of Section 7 of the

                  Plan Statement (and that any subsequent or prior spouse of the Participant shall not be treated as a spouse of the Participant for such purposes), and

         (b) The order may provide that, if the former spouse has been married to the Participant for at least one (1) year at any time, the surviving former spouse shall be deemed to have been married to the Participant for the one (1) year period ending on the date of the Participant's death.

         1.4.10. PAYMENT DATE DEFINED. For the purpose of Section 1.4.8 of this Appendix, the earliest payment date means the earlier of:

         (a) The date on which the Participant is entitled to a distribution under the Plan, or

         (b)      The later of (i) the date the Participant attains age fifty
                  (50) years, or (ii) the earliest date on which the Participant could begin receiving benefits under the plan if the Participant separated from service.


                                    SECTION 2

                                   PROCEDURES

2.1. ACTIONS PENDING REVIEW. During any period when the issue of whether a domestic relations order is a qualified domestic relations order is being determined by the Committee, the Committee shall cause the Plan to separately account for the amounts which would be payable to the alternate payee during such period if the order were determined to be a qualified domestic relations order.

2.2. REVIEWING DROS. Upon the receipt of a domestic relations order, the Committee shall determine whether such order is a qualified domestic relations order.

         2.2.1. RECEIPT. A domestic relations order shall be considered to have been received only when the Committee shall have received a copy of a domestic relations order which is complete in all respects and is originally signed, certified or otherwise officially authenticated.

         2.2.2. NOTICE TO PARTIES. Upon receipt of a domestic relations order, the Committee shall notify the Participant and all persons claiming to be alternate payees and all prior alternate payees with respect to the Participant that such domestic relations order has been received. The Committee shall include with such notice a copy of this Appendix.

         2.2.3. COMMENT PERIOD. The Participant and all persons claiming to be alternate payees and all prior alternate payees with respect to the Participant shall be afforded a comment period of thirty (30) days from the date such notice is mailed by the Committee in which to make comments or objections to the Committee concerning whether the domestic relations order is a qualified domestic relations order. By the unanimous written consent of the Participant and all persons claiming to be alternate payees and all prior alternate payees with respect to the Participant, the thirty (30) day comment period may be shortened.

         2.2.4. INITIAL DETERMINATION. Within a reasonable period of time after the termination of the comment period, the Committee shall give written notice to the Participant and all persons claiming to be alternate payees and all prior alternate payees with respect to the Participant of its decision that the domestic relations order is or is not a qualified domestic relations order. If the Committee determines that the order is not a qualified domestic relations order or if the Committee determines that the written objections of any party to the order being found a qualified domestic relations order are not valid, the Committee shall include in its written notice:

                  (i)      the specific reasons for its decision,

                  (ii) the specific reference to the pertinent provisions of this Plan Statement upon which its decision is based,

                  (iii) a description of additional material or information, if any, which would cause the Committee to reach a different conclusion, and

                  (iv) an explanation of the procedures for reviewing the initial determination of the Committee.

         2.2.5. APPEAL PERIOD. The Participant and all persons claiming to be alternate payees and all prior alternate payees with respect to the Participant shall be afforded an appeal period of sixty (60) days from the date such an initial determination and explanation is mailed in which to make comments or objections concerning whether the original determination of the Committee is correct. By the unanimous written consent of the Participant and all persons claiming to be alternate payees and all prior alternate payees with respect to the Participant, the sixty (60) day appeal period may be shortened.

         2.2.6. FINAL DETERMINATION. In all events, the final determination of the Committee shall be made not later than eighteen (18) months after the date on which first payment would be required to be made under the domestic relations order if it were a qualified domestic relations order. The final determination shall be communicated in writing to the Participant and all persons claiming to be alternate payees and all prior alternate payees with respect to the Participant.

2.3. FINAL DISPOSITION. If the domestic relations order is finally determined to be a qualified domestic relations order and all comment and appeal periods have expired, the Plan shall pay all amounts required to be paid pursuant to the domestic relations order to the alternate payee entitled thereto If the domestic relations order is finally determined not to be a qualified domestic relations order and all comment and appeal periods have expired, benefits under the Plan shall be paid to the person or persons who would have been entitled to such amounts if there had been no domestic relations order.

2.4. ORDERS BEING SOUGHT. If the Committee has notice that a domestic relations order is being or may be sought but has not received the order, the Committee shall not (in the absence of a written request from the Participant) delay payment of benefits to a Participant or beneficiary which otherwise would be due. If the Committee has determined that a domestic relations order is not a qualified domestic relations order and all comment and appeal periods have expired, the Committee shall not (in the absence of a written request from the Participant) delay payment of benefits to a Participant or beneficiary which otherwise would be due even if the Committee has notice that the party claiming to be an alternate payee or the Participant or both are attempting to rectify any deficiencies in the domestic relations order. Notwithstanding the above, after the commencement of a divorce action, the Committee shall comply with a restraining order, duly issued by the court handling the divorce, reasonably prohibiting the disposition of a Participant's benefits pending the submission to the Committee of a domestic relations order or prohibiting the disposition of a Participant's pending resolution of a dispute with respect to a domestic relations order.


                                    SECTION 3

                               PROCESSING OF AWARD

3.1. GENERAL RULES. If a benefit is awarded to an alternate payee pursuant to an order which has been finally determined to be a qualified domestic relations order, the following rules shall apply.

         3.1.1. SOURCE OF AWARD. If a Participant shall have a Vested interest in more than one Account under the Plan, the benefit awarded to an alternate payee shall be withdrawn from the Participant's Accounts in proportion to the Participant's Vested interest in each of them.

         3.1.2. EFFECT ON ACCOUNT. For all purposes of the Plan, the Participant's Account (and all benefits payable under the Plan which are derived in whole or in part by reference to the Participant's Account) shall be permanently diminished by the portion of the Participant's Account which is awarded to the alternate payee. The benefit awarded to an alternate payee shall be considered to have been a distribution from the Participant's Account for the limited purpose of applying the rules of Section 5.1.3 of the Plan Statement.

         3.1.3. AFTER DEATH. After the death of an alternate payee, all amounts awarded to the alternate payee which have not been distributed to the alternate payee and which continue to be payable shall be paid in a single lump sum distribution to the personal representative of the alternate payee's estate as soon as administratively feasible unless the qualified domestic relations order clearly provides otherwise. The Participant's beneficiary designation shall not be effective to dispose of any portion of the benefit awarded to an alternate payee unless the qualified domestic relations order clearly provides otherwise.

         3.1.4. IN-SERVICE BENEFITS. The in-service distribution and the loan provisions of Section 7 of this Plan Statement shall not be applicable to the benefit awarded to an alternate payee.

3.2. SEGREGATED ACCOUNT. If the Committee determines that it would facilitate the administration or the distribution of the benefit awarded to the alternate payee or if the qualified domestic relations order so requires, the benefit awarded to the alternate payee shall be established on the books and records of the Plan as a separate account belonging to the alternate payee.

3.3. FORMER ALTERNATE PAYEES. If an alternate payee has received all benefits to which the alternate payee is entitled under a qualified domestic relations order, the alternate payee will not at any time thereafter be deemed to be an alternate payee or prior alternate payee for any substantive or procedural purpose of this Plan.

                                   APPENDIX D

                      401(K), 401(M), AND 402(G) COMPLIANCE


         INTRODUCTION. This Appendix D contains rules for complying with the nondiscrimination provisions of sections 401(k) and 401(m) of the Code and the limitations imposed under Section 402(g) of the Code.

         PRIORITY. Determinations under this Appendix shall be made in the following order:

         (1)   Excess deferrals under Section 1,

         (2)   Excess contributions under Section 2,

         (3)   Excess aggregate contributions under Section 3.

The amount of excess contributions shall be reduced by excess deferrals previously distributed to such Participant for the Participant's taxable year ending with or within such Plan Year.


                                    SECTION 1

                            SECTION 402(G) COMPLIANCE

1.1.     EXCESS DEFERRALS.

         1.1.1. IN GENERAL. A Participant may attribute to this Plan any excess deferrals made during a taxable year of the Participant by notifying the Committee in writing not later than the March 1 following such taxable year of the amount of the excess deferral to be assigned to the Plan. A Participant shall be deemed to have notified the Plan of excess deferrals to the extent the Participant has excess deferrals for the taxable year calculated by taking into account only the amount of elective contributions allocated to the Participant's Retirement Savings Account and to any other plan of the Employer and Affiliates. Notwithstanding any other provision of the Plan Statement, a Participant's excess deferrals, plus any income and minus any loss allocable thereto, shall be distributed to the Participant no later than the first April 15 following the close of the Participant's taxable year.

         1.1.2. DEFINITIONS. For purposes of this Appendix, excess deferrals shall mean the amount of elective contributions allocated to the Participant's Retirement Savings Account for a Participant's taxable year and which the Participant or the Employer, where applicable, allocates to this Plan pursuant to the claim procedure described below.

         1.1.3. CLAIMS. The Participant's claim shall be in writing; shall be submitted to the Committee not later than March 1 with respect to the immediately preceding taxable year; shall specify the amount of the Participant's excess deferrals for the preceding taxable year; and shall be accompanied by the Participant's written statement that if such amounts are not distributed, such excess deferrals, when added to amounts deferred under other plans or arrangements described in sections 401(k), 408(k), 457, 501(c)(18) or 403(b) of the Code, will exceed the limit imposed on the Participant by section 402(g) of the Code for the taxable year in which the deferral occurred. The Employer shall notify the Plan on behalf of the Participant where the excess deferrals occur in the Plan or the combined plans of the Employer and Affiliates.

         1.1.4. DETERMINATION OF INCOME OR LOSS. The excess deferrals shall be adjusted for income or loss. Unless the Committee and the Trustee agree otherwise in writing, the income or loss allocable to excess deferrals shall be determined by multiplying the income or loss allocable to the Participant's elective contributions for the Plan Year ending within such preceding taxable year by a fraction, the numerator of which is the excess deferrals on behalf of the Participant for such preceding taxable year and the denominator of which is the Participant's Retirement Savings Account balance attributable to elective contributions on the Valuation Date coincident with or immediately before the last day of such preceding taxable year without regard to any income or loss occurring during such taxable year. Unless the Committee and the Trustee agree otherwise in writing, the excess deferrals shall not be adjusted for income or loss for the period between the Valuation Date coincident with or immediately before the last day of such preceding taxable year and the date of distribution of the excess deferrals (the "gap period"). If the Committee and the Trustee agree in writing to adjust for income and loss for the gap period, the income or loss allocable for such gap period shall be equal to ten percent (10%) of the income or loss allocable to the distributable excess deferrals for the applicable taxable year multiplied by the number of whole calendar months that have elapsed since the Valuation Date coincident with or immediately before the last day of such taxable year, including the month of distribution if distribution occurs after the fifteenth (15th) of such month.

         1.1.5. ACCOUNTING FOR EXCESS DEFERRALS. Excess deferrals shall be distributed from the Participant's Retirement Savings Account.

         1.1.6. ORPHANED MATCHING CONTRIBUTIONS. If excess deferrals are distributed pursuant to this Section 1.1, applicable matching contributions under Section 3.3 or Section 3.4 of the Plan Statement shall be treated as forfeitures and shall be used to reduce the next Employer matching contribution, but if there is no such contribution within one year after the date of distribution of the excess deferrals, shall be used to pay Plan expenses.

                                   SECTION 2

                            SECTION 401(K) COMPLIANCE

2.1.     SECTION 401(K) COMPLIANCE.

         2.1.1. SAFE HARBOR COMPLIANCE. If the Employer has elected in the Adoption Agreement that the Plan is intended to be a 401(k)/401(m) safe harbor plan, and the entire Plan satisfies the requirements of section 401(k)(12) of the Code for any Plan Year beginning after December 31, 1998, the provisions of this Section 2.1 of Appendix D shall not apply to the Plan for such Plan Year.

         2.1.2. DISAGGREGATION OF SAFE HARBOR PLAN. Pursuant to section 410(b)(4)(B) of the Code, the Employer may elect to apply section 410(b) of the Code separately to (a) the portion of the Plan that benefits only employees who satisfy age and service conditions under the Plan that are lower than the greatest minimum age and service conditions permitted under Code section 410(a)(1) (the "early entry plan"), and (b) the remaining portion of the Plan (the "safe harbor plan"). If the Employer makes such an election, the early entry plan and the safe harbor plan shall be treated separately for purposes of Code section 401(k) nondiscrimination requirements. The safe harbor requirements of Code section 401(k)(12) will be satisfied only with respect to the safe harbor plan.

         (a) EARLY ENTRY PLAN. Eligible employees who are not yet eligible to receive the required employer safe harbor contribution shall be in the early entry plan. The testing requirements of this Section 2.1 shall apply to the early entry plan. Each eligible employee's deferral percentage under Section 2.1.3
                  (c) shall be calculated based on Employer contributions credited to the eligible Employee's Retirement Savings Account for that portion of the Plan Year during which such eligible employee participates in the early entry plan and Recognized Compensation earned for that portion of the Plan Year during which such eligible employee participates in the early entry plan.

         (b) SAFE HARBOR GROUP. Eligible employees who are eligible to receive the required employer safe harbor contribution shall be included in the safe harbor plan. If the requirements of section 401(k)(12) of the Code are satisfied with respect to the safe harbor plan for a Plan Year, the testing requirements of this Section 2.1 shall not apply to the safe harbor plan for such Plan Year.

         (c) HIGHLY COMPENSATED EMPLOYEES. Employer contributions credited to the eligible employee's Retirement Savings Account made on behalf of a Highly Compensated Employee who is in both the early entry plan and the safe harbor plan during the same Plan Year shall not be aggregated and treated as made under one arrangement under section 1.401(k)-1(g)(1)(ii)(B) of the income tax regulations because a Participant cannot simultaneously be a Participant under both such plans.

         2.1.3. SPECIAL DEFINITIONS. For purposes of this Section 2, the following special definitions shall apply:

         (a) An ELIGIBLE EMPLOYEE means an individual who is entitled to provide a Retirement Savings Election for all or a part of the Plan Year (whether or not the individual does so). If, for any Plan Year, the Participants who have not satisfied the minimum age and service requirements specified in section 410(a)(1) of the Code (i.e., have not completed one year of service and attained age twenty-one years), would satisfy the requirements of section 410(b)(1) (i.e., the "ratio percentage" or "average benefit percentage" coverage test) if tested separately from other Participants, then, for that Plan Year, the Participants who have not satisfied such minimum age and service requirements and are not Highly Compensated Employees with respect to that Plan Year may, at the election of the Committee, be entirely excluded from consideration in determining who is an eligible employee.

         (b) An ELIGIBLE HIGHLY COMPENSATED EMPLOYEE means an eligible employee who is a Highly Compensated Employee.

         (c) DEFERRAL PERCENTAGE means the ratio (calculated separately for each eligible employee) of:

                  (i) the total amount, for the Plan Year, of Employer contributions credited to the eligible employee's Retirement Savings Account (excluding any Employer contributions to the Retirement Savings Account taken into account in determining the contribution percentage in Section 3.1.3(c)(i) of this Appendix, provided the 401(k) test in this Section 2.1 is satisfied both with and without exclusion of such contributions, and excluding Employer contributions to the Retirement Savings Account returned to eligible employees pursuant to Appendix A to this Plan Statement as an excess annual addition), and if the Committee elects, all or a portion of the amount for the Plan Year of Employer contributions credited to the eligible employee's Employer Matching Account or Employer Profit Sharing Account, or both, that are fully (100%) vested and are not subject to in-service distributions (excluding any Employer contributions to the Employer Matching Account or Employer Profit Sharing Account, or both, that are taken into account in determining the contribution percentage in Section 3.1.3(c)(i)) of this Appendix, to

                  (ii) the eligible employee's compensation, as defined below, for the portion of such Plan Year that the employee is an eligible employee.

                  For this purpose, Employer contributions will be considered made in the Plan Year if they are allocated as of a date during such Plan Year and are delivered to the Trustee within twelve (12) months after the end of such Plan Year.

        (d) COMPENSATION means compensation for services performed for the Employer defined as "ss. 415 compensation" in Appendix A to this Plan Statement. Notwithstanding the definition of "ss. 415 compensation" in Appendix A to this Plan Statement, compensation shall always be determined on a cash (and not on an accrual) basis and compensation shall be determined on a Plan Year basis (which is not necessarily the same as the limitation year). An eligible employee's compensation for a Plan Year shall not exceed the annual compensation limit under section 401(a)(17) of the Code, which is One Hundred Sixty Thousand Dollars ($160,000) (as adjusted under the Code for cost-of-living increases).

        (d) AVERAGE DEFERRAL PERCENTAGE means, for a specified group of eligible employees for the Plan Year, the average of the deferral percentages for all eligible employees in such group.

         2.1.4. SPECIAL RULES. For purposes of this Section 2.1, the following special rules apply:

        (a) ROUNDING. The deferral percentage of each eligible employee and the average deferral percentage for each group of eligible employees shall be calculated to the nearest one-hundredth of one percent.

        (b) MULTIPLE PLANS. In the case of an eligible Highly Compensated Employee who participates in any other plan of the Employer and Affiliates (other than an employee stock ownership plan described in sections 409(a) and 4975(e)(7) of the Code) to which Employer contributions are made on behalf of the eligible Highly Compensated Employee pursuant to a salary reduction agreement, all such Employer contributions, and if used to determine the deferral percentage of eligible employees, matching contributions (as defined in section 401(m)(4)(A) of the Code which meet the requirements of sections 401(k)(2)(B) and 401(k)(2)(C) of the Code) or qualified nonelective contributions (within the meaning of section 401(m)(4)(C) of the Code), or both, shall be aggregated for purposes of determining the eligible Highly Compensated Employee's deferral percentage; provided, however, that such Employer contributions made under an employee stock ownership plan shall not be aggregated.

        (c) PERMISSIVE AGGREGATION. If this Plan satisfies the requirements of sections 401(k), 401(a)(4) or 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such sections of the Code only if aggregated with this Plan, then this Section 2.1 shall be applied by determining the average deferral percentage of eligible employees as if all such plans were a single plan. Plans may be aggregated in order to satisfy section 401(k) of the Code only if they have the same Plan Year and use the same 401(k) testing method.

         2.1.5. THE 401(K) TESTS. Notwithstanding the foregoing provisions, the Plan is required to comply with (a) or (b) below:

        (a) CURRENT YEAR TESTING METHOD. If the Employer has elected the current year testing method in the Adoption Agreement, the Plan is required to satisfy at least one of the following two
                  (2) tests for the Plan Year:

                  TEST 1: The average deferral percentage for the group of eligible Highly Compensated Employees for the current Plan Year is not more than the average deferral percentage of all other eligible employees for the current Plan Year multiplied by one and twenty-five hundredths (1.25).

                  TEST 2: The excess of the average deferral percentage for the group of eligible Highly Compensated Employees for the current Plan Year over the average deferral percentage of all other eligible employees for the current Plan Year is not more than two (2) percentage points, and the average deferral percentage for the group of eligible Highly Compensated Employees for the current Plan Year is not more than the average deferral percentage of all other eligible employees for the current Plan Year multiplied by two (2).

                  The Committee may, however, elect in accordance with IRS Notice 98-1 or any such further guidance issued by the Secretary of the Treasury to change to the prior year testing method for Tests 1 and 2 above. Any election made by the Committee to use the prior year testing method may only be made in the manner prescribed by the Secretary of the Treasury. If an election is made to use the current year testing method for the 401(k) test, a similar election must be made for the 401(m) test.

         (b) PRIOR YEAR TESTING METHOD. If the Employer has elected the prior year testing method in the Adoption Agreement, the Plan is required to satisfy at least one of the following (2) tests for the Plan Year:

                  TEST 1: The average deferral percentage for the group of eligible Highly Compensated Employees for the current Plan Year is not more than the average deferral percentage of all other eligible employees for the prior Plan Year multiplied by one and twenty-five hundredths (1.25).

                  TEST 2: The excess of the average deferral percentage for the group of eligible Highly Compensated Employees for the current Plan Year over the average deferral percentage of all other eligible employees for the prior Plan Year is not more than two (2) percentage points, and the average deferral percentage for the group of eligible Highly Compensated Employees for the current Plan Year is not more than the average deferral percentage of all other eligible employees for the prior Plan Year multiplied by two (2).

                  The Committee may, however, elect in accordance with IRS Notice 98-1 or any such further guidance issued by the Secretary of the Treasury to change to the current year testing method for Tests 1 and 2 above. Any election made by the Committee to use the current year testing method may only be made in the manner prescribed by the Secretary of the Treasury. If an election is made to use the current year testing method for the 401(k) test, a similar election must be made for the 401(m) test.

                  If the Employer has elected the prior year method, for the first Plan Year of the Plan (unless the Plan is a successor plan as defined in guidance published by the Secretary of the Treasury) the average deferral percentage of eligible employees other than Highly Compensated Employees shall be deemed to be three percent (3%) in Tests 1 and 2 above, unless the Adoption Agreement provides that the average deferral percentage of non-Highly Compensated Employees for the current Plan Year shall be used. For this purpose, the "first Plan Year" is the first Plan Year in which a Plan provides for elective contributions. This rule does not apply if, for such Plan Year, the Plan is aggregated under Treas. Reg. 1.401(k)-1(g)(11) with any other plan that was or that included a section 401(k) plan in the prior year.

           2.1.6. PREVENTATIVE ACTION PRIOR TO PLAN YEAR END. If the Committee determines that neither of the tests described in Section 2.1.5 of this Appendix will be satisfied (or may not be satisfied) for a Plan Year, then during such Plan Year, the Committee may from time to time establish (and modify) a maximum amount of contributions that can be made pursuant to a Retirement Savings Election by eligible Highly Compensated Employees that is less than the amount that would otherwise be permitted. No contributions shall be permitted to be made in excess of that maximum after the date such maximum is effective. The Committee shall prescribe rules concerning such modifications, including the frequency of applying the tests described in Section 2.1.5 of this Appendix and the commencement and termination dates for any modifications.

2.2.       DISTRIBUTION OF EXCESS CONTRIBUTIONS.

           2.2.1. IN GENERAL. Notwithstanding any other provision of the Plan Statement, excess contributions for a Plan Year, plus any income and minus any loss allocable thereto, shall be distributed no later than the last day of the following Plan Year, to eligible Highly Compensated Employees as determined in this Section. If such excess contributions are distributed more than two and one-half (2-1/2) months after the last day of the Plan Year in which such excess arose, a ten percent (10%) excise tax will be imposed on the Employer as provided in section 4979 of the Code.

         2.2.2. DETERMINING EXCESS CONTRIBUTIONS. For purposes of this Section 2.2, excess contributions shall mean, with respect to any Plan Year, the excess of:

         (a) the aggregate amount of Employer contributions taken into account in computing the average deferral percentage (as defined in Section 2.1 of this Appendix) of eligible Highly Compensated Employees for such Plan Year, over

         (b)      the maximum amount of such contributions permitted by the
                  section 401(k) test described in Section 2.1 of this Appendix. Such maximum amount of contributions shall be determined by reducing (not distributing) eligible Highly Compensated Employees' contributions as follows:

                  (i) The contributions made pursuant to a Retirement Savings Election of the eligible Highly Compensated Employee who has the highest deferral percentage (as defined in Section 2.1 of this Appendix) shall be reduced by the amount required to cause such eligible Highly Compensated Employee's deferral percentage to equal the next highest deferral percentage of an eligible Highly Compensated Employee.

                  (ii) If neither the tests is satisfied after such reduction, the contributions made pursuant to a Retirement Savings Election of the eligible Highly Compensated Employees who then have the highest deferral percentage (including those eligible Highly Compensated Employees whose contributions were reduced under (i) above) shall be reduced by the amount required to cause such eligible Highly Compensated Employees' deferral percentage to equal the next highest deferral percentage of an eligible Highly Compensated Employee.

                  (iii) If neither of the tests is satisfied after such reduction, this method of reduction shall be repeated one or more additional times until one of the tests is satisfied.

           2.2.3. METHOD OF DISTRIBUTING EXCESS CONTRIBUTIONS. Excess contributions, plus any income and minus any loss allocable thereto, shall be distributed to eligible Highly Compensated Employees. The amount of excess contributions to be distributed on behalf of each eligible Highly Compensated Employee for the Plan Year shall be equal to the amount of reduction determined as follows:

         (a) The contributions made pursuant to a Retirement Savings Election of the eligible Highly Compensated Employee who has the highest dollar amount of such contributions shall be reduced by the amount required to cause such eligible Highly Compensated Employee's contributions to equal the next highest dollar amount contributed by eligible Highly Compensated Employees (and the amount credited pursuant to Section 3.2 of the Plan Statement, and the applicable amount, if any, credited pursuant to Section 3.3 or Section 3.4 of the Plan Statement shall be reduced accordingly).

         (b) If any excess contributions remain after performing (a), then the eligible Highly Compensated Employees who have the next highest dollar amount of contributions made pursuant to a Retirement Savings Election (including those eligible Highly Compensated Employees reduced under (a) above) shall be reduced by the amount required to cause such eligible Highly Compensated Employees' contributions to equal the next highest dollar amount contributed by eligible Highly Compensated Employees (and the amount credited pursuant to Section 3.2 of the Plan Statement, and the applicable amount, if any, credited pursuant to Section 3.3 or Section 3.4 of the Plan Statement shall be reduced accordingly).

         (c)      If any excess contributions remain after performing (a) and
                  (b), this method of reduction shall be repeated one or more additional times until no excess contributions remain.

Provided, however, if the total amount of reduction determined in (a), (b) and
(c) would be greater than the amount of excess contributions, then the final reduction amount shall be decreased so that the total amount of reductions equals the amount of excess contributions.

           2.2.4. DETERMINATION OF INCOME OR LOSS. The excess contributions to be distributed to any eligible Highly Compensated Employee shall be adjusted for income or loss. Unless the Committee and the Trustee agree otherwise in writing, the income or loss allocable to excess contributions to be distributed shall be determined by multiplying the income or loss allocable to the eligible Highly Compensated Employee's elective contributions, and if used to determine an eligible

Highly Compensated Employee's deferral percentage under Section 2.1 of this Appendix, matching contributions (as defined in section 401(m)(4) of the Code which meet the requirements of sections 401(k)(2)(B) and 401(k)(2)(C) of the
Code) or qualified nonelective contributions (within the meaning of section 401(m)(4)(C) of the Code), or both, for the Plan Year by a fraction, the numerator of which is the excess contributions to be distributed to the eligible Highly Compensated Employee for the Plan Year and the denominator of which is the sum of the eligible Highly Compensated Employee's account balances attributable to elective contributions and such matching contributions or qualified nonelective contributions, or both, on the last day of the Plan Year, without regard to any income or loss occurring during such Plan Year. Unless the Committee and the Trustee agree otherwise in writing, excess contributions shall not be adjusted for income or loss for the period between the Valuation Date coincident with or immediately before the last day of such preceding taxable year and the date of distribution of the excess contributions (the "gap period"). If the Committee and the Trustee agree in writing to adjust for income or loss for the gap period, the income or loss allocable for such period shall be equal to ten percent (10%) of the income or loss allocable to the distributable excess contributions for the applicable taxable year multiplied by the number of whole calendar months that have elapsed since the Valuation Date coincident with or immediately before the last day of such taxable year, including the month of distribution if distribution occurs after the fifteenth
(15th) of such month.

         2.2.5. ORPHANED MATCHING CONTRIBUTIONS. If excess contributions are distributed pursuant to this Section 2.2, applicable matching contributions under Section 3.3 or Section 3.4 of the Plan Statement shall be treated as forfeitures and shall be used to reduce the next Employer matching contribution, but if there is no such contribution within one year after the date of distribution of the excess contributions, shall be used to pay Plan expenses.

2.3.     SECTION 401(K) CURATIVE ALLOCATION.

         2.3.1. AMOUNT AND ELIGIBILITY. If neither of the section 401(k) tests set forth in Section 2.1 of this Appendix has been satisfied and a distribution of excess contributions has not been made pursuant to Section 2.2 of this Appendix, and if the Employer has elected in the Adoption Agreement to use the current year testing method, then the Employer shall make a discretionary contribution for that Plan Year. Forfeitures shall not be included in this allocation. Only those Participants who were not eligible Highly Compensated Employees for that Plan Year and for whom some contribution was made pursuant to
Section 3.2 of the Plan Statement for such Plan Year shall share in such allocation. This allocation shall be made first to the Participant with the least amount of compensation and then, in ascending order of compensation, to other Participants. The amount of the Employer discretionary contribution to be so allocated shall be that amount required to cause the Plan to satisfy either of the section 401(k) tests set forth in Section 2.1 of this Appendix for the Plan Year; provided, however, that in no case shall amounts be so allocated to cause a Participant's deferral percentage to exceed twenty percent (20%). Such Employer discretionary contribution shall be treated as elective contributions subject to section 1.401(k)-1(b)(5) of the income tax regulations, which is incorporated herein.

         2.3.2. CREDITING TO ACCOUNT. The Employer discretionary contribution which is so allocated to a Participant shall be allocated to that Participant's Retirement Savings Account for the Plan Year with respect to which it is made and, for the purposes of Section 4 of the Plan Statement, shall be credited as soon as practicable after it is received by the Trustee.


                                    SECTION 3

                            SECTION 401(M) COMPLIANCE

3.1.     SECTION 401(M) COMPLIANCE.

         3.1.1. SAFE HARBOR COMPLIANCE. If the Employer has elected in the Adoption Agreement that the Plan is intended to be a 401(k)/401(m) safe harbor plan, and the entire Plan satisfies the requirements of section 401(m)(11) of the Code for any Plan Year beginning after December 31, 1998, the provisions of this Section 3.1 of Appendix D shall not apply to the Plan for such Plan Year.

         3.1.2. DISAGGREGATION OF SAFE HARBOR PLAN . Pursuant to section 410(b)(4)(B) of the Code, the Employer may elect to apply section 410(b) of the Code separately to (a) the portion of the Plan that benefits only Employees who satisfy age and service conditions under the Plan that are lower than the greatest minimum age and service conditions permitted under Code section 410(a)(1) (the "early entry plan"), and (b) the remaining portion of the Plan (the "safe harbor plan"). If the Employer makes such an election, the early entry plan and the safe harbor plan shall be treated separately for purposes of Code section 401(m) nondiscrimination requirements. The safe harbor requirements of Code section 401(m)(11) will be satisfied only with respect to the safe harbor plan.

         (a) EARLY ENTRY PLAN. Eligible employees who are not yet eligible to receive the required employer safe harbor contribution shall be in the early entry plan. The testing requirements of this Section 3.1 shall apply to the early entry plan. Each eligible employee's contribution percentage under Section
                  3.1.3 (c) shall be calculated based on Employer contributions credited to the eligible employee's Matching Account for that portion of the Plan Year during which such eligible employee participates in the early entry plan and Recognized Compensation earned for that portion of the Plan Year during which such eligible employee participates in the early entry plan.

         (b) SAFE HARBOR GROUP. Eligible employees who are eligible to receive the required employee safe harbor contribution shall be included in the safe harbor plan. If the requirements of section 401(m)(11) of the Code are satisfied with respect to the safe harbor plan for a Plan Year, the testing requirements of this Section 3.1 shall not apply to the safe harbor plan for such Plan Year.

         (c) HIGHLY COMPENSATED EMPLOYEES. Employer contributions credited to the eligible employee's Matching Account made on behalf of a Highly Compensated Employee who is in both the early entry plan and the safe harbor plan during the same Plan Year shall not be aggregated and treated as made under one arrangement under section 1.401(m)-1(f)(1)(ii)(B) of the income tax regulations because a Participant cannot simultaneously be a Participant under both such plans.

         3.1.3. SPECIAL DEFINITIONS. For purposes of this Section 3, the following special definitions shall apply:

         (a) An ELIGIBLE EMPLOYEE means an individual who is eligible to receive an Employer matching contribution for any portion of the Plan Year (whether or not the individual does so). If, for any Plan Year, the Participants who have not satisfied the minimum age and service requirements specified in section 410(a)(1) of the Code (i.e., have not completed one year of service and attained age twenty-one years), would satisfy the requirements of section 410(b)(1) (i.e., the "ratio percentage" or "average benefit percentage" coverage test) if tested separately from other Participants, then, for that Plan Year, the Participants who have not satisfied such minimum age and service requirements and are not Highly Compensated Employees with respect to that Plan Year may, at the election of the Committee, be entirely excluded from consideration in determining who is an eligible employee.

         (b) An ELIGIBLE HIGHLY COMPENSATED EMPLOYEE means an eligible employee who is a Highly Compensated Employee.

         (c) CONTRIBUTION PERCENTAGE means the ratio (calculated separately for each eligible employee) of:

                  (i) the total amount, for the Plan Year, of Employer contributions credited to the eligible employee's Employer Matching Account (excluding any Employer matching contributions taken into account in determining the deferral percentage under Section 2.1.3(c)(i) of this Appendix), and if the Committee elects:

                           (A)      all or a portion of the Employer
                                    contributions credited to the eligible
                                    employee's Employer Profit Sharing Account that are fully (100%) vested and are not subject to in-service distributions (excluding any Employer profit sharing contributions used in determining the deferral percentage under Section 2.1.3(c)(i) of this Appendix); and

                           (B)      all or a portion of the Employer
                                    contributions credited to the eligible
                                    employee's Retirement Savings Account,
                                    provided that the 401(k) compliance testing under Section 2.1 of this Appendix is satisfied both with and without exclusion of such Employer contributions, to

                  (ii) the eligible employee's compensation, as defined below for the portion of such Plan Year that the employee is an eligible employee.

                  For this purpose, Employer contributions will be considered made in the Plan Year if they are allocated as of a date during such Plan Year and are delivered to the Trustee within twelve (12) months after the end of such Plan Year. Such "contribution percentage" shall not include Employer contributions that are forfeited either to correct excess aggregate contributions or because the contributions to which they relate are excess deferrals pursuant to Section 1 of this Appendix, excess contributions pursuant to Section 2.2 of this Appendix or excess aggregate contributions pursuant to Section
                  3.2 of this Appendix.

         (d) COMPENSATION means compensation for services performed for the Employer defined as "ss. 415 compensation" in Appendix A to this Plan Statement. Notwithstanding the definition of "ss. 415 compensation" in Appendix A to this Plan Statement, compensation shall always be determined on a cash (and not on an accrual) basis and compensation shall be determined on a Plan Year basis (which is not necessarily the same as the limitation year). An eligible employee's compensation for a Plan Year shall not exceed the limit on annual compensation under section 401(a)(17) of the Code, which is One Hundred Sixty Thousand Dollars ($160,000) (as adjusted under the Code for cost-of-living expenses).

         (e) AVERAGE CONTRIBUTION PERCENTAGE means, for a specified group of eligible employees for the Plan Year, the average of the contribution percentages for all eligible employees in such group.

         3.1.4. SPECIAL RULES. For purposes of this Section 3.1, the following special rules apply:

         (a) ROUNDING. The contribution percentage of each eligible employee and the average contribution percentage for each group of eligible employees shall be calculated to the nearest one-hundredth of one percent.

         (b) MULTIPLE PLANS. In the case of an eligible Highly Compensated Employee who participates in any other plan of the Employer and Affiliates (other than an employee stock ownership plan described in sections 409(a) and 4975(e)(7) of the Code) to which Employer matching contributions are made on behalf of the eligible Highly Compensated Employee, all such Employer matching contributions, and if used to determine the contribution percentage of eligible employees, Employer contributions made pursuant to a salary reduction agreement or qualified nonelective contributions (within the meaning of section 401(m)(4)(C) of the Code), or both, shall be aggregated for purposes of determining the eligible Highly Compensated Employee's contribution percentage; provided, however, that such Employer contributions made under an employee stock ownership plan shall not be aggregated.

         (c) PERMISSIVE AGGREGATION. If this Plan satisfies the requirements of sections 401(m), 401(a)(4) or 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such sections of the Code only if aggregated with this Plan, then this Section 3.1 shall be applied by determining the average contribution percentage of eligible employees as if all such plans were a single plan. Plans may be aggregated in order to satisfy section 401(m) of the Code only if they have the same Plan Year and use the same 401(m) testing method.

         3.1.5. THE 401(M) TESTS. Notwithstanding the foregoing provisions, the Plan is required to comply with either (a) or (b) below:

         (a) CURRENT YEAR TESTING METHOD. If the Employer has elected the current year testing method in the Adoption Agreement, the Plan is required to satisfy at least one of the following two
                  (2) tests for the Plan Year:

                  TEST 1: The average contribution percentage for the group of eligible Highly Compensated Employees for the current Plan Year is not more than the average contribution percentage of all other eligible employees for the current Plan Year multiplied by one and twenty-five hundredths (1.25).

                  TEST 2: The excess of the average contribution percentage for the group of eligible Highly Compensated Employees for the current Plan Year over the average contribution percentage of all other eligible employees for the current Plan Year is not more than two (2) percentage points, and the average contribution percentage for the group of eligible Highly Compensated Employees for the current Plan Year is not more than the average contribution percentage of all other eligible employees for the current Plan Year multiplied by two (2).

                  The Committee may, however, elect in accordance with IRS Notice 98-1 or any such further guidance issued by the Secretary of the Treasury to change to the prior year testing method for Tests 1 and 2 above. Any election made by the Committee to use the prior year testing method may only be changed in the manner prescribed by the Secretary of the Treasury. If an election is made to use the current testing method for the 401(m) test, a similar election must be made for the 401(k) test.

         (b) PRIOR YEAR TESTING METHOD. If the Employer has elected the prior year testing method in the Adoption Agreement, the Plan is required to satisfy at least one of the following (2) tests for the Plan Year:

                  TEST 1: The average contribution percentage for the group of eligible Highly Compensated Employees for the current Plan Year is not more than the average contribution percentage of all other eligible employees for the prior Plan Year multiplied by one and twenty-five hundredths (1.25).

                  TEST 2: The excess of the average contribution percentage for the group of eligible Highly Compensated Employees for the current Plan Year over the average contribution percentage of all other eligible employees for the prior Plan Year is not more than two (2) percentage points, and the average contribution percentage for the group of eligible Highly Compensated Employees for the current Plan Year is not more than the average contribution percentage of all other eligible employees for the prior Plan Year multiplied by two (2).

                  The Committee may, however, elect in accordance with IRS Notice 98-1 or any such further guidance issued by the Secretary of the Treasury to change to the current year testing method for Tests 1 and 2 above. Any election made by the Committee to use the current year testing method may only be made in the manner prescribed by the Secretary of the Treasury. If an election is made to use the current year testing method for the 401(m) test, a similar election must be made for the 401(k) test.

                  If the Employer has elected the prior year method, for the first Plan Year of the Plan (unless the Plan is a successor plan as defined in guidance published by the Secretary of the Treasury) the average contribution percentage of eligible employees other than Highly Compensated Employees shall be deemed to be three percent (3%) in Tests 1 and 2 above, unless the Adoption Agreement provides that the average contribution percentage of non-Highly Compensated Employees for the current Plan Year shall be used. For this purpose, the "first Plan Year" is the first Plan Year in which a Plan provides for Employer matching contributions or nondeductible voluntary contributions. This rule does not apply if, for such Plan Year, the Plan is aggregated under Treas. Reg. 1.401(m)-1(f)(14) with any other plan that was or that included a section 401(m) plan in the prior year.

         To the extent prescribed under regulations issued by the Secretary of the Treasury, for a Plan Year in which Test 1 is not satisfied for the section 401(k) test in Section 2.1 of this Appendix, nor is Test 1 satisfied for the 401(m) test in this Section 3.1, the sum of the average deferral percentage and the average contribution percentage of the eligible Highly Compensated Employees must not exceed the "aggregate limit" defined below.

         "Aggregate limit" shall mean the greater of (a) or (b):

         (a)      The sum of:

                  (i) 125 percent of the greater of the average deferral percentage or the average contribution percentage of eligible non-Highly Compensated Employees for the Plan Year, plus

                  (ii) two percentage points plus the lesser of the average deferral percentage or the average contribution percentage of eligible non-Highly Compensated Employees for the Plan Year (in no event, however, shall this amount exceed two times the lesser of such average deferral percentage or such average contribution percentage), or

         (b)      The sum of:

                  (i) 125 percent of the lesser of the average deferral percentage or the average contribution percentage of eligible non-Highly Compensated Employees for the Plan Year, plus

                  (ii) two percentage points plus the greater of the average deferral percentage or the average contribution percentage of eligible non-Highly Compensated Employees for the Plan Year (in no event, however, shall this amount exceed two times the greater of such average deferral percentage or such average contribution percentage).

         If corrective distributions are required to satisfy the aggregate limit, the corrective distributions shall be determined by reducing Employer matching contributions of eligible Highly Compensated Employees beginning with the eligible Highly Compensated Employees with the highest contribution amounts (as described in Section 3.2.3 of this Appendix) and continuing until the aggregate limit is satisfied.

         3.1.6. PREVENTATIVE ACTION PRIOR TO PLAN YEAR END. If the Committee determines that neither of the tests described in Section 3.1.5 of this Appendix will be satisfied (or may not be satisfied) for a Plan Year, then during such Plan Year, the Committee may from time to time establish (and modify) maximums for Employer matching contributions of eligible Highly Compensated Employees that are less than the contributions which would otherwise be permitted or provided. No Employer matching contributions shall be made in excess of such maximums after the date such maximums are effective. The Committee shall prescribe rules concerning such modifications, including the frequency of applying the tests described in Section 3.1.5 of this Appendix and the commencement and termination dates for any modifications.

3.2.     DISTRIBUTION OF EXCESS AGGREGATE CONTRIBUTIONS.

         3.2.1. IN GENERAL. Notwithstanding any other provision of the Plan Statement, excess aggregate contributions, plus any income and minus any loss allocable thereto, shall be distributed no later than the last day of the following Plan Year to eligible Highly Compensated Employees as determined in this Section. If such excess aggregate contributions are distributed more than two and one-half (2-1/2) months after the last day of the Plan Year in which such excess arose, a ten percent (10%) excise tax will be imposed on the Employer as provided in section 4979 of the Code.

         3.2.2. DETERMINING EXCESS AGGREGATE CONTRIBUTIONS. For purposes of this Section, excess aggregate contributions shall mean, with respect to any Plan Year, the excess of:

         (a) the aggregate amount of contributions taken into account in computing the average contribution percentage (as defined in Section 3.1 of this Appendix) of eligible Highly Compensated Employees for such Plan Year, over

         (b)      the maximum amount of such contributions permitted by the
                  section 401(m) tests described in Section 3.1 of this Appendix. Such maximum amount of contributions shall be determined by reducing (not distributing) eligible Highly Compensated Employees' contributions as follows:

                  (i) The Employer matching contributions for the eligible Highly Compensated Employee who has the highest contribution percentage shall be reduced by the amount required to cause such eligible Highly Compensated Employee's contribution percentage to equal the next highest contribution percentage of an eligible Highly Compensated Employee.

                  (ii) If neither of the tests is satisfied after such reduction, the Employer matching contributions for eligible Highly Compensated Employees who then have the highest contribution percentage (including those reduced under (i) above) shall be reduced by the amount required to cause such eligible Highly Compensated Employees' contribution percentage to equal the next highest contribution percentage of an eligible Highly Compensated Employee.

                  (iii) If neither of the tests is satisfied after such reductions, this method of reduction shall be repeated one or more additional times until one of the tests is satisfied.

         3.2.3. DISTRIBUTION OF EXCESS AGGREGATE CONTRIBUTIONS. Excess aggregate contributions, plus any income and minus any loss allocable thereto, shall be distributed to eligible Highly Compensated Employees. The amount of excess aggregate contributions to be distributed on behalf of each eligible Highly Compensated Employee for the Plan Year shall be equal to the amount of reduction determined as follows:

         (a) The Employer matching contributions of the eligible Highly Compensated Employee who has the highest dollar amount of such contributions shall be reduced by the amount required to cause such eligible Highly Compensated Employee's contributions to equal the next highest dollar amount received by eligible Highly Compensated Employees.

         (b)      If any excess aggregate contributions remain after performing
                  (a), then the eligible Highly Compensated Employees who have the next highest dollar amount of Employer matching contributions (including those reduced under (a) above) shall be reduced by the amount required to cause such eligible Highly Compensated Employees' contributions to equal the next highest dollar amount received by eligible Highly Compensated Employees.

         (c)      If any excess aggregate contributions remain after performing
                  (a) and (b), this method of reduction shall be repeated one or more additional times until no excess aggregate contributions remain.

Provided, however, if the total amount of reduction determined in (a), (b) and
(c) would be greater than the amount of excess aggregate contributions, then the final reduction amount shall be decreased so that the total amount of reductions equals the amount of excess aggregate contributions.

           3.2.4. DETERMINATION OF INCOME OR LOSS. The excess aggregate contributions to be distributed to any eligible Highly Compensated Employee shall be adjusted for income or loss. Unless the Committee and the Trustee agree otherwise in writing, the income or loss allocable to excess aggregate contributions to be distributed shall be determined by multiplying the income or loss allocable to the eligible Highly Compensated Employee's Employer matching contributions (to the extent used to determine the eligible Highly Compensated Employee's contribution percentage under Section 3.1 of this Appendix), and if used to determine an eligible Highly Compensated Employee's contribution percentage under Section 3.1 of this Appendix, elective contributions or qualified nonelective contributions (as defined in section 401(m)(4)(C) of the Code), or both, for the Plan Year by a fraction, the numerator of which is the excess aggregate contributions to be distributed to the eligible Highly Compensated Employee for the Plan Year and the denominator of which is the sum of the eligible Highly Compensated Employee's account balances attributable to Employer matching contributions and such elective contributions or qualified nonelective contributions, or both, on the last day of the Plan Year, without regard to any income or loss occurring during such Plan Year. Unless the Committee and the Trustee agree otherwise in writing, excess aggregate contributions shall not be adjusted for income or loss for the period between the Valuation Date coincident with or immediately before the last day of such preceding taxable year and the date of distribution of the excess aggregate contributions (the "gap period"). If the Committee and Trustee agree in writing to adjust for income or loss for the gap period, the income or loss allocable for such period shall be equal to ten percent (10%) of the income or loss allocable to the distributable excess aggregate contributions for the applicable taxable year multiplied by the number of whole calendar months that have elapsed since the Valuation Date coincident with or immediately before the last day of such taxable year, including the month of distribution if distribution occurs after the fifteenth (15th) of such month.

         3.2.5. SPECIAL RULE FOR LESS THAN FULL VESTING. If the Participant is not fully (100%) vested in the Employer Matching Account as of the last day of the Plan Year to which the excess aggregate contributions relate, then the distribution of the Participant's excess aggregate contributions under this Section shall be deemed to have been distributed from the fully (100%) vested portion of the Employer Matching Account and such Account shall become further vested in accordance with the special rule for partial distributions in Section
5.1.3 of the Plan Statement. To the extent the excess aggregate contributions exceed the fully (100%) Vested portion of the Participant's Employer Matching Account, the excess aggregate contributions shall be forfeited and used to reduce the next Employer matching contribution, but if there is no such contribution within one year after the date that the distribution would have otherwise been made had the Participant been fully (100%) vested, shall be used to pay Plan expenses.

         3.2.6. ORPHANED MATCHING CONTRIBUTIONS. If elective contributions treated as excess aggregate contributions are distributed pursuant to this
Section 3.2, applicable matching contributions under Section 3.3 or Section 3.4 of the Plan Statement shall be treated as forfeitures and shall be used to reduce the next Employer matching contribution, but if there is no such contribution within one year after the date of distribution of the excess aggregate contributions, shall be used to pay Plan expenses.

3.3.     SECTION 401(M) CURATIVE ALLOCATION.

         3.3.1. AMOUNT AND ELIGIBILITY. If neither of the section 401(m) tests set forth in Section 3.1 of this Appendix has been satisfied and a distribution of excess aggregate contributions has not been made pursuant to Section 3.2 of this Appendix, then the Employer shall make an additional matching contribution for that Plan Year. Forfeitures shall not be included in this allocation. Only those Participants who were not eligible Highly Compensated Employees for that Plan Year and who were entitled to receive an Employer matching contribution shall share in such allocation. This allocation shall be made first to the Participant with the least amount of compensation and then, in ascending order of compensation, to other Participants. The amount of the Employer matching contribution to be so allocated shall be that amount required to cause the Plan to satisfy either of the section 401(m) tests set forth in Section 3.1 of this Appendix for the Plan Year.

         3.3.2. CREDITING TO ACCOUNT. The Employer matching contribution which is so allocated to a Participant shall be allocated to that Participant's Employer Matching Account for the Plan Year with respect to which it is made and, for the purposes of Section 4 of the Plan Statement, shall be credited as soon as practicable after it is received by the Trustee.

                                   APPENDIX E

                       TEFRA SS. 242(B) TRANSITIONAL RULES


         Section 1. IN GENERAL. Prior to January 1, 1984, each individual who was either:

         (a) an actively employed Participant having an Account (or a contribution accrued to an Account) as of December 31, 1983,

         (b) a Participant not actively employed but having an Account (or a contribution accrued to an Account) as of December 31, 1983, or

         (c) a Beneficiary of a deceased Participant having an Account (or a contribution accrued to an Account) as of December 31, 1983 was given the opportunity to make a designation (before January 1, 1984) of a method of distribution pursuant to ss. 242(b) of the Tax Equity and Fiscal Responsibility Act of 1982 (hereinafter a "ss. 242(b) designation"). Some of those individuals elected to make a ss. 242(b) designation and some did not. The distribution rules set forth in this Appendix shall, notwithstanding any provisions of Section 7 of the Plan Statement to the contrary, determine the distributions made with respect to all individuals entitled to make a ss. 242(b) designation, provided that if the Plan is not an exempt profit sharing plan, the QJ&SA contract or Life Annuity contract has been rejected as described in
Section 7 of the Plan Statement. Distributions made with respect to individuals not entitled to make a ss. 242(b) designation shall be governed solely by
Section 7 of the Plan Statement.

         Section 2. NO DESIGNATION. In the case of distributions to an individual where no ss. 242(b) designation was made, distributions after December 31, 1983 shall be made as follows:

         (a) If such individual is a Participant whose benefits were in pay status on December 31, 1983, and the method of distribution in effect for such Participant was consistent with the provisions of the Plan Statement at the time such distribution commenced, then distribution shall continue to be made to such Participant in accordance with the method of distribution in effect on December 31, 1983, notwithstanding that distribution could not have commenced under such method after December 31, 1983.

         (b) If such individual is a Beneficiary whose benefits were in pay status on December 31, 1983, and the method of distribution in effect for such Beneficiary was consistent with the provisions of the Plan Statement at the time such distribution commenced, then distribution shall continue to be made to such Beneficiary in accordance with the method of distribution in effect on

                  December 31, 1983, notwithstanding that distribution could not have commenced under such method after December 31, 1983.


         (c) If such individual is a Participant or a Beneficiary whose benefits were not in pay status on December 31, 1983, distribution shall be made in accordance with Section 7 of the Plan Statement and, to the extent distribution cannot then be made upon terms which are consistent with the provisions of
                  Section 7 of the Plan Statement, distribution shall be made as soon as practicable after December 31, 1983 in a single lump sum.


         (d) For the purpose of the foregoing, benefits shall be considered to have been in pay status on December 31, 1983 if distribution had commenced on or prior to that date and was being made under a written instrument which fixed the person to whom such benefits were payable, the time or times at which distributions would be made and the amount (or formula pursuant to which the amount would be determined) of each distribution and was not subject to variation at the discretion of the Participant or the Administrative Committee unless such variation would cause the acceleration of distributions.

         (e) Examples of circumstances in which distribution could not be made upon terms consistent with the provisions of Section 7 of the Plan Statement (and therefore would have to be made in a single lump sum) include, but are not be limited to, distribution to a Participant who was a key employee in a top heavy plan and who had attained age seventy and one-half (70-1/2) years before 1984, distribution to a Beneficiary who was not the surviving spouse of the Participant if the Participant died prior to 1979, and distribution to a Beneficiary who is the surviving spouse of a Participant who dies after December 31, 1983 at a time when distributions were being made to such Participant for a term certain which extended beyond the life expectancy of such Participant and surviving spouse.

         Section 3. DESIGNATION MADE. In the case of distributions to an individual where a ss. 242(b) designation was made before January 1, 1984, the Administrative Committee shall honor such ss. 242(b) designation in making distributions hereunder to all individuals identified in such ss. 242(b) designation. For this purpose:

         (a) A ss. 242(b) designation shall, to the extent necessary, be deemed to incorporate by reference either the written beneficiary designation filed by the Participant prior to or coincident with the filing of a ss. 242(b) designation or, if no such written beneficiary designation has been filed, the automatic sequence of Beneficiaries provided under the Plan document in effect on December 31, 1983.

         (b) An individual who made a ss. 242(b) designation shall have the right to revoke any ss. 242(b) designation filed by the Participant at any time by a written instrument delivered to the Employer. Upon such revocation, distribution shall be made in accordance with the provisions of Section 7 of the Plan Statement. To the extent that distribution cannot then be made upon terms consistent with the provisions of Section 7 of the Plan Statement, distribution shall be made, as soon as practicable after such revocation, in a single lump sum.

         (c) A Beneficiary entitled to distribution under this Plan shall have the right to revoke the ss. 242(b) designation insofar as it applies to such Beneficiary. Upon such revocation, distribution shall be made in accordance with the provisions of Section 7 of the Plan Statement. To the extent that distribution cannot then be made upon terms which are consistent with the provisions of Section 7 of the Plan Statement, distribution shall be made, as soon as practicable after such revocation, in a single lump sum.

         (d) If a Participant shall have filed a ss. 242(b) designation and shall subsequently file (or amend) a written beneficiary designation under the Plan, the ss. 242(b) designation shall not be deemed to be revoked and the relevant measuring life or lives for purposes of the ss. 242(b) designation shall continue to be determined as described in paragraph (a) above, without regard to any subsequent filing (or amendment) of a written beneficiary designation or any subsequent amendment of the automatic sequence of Beneficiaries under the Plan Statement.

                              EGTRRA AMENDMENT TO
                              DORSEY & WHITNEY LLP
                       DEFINED CONTRIBUTION PROTOTYPE PLAN
                         (WITH OPTIONAL 401(K) FEATURE)
                             BASIC PLAN DOCUMENT #1


                                    Preamble

1. ADOPTION AND EFFECTIVE DATE OF AMENDMENT. This EGTRRA Amendment of the Plan is adopted to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"). This EGTRRA Amendment is intended as good faith compliance with the requirements of EGTRRA and is to be construed in accordance with EGTRRA and guidance issued thereunder. Except as otherwise provided, this EGTRRA Amendment shall be effective as of the first day of the first Plan Year beginning after December 31, 2001.

2. SUPERSESSION OF INCONSISTENT PROVISIONS. This EGTRRA Amendment shall supersede the provisions of the Plan Statement to the extent those provisions are inconsistent with the provisions of this EGTRRA Amendment.

3. DEFINITIONS. Unless a different definition is provided in this EGTRRA Amendment capitalized terms in this EGTRRA Amendment shall have the same meaning as set forth in the Plan Statement.

       SECTION I. PLAN LOANS FOR OWNER-EMPLOYEES AND SHAREHOLDER EMPLOYEES

1. Effective for Plan loans made after December 31, 2001, provisions of the Plan Statement prohibiting loans to any Owner-Employee or Shareholder- Employee shall cease to apply.

2. Article XII of Adoption Agreement #01 and Article XI of Adoption Agreement #02 are hereby modified accordingly.

                    SECTION II. LIMITATIONS ON CONTRIBUTIONS

1. This section shall be effective for limitation years beginning after December 31, 2001.

2. Except to the extent permitted under Section X(3) of this EGTRRA Amendment and section 414(v) of the Code, if applicable, the annual addition (as defined in Section 1.1 of Appendix A to the Basic Plan Document) that may be contributed or allocated to a Participant's Account under the Plan for any limitation year shall not exceed the lesser of:

         (a) $40,000, as adjusted for increases in the cost-of-living under section 415(d) of the Code, or

         (b) 100 percent of the Participant's ss. 415 compensation (as defined in Section 1.12 of Appendix A to the Basic Plan Document) for the limitation year.

3. Section 1.10 of Appendix A to the Basic Plan Document is hereby modified accordingly.

                   SECTION III. INCREASE IN COMPENSATION LIMIT

1. A Participant's Recognized Compensation for any Plan Year beginning after December 31, 2001, shall not exceed $200,000, as adjusted for cost-of-living increases in accordance with section 401(a)(17)(B) of the Code. The cost-of-living adjustment in effect for a calendar year applies to Recognized Compensation for the Plan Year (and limitation year, if different) that begins with or within such calendar year.

2. Section 1.1.32(h) of the Basic Plan Document is hereby modified according.

                   SECTION IV. MODIFICATION OF TOP-HEAVY RULES

1. This Section IV shall apply for purposes of determining whether the Plan is a top-heavy Plan under section 416(g) of the Code for Plan Years beginning after December 31, 2001, and whether the Plan satisfies the minimum benefits requirements of section 416(c) of the Code for such years.

2. Key employee means any Participant or former Participant (including any deceased Participant) who at any time during the Plan Year that includes the Determination Date was an officer of any Aggregated Employer having annual compensation greater than One Hundred Thirty Thousand Dollars ($130,000) (as adjusted under section 416(i)(1) of the Code for Plan Years beginning after December 31, 2002), a Five Percent Owner, or a One Percent Owner having annual compensation from the Aggregated Employers of more than One Hundred Fifty Thousand Dollars ($150,000). For this purpose, annual compensation means ss. 415 compensation as defined in Appendix A to the Basic Plan Document. The determination of who is a key employee will be made in accordance with section 416(i)(1) of the Code and the applicable regulations and other guidance of general applicability issued thereunder.

3. The following shall apply for purposes of determining the present values of accrued benefits and the amounts of account balances of Participants as of the Determination Date.

         3.1. The present values of accrued benefits and the amounts of account balances of a Participant as of the Determination Date shall be increased by the distributions made with respect to the Participant under the Plan and any plan aggregated with the Plan under section 416(g)(2) of the Code during the 1-year period ending on the Determination Date. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the Plan under section 416(g)(2)(A)(i) of the Code. In the case of a distribution made for a reason other than separation from service, death, or disability, this provision shall be applied by substituting "5-year period" for "1-year period."

         3.2. The accrued benefits and accounts of any Participant who has not performed services for the Employer during the 1-year period ending on the Determination Date shall not be taken into account.

4. Employer matching contributions shall be taken into account for purposes of satisfying the minimum contribution requirements of section 416(c)(2) of the Code and the Plan. The preceding sentence shall apply with respect to matching contributions under the Plan or, if the Plan Statement provides that the minimum contribution requirement shall be met in another plan, such other plan. Employer matching contributions that are used to satisfy the minimum contribution requirements shall be treated as matching contributions for purposes of the 401(m) test and other requirements of section 401(m) of the Code.

5. The Employer may provide in the EGTRRA Adoption Agreement that the minimum benefit requirement shall be met in another plan (including another plan that consists solely of a cash or deferred arrangement which meets the requirements of section 401(k)(12) of the Code and matching contributions with respect to which the requirements of section 401(m)(11) of the Code are met).

6. Appendix B to the Basic Plan Document is hereby modified accordingly.

              SECTION V. VESTING OF EMPLOYER MATCHING CONTRIBUTIONS

1. This section shall apply to Participants with account balances derived from Employer matching contributions who complete an Hour of Service under the Plan in a Plan Year beginning after December 31, 2001. If elected by the Employer in the EGTRRA Adoption Agreement, this section shall also apply to all other Participants with account balances derived from Employer matching contributions.

2. A Participant's Employer Matching Account shall vest as provided by the Employer in the EGTRRA Adoption Agreement. If the vesting schedule for the Employer Matching Account in Option 3 of Section A(2) of the EGTRRA Adoption Agreement is elected, the election in Section 5.2 of the Basic Plan Document shall apply.

               SECTION VI. DIRECT ROLLOVERS OF PLAN DISTRIBUTIONS

1. This section shall apply to distributions made after December 31, 2001.

2. For purposes of the direct rollover provisions in Section 7.5.2 of the Basic Plan Document, an eligible retirement plan shall also mean an annuity contract described in section 403(b) of the Code and an eligible plan under section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan. The definition of eligible retirement plan shall also apply in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the alternate payee under a qualified domestic relation order, as defined in section 414(p) of the Code.

3. Under Section 7.5.2(a) of the Basic Plan Document, any amount that is distributed on account of hardship shall not be an eligible rollover distribution and the distributee may not elect to have any portion of such a distribution paid directly to an eligible retirement plan.

4. For purposes of the direct rollover provisions in Section 7.5.2 of the Basic Plan Document, a portion of a distribution shall not fail to be an eligible rollover distribution merely because the portion consists of after-tax employee contributions which are not includible in gross income. However, such portion may be transferred only to an individual retirement account or annuity described in section 408(a) or (b) of the Code, or to a qualified defined contribution plan described in section 401(a) or 403(a) of the Code that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible.

                     SECTION VII. ROLLOVERS FROM OTHER PLANS

If provided by the Employer in the Adoption Agreement, the Plan will accept rollover contributions and/or direct rollovers of distributions made after December 31, 2001, from the types of plans specified in the EGTRRA Adoption Agreement, beginning on the effective date specified in the EGTRRA Adoption Agreement.

          SECTION VIII. ROLLOVERS DISREGARDED IN INVOLUNTARY CASH-OUTS

1. This section shall apply if elected by the Employer in the EGTRRA Adoption Agreement and shall be effective as specified in the EGTRRA Adoption Agreement.

2. If elected by the Employer in the EGTRRA Adoption Agreement, for purposes of
Section 7.1.1(a) of the Basic Plan Document, the value of a Participant's Vested Total Account shall be determined without regard to that portion of the Account that is attributable to rollover contributions (and earnings allocable thereto) within the meaning of sections 402(c), 403(a)(4), 403(b)(8), 408(d)(3)(A)(ii), and 457(e)(16) of the Code. If the value of the Participant's Vested Total Account as so determined is $5,000 or less, the Plan shall distribute the Participant's entire Vested Total Account in a single lump sum as soon as administratively practicable on or after the Distribution Date following the Participant's Event of Maturity, without an application for distribution.

         SECTION IX. REPEAL OF AGGREGATE LIMIT TEST (MULTIPLE USE TEST)

The multiple use test described in Treasury Regulation section 1.401(m)-2 and
Section 3.1.5 of Appendix D to the Basic Plan Document shall not apply for Plan Years beginning after December 31, 2001.

          SECTION X. ELECTIVE CONTRIBUTIONS -- CONTRIBUTION LIMITATION

1. No Participant shall be permitted to have elective contributions made under this Plan, or any other qualified plan maintained by the Employer during any taxable year, in excess of the dollar limitation contained in section 402(g) of the Code in effect for such taxable year, except to the extent permitted under paragraph 3 of this Section X.

2. The top-heavy requirements of section 416 of the Code and Appendix B to the Basic Plan Document, as modified by this EGTRRA Amendment, shall not apply in any year beginning after December 31, 2001, in which the Plan consists solely of a cash or deferred arrangement which meets the requirements of section 401(k)(12) of the Code and matching contributions with respect to which the requirements of section 401(m)(11) of the Code are met.

3. If elected by the Employer in the EGTRRA Adoption Agreement, all Participants who are eligible to make elective contributions under this Plan and who have attained age 50 before the close of the Plan Year shall be eligible to make catch-up contributions in accordance with, and subject to the limitations of, section 414(v) of the Code. Such catch-up contributions shall not be taken into account for purposes of the provisions of the Plan Statement implementing the required limitations of sections 402(g) and 415 of the Code. The Plan shall not be treated as failing to satisfy the provisions of the Plan Statement implementing the requirements of section 401(k)(3), 401(k)(11), 401(k)(12), 410(b), or 416 of the Code, as applicable, by reason of the making of such catch-up contributions.

4. A Participant who receives a distribution of elective contributions after December 31, 2001, on account of hardship shall be prohibited from making elective contributions and employee contributions under this and all other Plans of the Employer for 6 months after receipt of the distribution. A Participant who receives a distribution of elective contributions in calendar year 2001 on account of hardship shall be prohibited from making elective contributions and employee contributions under this and all other Plans of the Employer for the period specified by the Employer in the EGTRRA Adoption Agreement.

             SECTION XI. DISTRIBUTION UPON SEVERANCE FROM EMPLOYMENT

1. If elected by the Employer in the EGTRRA Adoption Agreement, this Section XI shall apply for distributions and severances from employment occurring after the dates specified in the EGTRRA Adoption Agreement.

2. A Participant's elective contributions, curative allocations and earnings attributable to these contributions shall be distributable on account of the Participant's severance from employment. However, such a distribution shall be subject to the other provisions of the Plan Statement regarding distributions, other than provisions that require a separation from service before such amounts may be distributed.

3. Section 6.1 of the Basic Plan Document is hereby modified accordingly.